     As filed with the Securities and Exchange Commission on August 13, 2003

                                        Securities Act Registration No. 811-8066



                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-effective Amendment No. _______ Post-effective Amendment No. ______
                        (Check appropriate box or boxes)

                  INVESCO COMBINATION STOCK & BOND FUNDS, INC.
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                4350 South Monaco Street, Denver, Colorado 80237
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                  Registrant's Telephone Number: (713) 626-1919



Name and Address of Agent for Service:      Copy to:

NANCY L. MARTIN, ESQUIRE                    MARTHA J. HAYS, ESQUIRE
A I M Advisors, Inc.                        Ballard Spahr Andrews & Ingersoll, LLP
11 Greenway Plaza                           1735 Market Street
Suite 100                                   51st Floor
Houston, TX 77046                           Philadelphia, PA 19103


        Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

        The title of the securities being registered is INVESCO Total Return Fund Classes A, B, C, Investor Class and Institutional Class. No filing fee is due in reliance on Section 24(f) of the Investment Company Act of 1940.

(INVESCO LOGO)

                             INVESCO BALANCED FUND,
                                 A PORTFOLIO OF
                  INVESCO COMBINATION STOCK & BOND FUNDS, INC.

                            4350 SOUTH MONACO STREET
                             DENVER, COLORADO 80237

                                                                 August 25, 2003

Dear Shareholder:

     As you may be aware, AMVESCAP PLC, the parent company of your Fund's investment advisor, has undertaken an integration initiative for its North American mutual fund operations.

     In the first phase of the integration initiative, A I M Distributors, Inc. became the sole distributor for all AMVESCAP PLC mutual funds in the United States. A I M Distributors, Inc. is now the distributor for all INVESCO Funds (including your Fund) and the AIM Funds.

     AMVESCAP PLC also reviewed all INVESCO Funds and AIM Funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete for limited shareholder assets and to consolidate certain funds having similar investment objectives and strategies. Your Fund is one of the funds that AMVESCAP PLC recommended, and your Board of Directors approved, be consolidated with another fund. The attached proxy statement/prospectus seeks your approval of this consolidation.

     As part of the integration initiative, AMVESCAP PLC has recommended restructuring the advisory and administrative servicing arrangements so that A I M Advisors, Inc. is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a new advisory agreement under which A I M Advisors, Inc. will serve as the investment advisor for your Fund, and a new sub-advisory agreement under which INVESCO Institutional (N.A.), Inc., an affiliate of INVESCO Funds Group, Inc., which is currently serving as your Fund's investment advisor, will serve as sub-advisor. The portfolio management team for your Fund will not change as a result of this restructuring. The attached proxy statement/prospectus seeks your approval of these new investment advisory and sub-advisory agreements. If approved, these new agreements will become effective only if shareholders do not approve the proposal to consolidate your Fund.

     The integration initiative also calls for changing the organizational structure of the INVESCO Funds and the AIM Funds. To accomplish this goal, AMVESCAP PLC has recommended that all INVESCO Funds and AIM Funds organized as Maryland corporations change their form and state of organization to Delaware statutory trusts. Your Board has approved redomesticating your Fund as a series of a Delaware statutory trust. The attached proxy statement/prospectus seeks your approval of this redomestication. If approved, the redomestication will occur prior to the consolidation of your Fund.

     Finally, the independent directors of your Board believe that your interests would best be served if the INVESCO Funds and the AIM Funds had a unified board of directors/trustees. The attached proxy statement/prospectus seeks your vote in favor of the persons nominated to serve as directors.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify us by calling (800) 952-3502. You may also vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications Inc., reminding you to vote your shares.

                                          Sincerely,

                                          -s- Raymond R. Cunningham

                                          Raymond R. Cunningham
                                          President

                             INVESCO BALANCED FUND,
                                 A PORTFOLIO OF
                  INVESCO COMBINATION STOCK & BOND FUNDS, INC.

                            4350 SOUTH MONACO STREET
                             DENVER, COLORADO 80237

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 21, 2003

To the Shareholders of INVESCO Balanced Fund:

     We cordially invite you to attend our Special Meeting of Shareholders to:

     1. Approve a Plan of Reorganization under which all of the assets of your Fund will be transferred to INVESCO Total Return Fund ("Buying Fund"), each an investment portfolio of INVESCO Combination Stock & Bond Funds, Inc. ("Company"), Buying Fund will assume the liabilities of your Fund and Company will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund.

     2. Elect 16 directors to the Board of Directors of Company, each of whom will serve until his or her successor is elected and qualified.

     3. Approve a new investment advisory agreement with A I M Advisors, Inc. ("AIM") for your Fund.

     4. Approve a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. for your Fund.

     5. Approve a Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

     6. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173 on October 21, 2003, at 3:00 p.m., Central Time.

     Shareholders of record as of the close of business on July 25, 2003 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the Special Meeting.

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF COMPANY. YOU MAY ALSO VOTE YOUR SHARES BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF COMPANY OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                          -s- Glen A. Payne

                                          Glen A. Payne
                                          Secretary

August 25, 2003

INVESCO BALANCED FUND,                                INVESCO TOTAL RETURN FUND,

                              EACH A PORTFOLIO OF
                  INVESCO COMBINATION STOCK & BOND FUNDS, INC.

                            4350 SOUTH MONACO STREET
                             DENVER, COLORADO 80237
                                 (800) 525-8085

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                                AUGUST 25, 2003

     This document is a combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). We are sending you this Proxy Statement/Prospectus in connection with the Special Meeting of Shareholders (the "Special Meeting") of INVESCO Balanced Fund (your Fund). The Special Meeting will be held on October 21, 2003. We intend to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about August 25, 2003 to all shareholders entitled to vote.

     At the Special Meeting, we are asking shareholders of your Fund to vote on five Proposals. The first Proposal to be voted on is a Plan of Reorganization (the "Plan of Reorganization") which provides for the combination of your Fund, with INVESCO Total Return Fund ("Buying Fund"), each an investment portfolio of INVESCO Combination Stock & Bond Funds Inc. ("Company") (the "Reorganization").

     Under the Plan of Reorganization, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume the liabilities of your Fund and Company will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A.

     The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No sales charges will be imposed in connection with the Reorganization.

     The Board of Directors of Company (the "Board") has approved the Plan of Reorganization and the Reorganization as being advisable and in the best interests of your Fund.

     Company is a registered open-end management investment company that issues its shares in separate series. Your Fund and Buying Fund are each a series of Company. INVESCO Funds Group, Inc. ("INVESCO") serves as the investment advisor to both your Fund and Buying Fund. INVESCO is a wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"), an independent global investment management company.

     The investment objective of Buying Fund is the same as that of your Fund. See "Comparison of Investment Objectives and Principal Strategies."

     This Proxy Statement/Prospectus sets forth the information that you should know before voting on the Plan of Reorganization and the other Proposals described below. It is both the Proxy Statement of your Fund and the Prospectus of Buying Fund. You should read and retain this Proxy Statement/ Prospectus for future reference.

     The shared Prospectus of your Fund and Buying Fund dated August 12, 2003, as supplemented August 14, 2003 (the "Prospectus"), together with the related Statement of Additional Information dated August 12, 2003, as supplemented August 14, 2003, and the Statement of Additional Information relating to the Reorganization, dated August 15, 2003, are on file with the Securities and Exchange Commission (the "SEC"). The Prospectus is incorporated by reference into this Proxy Statement/Prospectus and a copy of the Prospectus is attached as Appendix II to this Proxy Statement/Prospectus. The Statement of Additional Information relating to the Reorganization dated August 15, 2003 also is incorporated by reference into this Proxy Statement/Prospectus. The SEC maintains a website at www.sec.gov that contains the Prospectus and Statements of Additional Information described above, material incorporated by reference, and other information about Company.

     Copies of the Prospectus and the related Statement of Additional Information are available without charge by writing to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling (800) 347-4246.
Additional information about your Fund and Buying Fund may be obtained on the internet at www.aiminvestments.com.

     The remaining four Proposals to be voted on are: the election of 16 directors to the Board of Directors of Company; the approval of a new advisory agreement with AIM for your Fund; the approval of a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional") for your Fund; and the approval of a Plan of Reorganization (the "Plan of Redomestication") which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation. The Board has approved the nomination of the persons set forth in this Proxy Statement/ Prospectus for election as directors of Company and has approved the new advisory agreement with AIM and the new sub-advisory agreement between AIM and INVESCO. Finally, the Board has approved the Plan of Redomestication as being advisable.

     All five Proposals are being submitted to you to implement an integration initiative undertaken by AMVESCAP with respect to its North American mutual fund operations, which includes your Fund.

     Company has previously sent to shareholders the most recent annual report for your Fund, including financial statements, and the most recent semiannual report succeeding the annual report, if any. If you have not received such report(s) or would like to receive an additional copy, please contact A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or call (800) 347-4246. Such report(s) will be furnished free of charge.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
INTRODUCTION................................................     1
PROPOSAL 1 -- APPROVAL OF THE PLAN TO COMBINE YOUR FUND AND
  BUYING FUND...............................................     2
SUMMARY.....................................................     2
  The Reorganization........................................     2
  Comparison of Investment Objectives and Principal
     Strategies.............................................     3
  Comparison of Principal Service Providers.................     5
  Comparison of Performance.................................     5
  Comparison of Fees and Expenses...........................     5
  Comparison of Multiple Class Structures...................     6
  Comparison of Sales Charges...............................     6
  Comparison of Distribution, Purchase and Redemption
     Procedures and Exchange Rights.........................     6
  The Board's Recommendation on Proposal 1..................     7
RISK FACTORS................................................     8
  Risks Associated with Buying Fund.........................     8
  Comparison of Risks of Buying Fund and Your Fund..........    10
INFORMATION ABOUT BUYING FUND...............................    10
  Description of Buying Fund Shares.........................    10
  Management's Discussion of Fund Performance...............    10
  Financial Highlights......................................    10
ADDITIONAL INFORMATION ABOUT THE PLAN OF REORGANIZATION.....    10
  Terms of the Reorganization...............................    10
  The Reorganization........................................    11
  Board Considerations......................................    11
  Other Terms...............................................    12
  Federal Income Tax Consequences...........................    12
  Accounting Treatment......................................    13
RIGHTS OF SHAREHOLDERS......................................    13
  General...................................................    14
  Liability of Shareholders.................................    14
  Election of Directors; Terms..............................    14
  Removal of Directors......................................    14
  Meetings of Shareholders..................................    14
  Liability of Directors and Officers; Indemnification......    14
  Dissolution and Termination...............................    14
  Voting Rights of Shareholders.............................    15
  Dissenters' Rights........................................    15
  Amendments to Organization Documents......................    15
CAPITALIZATION..............................................    16
LEGAL MATTERS...............................................    17
ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND......    17
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
  COMMISSION................................................    17
PROPOSAL 2 -- ELECTION OF DIRECTORS.........................    17
  Background................................................    17
  Structure of the Board of Directors.......................    18
  Nominees for Directors....................................    18

                                                               PAGE
                                                               ----
  The Board's Recommendation on Proposal 2..................    22
  Current Committees of the Board...........................    22
  Board and Committee Meeting Attendance....................    24
  Future Committee Structure................................    24
  Director's Compensation...................................    25
  Current Retirement Plan for Directors.....................    25
  Current Deferred Compensation Plan........................    26
  New Retirement Plan for Directors.........................    26
  New Deferred Compensation Agreements......................    27
  Officers of Company.......................................    27
  Security Ownership of Management..........................    27
  Director Ownership of Your Fund's Shares..................    27
PROPOSAL 3 -- APPROVAL OF A NEW INVESTMENT ADVISORY
  AGREEMENT.................................................    27
  Background................................................    27
  Your Fund's Current Investment Advisor....................    28
  The Proposed New Investment Advisor for Your Fund.........    29
  Positions with AIM Held by Company's Directors or
     Executive Officers.....................................    29
  Terms of the Current Advisory Agreement...................    29
  Additional Services Provided by INVESCO and its
     Affiliates.............................................    30
  Advisory Fees Charged by AIM for Similar Funds it
     Manages................................................    30
  Terms of the Proposed Advisory Agreement..................    31
  Factors the Directors Considered in Approving the Advisory
     Agreement..............................................    34
  The Board's Recommendation on Proposal 3..................    36
PROPOSAL 4 -- APPROVAL OF NEW SUB-ADVISORY AGREEMENT........    36
  Background................................................    36
  The Proposed Sub-Advisor for Your Fund....................    37
  Positions with INVESCO Institutional Held by Company's
     Directors or Executive Officers........................    37
  Terms of the Proposed Sub-Advisory Agreement..............    37
  Advisory Fees Charged by INVESCO Institutional for Similar
     Funds for which it Serves as Advisor...................    38
  Factors the Directors Considered in Approving the Proposed
     Sub-Advisory Agreement.................................    38
  The Board's Recommendation on Proposal 4..................    39
PROPOSAL 5 -- APPROVAL OF THE PLAN TO REDOMESTICATE COMPANY
  AS A DELAWARE STATUTORY TRUST.............................    39
  Background................................................    39
  Reasons for the Proposed Redomestication..................    40
  What the Proposed Redomestication Will Involve............    40
  The Federal Income Tax Consequences of the
     Redomestication........................................    42
  Appraisal Rights..........................................    42
  The Trust Compared to Company.............................    42
  The Board's Recommendation on Proposal 5..................    43
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING............    43
  Proxy Statement/Prospectus................................    43
  Time and Place of Special Meeting.........................    44
  Voting in Person..........................................    44
  Voting by Proxy...........................................    44
  Voting by Telephone or the Internet.......................    44
  Quorum Requirement and Adjournment........................    45

                                                               PAGE
                                                               ----
  Vote Necessary to Approve Each Proposal...................    45
  Proxy Solicitation........................................    45
  Other Matters.............................................    46
  Shareholder Proposals.....................................    46
  Ownership of Shares.......................................    46
INDEPENDENT PUBLIC ACCOUNTANTS..............................    46
  Fees Paid to the Auditor Related to Company...............    46
  Fees Paid to the Auditor Not Related to Company...........    47

EXHIBIT A...............   Classes of Shares of Your Fund and Corresponding Classes of
                           Shares of Buying Fund
EXHIBIT B...............   Comparison of Performance of Your Fund and Buying Fund
EXHIBIT C...............   Comparison Fee Table and Expense Example
EXHIBIT D...............   Director Compensation Table
EXHIBIT E...............   Officers of Company
EXHIBIT F...............   Security Ownership of Management
EXHIBIT G...............   Director Ownership of Fund Shares
EXHIBIT H...............   Principal Executive Officer and Directors of A I M Advisors,
                           Inc.
EXHIBIT I...............   Compensation to INVESCO Funds Group, Inc.
EXHIBIT J...............   Fees Paid to INVESCO Funds Group, Inc. and Affiliates in
                           Most Recent Fiscal Year
EXHIBIT K...............   Advisory Fee Schedules for Other AIM Funds
EXHIBIT L...............   Proposed Compensation to A I M Advisors, Inc.
EXHIBIT M...............   Principal Executive Officer and Directors of INVESCO
                           Institutional (N.A.), Inc.
EXHIBIT N...............   Proposed Compensation to INVESCO Institutional (N.A.), Inc.
EXHIBIT O...............   Advisory Fee Schedules for Other INVESCO Institutional
                           (N.A.), Inc. Advised Funds
EXHIBIT P...............   Shares Outstanding of Each Class of Your Fund on Record Date
EXHIBIT Q...............   Ownership of Shares of Your Fund
EXHIBIT R...............   Ownership of Shares of Buying Fund

APPENDIX I..............   Plan of Reorganization for Your Fund (to Effect the
                           Reorganization)
APPENDIX II.............   Prospectus of Buying Fund
APPENDIX III............   Discussion of Performance of Buying Fund
APPENDIX IV.............   Form of Investment Advisory Agreement with A I M Advisors,
                           Inc.
APPENDIX V..............   Form of Sub-Advisory Agreement
APPENDIX VI.............   Plan of Redomestication for Your Fund (to Effect the
                           Redomestication)

     INVESCO, THE OPEN CIRCLE DESIGN, INVESCO FUNDS, INVESCO FUNDS GROUP, INVESCO -- YOUR GLOBAL INVESTMENT PARTNER AND YOU SHOULD KNOW WHAT INVESCO KNOWS ARE REGISTERED SERVICE MARKS OF AMVESCAP PLC.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement/Prospectus, and you should not rely on such other information or representations.

                                  INTRODUCTION

     Your Fund and Buying Fund are each one of 46 portfolios advised by INVESCO. Proposals 1 through 5 that you are being asked to vote on relate to or result from an integration initiative announced on March 27, 2003, by AMVESCAP, the parent company of AIM and INVESCO, with respect to its North American mutual fund operations. The primary components of AMVESCAP's integration initiative are:

     - Using a single distributor for all AMVESCAP mutual funds in the United States. To that end, A I M Distributors, Inc., the distributor for the retail mutual funds advised by AIM (the "AIM Funds"), replaced INVESCO Distributors, Inc. as the distributor for the retail mutual funds advised by INVESCO (the "INVESCO Funds") effective July 1, 2003.

     - Integrating back office support and creating a single platform for back office support of AMVESCAP's mutual fund operations in the United States, including such support services as transfer agency and information technology. One result of this integration will be that shares of the AIM Funds and shares of the INVESCO Funds generally will be able to be exchanged for shares of the same or a similar class of each other.

     - Rationalizing and streamlining of the various AIM Funds and INVESCO Funds. In that regard, AMVESCAP has undertaken an extensive review of these funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete for limited shareholder assets and to consolidate certain funds having similar investment objectives and strategies. Reducing both the number of AIM Funds and INVESCO Funds will allow AIM and INVESCO to concentrate on managing their core products. The Reorganization is one of a number of fund reorganizations proposed by AMVESCAP as a result of this review process. AMVESCAP's belief is that the Reorganization will allow Buying Fund the best available opportunities for investment management, growth prospects and potential economies of scale. Proposal 1 relates to this component of AMVESCAP's integration initiative.

     - Rationalizing the contractual arrangements for the provision of investment advisory and administrative services to the AIM Funds and the INVESCO Funds. The objective of this component is to have AIM assume primary responsibility for the investment advisory, administrative, accounting and legal and compliance services for the INVESCO Funds. To implement this component, each INVESCO Fund is seeking shareholder approval to enter into a new investment advisory agreement with AIM. These changes will simplify AMVESCAP's mutual fund operations in the United States in that there will be a uniform arrangement for investment management for both the AIM Funds and the INVESCO Funds. Proposals 3 and 4 relate to this component of AMVESCAP's integration initiative.

     - Simplifying the organizational structure of the AIM Funds and the INVESCO Funds so that they are all organized as Delaware statutory trusts, using as few entities as practicable. To implement this component, each AIM Fund and each INVESCO Fund that currently is organized as a Maryland corporation is seeking shareholder approval to redomesticate as a new Delaware statutory trust, which also should provide these Funds with greater flexibility in conducting their business operations. In addition, certain series portfolios of AIM Funds with few portfolios are seeking shareholder approval to be restructured as new series portfolios of existing AIM Funds that are organized as Delaware statutory trusts. Proposal 5 relates to this component of AMVESCAP's integration initiative.

     In considering the integration initiative proposed by AMVESCAP, the directors of the INVESCO Funds and the directors/trustees of the AIM Funds who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Funds or their advisors determined that the shareholders of both the AIM Funds and the INVESCO Funds would benefit if one set of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, these directors/trustees agreed to combine the separate boards and create a unified board of directors/trustees. Proposal 2 relates to the election of directors of your Fund.

     You are being asked to approve Proposals 2 through 5 so that, in the event that Proposal 1 is not approved, your Fund will still be able to take advantage of these other benefits of AMVESCAP's integration initiative. We will be unable to determine whether a particular Proposal other than Proposal 1, if approved, should go forward until we have determined whether Proposal 1 has been approved. Therefore, even if you vote in favor of Proposal 1, it is still important that you vote on each remaining Proposal. If Proposal 1 is approved but Proposal 5 is not approved, your Fund will be combined with Buying Fund but will not be redomesticated as a new series portfolio of a Delaware statutory trust. For information about the Special Meeting and voting on Proposals 1 through 5, see "Information About the Special Meeting and Voting." For a description of the vote necessary to approve each of Proposals 1 through 5, see "Information About the Special Meeting and Voting -- Vote Necessary to Approve Each Proposal."

                                   PROPOSAL 1
                              APPROVAL OF THE PLAN
                      TO COMBINE YOUR FUND AND BUYING FUND

                                    SUMMARY

     The Board, including the independent directors, has determined that the Reorganization is advisable and in the best interests of your Fund and that the interests of the shareholders of your Fund will not be diluted as a result of the Reorganization. The Board believes that a larger combined fund should be more viable and have greater market presence and should have greater investment leverage in that portfolio managers should have broader investment opportunities and lower trading costs. The Board also believes that a larger combined fund should result in greater operating efficiencies by providing economies of scale to the combined fund in that certain fixed costs, such as legal, accounting, shareholder services and director expenses, will be spread over the greater assets of the combined fund. For additional information concerning the factors the Board considered in approving the Plan of Reorganization, see "Additional Information About the Plan of Reorganization -- Board Considerations."

     The following summary discusses some of the key features of the Reorganization and highlights certain differences between your Fund and Buying Fund. This summary is not complete and does not contain all of the information that you should consider before voting on whether to approve the Plan of Reorganization. For more complete information, please read this entire Proxy Statement/Prospectus.

THE REORGANIZATION

     The Reorganization will result in the combination of your Fund with Buying Fund. Your Fund and Buying Fund are each a series of Company, a Maryland corporation.

     If shareholders of your Fund approve the Plan of Reorganization and other closing conditions are satisfied, all of the assets of your Fund will be transferred to Buying Fund and Buying Fund will assume the liabilities of your Fund, and Company will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A. For a description of certain of the closing conditions that must be satisfied, see "Additional Information About the Agreement -- Other Terms."

     The shares of Buying Fund issued in the Reorganization will have an aggregate net asset value equal to the net value of the assets of your Fund transferred to Buying Fund. The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. A copy of the Plan of Reorganization is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Plan of Reorganization."

     Company will receive an opinion of Kirkpatrick & Lockhart LLP to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay additional Federal income tax as a result of the Reorganization except to the extent your Fund disposes of securities at a net gain in anticipation of the Reorganization, which gain would be included in a taxable distribution. See "Additional Information About the Plan of Reorganization -- Federal Income Tax Consequences."

     No sales charges will be imposed in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

     Your Fund and Buying Fund pursue the same investment objectives and invest in similar types of securities. As a result, the Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective of Buying Fund.

     The investment objectives or goals of Buying Fund and your Fund are classified as fundamental, which means that the Board cannot change them without shareholder approval.

     A description of the fundamental and non-fundamental restrictions and policies applicable to your Fund and Buying Fund can be found in the Statement of Additional Information. Your Fund and Buying Fund have the same fundamental investment restrictions and non-fundamental policies.

     The chart below provides a summary for comparison purposes of the investment objectives and principal investment strategies of your Fund and Buying Fund. You can find more detailed information about the investment objectives, strategies and other investment policies of your Fund and Buying Fund in the Prospectus.

            INVESCO BALANCED FUND                          INVESCO TOTAL RETURN FUND
                 (YOUR FUND)                                     (BUYING FUND)
---------------------------------------------    ---------------------------------------------
                                     INVESTMENT OBJECTIVE
- high total return through both growth and      - high total return through both growth and
  current income                                   current income
                                    INVESTMENT STRATEGIES
- invests at least 65% of its assets in a        - invests at least 65% of its assets in a
  combination of common stocks and                 combination of common stocks of companies
  fixed-income securities, including               with a history of paying regular dividends
  preferred stocks, convertible securities         and in debt securities
  and bonds
- invests at least 25% of its assets in debt     - invests 30% of its assets in debt
  securities that are investment-grade at the      securities that are investment grade at the
  time of purchase, which may include              time of purchase, which may include
  obligations of the U.S. governments,             corporate obligations and obligations of
  government agencies and investment grade         the U.S. government and government agencies
  corporate bonds
- invests in equity securities believed to       - The remaining assets of Buying Fund are
  have better-than-average earnings growth         allocated to other investments at INVESCO's
  potential, as well as companies within           discretion based upon current business,
  industries that are well-positioned for the      economic, and market conditions. The
  current and expected economic climate            portion of Buying Fund's portfolio invested
  taking into consideration companies'             in equity securities will be primarily
  dividend payout records. Although most of        invested in large-capitalization stocks
  your Fund's holdings are traded on national      that possess one of three attributes that
  stock exchanges or in the over-the-counter       are attractive relative to the Standard &
  market, your Fund may also take positions        Poor's 500 Composite Stock Price Index: (i)
  in securities traded on regional or foreign      a low price- to-earnings ratio, (ii) a high
  exchanges                                        dividend yield, or (iii) consistent growth
- no corresponding strategy                      - the portion of Buying Fund's portfolio
                                                   invested in equity securities is managed in
                                                   a blend of the growth and value investing
                                                   styles
- may hold securities of any maturity, with      - no corresponding strategy
  the average maturity of the portfolio
  varying depending upon economic and market
  conditions
- invests in a mix of equity securities and      - invests in a mix of equity securities and
  debt securities, as well as in options and       debt securities, as well as in options and
  other investments whose value is based upon      other investments whose value is based upon
  the values of these securities                   the values of these securities
- actively managed                               - actively managed

COMPARISON OF PRINCIPAL SERVICE PROVIDERS

     The following is a list of the current principal service providers for your Fund and Buying Fund.

                                                       SERVICE PROVIDERS
                                 --------------------------------------------------------------
                                     INVESCO BALANCED FUND          INVESCO TOTAL RETURN FUND
SERVICE                                   (YOUR FUND)                     (BUYING FUND)
-----------------------------    -----------------------------    -----------------------------
Investment Advisor               INVESCO Funds Group, Inc.*       INVESCO Funds Group, Inc.*
                                 4350 South Monaco Street         4350 South Monaco Street
                                 Denver, Colorado 80237           Denver, Colorado 80237
Distributor                      A I M Distributors, Inc.**       A I M Distributors, Inc.**
                                 11 Greenway Plaza, Suite 100     11 Greenway Plaza, Suite 100
                                 Houston, Texas 77046-1173        Houston, Texas 77046-1173
Administrator                    INVESCO Funds Group, Inc.***     INVESCO Funds Group, Inc.***
                                 4350 South Monaco Street         4350 South Monaco Street
                                 Denver, Colorado 80237           Denver, Colorado 80237
Custodian                        State Street Bank and Trust      State Street Bank and Trust
                                 Company                          Company
Transfer Agent and               INVESCO Funds Group, Inc.****    INVESCO Funds Group, Inc.****
  Dividend Disbursing Agent
Independent Auditors             PricewaterhouseCoopers LLP       PricewaterhouseCoopers LLP

---------------

* If Proposal 3 is approved by shareholders of your Fund and Proposal 1 is not, AIM will replace INVESCO as investment advisor for your Fund effective November 5, 2003. If the shareholders of Buying Fund approve a new investment advisory agreement with AIM, AIM will replace INVESCO as investment advisor for your Fund effective November 5, 2003.

** A I M Distributors, Inc. replaced INVESCO Distributors, Inc. as distributor of your Fund and Buying Fund effective July 1, 2003.

*** If Proposal 3 is approved by shareholders of your Fund and Proposal 1 is not, AIM will replace INVESCO as administrator for your Fund effective November 5, 2003. If the shareholders of Buying Fund approve a new investment advisory agreement with AIM, AIM will replace INVESCO as administrator for Buying Fund effective November 5, 2003.

**** A I M Fund Services, Inc. will replace INVESCO as transfer agent and dividend disbursing agent for your Fund on or about October 1, 2003.

COMPARISON OF PERFORMANCE

     A bar chart showing the annual total returns for calendar years ended December 31 for Investor Class shares of your Fund and Buying Fund can be found at Exhibit B. Also included as part of Exhibit B is a table showing the average annual total returns for the periods indicated for your Fund and Buying Fund, including sales charges. For more information regarding the total return of your Fund, see the "Financial Highlights" section of the Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference. For more information regarding the total return of Buying Fund, see "Information About Buying Fund -- Financial Highlights." Past performance cannot guarantee comparable future results.

COMPARISON OF FEES AND EXPENSES

     A comparison of shareholder fees and annual operating expenses of each class of shares of your Fund and Buying Fund as of May 31, 2003 expressed as a percentage of net assets ("Expense Ratio") can be found at Exhibit C. Pro forma estimated Expense Ratios for each class of shares of Buying Fund after giving effect to the Reorganization are also provided as of May 31, 2003 as part of Exhibit C.

COMPARISON OF MULTIPLE CLASS STRUCTURES

     A comparison of the share classes of your Fund that are available to investors and the corresponding share classes of Buying Fund that shareholders of your Fund will receive in the Reorganization can be found as Exhibit A. For information regarding the features of the various share classes of your Fund and Buying Fund, see the Prospectus.

COMPARISON OF SALES CHARGES

     No initial sales charges are applicable to shares of Buying Fund received by holders of your Fund's shares in connection with the Reorganization. No redemption of your Fund's shares that could cause the imposition of a contingent deferred sales charge ("CDSC") will result in connection with the Reorganization. The holding period for purposes of determining whether to charge a CDSC upon redemptions of shares of Buying Fund received by holders of your Fund's shares in connection with the Reorganization will begin at the time your Fund's shares were originally purchased.

     The sales charges of Buying Fund and your Fund are identical. The chart below provides a summary of the initial sales charges and CDSCs applicable to each class of shares of your Fund and Buying Fund. The fee tables at Exhibit C include information about maximum initial sales charges on purchases of Class A shares of your Fund and Buying Fund and the maximum CDSC on redemptions of certain classes of shares of your Fund and Buying Fund. For more detailed information on initial sales charges, including volume purchase breakpoints and waivers, and reductions of CDSCs over time, see the Prospectus.

           CLASS A                          CLASS B                          CLASS C
-----------------------------    -----------------------------    -----------------------------
- subject to an initial sales    - not subject to an initial      - not subject to an initial
  charge*                          sales charge                     sales charge
- may be subject to a CDSC on    - subject to a CDSC on           - subject to a CDSC on
  redemptions made within 18       certain redemptions made         certain redemptions made
  months from the date of          within 6 years from the          within 12 months from the
  certain large purchases**        date of purchase                 date of purchase***

           CLASS K                      INVESTOR CLASS                 INSTITUTIONAL CLASS
-----------------------------    -----------------------------    -----------------------------
- not subject to an initial      - not subject to an initial      - not subject to an initial
  sales charge                     sales charge                     sales charge
- may be subject to a CDSC on    - not subject to a CDSC          - not subject to a CDSC
  redemptions made within 12
  months from the date of
  certain purchases

---------------

* Both your Fund and Buying Fund waive initial sales charges on Class A shares for certain categories of investors, including certain of their affiliated entities and certain of their employees, officers and directors and those of their investment advisor.

** For qualified plans investing in Class A shares of your Fund, this period is 12 months rather than 18 months.

*** Prior to August 18, 2003, Class C shares of your Fund and Buying Fund are subject to a CDSC on certain redemptions made within 13 months from the date of purchase. This 13 month period changes to 12 months effective August 18, 2003.

COMPARISON OF DISTRIBUTION, PURCHASE AND REDEMPTION PROCEDURES AND EXCHANGE
RIGHTS

     Shares of your Fund and Buying Fund are distributed by A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and wholly owned subsidiary of AIM. AIM Distributors replaced INVESCO Distributors, Inc. as distributor of your Fund effective July 1, 2003.

     Both your Fund and Buying Fund have adopted a distribution plan that allows the payment of distribution and service fees for the sale, distribution and exchange of the shares of each of their respective classes other than Institutional Class shares. Both your Fund and Buying Fund have engaged AIM Distributors to provide such services either directly or through third parties. The fee tables at Exhibit C include comparative information about the distribution and service fees payable by each class of shares of your Fund and Buying Fund. Overall, each class of shares of Buying Fund has the same aggregate distribution and service fees as the corresponding class of shares of your Fund.

     The purchase, redemption and exchange procedures of your Fund and Buying Fund are identical. For information regarding the current purchase, redemption and exchange procedures of your Fund and Buying Fund, see the Prospectus.

     As of the date of this Proxy Statement/Prospectus, shares of Buying Fund and your Fund generally may be exchanged for shares of the same or a similar class of funds within the INVESCO Family of Funds. It is currently anticipated that, prior to the consummation of the Reorganization, shares of The AIM Family of Funds(R) and shares of the INVESCO Family of Funds generally will be able to be exchanged for shares of the same or a similar class of each other. See "Additional Information About the Plan of Reorganization -- The Reorganization." For more detailed information regarding the current exchange rights of your Fund and Buying Fund, the Prospectus.

THE BOARD'S RECOMMENDATION ON PROPOSAL 1

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                  RISK FACTORS

RISKS ASSOCIATED WITH BUYING FUND

     The following is a discussion of the principal risks associated with Buying Fund.

SECTOR RISK

     Buying Fund may be subject to sector risk. Companies that have similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. Buying Fund is not limited with respect to sectors in which it can invest. If the portfolio managers allocate more of Buying Fund's portfolio holdings to a particular economic sector, Buying Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector. Buying Fund can still be diversified, even if it is heavily weighted in one or more sectors.

MARKET RISK

     Buying Fund's principal risk is market risk -- that is, that the price of the securities in a portfolio will rise and fall due to price securities markets, and the securities held in Buying Fund's portfolio may decline in value more than the overall securities markets. Since INVESCO has discretion to allocate the amounts of equity securities and debt securities held in Buying Fund, there is an additional risk that the portfolio of Buying Fund may not be allocated in the most advantageous way between equity and debt securities, particularly in times of significant market movements.

     In addition, equity stock prices vary and may fall, thus reducing the value of Buying Fund's investments. Certain stocks selected for Buying Fund's portfolio may decline in value more than the overall stock market.

CREDIT RISK

     Buying Fund may invest in debt instruments, such as notes and bonds. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its debt instruments and may affect their value.

DEBT SECURITIES RISK

     Debt securities include bonds, notes, and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

     Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which Buying Fund invests. A decline in interest rates tends to increase the market values of debt securities in which Buying Fund invests.

     Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") ratings provide a useful but not certain guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. In addition to poor individual company performance in the marketplace or in its internal management, a significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could hurt their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing.

FOREIGN SECURITIES RISKS

     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks. Buying Fund may each invest up to 25% of their respective assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

     Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of a Fund's investment in a security valued in the foreign currency, or based on that currency value.

     Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.

     Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

     Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

     European Economic and Monetary Union. Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, The Netherlands, Portugal, and Spain are presently members of the European Economic and Monetary Union (the "EMU"), which has adopted the euro as a common currency. Other European countries may adopt the euro in the future.

INTEREST RATE RISK

     Changes in interest rates will affect the resale value of debt securities held in Buying Fund's portfolio. In general, as interest rates rise, the resale value of debt securities decreases; as interest rates decline, the resale value of debt securities generally increases. Debt securities with longer maturities usually are more sensitive to interest rate movements.

LIQUIDITY RISK

     Buying Fund's portfolio is liquid if Buying Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

PREPAYMENT RISK

     Buying Fund may invest in Government Agency mortgage-backed securities. In the event that a high volume of mortgages are prepaid, thereby reducing income from interest on the principal of such mortgages, the opportunity for Buying Fund to earn income may be decreased.

COUNTERPARTY RISK

     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with Buying Fund.

LACK OF TIMELY INFORMATION

     Timely information about a security or its issuer may be unavailable, incomplete or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

GENERAL RISKS

     Not Insured. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

     No Guarantee. No mutual fund can guarantee that it will meet its investment objectives.

     Possible Loss of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and Buying Fund will not reimburse you for any of these losses.

     Volatility. The price of your mutual fund shares will increase or decrease with changes in the value of Buying Fund's underlying investments and changes in the equity markets as a whole.

     Not a Complete Investment Plan. An investment in any mutual fund does not constitute a complete investment plan. Buying Fund is designed to be only a part of your personal investment plan.

COMPARISON OF RISKS OF BUYING FUND AND YOUR FUND

     Because of the similarities in their investment objectives and strategies, your Fund and Buying Fund are subject to substantially similar investment risks. Set forth below, however, is a discussion of one risk that differs between Buying Fund and your Fund. You can find more detailed descriptions of specific risks associated with your Fund and Buying Fund in the Prospectus.

                         INFORMATION ABOUT BUYING FUND

DESCRIPTION OF BUYING FUND SHARES

     Shares of Buying Fund are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of Company in certain circumstances. Each share of Buying Fund represents an equal proportionate interest in Buying Fund with each other share and is entitled to such dividends and distributions out of the income belonging to Buying Fund as are declared by the Board of Directors of Buying Fund. Each share of Buying Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of Buying Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. When issued, shares of Buying Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     A discussion of the performance of Buying Fund taken from its annual report to shareholders for the fiscal year ended May 31, 2003, is set forth in Appendix III to this Proxy Statement/Prospectus.

FINANCIAL HIGHLIGHTS

     For more information about Buying Fund's financial performance, see the "Financial Highlights" section of the Prospectus, which is attached to this Proxy Statement/Prospectus as Appendix II.

            ADDITIONAL INFORMATION ABOUT THE PLAN OF REORGANIZATION

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Plan of Reorganization. Significant provisions of the Plan of Reorganization are summarized below; however, this summary is qualified in its entirety by reference to the Plan of Reorganization, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

     Consummation of the Reorganization (the "Closing") is expected to occur on November 3, 2003, at 8:00 a.m., Eastern Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on October 31, 2003 (the "Valuation Date"). At the Effective Time, all of the assets of your Fund will be delivered to Company's custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of the liabilities of your Fund and delivery by Company directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of your Fund of a number of shares of each corresponding class of Buying Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of your Fund so transferred, assigned and delivered, all determined and adjusted as provided in the Plan of Reorganization. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all liens.

     In order to ensure continued qualification of your Fund for treatment as a "regulated investment company" for tax purposes and to eliminate any tax liability of your Fund arising by reason of undistributed investment company taxable income or net capital gain, Company will declare on or prior to the Valuation Date to the shareholders of your Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing
(a) all of your Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended May 31, 2003 and for the short taxable year beginning on June 1, 2003 and ending on the Closing and (b) all of your Fund's net capital gain recognized in its taxable year ended May 31, 2003 and in such short taxable year (after reduction for any capital loss carryover).

     Buying Fund will proceed with the Reorganization if the shareholders of your Fund approve the Plan of Reorganization.

     It is anticipated that, prior to the Closing, shares of The AIM Family of Funds(R) and shares of the INVESCO Family of Funds generally will be able to be exchanged for shares of the same or a similar class of each other.

     Following receipt of the requisite shareholder vote and as soon as reasonably practicable after the Closing, Company will redeem the outstanding shares of your Fund from shareholders in accordance with its Charter and the Maryland General Corporation Law.

BOARD CONSIDERATIONS

     AMVESCAP initially proposed that the Board consider the Reorganization at a telephone meeting of the Board held on May 5, 2003. Preliminary discussions of the Reorganization took place at the May 5, 2003 telephone meeting and at an in-person meeting of the Board held on May 13-15, 2003. A special task force of the Board met to consider the Reorganization on June 3, 2003. The Board determined that the Reorganization is advisable and in the best interests of your Fund and Buying Fund and will not dilute the interests of your Fund's shareholders or Buying Fund shareholders, and approved the Plan of Reorganization and the Reorganization, at an in-person meeting of the Board held on June 9, 2003.

     Over the course of the three Board meetings, the Board received from AIM and INVESCO written materials that contained information concerning your Fund and Buying Fund, including comparative total return and fee and expense information, a comparison of investment objectives and strategies of your Fund and Buying Fund and pro forma expense ratios for Buying Fund. AIM and INVESCO also provided the Board with written materials concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization.

     In evaluating the Reorganization, the Board considered a number of factors, including:

     - The investment objective and principal investment strategies of your Fund and Buying Fund.

     - The comparative expenses of your Fund and Buying Fund and the pro forma expenses of Buying Fund after giving effect to the Reorganization.

     - The comparative performance of your Fund and Buying Fund.

     - The comparative sizes of your Fund and Buying Fund.

     - The consequences of the Reorganization for Federal income tax purposes, including the treatment of capital loss carryforwards, if any, available to offset future capital gains of both your Fund and Buying Fund.

     - Any fees and expenses that will be borne directly or indirectly by your Fund or Buying Fund in connection with the Reorganization.

     The Board noted that AMVESCAP, on behalf of INVESCO, will bear the costs and expenses incurred in connection with the Reorganization.

     The Board also noted that no sales charges or other charges would be imposed on any of the shares of Buying Fund issued to the shareholders of your Fund in connection with the Reorganization.

     Based on the foregoing and the information presented at the three Board meetings discussed above, the Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders. Therefore, the Board recommends the approval of the Plan of Reorganization by the shareholders of your Fund at the Special Meeting.

OTHER TERMS

     If any amendment is made to the Plan of Reorganization which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval. However, the Plan of Reorganization may be amended without shareholder approval.

     Company has made representations and warranties in the Plan of Reorganization that are customary in matters such as the Reorganization. The obligations of Company pursuant to the Plan of Reorganization are subject to various conditions, including the following mutual conditions:

     - the assets of your Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by your Fund immediately prior to the Reorganization;

     - Company's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     - the shareholders of your Fund shall have approved the Plan of Reorganization; and

     - Company shall have received an opinion from Kirkpatrick & Lockhart LLP that the consummation of the transactions contemplated by the Plan of Reorganization will not result in the recognition of gain or loss for Federal income tax purposes for your Fund, Buying Fund or their shareholders.

     The Plan of Reorganization of Directors of Company may waive without shareholder approval any default or failure by Company to satisfy any of the above conditions as long as such a waiver will not have a material adverse effect on the benefits intended under the Plan of Reorganization for the shareholders of your Fund. The Plan of Reorganization may be terminated and the Reorganization may be abandoned at any time by Company if the shareholders of your Fund do not approve the Plan of Reorganization or if the Closing does not occur on or before December 31, 2003.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     - the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     - no gain or loss will be recognized by your Fund upon the transfer of its assets to Buying Fund solely in exchange for shares of Buying Fund and Buying Fund's assumption of the liabilities of your Fund or on the distribution of those shares to your Fund's shareholders; notwithstanding the foregoing, no conclusion is expressed as to the effect of the Reorganization on your Fund or any shareholder of your Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer of a taxpayer's rights (or obligations) with respect to such asset) under a mark-to-market system of accounting;

     - no gain or loss will be recognized by Buying Fund on its receipt of assets of your Fund in exchange for shares of Buying Fund issued directly to your Fund's shareholders;

     - no gain or loss will be recognized by any shareholder of your Fund upon the exchange of shares of your Fund for shares of Buying Fund;

     - the tax basis of the shares of Buying Fund to be received by a shareholder of your Fund will be the same as the shareholder's tax basis of the shares of your Fund surrendered in exchange therefor;

     - the holding period of the shares of Buying Fund to be received by a shareholder of your Fund will include the period for which such shareholder held the shares of your Fund exchanged therefor, provided that such shares of your Fund are capital assets in the hands of such shareholder as of the Closing; and

     - the tax year of your Fund will end on the date of the Closing, and Buying Fund will thereafter succeed to and take into account any capital loss carryover and certain other tax attributes of your Fund, subject to all relevant conditions and limitations on the use of such tax benefits.

     Company has not requested nor will request an advance ruling from the IRS as to the Federal tax consequences of the Reorganization. As a condition to Closing, Kirkpatrick & Lockhart LLP will render a favorable opinion to Company as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Effective Time, of certain representations of Company upon which Kirkpatrick & Lockhart LLP will rely in rendering its opinion. The conclusions reached in that opinion could be jeopardized if the representations of Company are incorrect in any material respect.

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF YOUR FUND. YOUR FUND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Buying Fund of the assets of your Fund will be the same as the book cost basis of such assets to your Fund.

                             RIGHTS OF SHAREHOLDERS

     The following section outlines the rights of shareholders of your Fund and Buying Fund. Because your Fund and Buying Fund are each an investment portfolio of Company, the shareholders of your Fund and Buying Fund have identical rights.

GENERAL

     Company is a Maryland corporation. The operations of Company, as a Maryland corporation, are governed by its Articles of Incorporation, and any restatements, amendments and supplements thereto (the "Articles of Incorporation"), and applicable Maryland law.

LIABILITY OF SHAREHOLDERS

     Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he or she receives any distribution which exceeds the amount which he or she could properly receive under Maryland law or where such liability is necessary to prevent fraud.

ELECTION OF DIRECTORS; TERMS

     The shareholders of Company have elected a majority of the directors of Company. Each director serves until a successor is elected, subject to his or her earlier death, resignation or removal in the manner provided by law (see below). In the case of a vacancy on the Board of Directors (other than a vacancy created by removal by the shareholders), a majority of the directors may appoint a successor to fill such vacancy. The right of the Board of Directors to appoint directors to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

REMOVAL OF DIRECTORS

     A director of Company may be removed by the holders of a majority of the outstanding shares of Company.

MEETINGS OF SHAREHOLDERS

     Company is not required to hold annual meetings of shareholders and does not intend to do so unless required the 1940 Act. The bylaws of Company provide that a special meeting of shareholders may be called by the president or, in his or her absence, the vice-president or by a majority of the Board of Directors or holders of shares entitled to cast at least 10% of the votes entitled to be cast at the special meeting. Requests for special meetings must, among other things, state the purpose of such meeting and the matters to be voted upon. No special meeting need be called to consider any matter previously voted upon at a special meeting called by the shareholders during the preceding twelve months, unless requested by a majority of all shares entitled to vote at such meeting.

LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION

     Maryland law permits a corporation to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty. The Articles of Incorporation eliminate director and officer liability to the fullest extent permitted under Maryland law. Under Maryland law, indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Maryland law permits indemnification for other matters unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.

DISSOLUTION AND TERMINATION

     Maryland law provides that Company may be dissolved by the vote of a majority of the Board of Directors and two-thirds of the shares entitled to vote on the dissolution; however the Articles of Incorporation reduce the required shareholder vote from two-thirds to a majority of the shares entitled to vote on the dissolution.

VOTING RIGHTS OF SHAREHOLDERS

     Shareholders of a Maryland corporation such as Company are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Maryland law.

DISSENTERS' RIGHTS

     Under Maryland law, shareholders may not demand the fair value of their shares from the successor company in a transaction involving the transfer of the corporation's assets and are, therefore, bound by the terms of the transaction if the stock is that of an open-end investment company registered with the SEC under the 1940 Act and the value placed on the stock in the transaction is its net asset value.

AMENDMENTS TO ORGANIZATION DOCUMENTS

     Consistent with Maryland law, Company reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation in the manner prescribed by statute, including any amendment that alters the contract rights, as expressly set forth in the Articles of Incorporation, of any outstanding stock, and all rights conferred on shareholders are granted subject to this reservation. The Board of Directors of Company may approve amendments to the Articles of Incorporation to classify or reclassify unissued shares of a class of stock without shareholder approval. Other amendments to the Articles of Incorporation may be adopted if approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter. The directors shall have the power to alter, amend or repeal the bylaws of Company or adopt new bylaws at any time.

                                 CAPITALIZATION

     The following table sets forth, as of March 31, 2003, (i) the capitalization of each class of shares of your Fund, (ii) the capitalization of each class of shares of Buying Fund, and (iii) the pro forma capitalization of each class of shares of Buying Fund as adjusted to give effect to the transactions contemplated by the Plan of Reorganization.

                                                                                                             PRO FORMA
                                     YOUR FUND               YOUR FUND              BUYING FUND             BUYING FUND
                                  CLASS A SHARES         CLASS K SHARES(1)        CLASS A SHARES          CLASS A SHARES
                               ---------------------   ---------------------   ---------------------   ---------------------
Net Assets...................        $345,676               $8,098,140               $585,599               $9,029,415
Shares Outstanding...........          29,875                  691,567                 29,650                  457,189
Net Asset Value Per Share....          $11.57                   $11.71                 $19.75                   $19.75

                                                                                                             PRO FORMA
                                                             YOUR FUND              BUYING FUND             BUYING FUND
                                                          CLASS B SHARES          CLASS B SHARES          CLASS B SHARES
                                                       ---------------------   ---------------------   ---------------------
Net Assets...................                                $204,163                $380,235                $584,398
Shares Outstanding...........                                  17,879                  19,385                  29,797
Net Asset Value Per Share....                                  $11.42                  $19.61                  $19.61

                                                                                                             PRO FORMA
                                                             YOUR FUND              BUYING FUND             BUYING FUND
                                                          CLASS C SHARES          CLASS C SHARES          CLASS C SHARES
                                                       ---------------------   ---------------------   ---------------------
Net Assets...................                               $2,317,840               $673,298               $2,991,138
Shares Outstanding...........                                  195,401                 34,336                  152,513
Net Asset Value Per Share....                                   $11.86                 $19.61                   $19.61

                                                                                                             PRO FORMA
                                                             YOUR FUND              BUYING FUND             BUYING FUND
                                                       INVESTOR CLASS SHARES   INVESTOR CLASS SHARES   INVESTOR CLASS SHARES
                                                       ---------------------   ---------------------   ---------------------
Net Assets...................                              $498,160,647            $760,249,501           $1,258,410,148
Shares Outstanding...........                                42,110,347              37,796,643               62,568,667
Net Asset Value Per Share....                                    $11.83                  $20.11                   $20.11

                                                                                                             PRO FORMA
                                                             YOUR FUND              BUYING FUND             BUYING FUND
                                                        INSTITUTIONAL CLASS     INSTITUTIONAL CLASS     INSTITUTIONAL CLASS
                                                              SHARES                 SHARES(2)                SHARES
                                                       ---------------------   ---------------------   ---------------------
Net Assets...................                              $227,271,120                                    $227,271,120
Shares Outstanding...........                                19,486,870                                      11,504,653
Net Asset Value Per Share....                                    $11.66               $19.75                     $19.75

---------------

(1) Shareholders of Class K shares of your Fund are receiving Class A shares of Buying Fund in the Reorganization.

(2) As of March 31, 2003, Institutional Class shares of Buying Fund did not exist. Institutional Class shares were added to Buying Fund in connection with the Reorganization. Institutional Class shares of Buying Fund will commence operations at the net asset value per share of Buying Fund's Class A shares. Therefore, the Net Asset Value Per Share shown for Institutional Class shares of Buying Fund in the table above is that of Buying Fund's Class A shares.

                                 LEGAL MATTERS

     Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, NW, Washington, DC 20036-1221.

             ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND

     For more information with respect to Buying Fund and your Fund concerning the following topics, please refer to the following sections of the Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference and which is attached to this Proxy Statement/Prospectus as Appendix II: (i) see "Fund Performance" for more information about the performance of Buying Fund and your Fund; (ii) see "Fund Management" and "Portfolio Managers" for more information about the management of Buying Fund and your Fund; (iii) see "Share Price" for more information about the pricing of shares of Buying Fund and your Fund; (iv) see "Taxes" for more information about tax consequences to shareholders of various transactions in shares of Buying Fund and your Fund; (v) see "Dividends And Capital Gains Distributions" for more information about Buying Fund and your Fund's policy with respect to dividends and distributions; and (vi) see "How To Buy Shares", "How To Sell Shares" and "Your Account Services" for more information about sales charges, including contingent deferred sales charges, applicable to shares of Buying Fund and your Fund, the purchase, redemption and repurchase of shares of Buying Fund and your Fund, distribution arrangements and the multiple class structure of Buying Fund and your Fund.

                     INFORMATION FILED WITH THE SECURITIES
                            AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which Company has filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number of Company's registration statement containing the Prospectus and related Statement of Additional Information is Registration No. 811-08066. Such Prospectus is incorporated herein by reference.

     Company is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy material, registration statements and other information filed by Company (including the Registration Statement of Company relating to Buying Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional office of the SEC: 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding Company and other registrants that file electronically with the SEC.

                                 PROPOSAL 2 --
                             ELECTION OF DIRECTORS

BACKGROUND

     In considering the integration initiative proposed by AMVESCAP, the independent directors of the INVESCO Funds and the independent directors/trustees of the AIM Funds determined that the shareholders of all the AIM Funds and the INVESCO Funds would benefit if a unified board of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, the Boards of

Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds agreed to combine the separate boards and create a unified board of directors/trustees.

     You are being asked to approve Proposal 2 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from having a combined board of directors.

STRUCTURE OF THE BOARD OF DIRECTORS

     The Board currently consists of the following 11 persons: Bob R. Baker, Sueann Ambron, Victor L. Andrews, Lawrence H. Budner, James T. Bunch, Raymond R. Cunningham, Richard W. Healey, Gerald L. Lewis, John W. McIntyre, Larry Soll, Ph.D. and Mark H. Williamson. Eight of the current directors are "independent," meaning they are not "interested persons" of Company within the meaning of the 1940 Act. Three of the current directors are "interested persons" because of their business and financial relationships with Company and INVESCO, its investment advisor, and/or INVESCO's parent, AMVESCAP. Six of the current directors have declined to stand for re-election as directors of Company. Therefore, their terms as directors of Company will end upon the election and qualification of their successor directors at the Special Meeting.

NOMINEES FOR DIRECTORS

     Company's nominating committee (which consists solely of independent directors) has approved the nomination of five of the 11 current directors, as set forth below, each to serve as director until his successor is elected and qualified. In addition, the nominating committee has approved the nomination of 11 new nominees, as set forth below, each to serve as director until his or her successor is elected and qualified. These 11 new nominees were nominated to effect the proposed combination of the Boards of Directors/Trustees of the AIM Funds and the Boards of Directors of the INVESCO Funds.

     Each nominee who is a current director serves as a director of the ten registered investment companies comprising the INVESCO Funds. Each nominee who is a current director oversees 46 portfolios which comprise the INVESCO Funds. The business address of each nominee who is a current director is 4350 South Monaco Street, Denver, Colorado 80237.

     Each new nominee serves as a director or trustee of the 17 registered investment companies comprising the AIM Funds. Each new nominee currently oversees 86 portfolios which comprise the AIM Funds. The business address of each new nominee is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     If elected, each nominee would oversee a total of 27 registered investment companies currently comprising 132 portfolios.

  NOMINEES WHO CURRENTLY ARE INDEPENDENT DIRECTORS

                                            PRINCIPAL OCCUPATION(S) DURING
NAME AND YEAR OF BIRTH     DIRECTOR SINCE            PAST 5 YEARS            OTHER DIRECTORSHIP(S) HELD
----------------------     --------------   ------------------------------   --------------------------
Bob R. Baker -- 1936            1983        Consultant (2000-present);       None
                                            formerly, President and Chief
                                            Executive Officer (1988-2000)
                                            of AMC Cancer Research Center,
                                            Denver, Colorado; until
                                            mid-December 1988, Vice
                                            Chairman of the Board of First
                                            Columbia Financial
                                            Corporation, Englewood,
                                            Colorado; formerly, Chairman
                                            of the Board and Chief
                                            Executive Officer of First
                                            Columbia Financial
                                            Corporation.
James T. Bunch -- 1942          2000        Co-President and Founder of      None
                                            Green, Manning & Bunch Ltd.,
                                            Denver, Colorado
                                            (1988-present) (investment
                                            banking firm); Director and
                                            Vice President of Western Golf
                                            Association and Evans Scholars
                                            Foundation; Executive
                                            Committee, United States Golf
                                            Association; formerly, General
                                            Counsel and Director of
                                            Boettcher & Co., Denver,
                                            Colorado; and formerly,
                                            Chairman and Managing Partner,
                                            law firm of Davis, Graham &
                                            Stubbs, Denver, Colorado.
Gerald J. Lewis -- 1933         2000        Chairman of Lawsuit Resolution   General Chemical Group,
                                            Services, San Diego,             Inc., Hampdon, New
                                            California (1987-present);       Hampshire (1996-present),
                                            formerly, Associate Justice of   Wheelabrator Technologies,
                                            the California Court of          Inc. (waste management
                                            Appeals; and Of Counsel, law     company), Fisher
                                            firm of Latham & Watkins, San    Scientific, Inc.
                                            Diego, California (1987-         (laboratory supplies),
                                            1997).                           Henley Manufacturing,
                                                                             Inc., and California
                                                                             Coastal Properties, Inc.
Larry Soll, Ph.D. -- 1942       1997        Retired; formerly, Chairman of   Synergen Inc. (since
                                            the Board (1987-1994), Chief     incorporation in 1982) and
                                            Executive Officer (1982-1989     Isis Pharmaceuticals, Inc.
                                            and 1993-1994) and President
                                            (1982-1989) of Synergen Inc.
                                            (biotechnology company); and
                                            formerly, trustee of INVESCO
                                            Global Health Sciences Fund.

  NOMINEE WHO CURRENTLY IS AN INTERESTED PERSON

                                            PRINCIPAL OCCUPATION(S) DURING
NAME AND YEAR OF BIRTH     DIRECTOR SINCE            PAST 5 YEARS            OTHER DIRECTORSHIP(S) HELD
----------------------     --------------   ------------------------------   --------------------------
Mark H. Williamson(1) --        1998        Director, President and Chief    Director/trustee of each
  1951                                      Executive Officer, AIM           of the 17 AIM Funds
                                            Management Group Inc.;
                                            Director, Chairman and
                                            President, AIM Advisors, Inc.
                                            (registered investment
                                            advisor); Director, AIM
                                            Distributors, Inc. (registered
                                            broker dealer); and Chief
                                            Executive Officer of the AIM
                                            Division of AMVESCAP PLC
                                            (2003-present); formerly,
                                            Chief Executive Officer,
                                            Managed Products Division,
                                            AMVESCAP PLC (2001-2002);
                                            Chairman of the Board
                                            (1998-2002), President
                                            (1998-2002) and Chief
                                            Executive Officer (1998-2002)
                                            of INVESCO Funds Group, Inc.
                                            (registered investment
                                            advisor) and INVESCO
                                            Distributors, Inc. (registered
                                            broker dealer); Chief
                                            Operating Officer and Chairman
                                            of the Board of INVESCO Global
                                            Health Sciences Fund; Chairman
                                            and Chief Executive Officer of
                                            NationsBanc Advisors, Inc.;
                                            and Chairman of NationsBanc
                                            Investments, Inc.

---------------

(1) Mr. Williamson is considered an interested person of Company because he is an officer and a director of the advisor to, and a director of the principal underwriter of, Company.

  NEW NOMINEES WHO WILL BE INDEPENDENT DIRECTORS

                               PRINCIPAL OCCUPATION(S) DURING PAST 5
NAME AND YEAR OF BIRTH                         YEARS                    OTHER DIRECTORSHIP(S) HELD
----------------------         -------------------------------------   -----------------------------
Frank S. Bayley -- 1939        Of Counsel, law firm of Baker &         Badgley Funds, Inc.
                               McKenzie                                (registered investment
                                                                       company)
Bruce L. Crockett -- 1944      Chairman, Crockett Technology           ACE Limited (insurance
                               Associates (technology consulting       company); Captaris, Inc.
                               company) and Captaris, Inc. (unified    (unified messaging provider)
                               messaging provider)

                               PRINCIPAL OCCUPATION(S) DURING PAST 5
NAME AND YEAR OF BIRTH                         YEARS                    OTHER DIRECTORSHIP(S) HELD
----------------------         -------------------------------------   -----------------------------
Albert R. Dowden -- 1941       Director of a number of public and      Cortland Trust, Inc.
                               private business corporations,          (Chairman) (registered
                               including the Boss Group, Ltd.          investment company); Annuity
                               (private investment and management)     and Life Re (Holdings), Ltd.
                               and Magellan Insurance Company;         (insurance company)
                               formerly, President, Chief Executive
                               Officer and Director, Volvo Group
                               North America, Inc.; Senior Vice
                               President, AB Volvo and director of
                               various affiliated Volvo Group
                               companies
Edward K. Dunn, Jr. -- 1935    Formerly, Chairman, Mercantile          None
                               Mortgage Corp.; President and Chief
                               Operating Officer, Mercantile-Safe
                               Deposit & Trust Co.; and President,
                               Mercantile Bankshares Corp.
Jack M. Fields -- 1952         Chief Executive Officer, Twenty First   Administaff
                               Century Group, Inc. (government
                               affairs company) and Texana Timber LP
Carl Frischling -- 1937        Partner, law firm of Kramer Levin       Cortland Trust, Inc.
                               Naftalis & Frankel LLP                  (registered investment
                                                                       company)
Prema Mathai-Davis -- 1950     Formerly, Chief Executive Officer,      None
                               YWCA of the USA
Lewis F. Pennock -- 1942       Partner, law firm of Pennock & Cooper   None
Ruth H. Quigley -- 1935        Retired                                 None
Louis S. Sklar -- 1939         Executive Vice President, Development   None
                               and Operations, Hines Interests
                               Limited Partnership (real estate
                               development company)

  NEW NOMINEE WHO WILL BE AN INTERESTED PERSON

                                                                                           OTHER
NAME AND YEAR OF BIRTH                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   DIRECTORSHIP(S) HELD
----------------------                -------------------------------------------   --------------------
Robert H. Graham(1) -- 1946           Director and Chairman, AIM Management Group           None
                                      Inc. (financial services holding company);
                                      and Director and Vice Chairman, AMVESCAP
                                      PLC (parent of AIM and a global investment
                                      management firm) and Chairman, AMVESCAP
                                      PLC -- AIM Division; formerly, President
                                      and Chief Executive Officer, AIM Management
                                      Group Inc.; Director, Chairman and
                                      President, AIM Advisors, Inc. (registered
                                      investment advisor); Director and Chairman,
                                      AIM Capital Management, Inc. (registered
                                      investment advisor), AIM Distributors, Inc.
                                      (registered broker dealer), A I M Fund
                                      Services, Inc. (registered transfer agent),
                                      and Fund Management Company (registered
                                      broker dealer); and Chief Executive
                                      Officer, AMVESCAP PLC -- Managed Products

---------------

(1) Mr. Graham will be considered an interested person of Company because he is a director of AMVESCAP PLC, parent of the advisor to, and principal underwriter of, Company.

THE BOARD'S RECOMMENDATION ON PROPOSAL 2

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" these 16 nominees.

CURRENT COMMITTEES OF THE BOARD

     The Board currently has nine standing committees: an audit committee, an investments and management liaison committee, a brokerage committee, a derivatives committee, a valuation committee, a legal committee, a compensation committee, a retirement plan committee and a nominating committee.

  AUDIT COMMITTEE

     Company has an audit committee established for the purpose of overseeing the accounting and financial reporting process of Company and audits of the financial statements of Company. The audit committee is comprised entirely of independent directors. The committee meets quarterly with Company's independent accountants and officers to review accounting principles used by Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. The current members of the audit committee are Messrs. Baker, Budner, Lewis and McIntyre.

  EXECUTIVE COMMITTEE

     Company has an executive committee. On occasion, the committee acts upon the current and ordinary business of Company between the meetings of the Board. Except for certain powers which, under applicable law, may only be exercised by the full Board, the committee may exercise all powers and authority of the Board in the management of the business of Company. All decisions are subsequently submitted for ratification by the Board. The current members of the executive committee are Messrs. Baker, Bunch, McIntyre and Williamson.

  INVESTMENTS AND MANAGEMENT LIAISON COMMITTEE

     Company has an investments and management liaison committee which meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of management and operations of Company, and to review investment, legal and operational matters which have been assigned to the committee by the Board, in furtherance of the Board's overall duty of supervision. The current members of the investments and management liaison committee are Messrs. Andrews, Baker, Bunch, Soll and Dr. Ambron.

  BROKERAGE COMMITTEE

     Company has a brokerage committee. The committee meets periodically to review soft dollar and other brokerage transactions by your Fund and to review policies and procedures of INVESCO with respect to brokerage transactions. It reports on these matters to the Board. The current members of the brokerage committee are Messrs. Budner, Bunch and McIntyre.

  DERIVATIVES COMMITTEE

     Company has a derivatives committee. The committee meets periodically to review derivatives investments made by your Fund. It monitors the use of derivatives by your Fund and the procedures utilized by INVESCO to ensure that the use of such instruments follows the policies adopted by the Board. The committee reports on these matters to the Board. The current members of the derivatives committee are Messrs. Andrews, Lewis and Soll.

  NOMINATING COMMITTEE

     Company has a nominating committee. The committee meets periodically to review and nominate candidates for positions as independent directors to fill vacancies on the board of directors. The nominating committee will consider nominees recommended by shareholders. If a shareholder desires to nominate a candidate, the shareholder must submit a request in writing to the Chairman of the nominating committee. The current members of the nominating committee are Messrs. Baker, Bunch, Lewis and Soll.

  LEGAL COMMITTEE

     Company has a legal committee. The committee meets periodically to review compensation arrangements with counsel to Company and to its independent directors. The committee reports on these matters to the Board. The current members of the legal committee are Messrs. Bunch, Lewis and McIntyre.

  COMPENSATION COMMITTEE

     Company has a compensation committee. The committee meets periodically to review compensation arrangements of Company's independent directors. The committee reports on these matters to the Board. The current members of the compensation committee are Messrs. Andrews, Baker, Budner and Soll.

  VALUATION COMMITTEE

     Company has a valuation committee. The committee meets periodically to review valuation issues regarding investments made by your Fund. The committee reports on these matters to the Board. The current members of the valuation committee are Messrs. Baker, Bunch, Cunningham and McIntyre.

  RETIREMENT PLAN COMMITTEE

     Company has a retirement plan committee. The committee meets periodically to review Company's retirement arrangements for its independent directors. The committee reports on these matters to the Board. The current members of the retirement plan committee are Messrs. Andrews, Baker, Budner, Cunningham and Soll.

BOARD AND COMMITTEE MEETING ATTENDANCE

     During the fiscal year ended May 31, 2003, the Board met seven times, the audit committee met four times, the investments and management liaison committee met four times, the brokerage committee met four times, the derivatives committee met four times, the nominating committee met four times, the legal committee met three times, the compensation committee met two times, and the executive, valuation and retirement plan committees did not meet. All of the current directors then serving attended at least 75% of the meetings of the Board or applicable committee during the most recent fiscal year.

FUTURE COMMITTEE STRUCTURE

     As a result of the combination of the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds, it is expected that the Board will adopt a committee structure that is the same as that which is in effect for the AIM Funds, so that the Board will have four committees: an Audit Committee, a Committee on Directors/Trustees, an Investments Committee and a Valuation Committee. These committees are described below.

  AUDIT COMMITTEE

     The Audit Committee will be comprised entirely of independent directors. The Audit Committee will be responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by your Fund (including resolution of disagreement between your Fund's management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) overseeing the financial reporting process of your Fund; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy of financial reporting and asset valuation; and (iv) pre-approving permissible non-audit services that are provided to your Fund by its independent auditors.

  COMMITTEE ON DIRECTORS/TRUSTEES

     The Committee on Directors/Trustees will be comprised entirely of independent directors. It will be responsible for: (i) nominating persons who are not interested persons of Company for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of Company at meetings called for the election of directors; (ii) nominating persons who are not interested persons of Company for selection as members of each committee of the Board, including, without limitation, the audit committee, the committee on directors, the investments committee and the valuation committee, and to nominate persons for selection as chair and vice chair of each such committee;
(iii) reviewing from time to time the compensation payable to the independent directors and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of Company.

  INVESTMENTS COMMITTEE

     The Investments Committee will be responsible for: (i) overseeing the advisor's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

  VALUATION COMMITTEE

     The Valuation Committee will be responsible for: (i) periodically reviewing the advisor's procedures for valuing securities ("Procedures"), and making any recommendations to the advisor with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by the advisor from time to time; (iii) periodically reviewing information provided by the advisor regarding industry developments in connection with valuation; (iv) periodically reviewing information from the advisor regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the committee or to the committee and the full Board simultaneously); and (v) if requested by the advisor, assisting the advisor's internal valuation committee and/or the full Board in resolving particular valuation anomalies.

DIRECTOR'S COMPENSATION

     Each director who is independent is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director of other INVESCO Funds. Each such director receives a fee, allocated among the INVESCO Funds for which he or she serves as a director, which consists of an annual retainer component and a meeting fee component.

     Information regarding compensation paid or accrued for each continuing director of Company who was not affiliated with INVESCO during the year ended December 31, 2002 is found in Exhibit D.

CURRENT RETIREMENT PLAN FOR DIRECTORS

     The Boards of Directors of the INVESCO Funds have adopted a Retirement Plan (the "Retirement Plan") and a Deferred Retirement Plan Account Agreement (the "Account Agreement"). Certain of the independent directors of Company participate either in the Retirement Plan or in the Account Agreement. Under the Retirement Plan and the Account Agreement, each participating director who is not an interested person of the INVESCO Funds and who has served for at least five years (a "Participating Qualified Director") is entitled to receive a benefit upon retirement.

     Commencing with attainment of age 72 by a Participating Qualified Director who has elected to participate in the Retirement Plan and who voluntarily retires prior to reaching age 72, and commencing with the date of retirement of a Participating Qualified Director who retires upon reaching age 72 or at any time subsequent to age 72 up to the mandatory retirement age of 75, a Participating Qualified Director shall receive quarterly payments at an annual rate of $34,000 (the "Annual Benefit"). Directors who became Participating Qualified Directors on or before January 1, 2001 who retire upon reaching age 72 (or at age 73 or 74, if the director extends his retirement date for one to two years, but less than three years) are entitled to payment for one year of twice the Annual Benefit. Payment of the Annual Benefit will continue for the remainder of the Participating Qualified Director's life or ten years, whichever is longer. If a Participating Qualified Director becomes disabled before the date upon which his or her Annual Benefit payments would normally commence, such benefit payments will begin. If a Participating Qualified Director dies prior to the receipt of the Annual Benefit for ten years, the Annual Benefit will be paid to his/her beneficiary or estate until an aggregate of ten years of payments has been received. A Participating Qualified Director who has elected to participate in the Retirement Plan receives no benefits from the Account Agreement. The cost of the Retirement Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee administering the Retirement Plan.

     A Participating Qualified Director who has elected to participate in the Account Agreement receives no benefits from the Retirement Plan. Pursuant to the terms of the Account Agreement, a deferred retirement account is established for a Qualified Participating Director (the "Account"). The dollar amount credited to the Account is in an amount which, based upon an assumed account appreciation rate per annum (currently 5.75%), will provide the Participating Qualified Director with an account value of $340,000 upon reaching age 72. Once the initial dollar amount of the Account is established, Account proceeds are invested in shares of one or more of the INVESCO Funds. The value of the Account fluctuates with the appreciation or depreciation in the shares of the INVESCO Funds owned by the Account and Account shares are increased by the amount of any dividends and capital gains distributions paid with respect to the shares. Upon retirement, a Participating Qualified Director is entitled to receive the value in the Account either in a lump sum payment or in payments over a stipulated number of months. The Account value continues to fluctuate as long as monthly payments are made. If a Participating Qualified Director becomes disabled or dies prior to his or her retirement and if, at the time of disability or death, the value of a Participating Qualified Director's Account is less than $340,000, the Director or the Director's beneficiary or estate will not be paid the value in the Account but will receive $34,000 per annum for ten years. If, at the time of the Participating Qualified Director's death or disability prior to retirement, the value in the director's Account is $340,000 or more, the Participating Qualified Director or his or her estate or beneficiary will receive the value in the Account either in a lump sum or in quarterly installments. The cost of providing the initial dollar amount to be allocated to a Participating Qualified Director's Account and the cost of payment of any death or disability benefit that aggregates more than the Account value will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by a committee appointed to administer the Account Agreement.

     Company has no stock options, pension, or retirement plans for affiliated directors of the INVESCO Funds or for management or other personnel, and pays no salary or compensation to any of its officers.

CURRENT DEFERRED COMPENSATION PLAN

     The independent directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. Certain of the deferred amounts have been invested in the shares of all INVESCO Funds except INVESCO Funds offered by INVESCO Variable Investment Funds, Inc., in which the directors are legally precluded from investing. Each independent director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund, in addition to any INVESCO Fund shares the independent director may own either directly or beneficially. Each of the independent directors has agreed to invest a minimum of $100,000 of his or her own resources in shares of the INVESCO Funds. Compensation contributed to a deferred compensation plan may constitute all or a portion of this $100,000 commitment.

NEW RETIREMENT PLAN FOR DIRECTORS

     The Boards of Directors of the INVESCO Funds intend to adopt a new retirement plan (the "New Retirement Plan") for the directors of Company who are not affiliated with INVESCO, which will be effective as of the date of the Special Meeting. The New Retirement Plan also will be adopted by the Boards of Directors/Trustees of the AIM Funds. The reason for adoption of the New Retirement Plan is to provide for consistency in the retirement plans for the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds. The retirement plan will include a retirement policy as well as retirement benefits for independent directors.

     The retirement policy will permit each independent director to serve until December 31 of the year in which the director turns 72. A majority of the directors will be able to extend from time to time the retirement date of a director.

     Annual retirement benefits will be available to each independent director of Company and/or the other INVESCO Funds and AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a director (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the director's annual retainer paid or accrued by any Covered Fund to such director during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the director. The annual retirement benefits will be payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such director's credited years of service. A death benefit will also be available under the New Retirement Plan that will provide a surviving spouse with a quarterly installment of 50% of a deceased director's retirement benefits for the same length of time that the director would have received the benefits based on his or her service. A director must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit. Payment of benefits under the New Retirement Plan will not be secured or funded by Company.

     Upon the effectiveness of the New Retirement Plan, the independent directors will cease to accrue benefits under the Retirement Plan and the Account Agreement. Messrs. Baker and Soll will not receive any additional benefits under the Retirement Plan or the Account Agreement, but will be entitled to amounts which have been previously funded under the Retirement Plan or the Account Agreement for their benefit. An affiliate of INVESCO will reimburse Company for any amounts funded by Company for Messrs. Baker and Soll under the Retirement Plan and the Account Agreement.

NEW DEFERRED COMPENSATION AGREEMENTS

     The Boards of Directors of the INVESCO Funds intend to adopt new deferred compensation agreements which are consistent with the deferred compensation agreements adopted by the Boards of Directors/Trustees of the AIM Funds. Pursuant to the new deferred compensation agreements ("New Compensation Agreements"), a director will have the option to elect to defer receipt of up to 100% of his or her compensation payable by Company, and such amounts are placed into a deferral account. The deferring directors will have the option to select various INVESCO Funds in which all or part of their deferral account will be deemed to be invested. The list of funds may change from time to time and may include AIM Funds in addition to INVESCO Funds. Distributions from the deferring directors' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten years (depending on the New Compensation Agreement) beginning on the date selected under the New Compensation Agreement.

     The Board, in its sole discretion, will be able to accelerate or extend the distribution of such deferral accounts after the deferring directors' retirement benefits commence under the New Retirement Plan. The Board, in its sole discretion, also will be able to accelerate or extend the distribution of such deferral accounts after the deferring directors' termination of service as a director of Company. If a deferring director dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The New Compensation Agreements will not be funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors will have the status of unsecured creditors of Company and of each other INVESCO Fund or AIM Fund from which they will be deferring compensation.

OFFICERS OF COMPANY

     Information regarding the current officers of Company can be found in Exhibit E.

SECURITY OWNERSHIP OF MANAGEMENT

     Information regarding the ownership of each class of your Fund's shares by the directors, nominees and current executive officers of Company can be found in Exhibit F.

DIRECTOR OWNERSHIP OF YOUR FUND'S SHARES

     The dollar range of equity securities beneficially owned by each continuing director and nominee as of December 31, 2002 (i) in your Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the director within the INVESCO Funds complex can be found in Exhibit G.

                                 PROPOSAL 3 --
                APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

BACKGROUND

     INVESCO currently serves as the investment advisor to your Fund. AMVESCAP has recommended restructuring the advisory and administrative servicing arrangements so that AIM is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a new advisory agreement under which AIM will serve as the investment advisor for your Fund, and a new sub-advisory agreement under which INVESCO Institutional, an affiliate of INVESCO, which is currently serving as your Fund's investment advisor, will serve as sub-advisor. The portfolio management team for your Fund will not change as a result of this restructuring.

     You are being asked to approve Proposal 3 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from a new investment advisory agreement between AIM and Company.

     The Board recommends that you approve the new advisory agreement between AIM and Company for your Fund. The Board is asking you to vote on this new agreement because Company may enter into a new advisory agreement for your Fund only with shareholder approval. If approved, this new agreement would replace the current advisory agreement between INVESCO and Company for your Fund. The form of Company's proposed Master Investment Advisory Agreement with AIM is at Appendix IV.

     Under the new arrangements, the advisory fees paid by your Fund will not change. If shareholders of your Fund approve Proposal 3, Company will also enter into a new Master Administrative Services Agreement with AIM that will replace the current Administrative Services Agreement between Company and INVESCO, and move the provision of certain administrative services currently provided by INVESCO pursuant to the current advisory agreement between Company and INVESCO to the Master Administrative Services Agreement with AIM. If the proposed advisory agreement is approved and these new arrangements are implemented, the aggregate fees paid by your Fund for advisory and administrative services will not increase.

     Any voluntary or contractual expense limitations and fee waivers that have been agreed to by INVESCO and Company with respect to your Fund will not be terminated if the proposed new advisory agreement with AIM is approved. Instead, AIM will assume INVESCO's obligations with respect to these voluntary and contractual expense limitations and fee waivers, on the same terms and conditions.

     If INVESCO and Company have entered into voluntary or contractual expense limitations or fee waivers with respect to your Fund, INVESCO currently is entitled to reimbursement from a share class of your Fund that has fees and expenses absorbed pursuant to this arrangement if such reimbursement does not cause such share class to exceed the expense limitation and the reimbursement is made within three years after INVESCO incurred the expense. If the proposed new advisory agreement with AIM is approved, INVESCO will assign to AIM its right to be reimbursed with respect to fees and expenses absorbed by it. Other than substituting AIM for INVESCO as the party having the right to be reimbursed, this assignment will not alter in any way the rights or obligations of your Fund or its shareholders.

     A description of how the proposed advisory agreement differs from the current advisory agreement is set forth below under "Terms of the Proposed Advisory Agreement." At an in-person meeting of the Board held on August 12-13, 2003, the Board, including a majority of the independent directors, voted to recommend that shareholders approve a proposal to adopt the proposed advisory agreement for your Fund.

YOUR FUND'S CURRENT INVESTMENT ADVISOR

     INVESCO, the current investment advisor for your Fund, became the investment advisor for your Fund under the current advisory agreement on February 28, 1997. Your Fund's shareholders last voted on the agreement on January 31, 1997, for the purpose of approving a new investment advisory agreement for your Fund, with the same parties and on terms substantially identical to your Fund's then-existing investment advisory agreement. Such approval was necessary because your Fund's then-existing investment advisory agreement terminated automatically by operation of law upon the consummation on February 28, 1997, of the merger of AIM Management Group Inc. and INVESCO PLC, which at that time was the ultimate parent company of your Fund's investment advisor. The Board, including a majority of the independent directors, last approved the current advisory agreement on May 15, 2003.

THE PROPOSED NEW INVESTMENT ADVISOR FOR YOUR FUND

     AIM is a wholly owned subsidiary of AIM Management Group Inc. ("AIM Management"), a holding company with its principal offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM Management is an indirect wholly owned subsidiary of AMVESCAP, 30 Finsbury Square, London EC2A 1AG, United Kingdom. AMVESCAP and its subsidiaries are an independent investment management group. A list of the names, addresses and principal occupations of the principal executive officer and directors of AIM is in Exhibit H.

POSITIONS WITH AIM HELD BY COMPANY'S DIRECTORS OR EXECUTIVE OFFICERS

     Mark H. Williamson, who is a director and/or executive officer of Company, also is a director and/or officer of AIM. He also beneficially owns shares of AMVESCAP and/or options to purchase shares of AMVESCAP.

TERMS OF THE CURRENT ADVISORY AGREEMENT

     Under the terms of the current advisory agreement with INVESCO for your Fund, INVESCO acts as investment manager and administrator for your Fund. As investment manager, INVESCO provides a continuous investment program for your Fund, including investment research and management, with respect to all securities, investments and cash equivalents of your Fund. INVESCO also makes recommendations as to the manner in which voting rights, rights to consent to actions of your Fund and any other rights pertaining to your Fund's securities shall be exercised. INVESCO provides sub-accounting, recordkeeping and administrative services to your Fund under an administrative services agreement. Under the advisory agreement, as administrator, INVESCO also provides, at its expense and at the request of your Fund, executive, statistical, administrative, internal accounting and clerical services and office space, equipment and facilities.

     The current advisory agreement for your Fund continues in effect from year to year only if such continuance is specifically approved at least annually by
(i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund and each other series portfolio of Company, and (ii) the vote of a majority of the directors of Company who are not interested persons of INVESCO or Company by votes cast in person at a meeting called for such purpose. The current advisory agreement provides that the Board, a majority of the outstanding voting securities of your Fund and each other series portfolio of Company or INVESCO may terminate the agreement with respect to your Fund on 60 days' written notice without penalty. The agreement terminates automatically in the event of its assignment, unless an order is issued by the SEC conditionally or unconditionally exempting such assignment from the applicable provisions of the 1940 Act.

     The current advisory agreement for your Fund provides that your Fund will pay or cause to be paid all of its expenses not assumed by INVESCO, including without limitation:

     - brokerage commissions, issue and transfer taxes and other costs related to securities transactions;

     - fees, charges and expenses related to accounting, custodian, depository, dividend disbursing agent, dividend reinvestment agent, transfer agent, registrar, independent pricing services and legal services performed for your Fund;

     - interest on indebtedness incurred by Company or your Fund;

     - taxes;

     - fees for maintaining the registration and qualification of your Fund or its shares under federal and state law;

     - compensation and expenses of the independent directors;

     - costs of printing and distributing reports, notices of shareholders' meetings, proxy statements, dividend notices, prospectuses, statements of additional information and other communications to your Fund's shareholders, including expenses relating to Board and shareholder meetings;

     - costs, fees and other expenses arising in connection with the organization and filing of Company's Articles of Incorporation, determinations of tax status of your Fund, initial registration and qualification of your Fund's securities under federal and state securities laws and approval of Company's operations by any other federal or state authority;

     - expenses of repurchasing and redeeming shares of your Fund;

     - insurance premiums;

     - costs of designing, printing and issuing certificates representing shares of your Fund;

     - extraordinary expenses, including fees and disbursements of Company's counsel, in connection with litigation by or against Company or your Fund;

     - premiums for the fidelity bond maintained by your Fund pursuant to the 1940 Act (except those premiums that may be allocated to INVESCO as an insured);

     - association and institute dues;

     - expenses, if any, of distributing shares of your Fund pursuant to a 12b-1 plan of distribution;

     - fees under the administrative services agreement; and

     - all other costs and expenses of your Fund's operations and organization unless otherwise explicitly provided.

     The current advisory agreement requires INVESCO to reimburse your Fund monthly for any salaries paid by your Fund to officers, directors and full-time employees of your Fund who are also officers, general partners or employees of INVESCO or its affiliates. Although INVESCO has this obligation under the current advisory agreement, your Fund does not pay salaries to its officers, non-independent directors or employees for services rendered to your Fund.

     If, in any given year, the sum of your Fund's expenses exceed the most restrictive state-imposed annual expense limitation, INVESCO is required to promptly reimburse such excess expenses to your Fund pursuant to the current advisory agreement. Interest, taxes, extraordinary expenses and expenses which are capitalized are not deemed expenses for purposes of this reimbursement obligation.

     The annual rates at which INVESCO receives fees from your Fund under the current advisory agreement, the total net assets of your Fund, the dollar amounts of advisory fees paid to INVESCO by your Fund net of any expense limitations and the reimbursement, if any, made by INVESCO to your Fund for the most recent fiscal year are in Exhibit I.

ADDITIONAL SERVICES PROVIDED BY INVESCO AND ITS AFFILIATES

     INVESCO and its affiliates also provide additional services to Company and your Fund. INVESCO currently provides or arranges for others to provide accounting and administrative services to your Fund. INVESCO currently serves as your Fund's transfer agent. Prior to July 1, 2003, INVESCO Distributors, Inc. served as the principal underwriter for your Fund. This company is an indirect wholly owned subsidiary of AMVESCAP, the parent company of INVESCO. Information concerning fees paid to INVESCO and its affiliates for these services is in Exhibit J.

ADVISORY FEES CHARGED BY AIM FOR SIMILAR FUNDS IT MANAGES

     The advisory fee schedules for other funds advised by AIM with similar investment objectives as your Fund are in Exhibit K.

TERMS OF THE PROPOSED ADVISORY AGREEMENT

     Under the terms of the proposed advisory agreement, AIM would act as investment manager and administrator for your Fund. As investment manager, AIM would provide a continuous investment program for your Fund, including supervision of all aspects of your Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising your Funds' assets and investment research and management, subject at all times to the policies and control of the Board. AIM would also provide administrative services pursuant to a Master Administrative Services Agreement.

     The proposed advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the agreement on the part of AIM or any of its officers, directors, or employees, AIM would not be subject to liability to Company or your Fund or to any shareholders of your Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

     The proposed advisory agreement for your Fund would continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the affirmative vote of a majority of the directors of Company who are not interested persons of AIM or Company by votes cast in person at a meeting called for such purpose. The proposed advisory agreement provides that the Board, a majority of the outstanding voting securities of your Fund or AIM may terminate the agreement with respect to your Fund on 60 days' written notice without penalty. The proposed agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

     The proposed advisory agreement for your Fund provides that your Fund will pay or cause to be paid all of the ordinary business expenses incurred in the operations of your Fund and the offering of its shares. These expenses borne by your Fund would include, without limitation, brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by Company on behalf of your Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to your Fund's shareholders.

     The compensation to be paid to AIM under the proposed advisory agreement would be calculated by applying annual rates to the average daily net assets of your Fund for each calendar year. The annual rates at which AIM will receive advisory fees from your Fund under the proposed advisory agreement are in Exhibit L.

     If Proposal 3 is approved, Company will be able to take advantage of an exemptive order obtained from the SEC by AIM and certain of the AIM Funds. This exemptive order will allow your Fund and each other series portfolio of Company (each, an "Investing Fund") to invest their uninvested cash in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the Investing Fund. AIM will receive advisory fees from the Affiliated Money Market Fund to the extent an Investing Fund invests uninvested cash in such Affiliated Money Market Fund. If the Board approves AIM's use of the exemptive order for Company, AIM intends to waive a portion of the advisory fees payable by each Investing Fund in an amount equal to 25% of the advisory fee AIM receives from the Affiliated Money Market Fund as a result of such Investing Fund's investment of uninvested cash in such Affiliated Money Market Fund.

     The primary differences between the current advisory agreement with INVESCO and the proposed advisory agreement with AIM that the Board approved are to:

     - replace INVESCO with AIM as the investment advisor for your Fund;

     - move certain administrative services to an administrative services agreement with AIM;

     - add provisions relating to certain functions to be performed by AIM in connection with your Fund's securities lending program;

     - change certain obligations regarding payment of expenses of your Fund;

     - simplify certain rights applicable to your Fund's right to terminate advisory services or amend the proposed advisory agreement;

     - revise non-exclusivity provisions that are set forth in the current advisory agreement;

     - amend delegation provisions that are set forth in the current advisory agreement;

     - add to the limitation of liability provisions that are set forth in the current advisory agreement to, among other things, specifically state the limitation of liability of Company's shareholders; and

     - change the governing state law set forth in the current advisory agreement.

     Although certain terms and provisions in the current advisory agreement with INVESCO and the proposed advisory agreement with AIM are described slightly differently, there are few substantive differences between these agreements. The substantive differences are discussed below.

  Administrative Services

     For your Fund, the Board, in approving the proposed advisory agreement with AIM, has approved removing the provision of certain administrative services that are covered under the current advisory agreement with INVESCO, and consolidating those administrative services with your Fund's accounting and recordkeeping services in a new Master Administrative Services Agreement with AIM. The primary reason for this change is to make your Fund's agreements consistent with similar agreements for the AIM Funds. If shareholders approve the proposed advisory agreement, your Fund will continue to receive substantially the same accounting and administrative services it currently receives and at the same or lower costs pursuant to the new Master Administrative Services Agreement. As a result, there would be no loss of services nor would there by any increase in costs borne by your Fund as a result of the transfer of administrative duties from the advisory agreement to the Master Administrative Services Agreement.

  Securities Lending

     If your Fund engages in securities lending, AIM will provide it with investment advisory services and related administrative services. The proposed advisory agreement includes a new provision that specifies the administrative services to be rendered by AIM if your Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Administrative services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loans; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     In accordance with an exemptive order issued by the SEC, before your Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually, and must determine that it is in the best interests of the shareholders of your Fund to invest in AIM-advised money market funds any cash collateral your

Fund receives as security for the borrower's obligation to return the loaned securities. If your Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds.

     AIM does not receive any additional compensation for advisory services rendered in connection with securities lending activities. As compensation for the related administrative services AIM will provide, your Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to your Fund from such activities. AIM intends to waive this fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

  Payment of Expenses and Restrictions on Fees Received

     Under the current advisory agreement with INVESCO, INVESCO has the obligation to reimburse your Fund for any salaries paid by your Fund to officers, non-independent directors and employees of your Fund. Your Fund does not currently pay any such salaries. Such provision is not included in the proposed advisory agreement with AIM.

     The current advisory agreement provides that if annual fees exceed the most restrictive state-imposed annual expense limitation, INVESCO is required to reimburse any such excess to your Fund. Such state-imposed limitations are no longer applicable because the National Securities Market Improvements Act of 1996 (NSMIA) preempted state laws under which mutual funds such as your Fund previously were regulated. Accordingly, under the proposed advisory agreement, such annual expense limitation has been removed. Removing this state-imposed annual expense limitation will not result in an increase in fees paid by your Fund.

  Termination/Amendment Rights

     The current advisory agreement with INVESCO provides that Company can terminate the agreement with INVESCO or amend the terms of the agreement with respect to your Fund upon receipt of the affirmative vote of a majority of the outstanding securities (as defined in the 1940 Act) of your Fund. Under the 1940 Act and the regulations thereunder, as interpreted by the SEC, advisory services provided to your Fund cannot be terminated or amended without the approval by a majority of the outstanding securities of your Fund, unless, in the case of an amendment, the Board may approve the changes. The proposed advisory agreement simplifies the language regarding termination and amendment of the agreement to be consistent with the 1940 Act and the regulations thereunder, as interpreted by the SEC.

  Non-Exclusivity Provisions

     The current advisory agreement with INVESCO provides that the services furnished by INVESCO are not deemed to be exclusive and that INVESCO shall be entitled to furnish similar services to others, including other investment companies with similar objectives, and that INVESCO may aggregate orders for its other customers together with any securities of the same type to be sold or purchased for your Fund in order to obtain best execution and lower brokerage commissions. In such event, INVESCO must allocate the securities purchased or sold and the expenses incurred in the transaction in a manner it considers most equitable.

     AIM has proposed and the Board has agreed that the non-exclusivity provisions in the proposed advisory agreement with AIM should be divided into two separate provisions: one dealing with services provided by AIM to other investment accounts and the other dealing with employees of AIM. Under the new provisions, AIM will act as investment manager or advisor to fiduciary and other managed accounts and to other investment companies and accounts, including off-shore entities or accounts. The proposed advisory agreement states that whenever your Fund and one or more other investment companies or accounts advised by AIM have moneys available for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to your Fund and such other companies and accounts. Such allocation procedure may adversely affect the size of the positions obtainable and the prices realized by your Fund. The non-exclusivity provisions of the proposed advisory agreement also explicitly recognize that officers and directors of AIM may serve as officers or directors of Company, and that officers and directors of Company may serve as officers or directors of AIM to the extent permitted by law; and that officers and directors of AIM do not owe an exclusive duty to Company. As described above, unlike the current advisory agreement, the proposed advisory agreement does not require AIM to reimburse Company for any salaries paid by Company to officers, directors and full-time employees of Company who are also officers, directors or employees of AIM or its affiliates. Your Fund does not currently pay any such salaries.

  Delegation

     The current advisory agreement provides that INVESCO may, in compliance with applicable law and with the prior written approval of your Fund, make use of affiliated companies and their employees in connection with rendering of the services required of INVESCO. INVESCO must supervise all such services and remain fully responsible for the services provided.

     The proposed advisory agreement expands the extent to which AIM can delegate its rights, duties and obligations by expressly providing that AIM may delegate any or all of its rights, duties or obligations under the agreement to one or more sub-advisors rather than solely certain specified advisory services. The proposed advisory agreement also provides that AIM may replace sub-advisors from time to time, in accordance with applicable federal securities laws, rules and regulations in effect or interpreted from time to time by the SEC or with exemptive orders or other similar relief. Any such delegation shall require approval by the applicable Board and the shareholders unless, in accordance with applicable federal securities laws, rules, interpretations and exemptions, AIM is not required to seek shareholder approval of the appointment of a sub-advisor. AIM currently intends to appoint INVESCO Institutional as the sub-advisor to your Fund if the shareholders approve the proposed sub-advisory agreement described under Proposal 4.

  Limitation of Liability of AIM, Company and Shareholders

     The current advisory agreement does not explicitly state the limitation of liability for INVESCO for acts or omissions in the course of, or connected with, rendering advisory services under the current advisory agreement. The limitation of liability provisions of the 1940 Act apply to both INVESCO and AIM in their capacity as advisor. In addition, the proposed advisory agreement states that no series of Company shall be liable for the obligations of other series of Company and the liability of AIM to one series of Company shall not automatically render AIM liable to any other series of Company. Consistent with applicable law, the proposed advisory agreement would also include a provision stating that AIM's obligations under the agreement are not binding on any shareholders of Company individually and that shareholders are entitled to the same limitation on personal liability as shareholders of private corporations for profit. The primary reason for this change is to make your Fund's agreement consistent with similar agreements for the AIM Funds.

  State Law Governing the Agreement

     Questions of state law under the current advisory agreement with INVESCO are governed by the laws of Colorado. Under the proposed advisory agreement with AIM, Texas law would apply. The Board determined that, because the services under the proposed advisory agreement with AIM will primarily be provided in Texas, it was more appropriate to apply Texas law to the proposed advisory agreement.

FACTORS THE DIRECTORS CONSIDERED IN APPROVING THE ADVISORY AGREEMENT

     At the request of AIM, the Board discussed the approval of the proposed advisory agreement at an in-person meeting held on August 12-13, 2003. The independent directors also discussed the approval of the proposed advisory agreement with independent counsel prior to that meeting. In evaluating the proposed advisory agreement, the Board requested and received information from AIM to assist in its deliberations.

     The Board considered the following factors in determining reasonableness and fairness of the proposed changes between the current advisory agreement with INVESCO and the proposed advisory agreement with AIM:

     - The qualifications of AIM to provide investment advisory services. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to your Fund and the proposal, if approved by shareholders, to appoint INVESCO Institutional as sub-advisor to your Fund, and noted that the persons providing portfolio management services to your Fund would not change if Proposals 3 and 4 are approved by shareholders.

     - The range of advisory services provided by AIM. The Board reviewed the services to be provided by AIM under the proposed advisory agreement, and noted that no material changes in the level or type of services provided under the current advisory agreement with INVESCO would occur if the proposed advisory agreement is approved by the shareholders, other than the provision by AIM of certain administrative services if your Fund engages in securities lending.

     - Qualifications of AIM to provide a range of management and administrative services. The Board reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the proposed elimination from the proposed advisory agreement of the provision of administrative services to your Fund. The Board also reviewed the proposed form of Master Administrative Services Agreement, noted that the overall services to be provided under the existing arrangements and under the proposed Master Administrative Services Agreements are the same, and concluded that the overall accounting and administrative services to be provided by AIM would not change under the combination of the proposed advisory agreement and the Master Administrative Services Agreement.

     - The performance record of your Fund. The Board reviewed your Fund's performance record and determined that AIM has developed the expertise and resources for managing funds with an investment objective and strategies similar to those of your Fund and is able, therefore, to provide advisory and administrative services to your Fund.

     - Advisory fees and expenses. The Board examined the expense ratio and the level of advisory fees for your Fund under the current advisory agreement and compared them with the advisory fees expected to be incurred under the proposed advisory agreement. The Board concluded that your Fund's projected expense ratio and advisory fees under the proposed advisory agreement were fair and reasonable in comparison with those of other similar funds (including similar funds advised by AIM) and in light of the investment management services to be provided by AIM under the proposed advisory agreement. The advisory fees that are being proposed under the proposed advisory agreement are the same as the advisory fees paid to INVESCO under the current advisory agreement, other than the removal of the reimbursement obligation related to services provided to both your Fund and AIM by officers and directors which is not currently applicable, and the provisions that permit AIM's receipt of fees for providing administrative services in connection with securities lending activities. Such fees would be paid only to the extent that your Fund engages in securities lending. The Board noted that AIM intends to waive its right to receive any fees under the proposed investment advisory agreement for the administrative services it provides in connection with securities lending activities. The Board also noted that AIM has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees.

     - The profitability of AIM. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that, except as described above, no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing services in connection with securities lending, and further noted that AIM intends to waive its right to receive any such fees and has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees. The Board also noted that, in accordance with an exemptive order issued by the SEC, before your Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of your Fund to invest in AIM-advised money market funds any cash collateral your Fund receives as security for the borrower's obligation to return the loaned securities. If your Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of your Fund that have already been invested, and the investment of the cash collateral is intended to benefit your Fund by providing it with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM.

     - The terms of the proposed advisory agreement. The Board reviewed the terms of the proposed advisory agreement, including changes being made to clarify or expand non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services and to have AIM assist your Fund if it engages in securities lending. The Board determined that these changes reflect the current environment in which your Fund operates, and that AIM should have the flexibility to operate in that environment.

     After considering the above factors, the Board concluded that it is in the best interests of your Fund and its shareholders to approve the proposed advisory agreement between Company and AIM for your Fund.

     The Board reached this conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed advisory agreement, the independent directors have taken the action which they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent directors and paid for by Company, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

     If approved, the proposed advisory agreement will become effective on November 5, 2003, and will expire, unless renewed, on or before June 30, 2005. If shareholders of your Fund do not approve both Proposals 3 and 4, the current advisory agreement with INVESCO will continue in effect for your Fund.

THE BOARD'S RECOMMENDATION ON PROPOSAL 3

     The Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                   PROPOSAL 4
                     APPROVAL OF NEW SUB-ADVISORY AGREEMENT

BACKGROUND

     INVESCO currently serves as the investment advisor to your Fund. AMVESCAP has recommended restructuring the advisory and administrative servicing arrangements so that AIM is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a proposed advisory agreement under which AIM will serve as the investment advisor for your Fund, and a proposed sub-advisory agreement under which INVESCO Institutional, an affiliate of INVESCO, will serve as sub-advisor. The portfolio management team for your Fund will not change as a result of this restructuring.

     You are being asked to approve Proposal 4 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from the proposed sub-advisory agreement between AIM and INVESCO Institutional.

     The Board recommends that you approve the proposed sub-advisory agreement between AIM and INVESCO Institutional for your Fund. The Board is asking you to vote on this proposed sub-advisory agreement because the proposed sub-advisory agreement for your Fund may only be entered into with shareholder approval. The form of the proposed Master Intergroup Sub-Advisory Contract for Mutual Funds between AIM and INVESCO Institutional for your Fund is at Appendix V.

     At an in-person meeting of the Board held on August 12-13, 2003, the Board, including a majority of the independent directors, voted to recommend that shareholders approve a proposal to adopt the proposed sub-advisory agreement for your Fund.

THE PROPOSED SUB-ADVISOR FOR YOUR FUND

     INVESCO Institutional is an indirect wholly owned subsidiary of AMVESCAP. A list of the names, addresses and principal occupations of the principal executive officer and directors of INVESCO Institutional is in Exhibit M.

POSITIONS WITH INVESCO INSTITUTIONAL HELD BY COMPANY'S DIRECTORS OR EXECUTIVE OFFICERS

     None of the directors or executive officers of Company also are directors and/or officers of INVESCO Institutional.

TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT

     Under the proposed sub-advisory agreement between AIM and INVESCO Institutional, INVESCO Institutional will provide general investment advice and portfolio management to your Fund and, subject to the supervision of the directors of Company and AIM and in conformance with the stated policies of your Fund, INVESCO Institutional will manage the investment operations of your Fund. INVESCO Institutional will not only make investment decisions for your Fund, but will also place the purchase and sale orders for the portfolio transactions of your Fund. INVESCO Institutional may purchase and sell portfolio securities from and to brokers and dealers who sell shares of your Fund or provide your Fund, AIM's other clients or INVESCO Institutional's other clients with research, analysis, advice and similar services. INVESCO Institutional may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to INVESCO Institutional determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of AIM and INVESCO Institutional to your Fund and their other clients and that that the total commissions or spreads paid by each fund will be reasonable in relation to the benefits to the fund over the long term.

     Specifically, INVESCO Institutional will be required to perform the following services under the proposed sub-advisory agreement:

     - To provide a continuous investment program for your Fund, including investment research and management, with respect to all of your Fund's assets in conformity with (i) Company's Articles of Incorporation, bylaws and registration statement, and (ii) the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations;

     - To determine what securities and other investments are to be purchased or sold for your Fund and the brokers and dealers through whom trades will be executed;

     - Whenever INVESCO Institutional simultaneously places orders to purchase or sell the same security on behalf of your Fund and one or more accounts advised by INVESCO Institutional, to allocate as to price and amount among all such accounts in a manner believed to be equitable to each account; and

     - To maintain all books and records with respect to the securities transactions of your Fund in compliance with the requirements of the 1940 Act and to furnish the Board and AIM with periodic and special reports as the Board or AIM reasonably may request.

     The proposed sub-advisory agreement will continue from year to year for your Fund only if such continuance is specifically approved at least annually by
(i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the vote of a majority of independent directors cast at a meeting called for such purpose. The proposed sub-advisory agreement is terminable on 60 days' written notice by either party thereto, by the Board, or by a vote of a majority of the outstanding voting securities of your Fund, and will terminate automatically if assigned.

     For the services to be rendered and the expenses to be assumed by INVESCO Institutional under the proposed sub-advisory agreement, AIM will pay to INVESCO Institutional a fee that is computed daily and paid on or before the last day of the next succeeding calendar month on the basis of AIM's compensation on the sub-advised assets per year. The annual rate at which INVESCO Institutional will receive fees from AIM under the proposed sub-advisory agreement is in Exhibit N.

ADVISORY FEES CHARGED BY INVESCO INSTITUTIONAL FOR SIMILAR TYPES OF ACCOUNTS FOR WHICH IT SERVES AS ADVISOR

     The annual advisory fee rates paid to INVESCO Institutional by certain types of accounts with similar investment objectives as your Fund are in Exhibit O.

FACTORS THE DIRECTORS CONSIDERED IN APPROVING THE PROPOSED SUB-ADVISORY
AGREEMENT

     At the request of AIM and INVESCO Institutional, the Board discussed the approval of the proposed sub-advisory agreement at an in-person meeting held on August 12-13, 2003. The independent directors also discussed the approval of the proposed sub-advisory agreement with independent counsel prior to that meeting. In evaluating the proposed sub-advisory agreement, the Board requested and received information from AIM to assist in its deliberations.

     The Board considered the following factors in determining the reasonableness and fairness of the proposed sub-advisory agreement between AIM and INVESCO Institutional for your Fund:

     - The range of sub-advisory services provided by INVESCO
       Institutional. The Board reviewed the services to be provided by INVESCO Institutional under the proposed sub-advisory agreement, and noted that, if the proposed sub-advisory agreement is approved by shareholders, the level and type of investment advisory services under the proposed sub-advisory agreement will be comparable to those currently provided by INVESCO under Company's current advisory agreement with INVESCO.

     - The fees payable to INVESCO Institutional for its services. The Board noted that if the proposed sub-advisory agreement is approved, INVESCO Institutional will receive compensation based on that portion of the assets of your Fund that it manages (the sub-advised assets). In addition, the fees paid would be a percentage of the advisory fees that AIM receives on the sub-advised assets. The Board noted that these fees had been agreed to by AIM and INVESCO Institutional, as well as by AMVESCAP, the indirect parent of AIM and INVESCO Institutional. The Board also noted that the proposed changes to the compensation to INVESCO Institutional would have no effect on your Fund, since the fees are payable by AIM.

     - The performance record of your Fund. The Board reviewed the performance record of your Fund and noted that the same portfolio management team will be providing investment advisory services to your Fund under the proposed sub-advisory agreement. The Board determined that such portfolio management team had provided satisfactory services with respect to your Fund, after considering performance information that it received during the past year from INVESCO.

     - The profitability of INVESCO Institutional. The Board considered information concerning the profitability of INVESCO Institutional's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that INVESCO Institutional would receive an annual fee equal to a percentage of AIM's compensation on the sub-advised assets. The Board noted that the proposed sub-advisory fees are less than the advisory fees currently received by INVESCO under the current advisory agreement, but that INVESCO Institutional assured the Board that such reduction would not affect the nature or quality of the services provided by it to your Fund.

     - The terms of the proposed agreement. The Board reviewed the terms of the proposed agreement. The Board determined that this new agreement reflects the current environment in which your Fund operates, and that INVESCO Institutional should have the flexibility to operate in that environment.

     After considering the above factors, the Board concluded that it is in the best interests of your Fund and its shareholders to approve the proposed sub-advisory agreement between AIM and INVESCO Institutional for your Fund.

     The Board reached this conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed sub-advisory agreement, the independent directors have taken the action which they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent directors and paid for by Company, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

     If approved, the proposed sub-advisory agreement will become effective on November 5, 2003, and will expire, unless renewed, on or before June 30, 2005. If shareholders of your Fund do not approve both Proposals 3 and 4, the current advisory agreement with INVESCO will continue in effect for your Fund and AIM and INVESCO Institutional will not enter into the proposed sub-advisory agreement for your Fund.

THE BOARD'S RECOMMENDATION ON PROPOSAL 4

     The Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                   PROPOSAL 5
                              APPROVAL OF THE PLAN
             TO REDOMESTICATE COMPANY AS A DELAWARE STATUTORY TRUST

BACKGROUND

     Company currently is organized as a Maryland corporation. AMVESCAP has identified each series portfolio of Company as appropriate to be redomesticated as a new series portfolio of a newly created open-end management investment company organized as a statutory trust under the Delaware Statutory Trust Act (the "Trust").

     If both Proposals 1 and 5 are approved by the shareholders of your Fund, your Fund will first be redomesticated as a new series portfolio of the Trust and, after such redomestication has occurred, your Fund will be combined with Buying Fund.

     The Board has approved the Plan of Redomestication, which provides for a series of transactions to convert your Fund and each other series portfolio of Company (each, a "Current Fund") to a corresponding series (a "New Fund") of the Trust. Under the Plan of Redomestication, each Current Fund will transfer all its assets to a corresponding New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund's assumption of all the Current Fund's liabilities (collectively, the "Redomestication"). A form of the Plan of Redomestication relating to the proposed Redomestication is set forth in Appendix VI.

     Approval of the Plan of Redomestication requires the affirmative vote of a majority of the issued and outstanding shares of Company. The Board is soliciting the proxies of the shareholders of your Fund to vote on the Plan of Redomestication with this Proxy Statement/Prospectus. The Board is soliciting the proxies of the shareholders of Company's other series portfolios to vote on the Plan of Redomestication with a separate proxy statement.

     The Redomestication is being proposed primarily to provide Company with greater flexibility in conducting its business operations. The operations of each New Fund following the Redomestication will be substantially similar to those of its predecessor Current Fund. As described below, the Trust's Declaration of Trust differs from Company's Articles of Incorporation in certain respects that are expected to improve Company's and each Current Fund's operations. The Trust, like Company, will operate as an open-end management investment company registered with the SEC under the 1940 Act.

REASONS FOR THE PROPOSED REDOMESTICATION

     The Redomestication is being proposed because, as noted above, INVESCO and the Board believe that the Delaware statutory trust organizational form offers a number of advantages over the Maryland corporate organizational form. As a result of these advantages, the Delaware statutory trust organizational form has been increasingly used by mutual funds, including the majority of the AIM Funds.

     The Delaware statutory trust organizational form offers greater flexibility than the Maryland corporate form. A Maryland corporation is governed by the detailed requirements imposed by Maryland corporate law and by the terms of its Articles of Incorporation. A Delaware statutory trust is subject to fewer statutory requirements. The Trust will be governed primarily by the terms of its Declaration of Trust. In particular, the Trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. For example, under Maryland corporate law, amendments to Company's Articles of Incorporation would typically require shareholder approval. Under Delaware law, unless the Declaration of Trust of a Delaware statutory trust provides otherwise, amendments to it may be made without first obtaining shareholder approval. In addition, unlike Maryland corporate law, which restricts the delegation of a board of directors' functions, Delaware law permits the board of trustees of a Delaware statutory trust to delegate certain of its responsibilities. For example, the board of trustees of a Delaware statutory trust may delegate the responsibility of declaring dividends to duly empowered committees of the board or to appropriate officers. Finally, Delaware law permits the trustees to adapt a Delaware statutory trust to future contingencies. For example, the trustees may, without a shareholder vote, change a Delaware statutory trust's domicile or organizational form. In contrast, under Maryland corporate law, a company's board of directors would be required to obtain shareholder approval prior to changing domicile or organizational form.

     The Redomestication will also have certain other effects on Company, its shareholders and management, which are described below under the heading "The Trust Compared to Company."

WHAT THE PROPOSED REDOMESTICATION WILL INVOLVE

     To accomplish the Redomestication, the Trust has been formed as a Delaware statutory trust pursuant to its Declaration of Trust, and each New Fund has been established as a series portfolio of the Trust. On the closing date, each Current Fund will transfer all of its assets to the corresponding classes of the corresponding New Fund in exchange solely for a number of full and fractional classes of shares of the New Fund equal to the number of full and fractional shares of common stock of the corresponding classes of the Current Fund then outstanding and the New Fund's assumption of the Current Fund's liabilities. Immediately thereafter, each Current Fund will distribute those New Fund shares to its shareholders in complete liquidation of such Current Fund. Upon completion of the Redomestication, each shareholder of each Current Fund will be the owner of full and fractional shares of the corresponding New Fund equal in
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

number and aggregate net asset value to the shares he or she held in the Current Fund. As soon as practicable after the consummation of the Redomestication, each Current Fund will be terminated and Company will be dissolved as a Maryland corporation.

     The obligations of Company and the Trust under the Plan of Redomestication are subject to various conditions stated therein. To provide against unforeseen events, the Plan of Redomestication may be terminated or amended at any time prior to the closing of the Redomestication by action of the Board, notwithstanding the approval of the Plan of Redomestication by the shareholders of any Current Fund. However, no amendments may be made that would materially adversely affect the interests of shareholders of any Current Fund. Company and the Trust may at any time waive compliance with any condition contained in the Plan of Redomestication, provided that the waiver does not materially adversely affect the interests of shareholders of any Current Fund.

     The Plan of Redomestication authorizes Company to acquire one share of each class of each New Fund and, as the sole shareholder of the Trust prior to the Redomestication, to do each of the following:

     - Approve with respect to each New Fund a new investment advisory agreement with AIM with an effective date of November 5, 2003 that will be substantially identical to that described in Proposal 3 and a new investment advisory agreement with INVESCO that is substantially identical to the corresponding Current Fund's existing investment advisory agreement with INVESCO for the interim period between the consummation of the Redomestication and November 5, 2003. Information on the new advisory agreement, including a description of the differences between it and Company's current advisory agreement, is set forth above under Proposal 3. If Proposal 3 is not approved by shareholders of a Current Fund, Company will approve for the corresponding New Fund an investment advisory agreement with INVESCO that is substantially identical to such Current Fund's existing investment advisory agreement with INVESCO.

     - Approve with respect to each New Fund a new sub-advisory agreement between AIM and INVESCO that will be substantially identical to that described in Proposal 4. Information on the new sub-advisory agreement is set forth above under Proposal 4. If Proposal 3 is not approved by shareholders of a Current Fund, Company will not approve a sub-advisory agreement between AIM and INVESCO for the corresponding New Fund.

     - Assuming that Proposal 3 is approved by shareholders, approve with respect to each New Fund a new administrative services agreement with AIM with an effective date of November 5, 2003 that will be substantially identical to the new administrative services agreement with AIM that will be entered into by Company if shareholders approve Proposal 3 and a new administrative services agreement with INVESCO that is substantially identical to the corresponding Current Fund's existing administrative services agreement with INVESCO for the interim period between the consummation of the Redomestication and November 5, 2003. If Proposal 3 is not approved by shareholders of a Current Fund, Company will approve for the corresponding New Fund an administrative services agreement with AIM that is substantially identical to such Current Fund's existing administrative services agreement with INVESCO.

     - Approve with respect to each New Fund a distribution agreement with AIM Distributors. The proposed distribution agreement will provide for substantially identical distribution services as currently provided to each corresponding Current Fund by AIM Distributors.

     - Approve a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each class of each New Fund that will be substantially identical to the corresponding Current Fund's existing distribution plan for that class.

     - Approve with respect to each New Fund a custodian agreement with State Street Bank and Trust Company and a transfer agency and servicing agreement with A I M Fund Services, Inc., each of which currently provides such services to the corresponding Current Fund, and a multiple class plan pursuant to Rule 18f-3 of the 1940 Act which will be substantially identical to the multiple class plan that has been approved by the Board for the corresponding Current Fund and which is expected to become effective prior to consummation of the Redomestication.

     - Elect the directors of Company as the trustees of the Trust to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders, and except as they retire in accordance with the Trust's retirement policy for trustees. The Trust's retirement policy for trustees will replace Company's retirement policy for directors.

     - Ratify the selection of PricewaterhouseCoopers LLP, the accountants for each Current Fund, as the independent public accountants for each New Fund.

     - Approve such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end management investment company.

     The Trust's transfer agent will establish for each shareholder an account containing the appropriate number of shares of each class of each New Fund. Such accounts will be identical in all respects to the accounts currently maintained by Company's transfer agent for each shareholder of the Current Funds. Shares held in the Current Fund accounts will automatically be designated as shares of the New Funds. Certificates for Current Fund shares issued before the Redomestication will represent shares of the corresponding New Fund after the Redomestication. Shareholders of the New Funds will not have the right to demand or require the Trust to issue share certificates. Any account options or privileges on accounts of shareholders under the Current Funds will be replicated on the New Fund account. No sales charges will be imposed in connection with the Redomestication.

     Assuming your approval of Proposal 5, Company currently contemplates that the Redomestication will be consummated on October 28, 2003.

THE FEDERAL INCOME TAX CONSEQUENCES OF THE REDOMESTICATION

     Company and the Trust will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Redomestication will qualify as a "reorganization" within the meaning of Section 368(a) of the Code. Accordingly, the Current Funds, the New Funds and the shareholders of the New Funds will recognize no gain or loss for Federal income tax purposes as a result of the Redomestication. Shareholders of the Current Funds should consult their tax advisers regarding the effect, if any, of the Redomestication in light of their individual circumstances and as to state and local consequences, if any, of the Redomestication.

APPRAISAL RIGHTS

     Appraisal rights are not available to shareholders. However, shareholders retain the right to redeem their shares of the Current Funds or the New Funds, as the case may be, at any time before or after the Redomestication.

THE TRUST COMPARED TO COMPANY

  Structure of the Trust

     The Trust has been established under the laws of the State of Delaware by the filing of a certificate of trust in the office of the Secretary of State of Delaware. The Trust has established series corresponding to and having identical designations as the series portfolios of Company. The Trust has also established classes with respect to each New Fund corresponding to and having identical designations as the classes of each Current Fund. Each New Fund will have the same investment objectives, policies, and restrictions as its predecessor Current Fund. The Trust's fiscal year is the same as that of Company. The Trust will not have any operations prior to the Redomestication. Initially, Company will be the sole shareholder of the Trust.

     As a Delaware statutory trust, the Trust's operations are governed by its Declaration of Trust and Amended and Restated Bylaws and applicable Delaware law rather than by Company's Articles of

Incorporation and Amended and Restated Bylaws and applicable Maryland law. Certain differences between the two domiciles and organizational forms are summarized below. The operations of the Trust will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.

  Trustees of the Trust

     Subject to the provisions of the Declaration of Trust, the business of the Trust will be managed by its trustees, who have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers, and fiduciary duties of the trustees of the Trust are substantially the same as those of the directors of Company.

     The trustees of the Trust would be those persons elected at this Special Meeting to serve as directors of Company. Information concerning the nominees for election as directors of Company is set forth above under Proposal 2.

  Shares of the Trust

     The beneficial interests in the New Funds will be represented by transferable shares, par value $0.01 per share. Shareholders do not have the right to demand or require the Trust to issue share certificates. The trustees have the power under the Declaration of Trust to establish new series and classes of shares; Company's directors currently have a similar right. The Declaration of Trust permits the trustees to issue an unlimited number of shares of each class and series. Company is authorized to issue only the number of shares specified in the Articles of Incorporation and may issue additional shares only with Board approval and after payment of a fee to the State of Maryland on any additional shares authorized.

     Your Fund currently has the classes of shares set forth in Exhibit A. The Trust has established for each New Fund the classes that currently exist for its predecessor Current Fund. Except as discussed in this Proxy Statement/Prospectus, shares of each class of each New Fund will have rights, privileges, and terms substantially similar to those of the corresponding class of the Current Fund.

     For a discussion of certain differences between and among Company's Articles of Incorporation and Amended and Restated Bylaws and Maryland law and the Trust's Declaration of Trust and Amended and Restated Bylaws and Delaware law, see "Rights of Shareholders" in Proposal 1 above. The foregoing discussion and the discussion under the caption "Rights of Shareholders" in Proposal 1 above is only a summary of certain differences and is not a complete description of all the differences. Shareholders should refer to the provisions of the governing documents of Company and Trust and state law directly for a more thorough comparison. Copies of the Articles of Incorporation and Amended and Restated Bylaws of Company and of the Declaration of Trust and the Trust's Amended and Restated Bylaws are available to shareholders without charge upon written request to Company.

THE BOARD'S RECOMMENDATION ON PROPOSAL 5

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

PROXY STATEMENT/PROSPECTUS

     We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meeting and at any adjournments of the Special Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

     Company intends to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about August 25, 2003 to all shareholders entitled to vote. Shareholders of record as of the close of business on July 25, 2003 (the "Record Date") are entitled to vote at the Special Meeting. The number of shares outstanding of each class of shares of your Fund on the Record Date can be found at Exhibit P. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

TIME AND PLACE OF SPECIAL MEETING

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173 on October 21, 2003, at 3:00 p.m., Central Time.

VOTING IN PERSON

     If you do attend the Special Meeting and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call Company at (800) 952-3502 if you plan to attend the Special Meeting.

VOTING BY PROXY

     Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

     If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows and in accordance with management's recommendation on other matters:

     - FOR the proposal to approve the Plan of Reorganization.

     - FOR the election of all 16 nominees for director.

     - FOR the proposal to approve a new investment advisory agreement with AIM for your Fund.

     - FOR the proposal to approve a new sub-advisory agreement between AIM and INVESCO for your Fund.

     - FOR the proposal to approve the Plan of Redomestication.

     Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meeting.

     If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of Company in writing to the address of Company set forth on the cover page of this Proxy Statement/Prospectus before the Special Meeting that you have revoked your proxy. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

VOTING BY TELEPHONE OR THE INTERNET

     You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement/Prospectus.

QUORUM REQUIREMENT AND ADJOURNMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist for Proposals 1, 3 and 4 if shareholders entitled to vote one-third of the issued and outstanding shares of your Fund on the Record Date are present at the Special Meeting in person or by proxy. A quorum will exist for Proposals 2 and 5 if shareholders entitled to vote one-third of the issued and outstanding shares of Company on the Record Date are present at the Special Meeting in person or by proxy.

     Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.

     Abstentions and broker non-votes will count as shares present at the Special Meeting for purposes of establishing a quorum.

     If a quorum is not present at the Special Meeting or a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST such Proposal against such adjournment. A shareholder vote may be taken on a Proposal in this Proxy Statement/ Prospectus prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

VOTE NECESSARY TO APPROVE EACH PROPOSAL

     PROPOSALS 1, 3 AND 4. Approval of Proposals 1, 3 and 4 requires the lesser of (a) the affirmative vote of 67% or more of the voting securities of your Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of your Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of your Fund. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against Proposals 1, 3 and 4 because approval of Proposals 1, 3 and 4 requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

     PROPOSAL 2. The affirmative vote of a plurality of votes cast at the Special Meeting is necessary to elect directors, meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

     PROPOSAL 5. Approval of Proposal 5 requires the affirmative vote of a majority of the issued and outstanding shares of Company. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against the Plan of Redomestication because approval of the Plan of Redomestication requires the affirmative vote of a percentage of the outstanding voting securities.

PROXY SOLICITATION

     Company has engaged the services of Georgeson Shareholder Communications Inc. ("Solicitor") to assist in the solicitation of proxies for the Special Meeting. Solicitor's costs are estimated to be approximately $19,700. Company expects to solicit proxies principally by mail, but Company or Solicitor may also solicit proxies by telephone, facsimile or personal interview. Company's officers will not receive any additional or special compensation for any such solicitation. AMVESCAP, on behalf of INVESCO, will bear the costs and expenses incurred in connection with the Reorganization, including Solicitor's costs.

OTHER MATTERS

     Management does not know of any matters to be presented at the Special Meeting other than those discussed in this Proxy Statement/Prospectus. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

SHAREHOLDER PROPOSALS

     As a general matter, your Fund does not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of your Fund, you should send such proposal to Company at the address set forth on the first page of this Proxy Statement/Prospectus. To be considered for presentation at a meeting of shareholders, Company must receive proposals a reasonable time before proxy materials are prepared for the meeting. Your proposal also must comply with applicable law.

     For a discussion of how to propose an individual for nomination as a director, please refer to the section of this Proxy Statement/Prospectus entitled "Proposal 2 -- Current Committees of the Board -- Nominating Committee."

OWNERSHIP OF SHARES

     A list of the name, address and percent ownership of each person who, as of July 25, 2003, to the knowledge of Company owned 5% or more of any class of the outstanding shares of your Fund can be found at Exhibit Q.

     A list of the name, address and percent ownership of each person who, as of July 25, 2003, to the knowledge of Company owned 5% or more of any class of the outstanding shares of Buying Fund can be found at Exhibit R.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Effective August 13, 2003, the fiscal year end of Company was changed from May 31 to August 31. The audit committee of the Board has appointed PricewaterhouseCoopers LLP (the "Auditor") as Company's independent public accountants for the fiscal year ending August 31, 2003 and August 31, 2004. A representative of the Auditor is expected to be available at the Special Meeting and to have the opportunity to make a statement and respond to appropriate questions from the shareholders. The audit committee of the Board has considered whether the provision of the services below is compatible with maintaining the Auditor's independence.

FEES PAID TO THE AUDITOR RELATED TO COMPANY

     The Auditor billed Company (consisting of three separate series portfolios) aggregate fees for professional services rendered for the fiscal year ended May 31, 2003 as follows:

Audit Fees..................................................   $ 94,200
Financial Information Systems Design and Implementation
  Fees......................................................   $      0
All Other Fees*.............................................   $ 12,052
                                                               --------
Total Fees..................................................   $106,252

---------------

* All Other Fees includes fees billed for all other non-audit services, including fees for tax-related services rendered to Company.

FEES PAID TO THE AUDITOR NOT RELATED TO COMPANY

     The Auditor billed INVESCO aggregate fees for professional services rendered for the fiscal year ended May 31, 2003 to INVESCO, or any affiliate that provided services to Company, as follows:

Financial Information Systems Design and Implementation
  Fees......................................................   $     0
All Other Fees**............................................   $31,500
                                                               -------
Total Fees..................................................   $31,500

---------------

** As required by SEC rules, All Other Fees includes amounts paid to the Auditor by your Fund's advisor and other related entities that provide support for the operations of Company. All Other Fees include services relating to tax services, controls review on the transfer agency, research on accounting consultations, a CRM project and other agreed upon procedures. The services performed for your Fund's advisor and related entities benefit many legal entities of INVESCO, including many sister funds within the investment company complex.

                                   EXHIBIT A

CLASSES OF SHARES OF YOUR FUND                 CORRESPONDING CLASSES OF SHARES OF BUYING FUND
------------------------------                 ----------------------------------------------
Class A shares                                 Class A shares
Class B shares                                 Class B shares
Class C shares                                 Class C shares
Class K shares                                 Class A shares
Investor Class shares                          Investor Class shares
Institutional Class shares                     Institutional Class shares

                                   EXHIBIT B

             COMPARISON OF PERFORMANCE OF YOUR FUND AND BUYING FUND

INVESCO BALANCED FUND (YOUR FUND)

INVESCO TOTAL RETURN FUND (BUYING FUND)

     Performance information in the bar charts below is that of the Funds' Investor Class shares, which has the longest operating history of the Funds' classes.

     The bar charts below show the Funds' Investor Class actual yearly performance (commonly known as their "total return") for the years ended December 31 over the past decade or since inception. The table below shows the pre-tax and after-tax average annual total returns of Investor Class for various periods ended December 31, 2002 compared to the S&P 500 and Lehman Government/Credit Bond Indexes.

     After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption returns assume you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption returns assume payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rates in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax return shown is not relevant.

     The information in the bar charts and table illustrates the variability of each Fund's total return and how its performance compared to a broad measure of market performance. Remember, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

                        BALANCED FUND -- INVESTOR CLASS
                     ACTUAL ANNUAL TOTAL RETURN(1)(2)(3)(4)

'94.........................................................    9.44%
'95.........................................................   36.46%
'96.........................................................   14.66%
'97.........................................................   19.53%
'98.........................................................   17.33%
'99.........................................................   16.83%
'00.........................................................   (1.85)%
'01.........................................................  (11.54)%
'02.........................................................  (17.04)%


Best Calendar Qtr. 12/98 13.67%
Worst Calendar Qtr. 9/01 (12.52%)

             TOTAL RETURN FUND -- INVESTOR CLASS
                      ACTUAL ANNUAL TOTAL RETURN(1)(2)(3)

'93.........................................................   12.34%
'94.........................................................    2.52%
'95.........................................................   28.64%
'96.........................................................   13.07%
'97.........................................................   25.04%
'98.........................................................   13.62%
'99.........................................................   (1.36)%
'00.........................................................   (3.65)%
'01.........................................................   (0.93)%
'02.........................................................  (12.44)%


Best Calendar Qtr. 6/97 11.86%
Worst Calendar Qtr. 9/02 (11.31%)

                                                                 AVERAGE ANNUAL TOTAL RETURN
                                                                        AS OF 12/31/02
                                                              ----------------------------------
                                                                                   10 YEARS OR
                                                              1 YEAR   5 YEARS   SINCE INCEPTION
                                                              ------   -------   ---------------
Investor Class
  Balanced Fund(1)(3)
     Return Before Taxes....................................  (17.04)%  (0.25)%       8.14%(4)
     Return After Taxes on Distributions....................  (17.43)%  (1.38)%       5.87%(4)
     Return After Taxes on Distributions and Sale of Fund
       Shares...............................................  (10.45)%  (0.52)%       5.74%(4)
  S&P 500 Index(6)
     (reflects no deduction for fees, expenses, or taxes)...  (22.09)%  (0.58)%       9.32%(4)
  Lehman Government/Credit Bond Index(6)
     (reflects no deduction for fees, expenses, or taxes)...   11.04%    7.62%        7.22%(4)
  Total Return Fund(1)(3)
     Return Before Taxes....................................  (12.44)%  (1.30)%       6.97%
     Return After Taxes on Distributions....................  (13.63)%  (2.82)%       5.31%
     Return After Taxes on Distributions and Sale of Fund
       Shares...............................................   (7.24)%  (1.41)%       5.15%
  S&P 500 Index(6)
     (reflects no deduction for fees, expenses, or taxes)...  (22.09)%  (0.58)%       9.35%(4)
  Lehman Government/Credit Bond Index(6)
     (reflects no deduction for fees, expenses, or taxes)...   11.04%    7.62%        7.61%

---------------

(1) Total return figures include reinvested dividends and capital gain distributions and the effect of each class' expenses.

(2) The year-by-year returns are for Investor Class only.

(3) Return before taxes for Investor Class shares of Balanced, and Total Return Funds' year-to-date as of the calendar quarter ended June 30, 2003 were 9.83%, and 7.42%, respectively.

(4) The Fund (Investor Class shares) commenced investment operations on December 1, 1993. Index comparison begins on November 30, 1993.

(5) The S&P 500 Index is an unmanaged index considered representative of the performance of the broad U.S. stock market. The Lehman Government/Credit Bond Index is an unmanaged index indicative of the broad domestic fixed-income market. Please keep in mind that the indexes do not pay brokerage, management, administrative, or distribution expenses, all of which are paid by the classes and are reflected in its annual returns. Index returns also do not include sales charges or CDSCs that may be paid by the shareholder.

                                   EXHIBIT C

                    COMPARISON FEE TABLE AND EXPENSE EXAMPLE
FEE TABLE
     This table compares the shareholder fees and annual operating expenses, expressed as a percentage of net assets ("Expense Ratios"), of Class A, Class B, Class C, Class K, Investor Class and Institutional shares of INVESCO Balanced Fund ("Selling Fund"), and of Class A, Class B, Class C, and Investor shares of INVESCO Total Return Fund ("Buying Fund"). Pro Forma Combined Expense Ratios of Buying Fund giving effect to the reorganization of Selling Fund into Buying Fund are also provided.

                                                                  SELLING FUND                                   BUYING FUND
                                                                 (AS OF 5/31/03)                               (AS OF 5/31/03)
                                       -------------------------------------------------------------------   --------------------
                                                                                  INVESTOR   INSTITUTIONAL
                                       CLASS A      CLASS B   CLASS C   CLASS K    CLASS         CLASS       CLASS A      CLASS B
                                       SHARES       SHARES    SHARES    SHARES     SHARES       SHARES       SHARES       SHARES
                                       -------      -------   -------   -------   --------   -------------   -------      -------
SHAREHOLDER FEES (fees paid directly
 from your investment)
Maximum Sales Charge (Load) Imposed
 on Purchases (as a percentage of
 offering price).....................   5.50%         None      None      None      None          None        5.50%         None
Maximum Deferred Sales Charge
 (Load)(1)...........................    None(2)(3)  5.00%     1.00%      None(4)   None          None         None(2)(3)  5.00%
ANNUAL FUND OPERATING EXPENSES(5)
 (expenses that are deducted from
 fund assets)
Management Fees......................   0.56%        0.56%     0.56%     0.56%     0.56%         0.56%        0.71%        0.71%
Distribution and/or Service (12b-1)
 Fees(6).............................   0.35%        1.00%     1.00%     0.45%     0.25%          None        0.35%        1.00%
Other Expenses.......................   1.60%        2.89%     1.18%     0.51%     0.50%         0.41%        0.88%        1.62%
Total Annual Fund Operating
 Expenses(7)(8)(9)...................   2.51%        4.45%     2.74%     1.52%     1.31%         0.97%        1.94%        3.33%
Fee Waivers/Reimbursements...........   0.41%        1.70%     0.00%     0.00%     0.00%         0.00%        0.00%        0.58%
Net Expenses.........................   2.10%        2.75%     2.74%     1.52%     1.31%         0.97%        1.94%        2.75%

                                                                                   BUYING FUND
                                          BUYING FUND                          PRO FORMA COMBINED
                                        (AS OF 5/31/03)                          (AS OF 5/31/03)
                                       ------------------   ---------------------------------------------------------
                                                 INVESTOR                                    INVESTOR   INSTITUTIONAL
                                       CLASS C    CLASS     CLASS A      CLASS B   CLASS C    CLASS         CLASS
                                       SHARES     SHARES    SHARES       SHARES    SHARES     SHARES       SHARES
                                       -------   --------   -------      -------   -------   --------   -------------
SHAREHOLDER FEES (fees paid directly
 from your investment)
Maximum Sales Charge (Load) Imposed
 on Purchases (as a percentage of
 offering price).....................    None      None      5.50%         None      None      None          None
Maximum Deferred Sales Charge
 (Load)(1)...........................   1.00%      None       None(2)(3)  5.00%     1.00%      None          None
ANNUAL FUND OPERATING EXPENSES(5)
 (expenses that are deducted from
 fund assets)
Management Fees......................   0.71%     0.71%      0.62%        0.62%     0.62%     0.62%         0.62%
Distribution and/or Service (12b-1)
 Fees(6).............................   1.00%     0.25%      0.35%        1.00%     1.00%     0.25%          None
Other Expenses.......................   1.78%     0.54%      0.52%        1.15%     1.29%     0.52%         0.40%
Total Annual Fund Operating
 Expenses(7)(8)(9)...................   3.49%     1.50%      1.49%        2.77%     2.91%     1.39%         1.02%
Fee Waivers/Reimbursements...........   0.74%     0.00%      0.00%        0.02%     0.16%     0.00%         0.00%
Net Expenses.........................   2.75%     1.50%      1.49%        2.75%     2.75%     1.39%         1.02%

---------------

(1) For Selling Fund, calculated as a percentage of original purchase price or redemption proceeds, whichever is less. For Buying Fund and Buying Fund Pro Forma Combined, calculated as a percentage of original purchase price.

(2) If you buy $1,000,000 or more of Class A shares and redeem those shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(3) For qualified plans investing in Class A shares, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within 12 months from the initial deposit in the plan's INVESCO account.

(4) For qualified plans investing in Class K shares, you may pay a CDSC of 0.70% on your Class K shares if the plan is redeemed within 12 months from initial deposit in the plan's INVESCO account.

(5) There is no guarantee that actual expenses will be the same as those shown in the table.

(6) Because each class pays a 12b-1 distribution and service fee which is based upon each class's assets, if you own shares for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

(7) INVESCO has contractually agreed to waive fees and bear any expenses on Selling Fund through April 30, 2004 to limit Total Annual Operating Expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and increases in expenses due to expense offset arrangements, if any) to 2.10%, 2.75%, 2.75% and 2.20% on Class A, Class B, Class C and Class K shares, respectively. INVESCO has also voluntarily agreed to limit Total Annual Operating Expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and increases in expenses due to expense offset arrangements, if any) to 1.35%, 2.00%, 2.00%, 1.45%, 1.25% and 1.00% on
    Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares, respectively. The voluntary expense limitations cannot be revoked by INVESCO prior to May 2004.

(8) INVESCO has contractually agreed to waive fees and bear any expenses on Buying Fund through April 30, 2004 to limit Total Annual Operating Expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and increases in expenses due to expense offset arrangements, if any) to 2.10%, 2.75% and 2.75% on Class A, Class B and Class C shares, respectively. INVESCO has also voluntarily agreed to limit Total Annual Operating Expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and increases in expenses due to expense offset arrangements, if any) to 1.34%, 1.99%, 1.99% and 1.24% on Class A, Class B, Class C and Investor Class shares, respectively. Further, the voluntary expense limitation for Institutional Class shares will be 0.99% upon the closing of the reorganization. The voluntary expense limitations cannot be revoked by INVESCO prior to May 2004.

(9) INVESCO is entitled to reimbursement from the classes for fees and expenses absorbed pursuant to voluntary and contractual limitation commitments between INVESCO and both Selling Fund and Buying Fund if such reimbursement does not cause a class to exceed expense limitations and the reimbursement is made within three years after INVESCO incurred the expense.

EXPENSE EXAMPLE

     This Example is intended to help you compare the costs of investing in different classes of Selling Fund and Buying Fund with the cost of investing in other mutual funds. Pro Forma Combined costs of investing in different classes of Buying Fund giving effect to the reorganization of Selling Fund into Buying Fund are also provided. All costs are based upon the information set forth in the Fee Table above.

     The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay both if you redeem all of your shares at the end of those periods and if you do not redeem your shares. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. The Example reflects fee waivers and/or expense reimbursements that are contractual, if any, but does not reflect voluntary fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed on a voluntary basis, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                              ONE    THREE     FIVE     TEN
                                                              YEAR   YEARS    YEARS    YEARS
                                                              ----   ------   ------   ------
SELLING FUND
Class A shares(1)
  Assuming complete redemption at end of period.............  $751   $1,213   $1,740   $3,179
  Assuming no redemption....................................  $751   $1,213   $1,740   $3,179
Class B shares
  Assuming complete redemption at end of period(2)(3).......  $778   $1,329   $2,170   $3,956
  Assuming no redemption(3).................................  $278   $1,029   $1,970   $3,956
Class C shares
  Assuming complete redemption at end of period(2)..........  $377   $  850   $1,450   $3,070
  Assuming no redemption....................................  $277   $  850   $1,450   $3,070
Class K shares
  Assuming complete redemption at end of period.............  $155   $  480   $  829   $1,813
  Assuming no redemption....................................  $155   $  480   $  829   $1,813
Investor Class shares
  Assuming complete redemption at end of period.............  $133   $  415   $  718   $1,579
  Assuming no redemption....................................  $133   $  415   $  718   $1,579
Institutional Class shares
  Assuming complete redemption at end of period.............  $ 99   $  309   $  536   $1,190
  Assuming no redemption....................................  $ 99   $  309   $  536   $1,190
BUYING FUND
Class A shares(1)
  Assuming complete redemption at end of period.............  $736   $1,126   $1,539   $2,690
  Assuming no redemption....................................  $736   $1,126   $1,539   $2,690
Class B shares
  Assuming complete redemption at end of period(2)(3).......  $778   $1,214   $1,833   $3,221
  Assuming no redemption(3).................................  $278   $  914   $1,633   $3,221
Class C shares
  Assuming complete redemption at end of period(2)..........  $378   $  930   $1,682   $3,664
  Assuming no redemption....................................  $278   $  930   $1,682   $3,664
Investor Class Shares
  Assuming complete redemption at end of period.............  $153   $  474   $  818   $1,791
  Assuming no redemption....................................  $153   $  474   $  818   $1,791
BUYING FUND -- PRO FORMA COMBINED
Class A shares(1)
  Assuming complete redemption at end of period.............  $693   $  995   $1,318   $2,232
  Assuming no redemption....................................  $693   $  995   $1,318   $2,232

                                                              ONE    THREE     FIVE     TEN
                                                              YEAR   YEARS    YEARS    YEARS
                                                              ----   ------   ------   ------
Class B shares
  Assuming complete redemption at end of period(2)(3).......  $778   $1,155   $1,661   $2,789
  Assuming no redemption(3).................................  $278   $  855   $1,461   $2,789
Class C shares
  Assuming complete redemption at end of period(2)..........  $378   $  870   $1,504   $3,209
  Assuming no redemption....................................  $278   $  870   $1,504   $3,209
Investor Class shares
  Assuming complete redemption at end of period.............  $142   $  440   $  761   $1,669
  Assuming no redemption....................................  $142   $  440   $  761   $1,669
Institutional Class shares
  Assuming complete redemption at end of period.............  $104   $  325   $  563   $1,248
  Assuming no redemption....................................  $104   $  325   $  563   $1,248

---------------

(1) Assumes payment of maximum sales charge by the investor.

(2) Assumes payment of the applicable CDSC.

(3) Assumes conversion of Class B shares to Class A shares at the end of the eighth year.

     THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. SELLING FUND'S AND BUYING FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT SELLING FUND'S OR BUYING FUND'S PROJECTED OR ACTUAL PERFORMANCE.

     THE ACTUAL EXPENSES ATTRIBUTABLE TO EACH CLASS OF A FUND'S SHARES WILL DEPEND UPON, AMONG OTHER THINGS, THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A FUND INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

                                   EXHIBIT D

                          DIRECTOR COMPENSATION TABLE

     Set forth below is information regarding compensation paid or accrued for each continuing director of Company who was not affiliated with INVESCO during the year ended December 31, 2002.

                                 AGGREGATE      RETIREMENT BENEFITS   ESTIMATED ANNUAL   TOTAL COMPENSATION
                               COMPENSATION         ACCRUED BY         BENEFITS UPON      FROM ALL INVESCO
NAME OF DIRECTOR              FROM COMPANY(1)       COMPANY(2)         RETIREMENT(3)          FUNDS(4)
----------------              ---------------   -------------------   ----------------   ------------------
Bob R. Baker................      $27,113               $0                $34,000             $138,000
James T. Bunch..............       23,063                0                      0             $124,625
Gerald J. Lewis.............       22,363                0                      0             $116,500
Larry Soll, Ph.D............       23,529                0                      0             $126,000

---------------

(1) The vice chairman of the Board, the chairs of certain of your Fund's committees who are independent directors, and the members of your Fund's committees who are independent directors each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors. Amounts shown are based on the fiscal year ended May 31, 2003.

(2) Represents estimated benefits accrued with respect to the current Retirement Plan and Deferred Retirement Plan Account Agreement, and not compensation deferred at the election of the directors. Amounts shown are based on the fiscal year ended May 31, 2003.

(3) These amounts represent the estimated annual benefits payable by the ten INVESCO Funds upon the directors' retirement under the current Retirement Plan and Deferred Retirement Plan Account Agreement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72. With the exception of Messrs. Bunch and Lewis, each of these directors has served as a director of one or more of the INVESCO Funds for the minimum five-year period required to be eligible to participate in the current Retirement Plan.

(4) All continuing directors currently serve as directors of ten registered investment companies advised by INVESCO.

                                   EXHIBIT E

                              OFFICERS OF COMPANY

     The following table provides information with respect to the current officers of Company. Each officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of Company is 4350 South Monaco Street, Denver, Colorado 80237.

NAME, YEAR OF BIRTH AND POSITION(S) HELD  OFFICER
              WITH COMPANY                 SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------------------  -------   ---------------------------------------------------
Mark H. Williamson - 1951                  1998     Director, President and Chief Executive Officer,
Chairman of the Board                               A I M Management Group Inc.; Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director, A I M Distributors,
                                                    Inc. (registered broker dealer); and Chief
                                                    Executive Officer of the AIM Division of AMVESCAP
                                                    PLC (2003-present); formerly, Chief Executive
                                                    Officer, Managed Products Division, AMVESCAP PLC
                                                    (2001-2002); Chairman of the Board (1998-2002),
                                                    President (1998-2002) and Chief Executive Officer
                                                    (1998-2002) of INVESCO Funds Group, Inc.
                                                    (registered investment advisor) and INVESCO
                                                    Distributors, Inc. (registered broker dealer);
                                                    Chief Operating Officer and Chairman of the Board
                                                    of INVESCO Global Health Sciences Fund; Chairman
                                                    and Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of NationsBanc
                                                    Investments, Inc.
Raymond R. Cunningham - 1951               2001     President (2001-present) and Chief Executive
President and Chief Executive Officer               Officer (2003-present) of INVESCO Funds Group,
                                                    Inc.; Chairman of the Board (2003-present) and
                                                    President (2003-present) of INVESCO Distributors,
                                                    Inc.; formerly, Chief Operating Officer (2001-2003)
                                                    and Senior Vice President (1999-2002) of INVESCO
                                                    Funds Group, Inc. and INVESCO Distributors, Inc.;
                                                    and Senior Vice President of GT Global -- North
                                                    America (1992-1998).
Glen A. Payne - 1947                       1989     Senior Vice President, General Counsel and
Secretary                                           Secretary of INVESCO Funds Group, Inc.; Senior Vice
                                                    President, Secretary and General Counsel of INVESCO
                                                    Distributors, Inc.; formerly, Secretary of INVESCO
                                                    Global Health Sciences Fund; General Counsel of
                                                    INVESCO Trust Company (1989-1998); and employee of
                                                    the Securities and Exchange Commission, Washington,
                                                    DC (1973-1989).
Ronald L. Grooms - 1946                    1988     Senior Vice President and Treasurer of INVESCO
Chief Accounting Officer, Chief                     Funds Group, Inc.; and Senior Vice President and
Financial Officer and Treasurer                     Treasurer of INVESCO Distributors, Inc.; formerly,
                                                    Treasurer and Principal Financial and Accounting
                                                    Officer of INVESCO Global Health Sciences Fund; and
                                                    Senior Vice President and Treasurer of INVESCO
                                                    Trust Company (1988-1998).
William J. Galvin, Jr. - 1956              1992     Senior Vice President and Assistant Secretary
Assistant Secretary                                 INVESCO Funds Group, Inc.; and Senior Vice
                                                    President and Assistant Secretary of INVESCO
                                                    Distributors, Inc.; formerly, Trust Officer of
                                                    INVESCO Trust Company (1995-1998).

NAME, YEAR OF BIRTH AND POSITION(S) HELD  OFFICER
              WITH COMPANY                 SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------------------  -------   ---------------------------------------------------
Pamela J. Piro - 1960                      1999     Vice President and Assistant Treasurer of INVESCO
Assistant Treasurer                                 Funds Group, Inc.; and Assistant Treasurer of
                                                    INVESCO Distributors, Inc.; formerly, Assistant
                                                    Vice President (1996-1997).
Tane T. Tyler -- 1965                      2002     Vice President and Assistant General Counsel of
Assistant Secretary                                 INVESCO Funds Group, Inc.

                                   EXHIBIT F

                        SECURITY OWNERSHIP OF MANAGEMENT

     To the best knowledge of Company, the following table sets forth certain information regarding the ownership as of July 25, 2003 of the shares of common stock of each class of each series portfolio of Company by the directors, nominees, and current executive officers of Company:

                                                                                   NUMBER OF SHARES
                                                                                OWNED BENEFICIALLY AND
                                                            SERIES AND CLASS     PERCENTAGE OF CLASS*
                                                            ----------------   ------------------------
Bob R. Baker..............................................
Sueann Ambron.............................................
Victor L. Andrews.........................................
Lawrence H. Budner........................................
James T. Bunch............................................
Raymond R. Cunningham.....................................
Richard W. Healey.........................................
Gerald J. Lewis...........................................
John W. McIntyre..........................................
Larry Soll, Ph.D. ........................................
Mark H. Williamson........................................
Frank S. Bayley...........................................
Bruce L. Crockett.........................................
Albert R. Dowden..........................................
Edward K. Dunn, Jr. ......................................
Jack M. Fields............................................
Carl Frischling...........................................
Robert H. Graham..........................................
Prema Mathai-Davis........................................
Lewis F. Pennock..........................................
Ruth H. Quigley...........................................
Louis S. Sklar............................................
Glen A. Payne.............................................
Ronald L. Grooms..........................................
William J. Galvin, Jr. ...................................
Pamela J. Piro............................................
Tane T. Tyler.............................................

---------------

* To the best knowledge of Company, the ownership of shares of each series portfolio of Company by current directors, nominees, and current executive officers of Company as a group constituted less than 1% of each class of each series portfolio of Company as of July 25, 2003.

                                   EXHIBIT G

                       DIRECTOR OWNERSHIP OF FUND SHARES

     Set forth below is the dollar range of equity securities beneficially owned by each continuing director and nominee as of December 31, 2002 (i) in your Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the director within the INVESCO Funds complex:

                                                           AGGREGATE DOLLAR RANGE OF
                                                            EQUITY SECURITIES IN ALL
                                                             REGISTERED INVESTMENT
                                                             COMPANIES OVERSEEN BY
                                  DOLLAR RANGE OF EQUITY    DIRECTOR IN THE INVESCO
        NAME OF DIRECTOR          SECURITIES IN YOUR FUND        FUNDS COMPLEX
        ----------------          -----------------------  --------------------------
INDEPENDENT DIRECTORS
Bob R. Baker....................       $1 - $10,000             $10,001-$ 50,000
James T. Bunch..................       $1 - $10,000             $50,001-$100,000
Gerald J. Lewis.................       $1 - $10,000             $50,001-$100,000
Larry Soll, Ph.D................       $1 - $10,000                Over $100,000

INTERESTED DIRECTOR
Mark H. Williamson..............           None                    Over $100,000

INDEPENDENT NOMINEES
Frank S. Bayley.................           None                    None
Bruce L. Crockett...............           None                    None
Albert R. Dowden................           None                    None
Edward K. Dunn..................           None                    None
Jack M. Fields..................           None                    None
Carl Frischling.................           None                    None
Prema Mathai-Davis..............           None                    None
Lewis F. Pennock................           None                    None
Ruth H. Quigley.................           None                    None
Louis S. Sklar..................           None                    None

NOMINEE WHO WILL BE INTERESTED
Robert H. Graham................           None                    None

                                   EXHIBIT H

                  PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                              A I M ADVISORS, INC.

     The following table provides information with respect to the principal executive officer and the directors of A I M Advisors, Inc. ("AIM"). The business address of the principal executive officer and the directors of AIM is 11 Greenway Plaza, Suite 100, Houston, TX 77046.

NAME AND ADDRESS           POSITION WITH AIM                  PRINCIPAL OCCUPATION
----------------      ---------------------------   ----------------------------------------
Mark H. Williamson    Director, Chairman and        See director table under Proposal 2
                      President
Kevin M. Carome       Director, Senior Vice         Director, Senior Vice President,
                      President, General Counsel    Secretary and General Counsel, A I M
                      and Secretary                 Management Group Inc.; Vice President,
                                                    A I M Capital Management, Inc., A I M
                                                    Distributors, Inc. and A I M Fund
                                                    Services, Inc., and Director, Vice
                                                    President and General Counsel, Fund
                                                    Management Company
Gary T. Crum          Director and Senior Vice      Chairman, Director and Director of
                      President                     Investments, A I M Capital Management,
                                                    Inc.; Director and Executive Vice
                                                    President, A I M Management Group Inc.;
                                                    Director, A I M Distributors, Inc. and
                                                    AMVESCAP PLC
Dawn M. Hawley        Director, Senior Vice         Director, Senior Vice President and
                      President and Chief           Chief Financial Officer, A I M
                      Financial Officer             Management Group Inc.; Vice President
                                                    and Treasurer, A I M Capital Management,
                                                    Inc. and A I M Distributors, Inc.;
                                                    Director, Vice President and Chief
                                                    Financial Officer, A I M Fund Services,
                                                    Inc.; and Vice President and Chief
                                                    Financial Officer, Fund Management
                                                    Company

                                   EXHIBIT I

                   COMPENSATION TO INVESCO FUNDS GROUP, INC.

     Company pays INVESCO Funds Group, Inc., out of the assets of your Fund, as full compensation for all services rendered, an advisory fee for your Fund set forth below. Such fee shall be calculated by applying the following annual rate to the average daily net assets of your Fund for the calendar year, computed in the manner used for the determination of the net asset value of shares of your Fund.

                                                           NET FEES PAID TO
                                      TOTAL NET ASSETS       INVESCO FUNDS      FEE WAIVERS OR EXPENSE
                                        FOR THE MOST      GROUP, INC. FOR THE   REIMBURSEMENTS FOR THE
                                     RECENTLY COMPLETED      MOST RECENTLY          MOST RECENTLY
            ANNUAL RATE               FISCAL PERIOD OR     COMPLETED FISCAL        COMPLETED FISCAL
(BASED ON AVERAGE DAILY NET ASSETS)         YEAR            PERIOD OR YEAR          PERIOD OR YEAR
-----------------------------------  ------------------   -------------------   ----------------------
0.60% of the first $350 million;        $811,095,776          $4,312,404               $352,585
0.55% of the next $350 million;
0.50% from $700 million;
0.45% from $2 billion;
0.40% from $4 billion;
0.375% from $6 billion;
0.35% from $8 billion

                                   EXHIBIT J

FEES PAID TO INVESCO FUNDS GROUP, INC. AND AFFILIATES IN MOST RECENT FISCAL YEAR

     The following chart sets forth the non-advisory fees paid by your Fund during its most recently completed fiscal year to INVESCO Funds Group, Inc. and to affiliates of INVESCO Funds Group, Inc.

                                                                            INVESCO               INVESCO
             NAME OF FUND                (ADMINISTRATIVE SERVICES)*   DISTRIBUTORS, INC.**   (TRANSFER AGENCY)
             ------------                --------------------------   --------------------   -----------------
INVESCO Balanced Fund..................           $382,599                  $592,443            $3,057,647

---------------

 * Fees paid to INVESCO for administrative services for the prior fiscal year were paid pursuant to an agreement other than the advisory agreement.

** Net amount received from Rule 12b-1 fees. Excluded are amounts reallowed to broker-dealers, agents and other service providers.

                                   EXHIBIT K

                   ADVISORY FEE SCHEDULES FOR OTHER AIM FUNDS

     The following table provides information with respect to the annual advisory fee rates paid to A I M Advisors, Inc. by certain funds that have a similar investment objective as your Fund.

                                                                     TOTAL NET
                                                                   ASSETS FOR THE
                                                                   MOST RECENTLY    FEE WAIVER, EXPENSE LIMITATIONS
                                                                     COMPLETED       AND/OR EXPENSE REIMBURSEMENTS
                                         ANNUAL RATE               FISCAL PERIOD    FOR THE MOST RECENTLY COMPLETED
NAME OF FUND                 (BASED ON AVERAGE DAILY NET ASSETS)      OR YEAR            FISCAL PERIOD OR YEAR
------------                 -----------------------------------   --------------   -------------------------------
AIM Global Utilities Fund    0.60% of the first $200 million;       $157,083,619    Waive 0.02% of advisory fee on
                             0.50% of the next $300 million;                        average net assets
                             0.40% of the next $500 million;
                             0.30% of the excess over $1 billion
AIM International Core       1.00%                                  $ 90,235,884    N/A
  Equity Fund
AIM Real Estate Fund         0.90%                                  $193,700,806    N/A
AIM V.I. Global Utilities    0.65% of the first $250 million;       $ 21,034,499    Waive advisory fees to extent
  Fund                       0.60% of the excess over $250                          necessary to limit expenses
                             million                                                (excluding Rule 12b-1 plan
                                                                                    fees, if any, interest, taxes,
                                                                                    dividend expense on short
                                                                                    sales, extraordinary items and
                                                                                    increases in expenses due to
                                                                                    expense offset arrangements, if
                                                                                    any) of each Series to 1.30%

                                   EXHIBIT L

                 PROPOSED COMPENSATION TO A I M ADVISORS, INC.

     The following table provides information with respect to the annual advisory fee rates proposed to be paid to A I M Advisors, Inc. by your Fund under the proposed advisory agreement.

                                                               ANNUAL RATE
NET ASSETS                                         (BASED ON AVERAGE DAILY NET ASSETS)
----------                                         -----------------------------------
First $350 Million                                                 0.60%
Next $350 Million                                                  0.55%
From $700 Million                                                  0.50%
From $2 Billion                                                    0.45%
From $4 Billion                                                    0.40%
From $6 Billion                                                   0.375%
From $8 Billion                                                    0.35%

                                   EXHIBIT M

                  PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                       INVESCO INSTITUTIONAL (N.A.), INC.

     The following table provides information with respect to the principal executive officer and the directors of INVESCO Institutional (N.A.), Inc., all of whose business address is 1360 Peachtree Street, Atlanta, Georgia 30309.

NAME AND ADDRESS        POSITION WITH INVESCO INSTITUTIONAL (N.A.), INC.          PRINCIPAL OCCUPATION
----------------        ------------------------------------------------          --------------------
John D. Rogers          Director, Chairman, President and Chief           Chief Executive Officer, AMVESCAP
                        Executive Officer                                 PLC -- INVESCO Division
David A. Hartley        Director and Chief Financial Officer              Chief Financial Officer, INVESCO
                                                                          Division

                                   EXHIBIT N

          PROPOSED COMPENSATION TO INVESCO INSTITUTIONAL (N.A.), INC.

     AIM proposes to pay INVESCO Institutional (N.A.), Inc., as full compensation for all investment advisory services rendered to your Fund, a sub-advisory fee. Such fee shall be computed daily and paid monthly, at the rate of 40% of AIM's compensation on the sub-advised assets per year, on or before the last day of the next succeeding calendar month.

                                   EXHIBIT O

 ADVISORY FEE RATES FOR OTHER INVESCO INSTITUTIONAL (N.A.), INC. ADVISED FUNDS

     The following table provides information with respect to the annual advisory fee rates paid to INVESCO Institutional (N.A.), Inc. by certain funds that have a similar investment objective as your Fund.

                                   EXHIBIT P

          SHARES OUTSTANDING OF EACH CLASS OF YOUR FUND ON RECORD DATE

     As of July 25, 2003, there were the following number of shares outstanding of each class of your Fund:

CLASS A SHARES

     30,938.05

CLASS B SHARES

     20,909.12

CLASS C SHARES

     191,999.72

CLASS K SHARES

     582,602.23

INVESTOR CLASS SHARES

     40,713,671.77

                                   EXHIBIT Q

                        OWNERSHIP OF SHARES OF YOUR FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of July 25, 2003, to the best knowledge of Company owned 5% or more of any class of the outstanding shares of your Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of your Fund is presumed to "control" your Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                                                                    NUMBER OF SHARES   PERCENT OWNED OF
NAME AND ADDRESS                                  CLASS OF SHARES        OWNED             RECORD*
----------------                                  ---------------   ----------------   ----------------
Charles Schwab & Co. Inc........................     Investor        4,611,596.56           11.33%
  Special Custody Acct. for the Exclusive
  Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
State Street Bank & Trust Co. Cust..............     Investor        3,761,230.85            9.24%
  State of Michigan 401K Plan
  105 Rosemont Rd.
  Westwood, MA 02090-2318
FIIOC Agent.....................................     Investor        2,143,512.08            5.26%
  Employee Benefit Plans
  100 Magellan Way KW1C
  Covington, KY 41015-1987
Charles Schwab & Co. Inc. ......................      Class A            7,341.80           23.73%
  Special Custody Acct. for the Exclusive
  Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
Raymond James & Assoc. Inc. ....................      Class A            3,408.53           11.02%
  FBO Parker P/S
  880 Carillon Pkwy.
  St. Petersburg, FL 33716-1100
Raymond James & Assoc. Inc. ....................      Class A            1,681.97            5.44%
  FBO Balmer IRA
  880 Carillon Pkwy.
  St. Petersburg, FL 33716-1100
UBS Financial Services Inc. ....................      Class B            3,244.64           15.52%
  UBS PaineWebber CDN FBO
  Eugene L. Goldberg, M.D.
  P.O. Box 3321
  Weehawken, NJ 07086-8154
Merrill Lynch...................................      Class B            2,014.88            9.64%
  4800 Deer Lake Drive East
  Jacksonville, FL 32246-6486
A.G. Edwards & Sons Inc. C/F....................      Class B            1,659.44            7.94%
  Richard C. Fichter R/O
  12009 Avery Ln.
  Bridgeton, MO 63044-3530

                                                                    NUMBER OF SHARES   PERCENT OWNED OF
NAME AND ADDRESS                                  CLASS OF SHARES        OWNED             RECORD*
----------------                                  ---------------   ----------------   ----------------
A.G. Edwards & Sons Inc. C/F....................      Class B            1,562.59            7.47%
  Sandra L. Babor IRA R/O
  10440 Decker Ave.
  Overland, MO 63114-1433
Elements/Jill Schwartz Inc......................      Class B            1,492.34            7.14%
  401K Plan Employee
  Jill Schwartz
  P.O. Box 461
  S. Egremont, MA 01258-0461
Dean Witter for the Benefit of Baltimore Fire
  Officers Assoc. ..............................      Class B            1,094.72            5.24%
  P.O. Box 250
  Church Street Station
  New York, NY 10008-0250
Saxon & Co. ....................................      Class K          553,878.72           95.07%
  P.O. Box 7780-1888
  Philadelphia, PA 19182-0001

---------------

* Company has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                   EXHIBIT R

                       OWNERSHIP OF SHARES OF BUYING FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of July 25, 2003, to the best knowledge of Company owned 5% or more of any class of the outstanding shares of Buying Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of Buying Fund is presumed to "control" Buying Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                                                                    NUMBER OF SHARES   PERCENT OWNED OF
NAME AND ADDRESS                                  CLASS OF SHARES        OWNED             RECORD*
----------------                                  ---------------   ----------------   ----------------
Charles Schwab & Co. Inc........................     Investor        4,762,107.92           13.16%
  Special Custody Acct. for the Exclusive
     Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
Minnesota State.................................     Investor        3,915,916.24           10.82%
  Deferred Compensation Plan TR
  State of Minnesota
  c/o Great West Recordkeeper
  8515 E. Orchard Rd. #2T2
  Englewood, CO 80111-5037
American Express Trust TR.......................     Investor        3,781,341.33           10.45%
  American Express Trust
  Retirement Services Plans
  Attn. Chris Hunt
  P.O. Box 534
  Minneapolis, MN 55440-0534
FIIOC Agent.....................................     Investor        2,778,020.85            7.68%
  Employee Benefit Plans
  100 Magellan Way KW1C
  Covington, KY 41015-1987
Prudential Securities Inc. .....................      Class A            5,040.48           22.71%
  Attn: Mutual Funds
  1 New York Plaza
  New York, NY 10004-1901
American Enterprise Investment Svcs.............      Class A            1,621.05            7.30%
  FBO 216410711
  P.O. Box 9446
  Minneapolis, MN 55440-9446
UBS Financial Services Inc. FBO.................      Class A            1,485.25            6.69%
  UBS-FINSVC CDN FBO
  Emilio Alonso
  P.O. Box 3321
  Weehawken, NJ 07086-8154
Charles Schwab & Co. Inc. ......................      Class A            1,443.66            6.50%
  Special Custody Acct. for the Exclusive
  Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122

                                                                    NUMBER OF SHARES   PERCENT OWNED OF
NAME AND ADDRESS                                  CLASS OF SHARES        OWNED             RECORD*
----------------                                  ---------------   ----------------   ----------------
American Enterprise Investment Svcs.............      Class A            1,297.46            5.85%
  FBO 220542661
  P.O. Box 9446
  Minneapolis, MN 55440-9446
Raymond James & Assoc. Inc. ....................      Class A            1,283.57            5.78%
  FBO Dharte Jr. IRA
  880 Carillon Pkwy.
  St. Petersburg, FL 33716-1100
American Enterprise Investment Svcs.............      Class A            1,191.56            5.37%
  FBO 198056391
  P.O. Box 9446
  Minneapolis, MN 55440-9446
American Enterprise Investment Svcs.............      Class A            1,138.43            5.13%
  FBO 222200321
  P.O. Box 9446
  Minneapolis, MN 55440-9446
Merrill Lynch...................................      Class B            3,891.50           14.27%
  4800 Deer Lake Drive East
  Jacksonville, FL 32246-6486
American Enterprise Investment Svcs.............      Class B            2,918.03           10.70%
  FBO 209998841
  P.O. Box 9446
  Minneapolis, MN 55440-9446
Juneau Volunteer Fire Department................      Class B            2,395.78            8.79%
  820 Glacier Ave.
  Juneau, AK 99801-1845
American Enterprise Investment Svcs.............      Class B            1,517.99            5.57%
  FBO 187786881
  P.O. Box 9446
  Minneapolis, MN 55440-9446
UBS Financial Services Inc. FBO.................      Class C            5,063.13           10.26%
  Sacred Heart Church
  Father Paul Manderfield
  P.O. Box 546
  Calumet, MI 49913-0546
AMVESCAP Natl TC Cust. Roth.....................      Class C            5,002.84           10.14%
  David E. Robertson
  2100 White River Blvd. #130
  Muncie, IN 47303-5241

---------------

* Company has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                                                      APPENDIX I

                             PLAN OF REORGANIZATION
                                      FOR
                             INVESCO BALANCED FUND,
                            A SEPARATE PORTFOLIO OF
                  INVESCO COMBINATION STOCK & BOND FUNDS, INC.
                                AUGUST 13, 2003

                               TABLE OF CONTENTS

                                                                                 PAGE
                                                                                 ----
ARTICLE 1  DEFINITIONS.........................................................   I-1
SECTION 1.1.       Definitions.................................................   I-1

ARTICLE 2  TRANSFER OF ASSETS..................................................   I-3
SECTION 2.1.       Reorganization of Selling Fund..............................   I-3
SECTION 2.2.       Computation of Net Asset Value..............................   I-4
SECTION 2.3.       Valuation Date..............................................   I-4
SECTION 2.4.       Delivery....................................................   I-4
SECTION 2.5.       Termination of Series.......................................   I-4
SECTION 2.6.       Issuance of Buying Fund Shares..............................   I-5
SECTION 2.7.       Investment Securities.......................................   I-5
SECTION 2.8.       Liabilities.................................................   I-5

ARTICLE 3  CONDITIONS PRECEDENT WITH RESPECT TO BUYING FUND....................   I-5
SECTION 3.1.       Registration and Regulation of Selling Fund.................   I-5
SECTION 3.2.       Selling Fund Financial Statements...........................   I-5
SECTION 3.3.       No Material Adverse Changes; Contingent Liabilities.........   I-6
SECTION 3.4.       Selling Fund Shares; Business Operations....................   I-6
SECTION 3.5.       Accountants.................................................   I-6
SECTION 3.6.       Binding Obligation..........................................   I-7
SECTION 3.7.       No Breaches or Defaults.....................................   I-7
SECTION 3.8.       Permits.....................................................   I-7
SECTION 3.9.       No Actions, Suits or Proceedings............................   I-7
SECTION 3.10.      Contracts...................................................   I-7
SECTION 3.11.      Properties and Assets.......................................   I-8
SECTION 3.12.      Taxes.......................................................   I-8
SECTION 3.13.      Benefit and Employment Obligations..........................   I-8
SECTION 3.14.      Voting Requirements.........................................   I-8
SECTION 3.15.      State Takeover Statutes.....................................   I-8
SECTION 3.16.      Books and Records...........................................   I-8
SECTION 3.17.      Prospectus and Statement of Additional Information..........   I-8
SECTION 3.18.      No Distribution.............................................   I-9
SECTION 3.19.      Liabilities of Selling Fund.................................   I-9
SECTION 3.20.      Shareholder Expenses........................................   I-9

ARTICLE 4  CONDITIONS PRECEDENT WITH RESPECT TO SELLING FUND...................   I-9
SECTION 4.1.       Registration and Regulation of Buying Fund..................   I-9
SECTION 4.2.       Buying Fund Financial Statements............................   I-9
SECTION 4.3.       No Material Adverse Changes; Contingent Liabilities.........   I-9
SECTION 4.4.       Registration of Buying Fund Shares..........................  I-10
SECTION 4.5.       Accountants.................................................  I-10
SECTION 4.6.       Binding Obligation..........................................  I-10
SECTION 4.7.       No Breaches or Defaults.....................................  I-10
SECTION 4.8.       Permits.....................................................  I-11

                                                                                 PAGE
                                                                                 ----
SECTION 4.9.       No Actions, Suits or Proceedings............................  I-11
SECTION 4.10.      Taxes.......................................................  I-11
SECTION 4.11.      Representations Concerning the Reorganization...............  I-11
SECTION 4.12.      Prospectus and Statement of Additional Information..........  I-12

ARTICLE 4A  CONDITIONS PRECEDENT WITH RESPECT TO EACH FUND.....................  I-12
SECTION 4A.1       No Governmental Actions.....................................  I-12
SECTION 4A.2       No Brokers..................................................  I-12
SECTION 4A.3       Value of Shares.............................................  I-12
SECTION 4A.4       Intercompany Indebtedness; Consideration....................  I-12
SECTION 4A.5       Authorizations or Consents..................................  I-13
SECTION 4A.6       No Bankruptcy Proceedings...................................  I-13

ARTICLE 5  COVENANTS...........................................................  I-13
SECTION 5.1.       Conduct of Business.........................................  I-13
SECTION 5.2.       Expenses....................................................  I-13
SECTION 5.3.       Consents, Approvals and Filings.............................  I-13
SECTION 5.4.       Submission of Plan to Shareholders..........................  I-13

ARTICLE 6  FURTHER CONDITIONS PRECEDENT TO THE REORGANIZATION..................  I-14
SECTION 6.1.       Further Conditions Precedent with respect to Both Funds.....  I-14

ARTICLE 7  TERMINATION OF AGREEMENT............................................  I-15
SECTION 7.1.       Termination.................................................  I-15
SECTION 7.2.       Survival After Termination..................................  I-15

ARTICLE 8  MISCELLANEOUS.......................................................  I-15
SECTION 8.1.       Governing Law...............................................  I-15
SECTION 8.2.       Binding Effect, Persons Benefiting..........................  I-15
SECTION 8.3.       Miscellaneous Obligations...................................  I-15
SECTION 8.4.       Amendments..................................................  I-15
SECTION 8.5.       Interpretation..............................................  I-15
SECTION 8.6.       Successors and Assigns; Assignment..........................  I-16


Exhibit A          Excluded Liabilities of Selling Fund
Schedule 2.1       Classes of Shares of Selling Fund and Corresponding
                   Classes of Shares of Buying Fund
Schedule 3.3       Certain Contingent Liabilities of Selling Fund
Schedule 3.4(d)    Permitted Restructurings and Redomestications of Funds
Schedule 4.3       Certain Contingent Liabilities of Buying Fund
Schedule 4.4(a)    Classes of Shares of Buying Fund and Number of Shares of
                   Each Class Corporation is Authorized to Issue
Schedule 5.1       Permitted Combinations of Funds
Schedule 6.1(j)    Tax Opinions

                             PLAN OF REORGANIZATION

     PLAN OF REORGANIZATION, dated as of August 13, 2003 (this "Plan"), is adopted by INVESCO Combination Stock & Bond Funds, Inc., a Maryland corporation ("Corporation"), acting on behalf of INVESCO Balanced Fund ("Selling Fund") and INVESCO Total Return Fund ("Buying Fund"), each a separate series of Corporation. INVESCO Funds Group, Inc., a Delaware corporation, has executed this Plan to confirm its agreement with Section 6.1(d) of this Plan.

                                   WITNESSETH

     WHEREAS, Corporation is a management investment company registered with the SEC (as defined below) under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Selling Fund, Buying Fund and INVESCO Core Equity Fund, for sale to the public; and

     WHEREAS, Investment Adviser (as defined below) provides investment advisory services to Corporation; and

     WHEREAS, Selling Fund desires to provide for its reorganization through the transfer of all of its assets to Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities (as defined below) of Selling Fund and the issuance by Corporation of shares of Buying Fund in the manner set forth in this Plan; and

     WHEREAS, this Plan is intended to be and is adopted by Corporation as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the Code (as defined below); and

     WHEREAS, Corporation is duly organized, validly existing and in good standing under Applicable Law (as defined below), with all requisite corporate power and authority to adopt this Plan and perform its obligations hereunder.

     NOW, THEREFORE, Corporation hereby adopts the following:

                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.1. Definitions. For all purposes in this Plan, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

     "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

     "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

     "Applicable Law" means the applicable laws of the State of Maryland, including the Maryland General Corporation Law.

     "Auditors" means PricewaterhouseCoopers LLP.

     "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by Corporation on behalf of Selling Fund, or otherwise providing benefits to any current or former employee, officer or director of Corporation.

     "Buying Fund" means INVESCO Total Return Fund, a separate series of Corporation.

     "Buying Fund Financial Statements" means the audited financial statements of Buying Fund for the fiscal year ended May 31, 2003.

     "Buying Fund Shares" means shares of each class of Buying Fund issued pursuant to Section 2.6 of this Plan.

     "Closing" means the transfer of the assets of Selling Fund to Buying Fund, the assumption of all of Selling Fund's Liabilities by Buying Fund and the issuance of Buying Fund Shares directly to Selling Fund Shareholders as described in Section 2.1 of this Plan.

     "Closing Date" means November 3, 2003, or any other date Corporation determines.

     "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

     "Corporation" means INVESCO Combination Stock & Bond Funds, Inc., a Maryland corporation.

     "corresponding" means, when used with respect to a class of shares of either Fund, the classes of their shares set forth opposite each other on
Schedule 2.1.

     "Counsel" means Kirkpatrick & Lockhart LLP.

     "Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of each Fund.

     "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

     "Fund" means Buying Fund or Selling Fund.

     "Governing Documents" means the organic documents that govern the business and operations of Corporation and shall include its Charter and Bylaws.

     "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

     "Investment Adviser" means INVESCO Funds Group, Inc.

     "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

     "Liabilities" means all of the liabilities of any kind of Selling Fund, including without limitation all liabilities included in the calculation of the net asset value per share of each class of Selling Fund Shares on the Closing Date, but not including the excluded liabilities set forth on Exhibit A.

     "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

     "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

     "NYSE" means the New York Stock Exchange.

     "Permits" shall have the meaning set forth in Section 3.8 of this Plan.

     "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

     "Plan" means this Plan of Reorganization, together with all Exhibits and Schedules attached hereto and all amendments hereto and thereof.

     "Registration Statement" means the registration statement on Form N-1A of Corporation, as amended, 1940 Act Registration No. 811-08066.

     "Reorganization" means the acquisition of the assets of Selling Fund by Buying Fund in consideration of the assumption by Buying Fund of all of the Liabilities of Selling Fund and the issuance by Corporation of Buying Fund Shares directly to Selling Fund Shareholders as described in this Plan, and the termination of Selling Fund's status as a designated series of shares of Corporation.

     "Required Shareholder Vote" means the lesser of (a) the affirmative vote of 67% or more of the voting securities of Selling Fund present or represented by proxy at the Shareholders Meeting, if the holders of more than 50% of the outstanding voting securities of Selling Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of Selling Fund.

     "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

     "Selling Fund" means INVESCO Balanced Fund, a separate series of Corporation.

     "Selling Fund Financial Statements" means the audited financial statements of Selling Fund for the fiscal year ended May 31, 2003.

     "Selling Fund Shareholders" means the holders of record of the outstanding shares of each class of Selling Fund as of the close of regular trading on the NYSE on the Valuation Date.

     "Selling Fund Shares" means the outstanding shares of each class of Selling Fund.

     "Shareholders Meeting" means a meeting of the shareholders of Selling Fund convened in accordance with Applicable Law and the Governing Documents to consider and vote upon the approval of this Plan.

     "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

     "Termination Date" means December 31, 2003, or any other date Corporation determines.

     "Treasury Regulations" means the Federal income tax regulations adopted pursuant to the Code.

     "Valuation Date" shall have the meaning set forth in Section 2.2 of this Plan.

                                   ARTICLE 2

                               TRANSFER OF ASSETS

     SECTION 2.1. Reorganization of Selling Fund. At the Effective Time, all of the assets of Selling Fund shall be delivered to Custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities of Selling Fund and delivery by Corporation directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of Selling Fund of a number of shares of each corresponding class of Buying Fund, as set forth on Schedule 2.1 (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of Selling Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all Liens.

     SECTION 2.2.  Computation of Net Asset Value.

     (a) The net asset value per share of each class of Buying Fund Shares, and the value of the assets and the amount of the Liabilities of Selling Fund, shall, in each case, be determined as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date").

     (b) The net asset value per share of each class of Buying Fund Shares shall be computed in accordance with the policies and procedures of Buying Fund as described in the Registration Statement.

     (c) The value of the assets and the amount of the Liabilities of Selling Fund to be transferred to Buying Fund pursuant to this Plan shall be computed in accordance with the policies and procedures of Selling Fund as described in the Registration Statement.

     (d) Subject to Sections 2.2(b) and (c) above, all computations of value regarding the assets and Liabilities of Selling Fund and the net asset value per share of each class of Buying Fund Shares to be issued pursuant to this Plan shall be made by Corporation.

     SECTION 2.3. Valuation Date. The share transfer books of Selling Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Selling Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Selling Fund. Redemption requests thereafter received by Selling Fund shall be deemed to be redemption requests for Buying Fund Shares of the corresponding class (assuming that the transactions contemplated by this Plan have been consummated), to be distributed to Selling Fund Shareholders under this Plan.

     SECTION 2.4.  Delivery.

     (a) No later than three (3) business days preceding the Closing Date, Corporation shall instruct Custodian to transfer all assets held by Selling Fund to the account of Buying Fund maintained at Custodian. Such transfer of assets (which shall be treated for all purposes hereof as delivery thereof by Corporation on Selling Fund's behalf to Custodian for Buying Fund's account) shall be made on the Closing Date. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Selling Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Buying Fund at Custodian.

     (b) If, on the Closing Date, Corporation is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Selling Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Selling Fund or its broker, then Corporation shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Selling Fund has delivered to Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by Custodian, including brokers' confirmation slips.

     SECTION 2.5. Termination of Series. Following receipt of the Required Shareholder Vote and as soon as reasonably practicable after the Closing Date, the status of Selling Fund as a designated series of Corporation shall be terminated and Corporation shall redeem the outstanding shares of Selling Fund from

Selling Fund Shareholders in accordance with its Governing Documents and Applicable Law; provided, however, that the termination of Selling Fund as a designated series of Corporation and the redemption of the outstanding shares of Selling Fund shall not be required if the Reorganization shall not have been consummated.

     SECTION 2.6. Issuance of Buying Fund Shares. At the Effective Time, Selling Fund Shareholders holding shares of a class of Selling Fund shall be issued that number of full and fractional shares of the corresponding class of Buying Fund having a net asset value equal to the net asset value of such shares of such class of Selling Fund held by Selling Fund Shareholders on the Valuation Date. All issued and outstanding shares of Selling Fund shall thereupon be canceled on the books of Corporation. Corporation shall provide instructions to the transfer agent of Corporation with respect to the shares of each class of Buying Fund to be issued to Selling Fund Shareholders. Corporation shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. Corporation shall record on its books the ownership of the shares of each class of Buying Fund by Selling Fund Shareholders and shall forward a confirmation of such ownership to Selling Fund Shareholders. No redemption or repurchase of such shares credited to former Selling Fund Shareholders in respect of Selling Fund Shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to Corporation for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to Corporation.

     SECTION 2.7. Investment Securities. On or prior to the Valuation Date, Corporation shall prepare a list setting forth the securities Selling Fund then owns together with the respective Federal income tax bases thereof (including detailed tax basis accounting records for each security to be transferred pursuant to this Plan) and holding periods therefor. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to Buying Fund hereunder.

     SECTION 2.8. Liabilities. Selling Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                   ARTICLE 3

                CONDITIONS PRECEDENT WITH RESPECT TO BUYING FUND

     Corporation's obligations to implement this Plan on Buying Fund's behalf shall be subject to satisfaction of the following conditions on or before the Closing Date, any one or more of which Corporation may waive:

     SECTION 3.1. Registration and Regulation of Selling Fund. All Selling Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Corporation to revoke or rescind any such registration or qualification. Selling Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Selling Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Registration Statement. The value of the net assets of Selling Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Selling Fund and all purchases and redemptions of Selling Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 3.2. Selling Fund Financial Statements. The books of account and related records of Selling Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Selling Fund Financial

Statements present fairly in all material respects the financial position of Selling Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

     SECTION 3.3. No Material Adverse Changes; Contingent Liabilities. Since the date of the most recent financial statements included in the Selling Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Selling Fund or the status of Selling Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Selling Fund or occurring in the ordinary course of business of Selling Fund or Corporation. Except as set forth on Schedule 3.3, (a) there are no contingent liabilities of Selling Fund not disclosed in the Selling Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles and (b) no contingent liabilities of Selling Fund have arisen since the date of the most recent financial statements included in the Selling Fund Financial Statements which are required to be disclosed in accordance with those principles.

     SECTION 3.4.  Selling Fund Shares; Business Operations.

     (a) Selling Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

     (b) During the five-year period ending on the date of the Reorganization, neither Selling Fund nor any person related to Selling Fund (as defined in Section 1.368-1(e)(3) of the Treasury Regulations without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Selling Fund for consideration other than shares of Selling Fund, except for shares redeemed in the ordinary course of Selling Fund's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Selling Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Selling Fund on the Effective Date.

     (c) At the time of its Reorganization, Selling Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Selling Fund Shares, except for the right of investors to acquire Selling Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) From the date it commenced operations and ending on the Closing Date, Selling Fund will have conducted its historic business within the meaning of
Section 1.368-1(d)(2) of the Treasury Regulations in a substantially unchanged manner. In anticipation of its Reorganization, Selling Fund will not dispose of assets that, in the aggregate, will result in less than 50% of its historic business assets (within the meaning of Section 1.368-1(d)(3) of the Treasury Regulations) being transferred to Buying Fund; provided, however, that this
Section 3.4(d) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.4(d).

     (e) Corporation does not have, and has not had during the six (6) months prior to the date of this Plan, any employees, and shall not hire any employees from and after the date of this Plan through the Closing Date.

     SECTION 3.5. Accountants. Auditors, which have reported upon the Selling Fund Financial Statements for the fiscal year ended on the date of the most recent financial statements included in the Selling Fund Financial Statements, are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 3.6. Binding Obligation. This Plan has been duly adopted by Corporation on behalf of Selling Fund and, assuming this Plan has been duly approved by the shareholders of Selling Fund, constitutes the legal, valid and binding obligation of Corporation enforceable against Corporation in accordance with its terms from and with respect to the revenues and assets of Selling Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 3.7. No Breaches or Defaults. The adoption of this Plan by Corporation on behalf of Selling Fund and performance by Corporation of its obligations hereunder has been duly authorized by all necessary corporate action on the part of Corporation, other than approval by the shareholders of Selling Fund, and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Selling Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Corporation is a party or by which it may be bound and which relates to the assets of Selling Fund or to which any property of Selling Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Corporation or any property of Selling Fund.

     SECTION 3.8. Permits. Corporation has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Selling Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Corporation there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 3.9. No Actions, Suits or Proceedings. There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Corporation, threatened in writing or, if probable of assertion, orally, against Corporation affecting any property, asset, interest or right of Selling Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Selling Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Corporation's conduct of the business of Selling Fund affecting in any significant respect the conduct of such business. Corporation is not, and has not been, to the knowledge of Corporation, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Selling Fund.

     SECTION 3.10. Contracts. Corporation is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Selling Fund, by which the assets, business, or operations of Selling Fund may be bound or affected, or under which it or the assets, business or operations of Selling Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of Corporation there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     SECTION 3.11. Properties and Assets. Selling Fund has good and marketable title to all properties and assets reflected in the Selling Fund Financial Statements as owned by it, free and clear of all Liens, except as described in the Selling Fund Financial Statements.

     SECTION 3.12.  Taxes.

     (a) Selling Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Selling Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Selling Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Selling Fund for treatment as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Selling Fund arising by reason of undistributed investment company taxable income or net capital gain, Corporation will declare on or prior to the Valuation Date to the shareholders of Selling Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing
(A) all of Selling Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended May 31, 2003, and for the short taxable year beginning on June 1, 2003, and ending on the Closing Date and (B) all of Selling Fund's net capital gain recognized in its taxable year ended May 31, 2003, and in such short taxable year (after reduction for any capital loss carryover).

     (b) Selling Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Selling Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Selling Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Selling Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 3.13. Benefit and Employment Obligations. As of the Closing Date, Selling Fund will have no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and will have no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

     SECTION 3.14. Voting Requirements. The Required Shareholder Vote is the only vote of the holders of any class of shares of Selling Fund necessary to approve this Plan and, in connection therewith, the sale of all of Selling Fund's assets and the termination of Selling Fund as a designated series of Corporation.

     SECTION 3.15. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to this Plan or any of the transactions contemplated by this Plan.

     SECTION 3.16. Books and Records. The books and records of Corporation relating to Selling Fund, reflecting, among other things, the purchase and sale of Selling Fund Shares, the number of issued and outstanding shares owned by each Selling Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

     SECTION 3.17. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Selling Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 3.18. No Distribution. Buying Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Plan.

     SECTION 3.19. Liabilities of Selling Fund. The Liabilities of Selling Fund that are to be assumed by Buying Fund in connection with the Reorganization, or to which the assets of Selling Fund to be transferred in the Reorganization are subject, were incurred by Selling Fund in the ordinary course of its business. The fair market value of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets will be subject. The total adjusted basis of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets will be subject.

     SECTION 3.20. Shareholder Expenses. Selling Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

                                   ARTICLE 4

               CONDITIONS PRECEDENT WITH RESPECT TO SELLING FUND

     Corporation's obligations to implement this Plan on Selling Fund's behalf shall be subject to satisfaction of the following conditions on or before the Closing Date, any one or more of which Corporation may waive:

     SECTION 4.1. Registration and Regulation of Buying Fund. Buying Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Buying Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Registration Statement. The value of the net assets of Buying Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Buying Fund and all purchases and redemptions of Buying Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 4.2. Buying Fund Financial Statements. The books of account and related records of Buying Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Buying Fund Financial Statements present fairly in all material respects the financial position of Buying Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

     SECTION 4.3. No Material Adverse Changes; Contingent Liabilities. Since the date of the most recent financial statements included in the Buying Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Buying Fund or the status of Buying Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Buying Fund or occurring in the ordinary course of business of Buying Fund or Corporation. Except as set forth on Schedule 4.3, (a) there are no contingent liabilities of Buying Fund not disclosed in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles and (b) no contingent liabilities of Buying Fund have arisen since the date of the most recent financial statements included in the Buying Fund Financial Statements which are required to be disclosed in accordance with those principles.

     SECTION 4.4.  Registration of Buying Fund Shares.

     (a) Buying Fund currently has those classes of shares that are set forth on
Schedule 4.4(a). Under its Governing Documents, Corporation is authorized to issue the number of shares of each such class that is set forth on Schedule 4.4(a).

     (b) Buying Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of Corporation then in effect.

     (c) Buying Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Buying Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire shares of Buying Fund, except for the right of investors to acquire shares of Buying Fund at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus"), which forms a part of Corporation's Registration Statement on Form N-14, shall be furnished to the shareholders of Selling Fund entitled to vote at the Shareholders Meeting. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of Buying Fund, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by Corporation on Selling Fund's behalf for inclusion in the Combined Proxy Statement/Prospectus.

     (e) The shares of Buying Fund which have been or are being offered for sale (other than the Buying Fund Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Corporation to revoke or rescind any such registration or qualification.

     SECTION 4.5. Accountants. Auditors, which have reported upon the Buying Fund Financial Statements for the fiscal year ended on the date of the most recent financial statements included in the Buying Fund Financial Statements, are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 4.6. Binding Obligation. This Plan has been duly adopted by Corporation on behalf of Buying Fund and constitutes the legal, valid and binding obligation of Corporation enforceable against Corporation in accordance with its terms from and with respect to the revenues and assets of Buying Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court or law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 4.7. No Breaches or Defaults. The adoption of this Plan by Corporation on behalf of Buying Fund and performance by Corporation of its obligations hereunder have been duly authorized by all necessary corporate action on the part of Corporation and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Buying Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Corporation is a party or by which it may be bound and which relates to the assets of Buying Fund or to which any properties of Buying Fund may be subject;
(B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Corporation or any property of Buying Fund.

     SECTION 4.8. Permits. Corporation has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Buying Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Corporation there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 4.9. No Actions, Suits or Proceedings. There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Corporation, threatened in writing or, if probable of assertion, orally, against Corporation affecting any property, asset, interest or right of Buying Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Buying Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Corporation's conduct of the business of Buying Fund affecting in any significant respect the conduct of such business. Corporation is not, and has not been, to the knowledge of Corporation, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Buying Fund.

     SECTION 4.10.  Taxes.

     (a) Buying Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Buying Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Buying Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

     (b) Buying Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Buying Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Buying Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Buying Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 4.11.  Representations Concerning the Reorganization.

     (a) Corporation has no plan or intention to reacquire any Buying Fund Shares issued in the Reorganization, except to the extent that Buying Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

     (b) Buying Fund has no plan or intention to sell or otherwise dispose of any of the assets of Selling Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code; provided, however, that this Section 4.11(b) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.4(d).

     (c) Following the Reorganization, Buying Fund will continue an "historic business" of Selling Fund or use a significant portion of Selling Fund's "historic business assets" in a business. For purposes of this representation, the terms "historic business" and "historic business assets" shall have the meanings ascribed to them in Section 1.368-1(d) of the Treasury Regulations; provided, however, that this Section 4.11(c) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.4(d).

     (d) Prior to or in the Reorganization, neither Buying Fund nor any person related to Buying Fund (for purposes of this paragraph as defined in Section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Selling Fund with consideration other than shares of Buying Fund. There is no plan or intention by Buying Fund or any person related to Buying Fund to acquire or redeem any of the Buying Fund Shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of Buying Fund's business as an open-end investment company as required by the Investment Company Act.

     SECTION 4.12. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Buying Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                                   ARTICLE 4A

                 CONDITIONS PRECEDENT WITH RESPECT TO EACH FUND

     Corporation's obligations to implement this Plan on each Fund's behalf shall be subject to satisfaction of the following conditions on or before the Closing Date, any one or more of which Corporation may waive:

     SECTION 4A.1 No Governmental Actions. There is no pending action, suit or proceeding, nor, to the knowledge of Corporation, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Corporation before any Governmental Authority which questions the validity or legality of this Plan or of the transactions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     SECTION 4A.2 No Brokers. No broker, finder or similar intermediary has acted for or on behalf of Corporation in connection with this Plan or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Corporation or any action taken by it.

     SECTION 4A.3 Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal to the fair market value of the shares of each corresponding class of Selling Fund constructively surrendered in exchange therefor.

     SECTION 4A.4 Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization. The fair market value of the assets of Selling Fund transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.

     SECTION 4A.5 Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Plan, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Corporation in connection with the due adoption by Corporation of this Plan and the consummation by Corporation of the transactions contemplated hereby.

     SECTION 4A.6 No Bankruptcy Proceedings. Corporation is not, with respect to either Fund, under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

                                   ARTICLE 5

                                   COVENANTS

     SECTION 5.1. Conduct of Business. From the date of this Plan up to and including the Closing Date (or, if earlier, the date upon which this Plan is terminated pursuant to Article 7), Corporation shall conduct the business of each Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of each Fund in the ordinary course in all material respects; provided, however, that this Section 5.1 shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.4(d) or any of the combinations of funds set forth on Schedule 5.1.

     SECTION 5.2. Expenses. AMVESCAP PLC, on behalf of Investment Adviser, shall bear the costs and expenses incurred in connection with this Plan and the Reorganization and other transactions contemplated hereby; provided that any such expenses incurred by or on behalf of Buying Fund or Selling Fund shall not be reimbursed or paid for by another Person unless those expenses are solely and directly related to the Reorganization.

     SECTION 5.3. Consents, Approvals and Filings. Corporation shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Maryland General Corporation Law, the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Plan. In addition, Corporation shall use its reasonable best efforts (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Corporation shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

     SECTION 5.4. Submission of Plan to Shareholders. Corporation shall take all action necessary in accordance with Applicable Law and its Governing Documents to convene the Shareholders Meeting. Corporation shall, through its Board of Directors, recommend to the shareholders of Selling Fund approval of this Plan. Corporation shall use its reasonable best efforts to hold a Shareholders Meeting as soon as practicable after the date hereof.

                                   ARTICLE 6

               FURTHER CONDITIONS PRECEDENT TO THE REORGANIZATION

     SECTION 6.1. Further Conditions Precedent with respect to Both Funds. The obligation of Corporation to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived by Corporation.

     (a) Corporation shall have complied with and satisfied in all material respects all agreements and conditions relating to each Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (b) There shall be delivered at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Corporation, in such individual's capacity as an officer of Corporation and not as an individual, to the effect that the condition specified in Section 6.1(a) has been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Corporation certifying as to the accuracy and completeness of the attached Governing Documents of Corporation, and resolutions, consents and authorizations of or regarding Corporation with respect to the adoption of this Plan and the transactions contemplated hereby.

     (c) The dividend or dividends described in the last sentence of Section 3.12(a) shall have been declared.

     (d) To the extent applicable, Investment Adviser shall have terminated or waived, in either case in writing, any rights to reimbursement from Selling Fund to which it is entitled for fees and expenses absorbed by Investment Adviser pursuant to voluntary and contractual fee waiver or expense limitation commitments between Investment Adviser and Selling Fund.

     (e) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date, from Governmental Authorities in connection with the adoption of this Plan and the consummation of the transactions contemplated herein by Corporation shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     (f) This Plan, the Reorganization of Selling Fund and related matters shall have been approved and adopted at the Shareholders Meeting by the shareholders of Selling Fund on the record date by the Required Shareholder Vote.

     (g) The assets of Selling Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Selling Fund immediately prior to the Reorganization. For purposes of this Section 6.1(g), assets used by Selling Fund to pay the expenses it incurs in connection with this Plan and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Selling Fund's business as a series of an open-end management investment company) after the date of this Plan shall be included as assets of Selling Fund held immediately prior to the Reorganization.

     (h) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the Corporation shall use reasonable efforts to have any such order or injunction vacated.

     (i) The Registration Statement on Form N-14 filed by Corporation with respect to Buying Fund Shares to be issued to Selling Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     (j) Corporation shall have received on or before the Closing Date an opinion of Counsel in form and substance reasonably acceptable to Corporation, as to the matters set forth on Schedule 6.1(j). In rendering such opinion, Counsel may request and rely upon representations contained in certificates of officers of Corporation and others, and the officers of Corporation shall use their best efforts to make available such truthful certificates.

                                   ARTICLE 7

                            TERMINATION OF AGREEMENT

     SECTION 7.1. Termination. This Plan may be terminated by Corporation on or prior to the Closing Date:

          (a) if circumstances develop that, in its judgment, make proceeding with the Reorganization inadvisable for either Fund;

          (b) if the Closing Date shall not be on or before the Termination
     Date;

          (c) if, upon a vote at the Shareholders Meeting or any final adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.4; or

          (d) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

     SECTION 7.2. Survival After Termination. If this Plan is terminated in accordance with Section 7.1 and the Reorganization is not consummated, this Plan shall become void and of no further force and effect with respect to the Reorganization and each Fund, except for the provisions of Section 5.2.

                                   ARTICLE 8

                                 MISCELLANEOUS

     SECTION 8.1. Governing Law. This Plan shall be construed and interpreted according to the laws of the State of Maryland applicable to contracts made and to be performed wholly within such state.

     SECTION 8.2. Binding Effect, Persons Benefiting. This Plan shall inure to the benefit of and be binding upon Corporation and its successors and assigns. Nothing in this Plan is intended or shall be construed to confer upon any entity or Person other than Corporation and its successors and assigns any right, remedy or claim under or by reason of this Plan or any part hereof.

     SECTION 8.3.  Miscellaneous Obligations.

     (a) To the extent Corporation is adopting this Plan on behalf of Buying Fund, which is a separate investment portfolio of Corporation, any amounts payable by Corporation under or in connection with this Plan shall be payable solely from the revenues and assets of Buying Fund.

     (b) To the extent Corporation is adopting this Plan on behalf of Selling Fund, which is a separate investment portfolio of Corporation, any amounts payable by Corporation under or in connection with this Plan shall be payable solely from the revenues and assets of Selling Fund.

     SECTION 8.4. Amendments. This Plan may be amended, altered or modified at any time in any manner by Corporation's Board of Directors.

     SECTION 8.5. Interpretation. When a reference is made in this Plan to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or a Schedule to, this Plan unless otherwise indicated. The table of contents and headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan. Whenever the words "include," "includes" or "including" are used in this Plan, they shall be deemed to be followed by the words "without limitation." Each condition contained in Articles 3, 4 or 4A that relates to a general category of a subject matter shall be deemed superseded by a specific condition relating to a subcategory thereof to the extent of such specific condition.

     SECTION 8.6. Successors and Assigns; Assignment. This Plan shall be binding upon and inure to the benefit of Corporation, on behalf of Selling Fund and Buying Fund, and its respective successors and assigns. Corporation expressly acknowledges and agrees that this Plan shall be binding upon and inure to the benefit of those Delaware statutory trusts that are the resulting entities in the permitted restructurings and redomestications of funds set forth on Schedule 3.4(d).

                                   * * * * *

     By signing below, Investment Adviser accepts and agrees to its obligations under Section 6.1(d) of this Plan.

                                          INVESCO FUNDS GROUP, INC.

                                          By:   /s/ RAYMOND R. CUNNINGHAM
                                            ------------------------------------

                                   EXHIBIT A

                      EXCLUDED LIABILITIES OF SELLING FUND

     None.

                                  SCHEDULE 2.1

                                                              CORRESPONDING CLASSES OF
CLASSES OF SHARES OF SELLING FUND                              SHARES OF BUYING FUND
---------------------------------                             ------------------------
Class A shares..............................................  Class A shares
Class B shares..............................................  Class B shares
Class C shares..............................................  Class C shares
Class K shares..............................................  Class K shares
Investor Class shares.......................................  Investor Class shares

                                  SCHEDULE 3.3

                 CERTAIN CONTINGENT LIABILITIES OF SELLING FUND

     None.

                                SCHEDULE 3.4(d)

             PERMITTED RESTRUCTURINGS AND REDOMESTICATIONS OF FUNDS

CURRENT FUNDS                                               CORRESPONDING NEW FUNDS
-------------                                               -----------------------
AIM ADVISOR FUNDS................................  AIM INVESTMENT SECURITIES FUNDS
  (DELAWARE STATUTORY TRUST)                         (DELAWARE STATUTORY TRUST)
AIM International Core Equity Fund...............  AIM International Core Equity Fund
AIM Real Estate Fund.............................  AIM Real Estate Fund

AIM INTERNATIONAL FUNDS, INC. ...................  AIM INTERNATIONAL MUTUAL FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
AIM European Growth Fund.........................  AIM European Growth Fund

INVESCO BOND FUNDS, INC. ........................  AIM BOND FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO High Yield Fund..........................  INVESCO High Yield Fund
INVESCO Select Income Fund.......................  INVESCO Select Income Fund
INVESCO Tax-Free Bond Fund.......................  INVESCO Tax-Free Bond Fund
INVESCO U.S. Government Securities Fund..........  INVESCO U.S. Government Securities Fund

INVESCO COMBINATION STOCK & BOND FUNDS, INC. ....  AIM COMBINATION STOCK & BOND FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Balanced Fund............................  INVESCO Balanced Fund
INVESCO Total Return Fund........................  INVESCO Total Return Fund

INVESCO COUNSELOR SERIES FUNDS, INC. ............  AIM COUNSELOR SERIES TRUST
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Advantage Fund...........................  INVESCO Advantage Fund

INVESCO INTERNATIONAL FUNDS, INC. ...............  AIM INTERNATIONAL MUTUAL FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO European Fund............................  INVESCO European Fund
INVESCO International Blue Chip Value Fund.......  INVESCO International Blue Chip Value Fund

INVESCO MONEY MARKET FUNDS, INC. ................  AIM TREASURER'S SERIES TRUST
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Cash Reserves Fund.......................  INVESCO Cash Reserves Fund
INVESCO Tax-Free Money Fund......................  INVESCO Tax-Free Money Fund

INVESCO SECTOR FUNDS, INC. ......................  AIM SECTOR FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Energy Fund..............................  INVESCO Energy Fund
INVESCO Financial Services Fund..................  INVESCO Financial Services Fund
INVESCO Real Estate Opportunity Fund.............  INVESCO Real Estate Opportunity Fund
INVESCO Technology Fund..........................  INVESCO Technology Fund
INVESCO Telecommunications Fund..................  INVESCO Telecommunications Fund
INVESCO Utilities Fund...........................  INVESCO Utilities Fund

INVESCO STOCK FUNDS, INC. .......................  AIM STOCK FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Growth Fund..............................  INVESCO Growth Fund
INVESCO Growth & Income Fund.....................  INVESCO Growth & Income Fund
INVESCO Value Equity Fund........................  INVESCO Value Equity Fund

                                  SCHEDULE 4.3

                 CERTAIN CONTINGENT LIABILITIES OF BUYING FUND

     None.

                                SCHEDULE 4.4(a)

                                                                 NUMBER OF SHARES OF EACH CLASS
CLASSES OF SHARES OF BUYING FUND                               CORPORATION IS AUTHORIZED TO ISSUE
--------------------------------                               ----------------------------------
Class A shares..............................................              100,000,000
Class B shares..............................................              100,000,000
Class C shares..............................................              100,000,000
Class K shares..............................................              100,000,000
Investor Class shares.......................................              100,000,000

                                  SCHEDULE 5.1

                        PERMITTED COMBINATIONS OF FUNDS

INVESCO Advantage Fund into AIM Opportunities III Fund

INVESCO Growth Fund into AIM Large Cap Growth Fund

INVESCO Growth & Income Fund into AIM Blue Chip Fund

INVESCO European Fund into AIM European Growth Fund

AIM International Core Equity Fund into INVESCO
  International Blue Chip Value Fund

AIM New Technology Fund into INVESCO Technology Fund

AIM Global Science and Technology Fund into INVESCO
  Technology Fund

INVESCO Telecommunications Fund into INVESCO Technology Fund

AIM Global Financial Services Fund into INVESCO Financial
  Services Fund

AIM Global Energy Fund into INVESCO Energy Fund

AIM Global Utilities Fund into INVESCO Utilities Fund

INVESCO Real Estate Opportunity Fund into AIM Real Estate
  Fund

INVESCO Tax-Free Bond Fund into AIM Municipal Bond Fund

INVESCO High Yield Fund into AIM High Yield Fund

INVESCO Select Income Fund into AIM Income Fund

INVESCO U.S. Government Securities Fund into AIM
  Intermediate Government Fund

INVESCO Cash Reserves Fund into AIM Money Market Fund

INVESCO Tax-Free Money Fund into AIM Tax-Exempt Cash Fund

INVESCO Balanced Fund into INVESCO Total Return Fund

INVESCO Value Equity Fund into AIM Large Cap Basic Value
  Fund

AIM Premier Equity Fund II into AIM Premier Equity Fund

                                SCHEDULE 6.1(j)

                                  TAX OPINIONS

     (i) The transfer of the assets of Selling Fund to Buying Fund in exchange solely for Buying Fund Shares distributed directly to Selling Fund Shareholders and Buying Fund's assumption of the Liabilities, as provided in the Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and Selling Fund and Buying Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

     (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Selling Fund on the transfer of its assets to Buying Fund solely in exchange for Buying Fund Shares and Buying Fund's assumption of the Liabilities or on the distribution of Buying Fund Shares to Selling Fund Shareholders; provided that, no opinion is expressed as to the effect of the Reorganization on Selling Fund or any Selling Fund Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer of a taxpayer's rights (or obligations) with respect to such asset) under a mark-to-market system of accounting.

     (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Buying Fund upon the receipt of assets of Selling Fund in exchange for Buying Fund Shares issued directly to Selling Fund Shareholders.

     (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Selling Fund Shareholders on the receipt of Buying Fund Shares in exchange for Selling Fund Shares.

     (v) In accordance with Section 362(b) of the Code, the basis to Buying Fund of the assets of Selling Fund will be the same as the basis of such assets in the hands of Selling Fund immediately prior to the Reorganization.

     (vi) In accordance with Section 358(a) of the Code, a Selling Fund Shareholder's basis for Buying Fund Shares received by the Selling Fund Shareholder will be the same as his or her basis for Selling Fund Shares exchanged therefor.

     (vii) In accordance with Section 1223(1) of the Code, a Selling Fund Shareholder's holding period for Buying Fund Shares will be determined by including such Selling Fund Shareholder's holding period for Selling Fund Shares exchanged therefor, provided that such Selling Fund Shareholder held such Selling Fund Shares as a capital asset.

     (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Selling Fund transferred to Buying Fund in the Reorganization will include the holding period for such assets in the hands of Selling Fund.

     (ix) In accordance with Section 381(a)(2) of the Code, Buying Fund will succeed to and take into account the items of Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Treasury Regulations thereunder.

                                                                     APPENDIX II

                  INVESCO COMBINATION STOCK & BOND FUNDS, INC.

        INVESCO Core Equity Fund - Investor Class, Class A, B, C, and K
          INVESCO Balanced Fund - Investor Class, Class A, B, C, and K
        INVESCO Total Return Fund - Investor Class, Class A, B, C, and K

    Supplement dated August 12, 2003 to the Prospectus dated August 12, 2003


The Board of Directors of INVESCO Combination Stock & Bond Funds, Inc. ("Seller") unanimously approved, on June 9, 2003, an Agreement and Plan of Reorganization (the "Plan") pursuant to which INVESCO Balanced Fund ("Selling Fund"), would transfer all of its assets and liabilities to INVESCO Total Return Fund ("Buying Fund"), both of which are series of Seller (the "Reorganization"). As a result of the Reorganization, shareholders of Selling Fund would receive shares of Buying Fund in exchange for their shares of Selling Fund, and Selling Fund would cease operations.

INVESCO Funds Group, Inc. ("INVESCO") serves as the investment advisor to both Selling Fund and Buying Fund. The investment advisor is a wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"), an independent global investment management company. The Reorganization is part of an integration initiative announced on March 27, 2003, by AMVESCAP, with respect to its North American mutual fund operations.

One component of AMVESCAP's integration initiative is the rationalization and streamlining of various funds within the INVESCO Family of Funds. In that regard, AMVESCAP has undertaken an extensive review of these funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete in the same space for shareholder assets and to consolidate certain funds having similar investment objectives and strategies. Reducing the number of funds within the INVESCO Family of Funds will allow INVESCO to concentrate on managing its core products.

AMVESCAP's belief is that the Reorganization will allow Buying Fund the best available opportunities for investment management, growth prospects and potential economies of scale.

The Board of Directors of Seller, including the independent directors, has determined that the Reorganization is advisable and in the best interests of Selling Fund and that the interests of the shareholders of Selling Fund will not be diluted as a result of the Reorganization.

The investment objectives of Selling Fund and Buying Fund are the same. Selling Fund's and Buying Fund's investment objective is capital appreciation and current income.

The Plan requires approval of Selling Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held on or around October 21, 2003. If the Plan is approved by shareholders of Selling Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective shortly thereafter.

It is anticipated that Selling Fund will be closed to new investors during the fourth quarter of 2003.

Effective August 18, 2003, the section of the Prospectus entitled "Fees And Expenses" is amended to (i) delete the second paragraph in its entirety and (ii) substitute the following in its place:

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT
                                            Investor Class    Class A       Class B       Class C      Class K
Maximum Front-End Sales Charge
  on purchases as a percentage of
  offering price                            None              5.50%          None          None        None
Maximum Contingent Deferred Sales
  Charge (CDSC) as a percentage of
  the lower of the total original cost or
  current market value of the shares        None              None(1)        5.00%(2)      1.00%(2)    None(1)
Maximum Sales Charge on reinvested
  dividends/distributions                   None              None           None          None        None


1 If you buy $1,000,000 or more of Class A shares and redeem those shares within eighteen months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
2 A 5% and 1% CDSC may be charged on Class B and Class C shares, respectively. Please see the section entitled "How To Buy Shares."


Effective August 18, 2003, the section of the Prospectus entitled "How To Buy Shares" is amended to (i) delete the second paragraph in its entirety and (ii) substitute the following in its place:

With the exception of Class A shares, there is no charge to invest directly through INVESCO. Class A shares are subject to a front-end sales charge. For more information on this charge, please see the subsection entitled "Sales Charges." If you buy $1,000,000 or more of Class A shares and redeem the shares within eighteen months from the date of purchase, you may pay a 1% CDSC at the time of redemption. If you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. With respect to redemption of Class B shares held six years or less, a CDSC of 1% - 5% of the lower of the total original cost or current market value of the shares may be assessed. With respect to redemption of Class C shares held twelve months or less, a CDSC of 1% of the lower of the total original cost or current market value of the shares may be assessed. With respect to Class K shares, if you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 0.70% on your Class K shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. For a non-qualified plan, in determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account. These charges are not assessed upon Class A, B, C, or K shares acquired through reinvestment of dividends or other distributions, or Class A, B, C, or K shares exchanged for the same class of another INVESCO Fund. For more information on CDSC charges, please see the subsection of the Prospectus entitled "Choosing A Share Class" and the section of the Statement of Additional Information entitled "Distributor - Sales Charges and Dealer Concessions."

Effective August 18, 2003, the section of the Prospectus entitled "How To Buy Shares - Choosing A Share Class" is amended to (i) delete the second paragraph in its entirety and (ii) substitute the following in its place:

     In addition, you should also consider the factors below:

                           Investor
                           Class            Class A           Class B           Class C          Class K

Initial Sales Charge       None             5.50%             None              None             None

CDSC(1)                    None             1% on certain     1%-5% for         1% for shares    0.70% on certain
                                            purchases held    shares held       held less than   purchases
                                            less than 18      less than         12 months        held less than
                                            months            6 years                            12 months

12b-1 Fee                  0.25%            0.35%             1.00%             1.00%            0.45%

Conversion                 No               No                Yes(2)            No               No

Purchase Order
Maximum                    None             None              $250,000          $1,000,000       None


1 Please see the subsection entitled "Sales Charges" below and the section of the Funds' Statement of Additional Information entitled "Distributor - Sales Charges and Dealer Concessions" for more information regarding CDSC charges and dealer concessions.

2 Class B shares, along with the pro rata portion of the shares' reinvested dividends and distributions, automatically convert to Class A shares at the end of the month which is eight years after the date on which such Class B shares were purchased.

Effective August 18, 2003, the section of the Prospectus entitled "How To Buy Shares - Sales Charges (Class A, B, C And K Only)" is amended to (i) delete the third, fourth, seventh, eighth, and tenth paragraphs in their entirety and (ii) substitute the following, respectively, in their place:

         CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS A AND CLASS K SHARES. You can purchase $1,000,000 or more of Class A shares at net asset value, and the distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more. However, if you purchase shares worth $1,000,000 or more, they may be subject to a CDSC of 1% if you redeem them prior to eighteen months after the date of purchase. We will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in your account. If your holding period is less than eighteen months, the CDSC may be assessed on the amount of the lower of the total original cost or current market value of the shares. For qualified plans investing in Class A shares, you may pay a CDSC of 1% if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. For qualified plans investing in Class K shares, you may pay a CDSC of 0.70% if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account.

         CDSC FOR CLASS B AND CLASS C SHARES. You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to CDSC in the following percentages. If your holding period is less than six years for Class B shares and twelve months for Class C shares, the CDSC may be assessed on the amount of the lower of the total original cost or current market value of the shares.

        Year Since
        Purchase Made                       Class B                    Class C

        First                               5%                         1%
        Second                              4%                         None
        Third                               3%                         None
        Fourth                              3%                         None
        Fifth                               2%                         None
        Sixth                               1%                         None
        Seventh and following               None(1)                    None

        1 Class B shares, along with the pro rata portion of the shares' reinvested dividends and distributions, automatically convert to Class A shares at the end of the month which is eight years after the date on which such Class B shares were purchased.

               RIGHTS OF ACCUMULATION. You may combine your new purchases of Class A shares with shares currently owned (Class A, B, C, or K) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

               LETTER OF INTENT. Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of a Fund during a thirteen-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the thirteen-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

         You will not pay a CDSC:
                o   if you purchase less than $1,000,000 of Class A shares;

                o if you purchase $1,000,000 or more of Class A shares and hold those shares for more than eighteen months;
                o if you redeem Class B shares you held for more than six years;
                o if you redeem Class C shares you held for more than twelve months;
                o if you participate in the periodic withdrawal program and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period. The value of your shares, and applicable twelve-month period, will be calculated based upon the value of your account on, and the date of, the first periodic withdrawal;
                o if you redeem shares acquired through reinvestment of dividends and distributions;
                o if you are a participant in a qualified retirement plan and redeem Class C shares or Class K shares in order to fund a distribution;
                o if you are a qualified plan investing in Class A shares or Class K shares and elect to forego any dealer concession;
                o   on increases in the net asset value of your shares;
                o   to pay account fees;
                o for IRA distributions due to death or disability or periodic distribution based on life expectancy;
                o to return excess contributions (and earnings, if applicable) from retirement plan accounts; or for redemptions following the death of a shareholder or beneficial owner.

Effective August 18, 2003, the section of the Prospectus entitled "How To Sell Shares" is amended to (i) delete the second paragraph in its entirety and (ii) substitute the following in its place:

         Various fees may apply to Fund redemptions. You may be charged a CDSC at the time of redemption depending how long you have held your shares. If you buy $1,000,000 or more of Class A shares and redeem the shares within eighteen months from the date of purchase, you may pay a 1% CDSC at the time of redemption. If you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. With respect to redemption of Class B shares held six years or less, a CDSC of 1% - 5% of the lower of the total original cost or current market value of the shares may be assessed. With respect to redemption of Class C shares held twelve months or less, a CDSC of 1% of the lower of the total original cost or current market value of the shares may be assessed. With respect to Class K shares, if you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 0.70% on your Class K shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. For a non-qualified plan, in determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account. These charges are not assessed upon Class A, B, C, or K shares acquired through reinvestment of dividends or other distributions, or Class A, B, C, or K shares exchanged for the same class of another INVESCO Fund. For more information on CDSC charges, please see the subsection of the Prospectus entitled "Choosing A Share Class" and the section of the Statement of Additional Information entitled "Distributor - Sales Charges and Dealer Concessions."

PROSPECTUS | AUGUST 12, 2003

--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (R)
--------------------------------------------------------------------------------

INVESCO COMBINATION
STOCK & BOND FUNDS, INC.

INVESCO CORE EQUITY FUND -- INVESTOR CLASS, CLASS A, B, C, AND K
INVESCO BALANCED FUND -- INVESTOR CLASS, CLASS A, B, C, AND K
INVESCO TOTAL RETURN FUND -- INVESTOR CLASS, CLASS A, B, C, AND K

THREE MUTUAL FUNDS DESIGNED FOR INVESTORS SEEKING CAPITAL APPRECIATION AND CURRENT INCOME.

INVESTOR CLASS SHARES OFFERED BY THIS PROSPECTUS ARE OFFERED ONLY TO GRANDFATHERED INVESTORS. PLEASE SEE THE SECTION OF THE PROSPECTUS ENTITLED "HOW TO BUY SHARES."

CLASS A, B, AND C SHARES ARE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES. CLASS K SHARES ARE SOLD TO QUALIFIED RETIREMENT PLANS, RETIREMENT SAVINGS PROGRAMS, EDUCATIONAL SAVINGS PROGRAMS, AND WRAP PROGRAMS PRIMARILY THROUGH FINANCIAL INTERMEDIARIES.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks ....... 2
Fund Performance............................... 3
Fees And Expenses.............................. 6
Investment Risks............................... 8
Principal Risks Associated With The Funds ..... 8
Temporary Defensive Positions..................10
Fund Management................................11
Portfolio Managers.............................11
Potential Rewards..............................12
Share Price....................................13
How To Buy Shares..............................13
Your Account Services..........................18
How To Sell Shares.............................18
Taxes..........................................20
Dividends And Capital Gain Distributions.......21
Financial Highlights...........................22

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.

                           [INVESCO ICON]  INVESCO(R)

The Securities and Exchange Commission has not approved or disapproved the shares of these Funds. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

INVESCO Funds Group, Inc. ("INVESCO") is the investment advisor for the Funds. Together with our affiliated companies, we at INVESCO direct all aspects of the management and sale of the Funds.

This Prospectus contains important information about the Funds' Investor Class, Class A, B, C, and K shares. Class A, B, and C shares are sold primarily through financial intermediaries. Class K shares are sold to qualified retirement plans, retirement savings programs, educational savings programs, and wrap programs primarily through financial intermediaries. If you invest through a financial intermediary, please contact your financial intermediary or, with respect to Class K shares, your plan or program sponsor, for detailed information on suitability and transactional issues (i.e., how to purchase or sell shares, minimum investment amounts, and fees and expenses). INVESCO Balanced Fund and INVESCO Total Return Fund also offers an additional class of shares through a separate Prospectus. Each of the Fund's classes has varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in "How To Buy Shares." To obtain additional information about the other class of Balanced Fund's shares, contact A I M Distributors, Inc. ("ADI") at 1-800-347-4246.

THIS PROSPECTUS WILL TELL YOU MORE ABOUT:

[KEY ICON]      INVESTMENT GOALS & STRATEGIES
[ARROWS ICON]   POTENTIAL INVESTMENT RISKS
[GRAPH ICON]    PAST PERFORMANCE
[INVESCO ICON]  WORKING WITH INVESCO
--------------------------------------------------------------------------------
[KEY ICON]  [ARROWS ICON]  INVESTMENT GOALS, STRATEGIES, AND RISKS

FACTORS COMMON TO ALL THE FUNDS

FOR MORE DETAILS ABOUT EACH FUND'S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMIANNUAL REPORT.

The Funds seek to provide you with high total return through both growth and current income. They are actively managed. The Funds invest in a mix of equity securities and debt securities, as well as in options and other investments whose value is based upon the values of these securities. Often, but not always, when stock markets are up, debt markets are down and vice versa. By investing in both types of securities, the Funds attempt to cushion against sharp price movements in both equity and debt securities.

Although the Funds are subject to a number of risks that could affect their performance, their principal risk is market risk -- that is, that the price of the securities in a portfolio will rise and fall due to price movements in the securities markets, and the securities held in a Fund's portfolio may decline in value more than the overall securities markets. Since INVESCO has discretion to allocate the amounts of equity securities and debt securities held in each Fund, there is an additional risk that the portfolio of a Fund may not be allocated in the most advantageous way between equity and debt securities, particularly in times of significant market movements.

At any given time, the Funds may be subject to sector risk. Companies that have similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Funds are not limited with respect to sectors in which they can invest. If the portfolio managers allocate more of their respective Fund's portfolio holdings to a particular economic sector, the Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector. A Fund can still be diversified, even if it is heavily weighted in one or more sectors.

The Funds are subject to other principal risks such as credit, debt securities, foreign securities, interest rate, liquidity, prepayment, counterparty, and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Funds." An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that you may lose money on your investment in a Fund.

[KEY ICON]  INVESCO CORE EQUITY FUND -- INVESTOR CLASS, CLASS A, B, C, AND K

The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common and preferred stocks. At least 50% of common stocks which the Fund holds will be dividend-paying common and preferred stocks. Stocks selected for the Fund generally are expected to produce income and consistent, stable returns. Although the Fund focuses on the stocks of larger companies with a history of paying dividends, it also may invest in companies that have not paid regular dividends. The Fund's equity investments are limited to stocks that can be traded easily in the United States. It may, however, invest in foreign securities in the form of American Depositary Receipts ("ADRs"). The Fund will normally invest up to 5% of its assets in debt securities, generally U.S. government and corporate bonds that are rated investment grade at the time of purchase.

Because the Fund invests primarily in the securities of larger companies, the Fund's share price tends to rise and fall with the up and down price movements of larger company stocks. Due to its investment strategy, the Fund's portfolio includes relatively few smaller companies, which may be a disadvantage if smaller companies outperform the broad market.

[KEY ICON]  INVESCO BALANCED FUND -- INVESTOR CLASS, CLASS A, B, C, AND K

The Fund normally invests at least 65% of its assets in a combination of common stocks and fixed-income securities, including preferred stocks, convertible securities and bonds. The Fund normally invests the majority of its total assets in common stocks and approximately one-quarter of its assets in debt securities that are investment grade at the time of purchase.

The portion of the Fund's portfolio invested in equity securities emphasizes companies INVESCO believes to have better-than-average earnings growth potential, as well as companies within industries that INVESCO believes are well-positioned for the current and expected economic climate. Since current income is a component of total return, we also consider companies' dividend payout records. Most of these holdings are traded on national stock exchanges or in the over-the-counter market. We may also take positions in securities traded on regional or foreign exchanges.

The Fund will normally invest at least 25% of its assets in debt securities that are investment-grade at the time of purchase, which may include obligations of the U.S. government, government agencies, and investment-grade corporate bonds. These securities tend to offer lower income than bonds of lower quality but are more shielded from credit risk. Obligations issued by U.S. government agencies may include some supported only by the credit of the issuing agency rather than by the full faith and credit of the U.S. government. The Fund may hold securities of any maturity, with the average maturity of the portfolio varying depending upon economic and market conditions.

[KEY ICON]  INVESCO TOTAL RETURN FUND -- INVESTOR CLASS, CLASS A, B, C, AND K

The Fund normally invests at least 65% of its assets in a combination of common stocks of companies with a history of paying regular dividends and in debt securities. Debt securities include corporate obligations and obligations of the U.S. government and government agencies. The Fund will normally invest at least 30% of its assets in debt securities that are investment grade at the time of purchase. The remaining assets of the Fund are allocated to other investments at INVESCO's discretion, based upon current business, economic, and market conditions.

INVESCO considers a combination of historic financial results, current prices for stocks, and the current yield to maturity available in the debt securities markets. To determine the actual allocations, the return that INVESCO believes is available from each category of investments is weighed against the returns expected from other categories. This analysis is continual and is updated with current market information.

The Fund is managed in the value style. That means we seek securities, particularly stocks, that are currently undervalued by the market -- companies that are performing well, or have solid management and products, but whose stock prices do not reflect that value. Through our value process, we seek to provide reasonably consistent returns over a variety of market cycles. Value-oriented funds typically will under perform growth-oriented funds when investor sentiment favors the growth investing style.

[GRAPH ICON]  FUND PERFORMANCE

Performance information in the bar charts below is that of the Funds' Investor Class shares, which has the longest operating history of the Funds' classes. Information included in the table is that of Investor Class, Class C, and, with respect to Balanced and Core Equity Funds, Class K shares. Performance information for Class A and B shares and, with respect to Total Return Fund, Class K shares, is not shown in the table as those classes do not yet have a full calendar year of performance. Investor Class and Class A, B, C, and K returns are similar because all classes of shares invest in the same portfolio of securities. The returns of the classes differ, however, to the extent of differing levels of expenses. In this regard, the returns reflected in the bar charts and table reflect only the applicable total expenses of the class shown. If the effect of the other classes' total expenses were reflected, the returns would be lower than those shown because the other classes have higher total expenses.

The bar charts below show the Funds' Investor Class actual yearly performance (commonly known as their "total return") for the years ended December 31 over the past decade or since inception. The returns in the bar charts do not reflect a 12b-1 fee in excess of 0.25%, the sales charge for Class A shares, or the applicable contingent deferred sales charge (CDSC) for Class B or Class C shares; if they did, the total returns shown would be lower. The table below shows the pre-tax and after-tax average annual total returns of Investor Class and pre-tax average annual total returns for Class C shares, and, with respect to Balanced and Core Equity Funds, Class K, for various periods ended December 31, 2002 compared to the S&P 500 and/or Lehman Government/Credit Bond Indexes. The after-tax returns are shown only for the Investor Class shares. After-tax returns for other classes of shares offered in this Prospectus will vary.

After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption returns assume you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption returns assume payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rates in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax returns shown are not relevant.

The information in the bar charts and table illustrates the variability of each Fund's total return and how its performance compared to a broad measure of market performance. Remember, past performance (before and after taxes) does not indicate how a Fund will perform in the future.

--------------------------------------------------------------------------------
                       CORE EQUITY FUND -- INVESTOR CLASS
                      ACTUAL ANNUAL TOTAL RETURN(1),(2),(3)
================================================================================
                                [GRAPHIC OMITTED]

'93     '94     '95     '96     '97     '98     '99     '00   '01       '02
16.74%  (3.88%) 27.33%  16.72%  26.45%  14.13%  12.81%  4.21% (11.81%)  (19.77%)
--------------------------------------------------------------------------------
Calendar Qtr.         6/97    13.30%
Worst Calendar Qtr.   9/02   (17.94%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         BALANCED FUND -- INVESTOR CLASS
                    ACTUAL ANNUAL TOTAL RETURN(1),(2),(3)(4)
================================================================================
                                [GRAPHIC OMITTED]

'94     '95      '96      '97      '98      '99      '00       '01      '02
9.44%   36.46%   14.66%   19.53%   17.33%   16.83%   (1.85%)  (11.54%)  (17.04%)
--------------------------------------------------------------------------------
Best Calendar Qtr.   12/98    13.67%
Worst Calendar Qtr.   9/01   (12.52%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TOTAL RETURN FUND -- INVESTOR CLASS
                      ACTUAL ANNUAL TOTAL RETURN(1),(2),(3)
================================================================================
                                [GRAPHIC OMITTED]

'93     '94    '95    '96     '97     '98     '99      '00      '01     '02
12.34%  2.52%  28.64% 13.07%  25.04%  13.62%  (1.36%)  (3.65%)  (0.93%) (12.44%)
--------------------------------------------------------------------------------
Best Calendar Qtr.    6/97    11.86%
Worst Calendar Qtr.   9/02   (11.31%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  AVERAGE ANNUAL TOTAL RETURN(5)
                                                          AS OF 12/31/02
--------------------------------------------------------------------------------
                                                                   10 YEARS
                                           1 YEAR    5 YEARS  OR SINCE INCEPTION
INVESTOR CLASS
  Core Equity Fund(1),(3)
    Return Before Taxes                    (19.77%)   (1.03%)         7.19%
    Return After Taxes on Distributions    (20.11%)   (2.93%)         4.61%

--------------------------------------------------------------------------------
                                                  AVERAGE ANNUAL TOTAL RETURN(5)
                                                          AS OF 12/31/02
--------------------------------------------------------------------------------
                                                                   10 YEARS
                                           1 YEAR    5 YEARS  OR SINCE INCEPTION
  Return After Taxes on Distributions
      and Sale of Fund Shares              (12.11%)   (0.92%)         5.19%
  S&P 500 Index(6)
    (reflects no deduction for fees,
    expenses, or taxes)                    (22.09%)   (0.58%)         9.35%
  Balanced Fund(1),(3)
    Return Before Taxes                    (17.04%)   (0.25%)         8.14%(4)
    Return After Taxes on Distributions    (17.43%)   (1.38%)         5.87%(4)
    Return After Taxes on Distributions
      and Sale of Fund Shares              (10.45%)   (0.52%)         5.74%(4)
  S&P 500 Index(6)
    (reflects no deduction for fees,
    expenses, or taxes)                    (22.09%)   (0.58%)         9.32%(4)
  Lehman Government/Credit Bond Index(6)
    (reflects no deduction for fees,
    expenses, or taxes)                     11.04%     7.62%          7.22%(4)

  Total Return Fund(1),(3)
    Return Before Taxes                    (12.44%)   (1.30%)         6.97%
    Return After Taxes on Distributions    (13.63%)   (2.82%)         5.31%
    Return After Taxes on Distributions
      and Sale of Fund Shares               (7.24%)   (1.41%)         5.15%
  S&P 500 Index(6)
    (reflects no deduction for fees,
    expenses, or taxes)                    (22.09%)   (0.58%)         9.35%
  Lehman Government/Credit Bond Index(6)
    (reflects no deduction for fees,
    expenses, or taxes)                     11.04%     7.62%          7.61%

CLASS C - RETURN BEFORE TAXES
(Including CDSC)
  Core Equity Fund(1),(7)                  (21.52%)     N/A          (9.33%)(8)
  S&P 500 Index(6)                         (22.09%)     N/A         (13.19%)(8)

  Balanced Fund(1),(7)                     (18.73%)     N/A         (10.70%)(8)
  Total Return Fund(1),(7)                 (14.52%)     N/A          (5.34%)(8)
  S&P 500 Index(6)                         (22.09%)     N/A         (13.19%)(8)
  Lehman Government/Credit Bond Index(6)    11.04%      N/A          10.63%(8)

CLASS K - RETURN BEFORE TAXES
  Core Equity Fund(1),(9)                  (20.21%)     N/A         (16.46%)(10)
  S&P 500 Index(6)                         (22.09%)     N/A         (16.32%)(10)

  Balanced Fund(1),(9)                     (17.20%)     N/A         (15.41%)(10)
  S&P 500 Index(6)                         (22.09%)     N/A         (16.32%)(10)
  Lehman Government/Credit Bond Index(6)    11.04%      N/A          10.38%(10)

(1) Total return figures include reinvested dividends and capital gain distributions and the effect of each class's expenses.
(2) The year-by-year returns are for Investor Class only and do not include the effect of a 12b-1 fee in excess of 0.25%, Class A's front-end sales charge, Class B's or Class C's CDSC, or other expenses specific to the other classes. If the effect of the other classes' total expenses, including 12b-1 fees, front-end sales charge for Class A, and CDSC for Class B and Class C were reflected, returns would be lower than those shown.
(3) Return before taxes for Investor Class shares of Core Equity, Balanced, and Total Return Funds year-to-date as of the calendar quarter ended June 30, 2003 were 10.87%, 9.83%, and 7.42%, respectively.
(4) The Fund (Investor Class shares) commenced investment operations on December 1, 1993. Index comparison begins on November 30, 1993.
(5) The total returns are for those classes of shares with a full calendar year of performance. If the effect of the other classes' total expenses, including 12b-1 fees, front-end sales charge for Class A, and CDSC for Class B were reflected, returns for those classes would be lower than those shown.
(6) The S&P 500 Index is an unmanaged index considered representative of the performance of the broad U.S. stock market. The Lehman Government/Credit Bond Index is an unmanaged index indicative of the broad domestic fixed-income market. Please keep in mind that the Indexes do not pay brokerage, management, administrative, or distribution expenses, all of which are paid by the classes and are reflected in their annual returns. Index returns also do not include sales charges or CDSCs that may be paid by the shareholder.
(7) Return before taxes, including CDSC, for Class C shares of Core Equity, Balanced, and Total Return Funds year-to-date as of the calendar quarter ended June 30, 2003 were 9.22%, 8.40%, and 5.94%, respectively.
(8) Since inception of Class C shares on February 15, 2000. Index comparison begins on February 29, 2000.
(9) Return before taxes for Class K shares of Core Equity and Balanced Funds year-to-date as of the calendar quarter ended June 30, 2003 were 10.21% and 9.64%, respectively.
(10) Since inception of Class K shares on December 14, 2000. Index comparison begins on November 30, 2000.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class, Class A, Class B, Class C, or Class K shares of the Funds. If you invest in the Funds through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for purchases and sales of Fund shares.

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT
                                                    Investor Class      Class A        Class B        Class C         Class K
Maximum Front-End Sales Charge
  on purchases as a percentage of
  offering price                                    None                5.50%          None           None            None
Maximum Contingent Deferred
  Sales Charge (CDSC) as a percentage
  of the lower of the total original cost
  or current market value of the shares             None                None(1)        5.00%(2)       1.00%(2)        None(1)
Maximum Sales Charge on reinvested
  dividends/distributions                           None                None           None           None            None

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

CORE EQUITY FUND
                                                    Investor Class      Class A        Class B        Class C         Class K

Management Fees                                     0.51%               0.51%          0.51%          0.51%           0.51%
Distribution and Service (12b-1) Fees(3)            0.25%               0.35%          1.00%          1.00%           0.45%
Other Expenses(4),(5)                               0.32%               0.37%          1.06%(9)       0.69%           1.67%(11)
                                                    ----                ----           ----           ----            ----
Total Annual Fund Operating Expenses(4),(5)         1.08%               1.23%(6)       2.57%(9)       2.20            2.63%(11)
                                                    ====                ====           ====           ====            ====
Fee Waivers/Reimbursements(5),(6)                   0.00%               0.00%          0.00%          0.00%           0.43%
Net Expenses(5),(6)                                 1.08%               1.23%          2.57%(9)       2.20%           2.20%(11)
                                                    ====                ====           ====           ====            ====

BALANCED FUND
                                                    Investor Class      Class A        Class B        Class C         Class K
Management Fees                                     0.56%               0.56%          0.56%          0.56%           0.56%
Distribution and Service (12b-1) Fees(3)            0.25%               0.35%          1.00%          1.00%           0.45%
Other Expenses(4),(5)                               0.50%(7)            1.60%(8)       2.89%(9)       1.18%(10)       0.51%(11)
                                                    ----                ----           ----           ----            ----
Total Annual Fund Operating Expenses(4),(5)         1.31%(7)            2.51%(8)       4.45%(9)       2.74%(10)       1.52%(11)
                                                    ====                ====           ====           ====            ====
Fee Waivers/Reimbursements(5),(6)                   0.00%               0.41%          1.70%          0.00%           0.00%
Net Expenses(5),(6)                                 1.31%(7)            2.10%(8)       2.75%(9)       2.74%(10)       1.52%(11)
                                                    ====                ====           ====           ====            ====

TOTAL RETURN FUND
                                                    Investor Class      Class A        Class B        Class C         Class K
Management Fees                                     0.71%               0.71%          0.71%          0.71%           0.71%
Distribution and Service (12b-1) Fees(3)            0.25%               0.35%          1.00%          1.00%           0.45%
Other Expenses(4),(5)                               0.54%(7)            0.88%(8)       1.62%(9)       1.78%(10)       0.54%(12),(13)
                                                    ----                ----           ----           ----            ----
Total Annual Fund Operating Expenses(4),(5)         1.50%(7)            1.94%(8)       3.33%(9)       3.49%(10)       1.70%(12),(13)
                                                    ====                ====           ====           ====            ====
Fee Waivers/Reimbursements(5),(6)                   0.00%               0.00%          0.58%          0.74%           0.00%
Net Expenses(5),(6)                                 1.50%(7)            1.94%(8)       2.75%(9)       2.75%(10)       1.70%(12),(13)
                                                    ====                ====           ====           ====            ====

(1)  If you buy $1,000,000 or more of Class A shares and redeem those shares within eighteen months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2)  A 5% and 1% CDSC may be charged on Class B and Class C shares, respectively. Please see the section entitled "How To Buy
     Shares."

(3)  Because each class pays a 12b-1 distribution and service fee which are based upon each class's assets, if you own shares of a
     Fund for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.
(4)  Each Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown, because their custodian fees were reduced under expense offset arrangements.
(5)  INVESCO is entitled to reimbursement from the classes for fees and expenses absorbed pursuant to voluntary and contractual expense limitation commitments between INVESCO and the Funds if such reimbursements do not cause a class to exceed expense limitations and the reimbursement is made within three years after INVESCO incurred the expense. This voluntary expense limitation may be changed at any time following consultation with the board of directors.
(6)  To limit expenses, INVESCO has contractually obligated itself to waive and bear any expenses through May 31, 2005, that would cause the ratio of expenses to average net assets to exceed 2.10% for Class A shares, 2.75% for Class B and Class C shares, and
     2.20% for Class K shares.
(7)  Certain expenses of Investor Class shares of Balanced and Total Return Funds were absorbed voluntarily by INVESCO pursuant to a commitment between the Funds and INVESCO. This commitment may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, Balanced Fund's Investor Class shares' Other
     Expenses and Total Annual Fund Operating Expenses were 0.45% and 1.26%, respectively, of the Fund's average net assets attributable to Investor Class shares and Total Return Fund's Investor Class shares' Other Expenses and Total Annual Fund
     Operating Expenses were 0.30% and 1.26%, respectively, of the Fund's average net assets attributable to Investor Class shares.
(8)  Certain expenses of Class A shares of Balanced and Total Return Funds were absorbed voluntarily by INVESCO pursuant to commitments between the Funds and INVESCO. These commitments may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, Balanced Fund's Class A shares' Other Expenses and Total Annual Fund Operating Expenses were 0.43% and 1.34%, respectively, of the Fund's average net assets attributable to
     Class A shares and Total Return Fund's Class A shares' Other Expenses and Total Return Fund's Class A shares' Other Expenses and Total Annual Fund Operating Expenses were 0.28% and 1.34%, respectively, of the Fund's average net assets atributable to
     Class A shares.
(9)  Certain expenses of Class B shares of Balanced, Core Equity and Total Return Funds were absorbed voluntarily by INVESCO pursuant to commitments between the Funds and INVESCO. These commitments may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, Balanced Fund's Class B shares' Other
     Expenses and Total Annual Fund Operating Expenses were 0.45% and 2.01%, respectively, of the Fund's average net assets attributable to Class B shares; Core Equity Fund's Class B shares' Other Expenses and Total Annual Fund Operating Expenses were
     0.65% and 2.16%, respectively, of the Fund's average net assets attributable to Class B shares and Total Return Fund's Class B shares' Other Expenses and Total Annual Fund Operating Expenses were 0.30% and 2.01%, respectively, of the Fund's average net assets attributable to Class B shares.
(10) Certain expenses of Class C shares of Balanced and Total Return Funds were absorbed voluntarily by INVESCO pursuant to commitments between the Funds and INVESCO. These commitments may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, Balanced Fund's Class C shares' Other Expenses and Total Annual Fund Operating Expenses were 0.45% and 2.01%, respectively, of the Fund's average net assets attributable to
     Class C shares and Total Return Fund's Class C shares' Other Expenses and Total Annual Fund Operating Expenses were 0.53% and
     2.24%, respectively, of the Fund's average net assets attributable to Class C shares.
(11) Certain expenses of Class K shares of Balanced and Core Equity Funds were absorbed voluntarily by INVESCO pursuant to commitments between the Funds and INVESCO. These commitments may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, Balanced Fund's Class K shares' Other Expenses and Total Annual Fund Operating Expenses were 0.45% and 1.46%, respectively, of the Fund's average net assets attributable to
     Class K shares and Core Equity Fund's Class K shares' Other Expenses and Total Annual Fund Operating Expenses were 1.02% and
     1.98%, respectively, of the Fund's average net assets attributable to Class K shares.
(12) Based on estimated expenses for the current fiscal year.
(13) Certain expenses of Class K shares of Total Return Fund will be absorbed voluntarily by INVESCO pursuant to a commitment between the Fund and INVESCO. This commitment may be changed at anytime following consultation with the board of directors.
     After absorption, but excluding any expense offset-arrangements, Total Return Fund's Class K shares' Other Expenses and Total
     Annual Fund Operating Expenses are estimated to be 0.28% and 1.44%, respectively, of the Fund's average net assets attributable to Class K shares.

EXPENSE EXAMPLE

The Example is intended to help you compare the cost of investing in the Investor Class, Class A, Class B, Class C, and Class K shares of the Funds to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in Investor Class, Class A, Class B, Class C, or Class K shares of a Fund for the time periods indicated. Within each Example, there is an assumption that you redeem all of your shares at the end of those periods and that you keep your shares. The Example also assumes that your investment had a hypothetical 5% return each year, and that a Fund's Investor Class, Class A, Class B, Class C, and Class K shares' operating expenses remain the same. Although the actual costs and performance of a Fund's Investor Class, Class A, Class B, Class C, and Class K shares may be higher or lower, based on these assumptions your costs would be:

                                       1 YEAR    3 YEARS     5 YEARS   10 YEARS
CORE EQUITY FUND
  Investor Class                        $110      $343       $ 595     $1,317
  Class A(1)                            $125      $390       $ 676     $1,489
  Class B - With Redemption(1)          $760    $1,099      $1,565     $2,275(2)
  Class B - Without Redemption          $260      $799      $1,365     $2,575(2)
  Class C - With Redemption(1)          $323      $688      $1,180     $2,534
  Class C - Without Redemption          $223      $688      $1,180     $2,534

                                       1 YEAR    3 YEARS     5 YEARS   10 YEARS

  Class K(3)                            $223      $734      $1,316     $2,898
BALANCED FUND
  Investor Class                        $133      $415       $ 718     $1,579
  Class A(1),(3)                        $751    $1,213      $1,740     $3,179
  Class B - With Redemption(1),(3)      $778    $1,329      $2,170     $3,956(2)
  Class B - Without Redemption(3)       $278    $1,029      $1,970     $3,956(2)
  Class C - With Redemption(1)          $377      $850      $1,450     $3,070
  Class C - Without Redemption          $277      $850      $1,450     $3,070
  Class K                               $155      $480       $ 829     $1,813
TOTAL RETURN FUND
  Investor Class                        $153      $474       $ 818     $1,791
  Class A(1)                            $736    $1,126      $1,539     $2,690
  Class B - With Redemption(1),(3)      $778    $1,214      $1,833     $3,221(2)
  Class B - Without Redemption(3)       $278      $914      $1,633     $3,221(2)
  Class C - With Redemption(1),(3)      $378      $930      $1,682     $3,664
  Class C - Without Redemption(3)       $278      $930      $1,682     $3,664
  Class K                               $173      $536        $923     $2,009

(1) Based on initial sales charge for Class A shares at the beginning of each period shown and CDSC charges for Class B and C shares based on redemption at the end of each period shown. Please see "How To Buy Shares."
(2) Assumes conversion of Class B to Class A at the end of the eighth year. Please see "How To Buy Shares."
(3) Class expenses remain the same for each period (except that the example reflects the contractual expense reimbursements by INVESCO for the one-year period and the first two years of the three-, five-, and ten-year periods).

[ARROWS ICON]  INVESTMENT RISKS

BEFORE INVESTING IN A FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL, AND TIME HORIZON.

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including these Funds, are:

NOT INSURED. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.

POSSIBLE LOSS OF INVESTMENT. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Funds will not reimburse you for any of these losses.

VOLATILITY. The price of your mutual fund shares will increase or decrease with changes in the value of a Fund's underlying investments and changes in the equity markets as a whole.

NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Funds are designed to be only a part of your personal investment plan.

[ARROWS ICON]  PRINCIPAL RISKS ASSOCIATED WITH THE FUNDS

You should consider the special risk factors discussed below associated with the Funds' policies in determining the appropriateness of investing in a Fund. See the Statement of Additional Information for a discussion of additional risk factors.

MARKET RISK

Equity stock prices vary and may fall, thus reducing the value of a Fund's investments. Certain stocks selected for any Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size or large companies.

CREDIT RISK

The Funds may invest in debt instruments, such as notes and bonds. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its debt instruments and may affect their value.

DEBT SECURITIES RISK

Debt securities include bonds, notes, and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund invests. A decline in interest rates tends to increase the market values of debt securities in which the Fund invests.

Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") ratings provide a useful but not certain guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. In addition to poor individual company performance in the marketplace or in its internal management, a significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could hurt their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing.

FOREIGN SECURITIES RISKS

Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks. Balanced and Total Return Funds may invest up to 25% of their respective assets in securities of non-U.S. issuers. Core Equity Fund may invest up to 25% of its assets in foreign debt securities, provided that all such securities are denominated and pay interest in U.S. dollars (such as Eurobonds and Yankee bonds). Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

     CURRENCY RISK. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of a Fund's investment in a security valued in the foreign currency, or based on that currency value.

     POLITICAL RISK. Political actions, events, or instability may result in unfavorable changes in the value of a security.

     REGULATORY RISK. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

     DIPLOMATIC RISK. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

INTEREST RATE RISK

Changes in interest rates will affect the resale value of debt securities held in a Fund's portfolio. In general, as interest rates rise, the resale value of debt securities decreases; as interest rates decline, the resale value of debt securities generally increases. Debt securities with longer maturities usually are more sensitive to interest rate movements.

LIQUIDITY RISK

A Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

PREPAYMENT RISK

INVESCO Total Return Fund may invest in Government Agency mortgage-backed securities. In the event that a high volume of mortgages are prepaid, thereby reducing income from interest on the principal of such mortgages, the opportunity for the Fund to earn income may be decreased.

COUNTERPARTY RISK

This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with a Fund.

LACK OF TIMELY INFORMATION RISK

Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

            --------------------------------------------------------

Although each Fund generally invests in equity and debt securities, the Funds also may invest in other types of securities and other financial instruments, indicated in the chart below. Although these investments typically are not part of any Fund's principal investment strategy, they may constitute a significant portion of a Fund's portfolio, thereby possibly exposing a Fund and its investors to the following additional risks.

--------------------------------------------------------------------------------

INVESTMENT                             RISKS              APPLIES TO THESE FUNDS
--------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS
(ADRS)                          Market, Information,      Core Equity Balanced
These are securities            Political, Regulatory,    Total Return
issued by U.S. banks that       Diplomatic, Liquidity,
represent shares of             and Currency Risks
foreign corporations held
by those banks. Although
traded in U.S. securities
markets and valued in U.S.
dollars, ADRs carry most
of the risks of investing
directly in foreign
securities
--------------------------------------------------------------------------------
GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES      Prepayment and Interest   Total Return
These are securities            Rate Risks
issued by the FHLMC and
the FNMA or guaranteed by
the GNMA and backed by
mortgages. The Fund
receives payments out of
the interest and principal
on the underlying
mortgages
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A contract under which the      Credit and Counter-       Core Equity Balanced
seller of a security            party Risks               Total Return
agrees to buy it back at
an agreed-upon price and
time in the future
--------------------------------------------------------------------------------
RULE 144A SECURITIES
Securities that are not         Liquidity Risk            Core Equity Balanced
registered, but which are                                 Total Return
bought and sold solely by
institutional investors.
The Fund considers many
Rule 144A securities to be
"liquid," although the
market for such securities
typically is less active
than the public securities
markets
--------------------------------------------------------------------------------

[ARROWS ICON]  TEMPORARY DEFENSIVE POSITIONS

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of a Fund by investing in securities that are highly liquid, such as high-quality money market instruments like shortterm U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of any Fund. We have the right to invest up to 100% of a Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, a Fund's performance could be comparatively lower if it concentrates in defensive holdings.

[INVESCO ICON]  FUND MANAGEMENT

INVESTMENT ADVISOR

INVESCO IS A SUBSIDIARY OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $347.6 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA AND THE FAR EAST.

INVESCO, located at 4350 South Monaco Street, Denver, Colorado, is the investment [GRAPHIC OMITTED]advisor of the Funds. INVESCO was founded in 1932 and manages over $19.2 billion for 2,756,061 shareholder accounts in 48 INVESCO mutual funds as of June 30, 2003. INVESCO performs a wide variety of other services for the Funds, including administrative and transfer agency functions (the processing of purchases, sales, and exchanges of Fund shares).

ADI is the Funds' distributor and is responsible for the sale of the Funds' shares.

INVESCO and ADI are subsidiaries of AMVESCAP PLC.

The following table shows the fees the Funds paid to INVESCO for its advisory services in the fiscal year ended May 31, 2003.

--------------------------------------------------------------------------------
                                           ADVISORY FEE AS A PERCENTAGE OF
FUND                                  AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
--------------------------------------------------------------------------------
Core Equity                                            0.51%
Balanced                                               0.56%
Total Return                                           0.71%

[INVESCO ICON]  PORTFOLIO MANAGERS

The following individuals are primarily responsible for the day-to-day management of their respective Fund's portfolio holdings:

FUND                                    PORTFOLIO MANAGER(S)
Core Equity                             Jeffrey G. Morris
                                        Sean D. Katof
                                        Michael Heyman
                                        Mark Lattis

Balanced                                Michael Heyman
                                        Mark Lattis
                                        Ken Bowling
                                        Richard King
                                        Steve Johnson

Total Return                            Michael Heyman
                                        Mark Lattis
                                        Ken Bowling
                                        Richard King
                                        Steve Johnson

Effective July 1, 2003, the below referenced portfolio managers, (with the exception of Sean D. Katof and Jeffrey G. Morris) are dual employees of INVESCO Funds Group, Inc. (the "advisor") and A I M Advisors, Inc. ("A I M Advisors").

KEN BOWLING has been responsible for INVESCO Balanced Fund and INVESCO Total Return Fund since July 1, 2003. He has been with the INVESCO Fixed Income division since 1993 and is a portfolio manager of the Fund. Ken earned a Bachelor of Science degree in Mechanical Engineering and a Masters in Engineering from the University of Louisville. Before joining INVESCO, he was a Lead Engineer with General Electric, and a Project Engineer with General Motors prior to that.

MICHAEL HEYMAN has been responsible for INVESCO Core Equity Fund, INVESCO Balanced Fund, and INVESCO Total Return Fund since July 1, 2003. He is a member of the INVESCO-NAM Portfolio Group. He has more than 25 years of investment management experience. Mick is a graduate of Northwestern University, a Chartered Financial Analyst and a member of the Louisville Society of Financial Analysts.

STEVE JOHNSON has been responsible for INVESCO Balanced Fund and INVESCO Total Return Fund since July 1, 2003. He joined INVESCO in May of 1991. As Chief Investment Officer of INVESCO Fixed Income, he is responsible for all phases of the fixed income investment process. Steve began his investment career in 1986 with American General Corporation in Houston, Texas as a fixed income trader.

SEAN D. KATOF a vice president of INVESCO, is the portfolio manager of Core Equity Fund. Sean joined INVESCO in 1994. He is a CFA charterholder. Sean holds a M.A. in Finance and a B.S. in Business Administration from the University of Colorado.

RICHARD KING has been responsible for INVESCO Balanced Fund and INVESCO Total Return Fund since July 1, 2003. He joined INVESCO's Fixed Income Investment Management Team in 2000, bringing 16 years of fixed income portfolio management experience. Prior to INVESCO, Rich spent 10 years with Criterion Investment Management, where he served as Chairman of the Core Sector Group.

MARK LATTIS has been responsible for INVESCO Core Equity Fund, INVESCO Balanced Fund, and INVESCO Total Return Fund since July 1, 2003. He is a member of the INVESCO-NAM Portfolio Group. He has more than 10 years of investment management experience. After completing his undergraduate studies at the University of Louisville, Mark went on to earn an MBA from the University of Kentucky. He is a Chartered Financial Analyst and a member of the Louisville Society of Financial Analysts and currently serves as its President.

JEFFREY G. MORRIS a vice president of INVESCO, is the portfolio manager of Core Equity Fund. Jeff joined INVESCO in 1991 and is a CFA charterholder. He holds an M.S. in Finance from the University of Colorado - Denver and a B.S. in Business Administration from Colorado State University.

[INVESCO ICON]  POTENTIAL REWARDS

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUNDS FOR SHORT-TERM TRADING PURPOSES.

The Funds offer shareholders the potential to increase the value of their capital over time and also offer the opportunity for current income. Like most mutual funds, each Fund seeks to provide higher returns than the market or its competitors, but cannot guarantee that performance. Each Fund seeks to minimize risk by investing in many different companies in a variety of industries.

SUITABILITY FOR INVESTORS

Only you can determine if an investment in a Fund is right for you based upon your own economic situation, the risk level with which you are comfortable and other factors. In general, the Funds are most suitable for investors who:
o  are willing to grow their capital over the long-term (at least five years).
o understand that shares of a Fund can, and likely will, have daily price fluctuations.
o are investing through tax-deferred retirement accounts, such as traditional and Roth Individual Retirement Accounts ("IRAs"), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Funds if you are:
o  primarily seeking current dividend income.
o  unwilling to accept potential daily changes in the price of Fund shares.
o  speculating on short-term fluctuations in the stock markets.

[INVESCO ICON]  SHARE PRICE

CURRENT MARKET VALUE OF FUND ASSETS
+ ACCRUED INTEREST AND DIVIDENDS
- - FUND DEBTS
INCLUDING ACCRUED EXPENSES
--------------------------
/ NUMBER OF SHARES
= YOUR SHARE PRICE (NAV)

The value of your Fund shares is likely to change daily. This value is known as the Net Asset Value per share, or NAV. INVESCO determines the market value of each investment in each Fund's portfolio each day that the New York Stock Exchange ("NYSE") is open, at the close of the regular trading day on that exchange (normally 4:00 p.m. Eastern time), except that securities traded primarily on the Nasdaq Stock Market ("Nasdaq") are normally valued by a Fund at the Nasdaq Official Closing Price provided by Nasdaq each business day. Shares of the Funds are not priced on days when the NYSE is closed, which generally is on weekends, most national holidays in the U.S., and Good Friday.

NAV is calculated by adding together the current market price of all of a Fund's investments and other assets, including accrued interest and dividends; subtracting the Fund's debts, including accrued expenses; and dividing that dollar amount by the total number of the Fund's outstanding shares. Because their expenses vary, NAV is calculated separately for each class.

All purchases, sales, and exchanges of Fund shares are made by INVESCO at the NAV next calculated after INVESCO receives proper instructions from you, your financial intermediary, or plan or program sponsor. Instructions must be received by INVESCO no later than the close of the NYSE to effect transactions at that day's NAV. If INVESCO receives instructions from you, your financial intermediary, or plan or program sponsor after that time, the instructions will be processed at the NAV next calculated after receipt of these instructions. Financial institutions that process customer transactions through the National Securities Clearing Corporation's Fund/SERV and Networking facilities must obtain their customers' permission for each transaction, and each financial institution retains responsibility to its customers for any error or irregularities related to these transactions.

Foreign securities exchanges, which set the prices for foreign securities held by the Funds, are not always open the same days as the NYSE, and may be open for business on days the NYSE is not. For example, Thanksgiving Day is a holiday observed by the NYSE and not by overseas exchanges. In this situation, the Funds would not calculate NAV on Thanksgiving Day (and INVESCO would not buy, sell, or exchange shares for you on that day), even though activity on foreign exchanges could result in changes in the value of investments held by the Funds on that day.

[INVESCO ICON]  HOW TO BUY SHARES

TO BUY SHARES AT THAT DAYS CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE. NORMALLY 4:00 P.M. EASTERN TIME.

The Funds offer multiple classes of shares. The chart in this section shows several convenient ways to invest in the shares of the Funds if you invest directly through INVESCO. If you invest in a Fund through a financial intermediary, please consult the financial intermediary, or with respect to Class K shares, the plan or program sponsor, for more information on how to purchase shares of a Fund. You may be charged a commission or transaction fee by the financial intermediary or plan or program sponsor for purchases of Fund shares.

With the exception of Class A shares, there is no charge to invest directly through INVESCO. Class A shares are subject to a front-end sales charge. For more information on this charge, please see the subsection entitled "Sales Charges." If you buy $1,000,000 or more of Class A shares and redeem the shares within eighteen months from the date of purchase, you may pay a 1% CDSC at the time of redemption. If you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. With respect to redemption of Class B shares held six years or less, a CDSC of 1% - 5% of the total original cost of the shares may be assessed. With respect to redemption of Class C shares held thirteen months or less, a CDSC of 1% of the total original cost of the shares may be assessed. With respect to Class K shares, if you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 0.70% on your Class K shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. For a non-qualified plan, in determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account. These charges are not assessed upon Class A, B, C, or K shares acquired through reinvestment of dividends or other distributions, or Class A, B, C, or K shares exchanged for the same class of another INVESCO Fund. For more information on CDSC charges, please see the subsection of theProspectus entitled "Choosing A Share Class" and the section of the Statement of Additional Information entitled "Distributor - Sales Charges and Dealer Concessions."

For all new accounts, please send a completed application form, and specify the fund or funds and class or classes of shares you wish to purchase. If you do not specify a fund or funds, your initial investment and any subsequent purchases will automatically go into INVESCO Cash Reserves Fund - Class A, a series of INVESCO Money Market Funds, Inc. You will receive a confirmation of this transaction and may contact INVESCO to exchange into the fund you choose.

A share of each class represents an identical interest in a Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges, and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee, if applicable, and the other expenses payable by that class.

INVESCO reserves the right to increase, reduce, or waive each Fund's minimum investment requirements in its sole discretion, if it determines this action is in the best interests of that Fund's shareholders. INVESCO also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange.

Please remember that if you pay by check, Automated Clearing House ("ACH"), or wire and your funds do not clear, you will be responsible for any related loss to a Fund or INVESCO. If you are already an INVESCO funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

MINIMUM INITIAL INVESTMENT. $1,000, which is waived for regular investment plans, including EasiVest and Direct Payroll Purchase, and certain retire ment plans, including IRAs.

MINIMUM SUBSEQUENT INVESTMENT. $50 (Minimums are lower for certain retirement plans.)

The following chart shows several ways to invest in a Fund if you invest directly through INVESCO.

METHOD                          INVESTMENT MINIMUM        PLEASE REMEMBER
--------------------------------------------------------------------------------
BY CHECK                        $1,000 for regular        INVESCO does not
Mail to:                        accounts; $250 for an     accept cash, credit
INVESCO Funds Group, Inc.       IRA; $50 for each         cards, travelers'
P.O. Box 173706                 subsequent investment.    cheques, credit card
Denver, CO 80217-3706.                                    checks, instant loan
You may send your check by                                checks, money orders,
overnight courier to:                                     or third party checks
4350 South Monaco Street                                  unless they are from
Denver, CO 80237.                                         another financial
                                                          institution related to
                                                          a retirement plan
                                                          transfer.
--------------------------------------------------------------------------------
BY WIRE                         $1,000 for regular
You may send your payment       accounts; $250 for an
by bank wire (call              IRA; $50 for each
1-800-525-8085 for              subsequent investment.
instructions).
--------------------------------------------------------------------------------
BY TELEPHONE WITH ACH           $1,000 for regular        You must provide your
Call 1-800-525-8085 to          accounts; $250 for an     bank account
request your purchase. Upon     IRA; $50 for each         information to INVESCO
your telephone                  subsequent investment.    prior to using this
instructions, INVESCO will                                option.
move money from your
designated bank/credit
union checking or savings
account in order to
purchase shares.
--------------------------------------------------------------------------------
BY INTERNET (INVESTOR           $1,000 for regular        You will need a Web
CLASS - GRANDFATHERED           accounts; $250 for        browser to use this
INVESTORS ONLY)                 an IRA; $50 for each      service. Internet
Go to the INVESCO Web site      subsequent investment.    transactions are
at invescofunds.com.                                      limited to a maximum
                                                          of $25,000.
--------------------------------------------------------------------------------
REGULAR INVESTING WITH          $50 per month for         Like all regular
EASIVEST OR DIRECT PAYROLL      EasiVest; $50 per pay     investment plans,
PURCHASE                        period for Direct         neither EasiVest nor
You may enroll on your          Payroll Purchase. You     Direct Payroll
fund application, or call       may start or stop your    Purchase ensures a
us for a separate form and      regular investment        profit or protects
more details. Investing         plan at any time, with    against loss in a
the same amount on a            two weeks' notice to      falling market.
monthly basis allows you        INVESCO.                  Because you'll invest
to buy more shares when                                   continually,
prices are low and fewer                                  regardless of varying
shares when prices are                                    price levels, consider
high. This "dollar cost                                   your financial ability
averaging" may help offset                                to keep buying through
market fluctuations. Over                                 low price levels. And
a period of time, your                                    remember that you will
average cost per share may                                lose money if you
be less than the actual                                   redeem your shares
average net asset value                                   when the market value
per share.                                                of all your shares is
                                                          less than their cost.
--------------------------------------------------------------------------------
BY PERSONAL ACCOUNT LINE        $50 for subsequent        You must provide your
WITH ACH                        investments.              bank account
Automated transactions by                                 information to INVESCO
telephone are available                                   prior to using this
for subsequent purchases                                  option. Automated
and exchanges 24 hours a                                  transactions are
day. Simply call                                          limited to a maximum
1-800-424-8085.                                           of $25,000.

METHOD                          INVESTMENT MINIMUM        PLEASE REMEMBER
--------------------------------------------------------------------------------
BY EXCHANGE                     $1,000 for regular        See "Exchange Policy."
Between the same class of       accounts; $250 for an
any two INVESCO funds.          IRA; $50 for each
Call 1-800-525-8085 for         subsequent investment.
prospectuses of other
INVESCO funds. Exchanges
may be made by phone or at
our Web site at
invescofunds.com. You may
also establish an
automatic monthly exchange
service between two
INVESCO funds; call us for
further details and the
correct form.

GRANDFATHERED INVESTORS. Investor Class shares of a Fund can be purchased only by:

o Persons or entities who had established an account in any of the funds managed and distributed by INVESCO (the "INVESCO Funds") in Investor Class shares prior to April 1, 2002 and have continuously maintained such account in Investor Class shares since April 1, 2002;
o Any person or entity listed in the account registration for any INVESCO Funds account in Investor Class shares that has been established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians, and designated beneficiaries;
o Customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with INVESCO and/or any of the INVESCO Funds' Investor Class shares prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002;
o  Defined benefit, defined contribution, and deferred compensation plans; and
o INVESCO employees, INVESCO Funds directors, AMVESCAP employees, AMVESCAP directors, and their immediate families.

For more detailed information about eligibility, please call 1-800-525-8085. If you hold INVESCO Funds Investor Class shares through a broker/dealer or other financial institution, your eligibility to purchase Investor Class shares may differ depending on that institution's policies.

EXCHANGE POLICY. You may exchange your shares in any of the Funds for shares of the same class in another INVESCO fund on the basis of their respective NAVs at the time of the exchange.

FUND EXCHANGES AN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

You will not pay a sales charge when exchanging Class B shares for other Class B shares, Class C shares for other Class C shares, or Class K shares for other Class K shares. If you make an exchange involving Class B, Class C, or Class K shares, the amount of time you held the original shares will be added to the holding period of the Class B, Class C, or Class K shares, respectively, into which you exchanged for the purpose of calculating any CDSC that may be assessed upon a subsequent redemption.

We have the following policies governing exchanges:
o Both fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
o  You may make up to four exchanges out of each Fund per twelve-month period.
o Each Fund reserves the right to reject any exchange request, or to modify or terminate the exchange policy, if it is in the best interests of the Fund. Notice of all such modifications or terminations that affect all shareholders of the Fund will be given at least sixty days prior to the effective date of the change, except in unusual instances, including a suspension of redemption of the exchanged security under Section 22(e) of the Investment Company Act of 1940.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the Fund into which you wish to exchange are temporarily stopped.

CHOOSING A SHARE CLASS. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to the class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Your financial intermediary can help you decide among the various classes. Please contact your financial intermediary for several convenient ways to invest in a Fund. Class A, B, C, and K shares of the Funds are available primarily through financial intermediaries.

In addition, you should also consider the factors below:

                            Investor
                            Class        Class A               Class B         Class C           Class K
                            -----        -------               -------         -------           -------
Initial Sales Charge        None         5.50%                 None            None              None

CDSC(1)                     None         1% on certain         1% - 5% for     1% for shares     0.70% on
                                         purchases held        shares held     held less         certain
                                         less than 18 months   less than 6     than 13           purchases
                                                               years           months            held less
                                                                                                 than 12
                                                                                                 months

12b-1 Fee                   0.25%        0.35%                 1.00%           1.00%             0.45%

Conversion                  No           No                    Yes(2)           No               No

Purchase Order Maximum      None         None                  $250,000        $1,000,000        None

(1) Please see the subsection entitled "Sales Charges" below and the section of the Funds' Statement of
    Additional Information entitled "Distributor -- Sales Charges and Dealer Concessions" for more information regarding CDSC charges and dealer concessions.
(2) Class B shares, along with the pro rata portion of the shares' reinvested dividends and distributions, automatically convert to Class A shares at the end of the month which is eight years after the date on which such Class B shares were purchased.

INTERNET TRANSACTIONS (INVESTOR CLASS - GRANDFATHERED INVESTORS ONLY).

Investors may open new accounts and exchange and redeem Investor Class shares of any INVESCO fund through the INVESCO Web site. To use this service, you will need a web browser (presently Netscape version 4.0 or higher, Microsoft Internet Explorer version 4.0 or higher, or AOL version 5.0 or higher) and the ability to use the INVESCO Web site. INVESCO will accept Internet purchase instructions only for exchanges or if the purchase price is paid to INVESCO through debiting your bank account, and any Internet cash redemptions will be paid only to the same bank account from which the payment to INVESCO originated. INVESCO imposes a limit of $25,000 on Internet purchase and redemption transactions. Other minimum transaction amounts are discussed in this Prospectus. You may also download an application to open an account from the Web site, complete it by hand, and mail it to INVESCO, along with a check.

INVESCO employs reasonable procedures to confirm that transactions entered into over the Internet are genuine. These procedures include the use of alphanumeric passwords, secure socket layering, encryption, and other precautions reasonably designed to protect the integrity, confidentiality, and security of shareholder information. In order to enter into a transaction on the INVESCO Web site, you will need an account number, your Social Security number, and an alphanumeric password. If INVESCO follows these procedures, neither INVESCO, its affiliates nor any INVESCO fund will be liable for any loss, liability, cost, or expense for following instructions communicated via the Internet that are reasonably believed to be genuine or that follow INVESCO's security procedures. By entering into the user's agreement with INVESCO to open an account through our Web site, you lose certain rights if someone gives fraudulent or unauthorized instructions to INVESCO that result in a loss to you.

SALES CHARGES (CLASS A, B, C, AND K ONLY)

Sales charges on Class A shares of the Funds are detailed below. As used below, the term "offering price" with respect to Class A shares includes the initial sales charge.

INITIAL SALES CHARGES. Class A shares of the Funds are subject to the following initial sales charges:

                                                       Investor's Sales Charge
Amount of investment                                As a % of         As a % of
in a single transaction                            offering price     investment

Less than                                $25,000       5.50%             5.82%
$25,000                 but less than    $50,000       5.25%             5.54%
$50,000                 but less than    $100,000      4.75%             4.99%
$100,000                but less than    $250,000      3.75%             3.90%
$250,000                but less than    $500,000      3.00%             3.09%
$500,000                but less than    $1,000,000    2.00%             2.04%
$1,000,000              or more                        NAV               NAV

CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS A AND CLASS K SHARES. You can purchase $1,000,000 or more of Class A shares at net asset value, and the distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more. However, if you purchase shares worth $1,000,000 or more, they may be subject to a CDSC of 1% if you redeem them prior to eighteen months after the date of purchase. We will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in your account. If your holding period is less than eighteen months, the CDSC may be assessed on the amount of the total original cost of the shares. For qualified plans investing in Class A shares, you may pay a CDSC of 1% if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. For qualified plans investing in Class K shares, you may pay a CDSC of 0.70% if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account.

CDSC FOR CLASS B AND CLASS C SHARES. You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages. If your holding period is less than six years for Class B shares and thirteen months for Class C shares, the CDSC may be assessed on the amount of the total original cost of the shares.

Year Since
purchase made                         Class B                   Class C

First                                 5%                        1%(1)
Second                                4%                        None
Third                                 3%                        None
Fourth                                3%                        None
Fifth                                 2%                        None
Sixth                                 1%                        None
Seventh and following                 None(2)                   None

(1) The first year will consist of the first thirteen months.
(2) Class B shares, along with the pro rata portion of the shares' reinvested dividends and distributions, automatically convert to Class A shares at the end of the month which is eight years after the date on which such Class B shares were purchased.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS. You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

     REDUCED SALES CHARGES. You may be eligible to buy Class A shares at reduced initial sales charge rates under Right of Accumulation or Letter of Intent under certain circumstances.

          RIGHTS OF ACCUMULATION. You may combine your new purchases of Class A shares for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

          LETTER OF INTENT. Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the Fund during a thirteen-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the thirteen-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

     INITIAL SALES CHARGE/CDSC EXCEPTIONS

     You will not pay initial sales charges:

     o  on shares purchased by reinvesting dividends and distributions;
     o  when exchanging shares of the same class among certain INVESCO funds;
     o  when using the reinstatement privilege;
     o when a merger, consolidation, or acquisition of assets of an INVESCO fund occurs; and
     o  upon automatic conversion of Class B to Class A.

     You will not pay a CDSC:
     o  if you purchase less than $1,000,000 of Class A shares;
     o if you purchase $1,000,000 or more of Class A shares and hold those shares for more than eighteen months;
     o  if you redeem Class B shares you held for more than six years;
     o  if you redeem Class C shares you held for more than thirteen months;

     o if you participate in the periodic withdrawal program and withdraw up to 10% of the value of your shares that are subject to a CDSC in any twelve-month period. The value of your shares, and applicable twelve-month period, will be calculated based upon the value of your account on, and the date of, the first periodic withdrawal.
     o if you redeem shares acquired through reinvestment of dividends and distributions;
     o if you are a qualified plan investing in Class A or Class K shares and elect to forego any dealer concession;
     o  on increases in the net asset value of your shares;
     o  to pay account fees;
     o for IRA distributions due to death or disability or periodic distributions based on life expectancy;
     o to return excess contributions (and earnings, if applicable) from retirement plan accounts; or for redemptions following the death of a shareholder or beneficial owner.

There may be other situations when you may be able to purchase or redeem shares at reduced or no sales charges. Consult the Funds' Statement of Additional Information for further details.

DISTRIBUTION EXPENSES. We have adopted a Master Distribution Plan and Agreement (commonly known as a "12b-1 Plan") for each class of shares of the Funds. The 12b-1 fees paid by each Fund's classes of shares are used to pay distribution and service fees to ADI for the sale and distribution of the Funds' shares and to pay for services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts. Because each Fund's shares pay these fees out of their assets on an ongoing basis, these fees increase the cost of your investment.

Under each Plan, payments are limited to an amount computed at each class's applicable 12b-1 fee. If distribution expenses for a class exceed these computed amounts, ADI pays the difference. Conversely, if distribution fees are less than computed amounts, ADI retains the difference.

[INVESCO ICON]  YOUR ACCOUNT SERVICES

With the exception of householding, the following information pertains only to shareholders who hold their shares directly through INVESCO.

SHAREHOLDER ACCOUNTS. INVESCO maintains your share account, which contains your current Fund holdings. The Funds do not issue share certificates.

INVESCO PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL, OR EXCHANGE YOUR SHARES OF ANY INVESCO MUTUAL FUND

QUARTERLY INVESTMENT SUMMARIES. Each calendar quarter, you receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your INVESCO funds.

TRANSACTION CONFIRMATIONS. You receive detailed confirmations of individual purchases, exchanges, and sales. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions are confirmed on your quarterly Investment Summaries.

TELEPHONE TRANSACTIONS. You and your financial intermediary or plan or program sponsor may buy, exchange, and sell Fund shares by telephone, unless these privileges are specifically declined when the INVESCO new account Application is filled out.

YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT OUR WEB SITE. INVESCOFUNDS.COM.

Unless you decline the telephone transaction privileges, when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to INVESCO that result in a loss to you. In general, if INVESCO has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, INVESCO is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

HOUSEHOLDING. To save money for the Funds, you may receive only one copy of a prospectus or financial report to each household address. This process, known as "householding," is used for most required shareholder mailings. It does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time by calling or writing INVESCO. You may also request that householding be eliminated from all your required mailings.

IRAS AND OTHER RETIREMENT PLANS. Shares of any INVESCO mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call INVESCO for information and forms to establish or transfer your existing retirement plan or account.

[INVESCO ICON]  HOW TO SELL SHARES

The chart in this section shows several convenient ways to sell your Fund shares if you invest directly through INVESCO. If you invest in a Fund through a financial intermediary, please consult the financial intermediary, or with respect to Class K shares, the plan or program sponsor, for information on how to sell shares of a Fund. You may be charged a commission or transaction fee by your financial intermediary or plan or program sponsor for sales of Fund shares.

Shares of the Funds may be sold at any time at the next NAV calculated after your request to sell is received by INVESCO in proper form. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

Various fees may apply to Fund redemptions. You may be charged a CDSC at the time of redemption, depending on how long you have held your shares. If you buy $1,000,000 or more of Class A shares and redeem the shares within eighteen months from the date of purchase, you may pay a 1% CDSC at the time of redemption. If you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. With respect to redemption of Class B shares held six years or less, a CDSC of 1% - 5% of the total original cost of the shares may be assessed. With respect to redemption of Class C shares held thirteen months or less, a CDSC of 1% of the total original cost of the shares may be assessed. With respect to Class K shares, if you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 0.70% on your Class K shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. For a non-qualified plan in determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account. These charges are not assessed upon Class A, B, C, or K shares acquired through reinvestment of dividends or other distributions, or Class A, B, C, or K shares exchanged for the same class of another INVESCO Fund. For more information on CDSC charges, please see the subsection of the Prospectus entitled "Choosing A Share Class" and the section of the Statement of Additional Information entitled "Distributor-Sales Charges and Dealer Concessions."

TO SELL SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME.

If you own shares in more than one INVESCO fund, please specify the fund whose shares you wish to sell and specify the class of shares. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

While INVESCO attempts to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by telephone.

INVESCO usually forwards the proceeds from the sale of fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your INVESCO fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to twelve business days.

If you participate in EasiVest, the Funds' automatic monthly investment program, and sell all of the shares in your account, we will not make any additional EasiVest purchases unless you give us other instructions.

Because of the Funds' expense structures, it costs as much to handle a small account as it does to handle a large one. If the value of your account in a Fund falls below $250 as a result of your actions (for example, sale of your Fund shares), the Fund reserves the right to sell all of your shares, send the proceeds of the sale to you and close your account. Before this is done, you will be notified and given sixty days to increase the value of your account to $250 or more.

REDEMPTION FEES. Except for any applicable CDSC, we will not charge you any fees to redeem your shares; however, your financial intermediary may charge service fees for handling these transactions.

REINSTATEMENT PRIVILEGE (CLASS A AND CLASS B ONLY). You may, within ninety days after you sell Class A or Class B shares, reinvest all or part of your redemption proceeds in Class A shares of a Fund at net asset value in an identically registered account. You will not pay any sales charges on the amount reinvested. You must notify INVESCO in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per calendar year.

The following chart shows several ways to sell your shares of the Funds if you invest directly through INVESCO.

METHOD                      REDEMPTION MINIMUM         PLEASE REMEMBER
--------------------------------------------------------------------------------
BY TELEPHONE                Any amount.                You must provide an IRA
Call us toll-free at:                                  redemption form to
1-800-525-8085.                                        INVESCO prior to making
                                                       an IRA redemption by
                                                       telephone. INVESCO's
                                                       telephone redemption
                                                       privileges may be
                                                       modified or terminated in
                                                       the future at INVESCO's
                                                       discretion. The maximum
                                                       amount which may be
                                                       redeemed by telephone is
                                                       generally $25,000.

METHOD                      REDEMPTION MINIMUM         PLEASE REMEMBER
--------------------------------------------------------------------------------
IN WRITING                  Any amount.                The redemption request
Mail your request to:                                  must be signed by all
INVESCO Funds Group, Inc.                              registered account
P.O. Box 173706                                        owners. Payment will be
Denver, CO 80217-3706.                                 mailed to your address
You may also send your                                 as it appears on
request by overnight                                   INVESCO's records, or to
courier to:                                            a bank designated by you
4350 South Monaco Street                               in writing.
Denver, CO 80237.
--------------------------------------------------------------------------------
BY TELEPHONE WITH ACH       Any amount.                You must provide your
Call 1-800-525-8085 to                                 bank account information
request your redemption.                               or IRA redemption form
                                                       to INVESCO prior to
                                                       using this option.
                                                       INVESCO will
                                                       automatically pay the
                                                       proceeds into your
                                                       designated bank account.
--------------------------------------------------------------------------------
BY INTERNET (INVESTOR       Any amount. IRA            You will need a Web
CLASS - GRANDFATHERED       redemptions are not        browser to use this
INVESTORS ONLY) Go to       permitted via the          service. Internet
the INVESCO Web site at     Internet.                  transactions are limited
invescofunds.com                                       to a maximum of $25,000.
                                                       INVESCO will
                                                       automatically pay the
                                                       proceeds into your
                                                       designated bank account.

--------------------------------------------------------------------------------
BY PERSONAL ACCOUNT LINE    $50.                       Be sure to write down
WITH ACH (INVESTOR CLASS                               the confirmation number
- - GRANDFATHERED INVESTORS                              provided to you. You
ONLY)                                                  must forward your bank
Automated transactions                                 account information to
by telephone are                                       INVESCO prior to using
available for                                          this option.
redemptions and
exchanges 24 hours a
day. Simply call
1-800-424-8085.
--------------------------------------------------------------------------------
PERIODIC WITHDRAWAL PLAN    $100 per payment on a      You must have at least
You may call us to          monthly or quarterly       $10,000 total invested
request the appropriate     basis. The redemption      with the INVESCO funds
form and more               check may be made          with at least $5,000 of
information at              payable to any party you   that total invested in
1-800-525-8085.             designate.                 the fund from which
                                                       withdrawals will be
                                                       made.
--------------------------------------------------------------------------------
PAYMENT TO THIRD PARTY      Any amount.                All registered account
Mail your request to:                                  owners must sign the
INVESCO Funds Group, Inc.                              request, with signature
P.O. Box 173706                                        guarantees from an
Denver, CO 80217-3706.                                 eligible guarantor
                                                       financial institution,
                                                       such as a commercial
                                                       bank or a recognized
                                                       national or regional
                                                       securities firm.

[GRAPH ICON]  TAXES

Everyone's tax status is unique. We manage the Funds in an effort to provide maximum total returns to all shareholders of the Funds. INVESCO generally focuses on pre-tax results and ordinarily does not manage a Fund to minimize taxes. We may, nevertheless, take advantage of opportunities to mitigate taxes through management of capital gains and losses. We encourage you to consult your own tax adviser on the tax impact to you of investing in the Funds.

TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER.

Each Fund customarily distributes to its shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of a Fund's shares that you own. These distributions are required under federal tax laws governing mutual funds. It is the policy of each Fund to distribute all investment company taxable income and net capital gains. As a result of this policy and each Fund's qualification as a regulated investment company, it is anticipated that none of the Funds will pay any federal income or excise taxes. Instead, each Fund will be accorded conduit or "pass through" treatment for federal income tax purposes.

However, unless you are (or your account is) exempt from income taxes, you must include all dividends and capital gain distributions paid to you by a Fund in your taxable income for federal, state, and local income tax purposes. You also may realize capital gains or losses when you sell shares of a Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the distributing Fund(s) or other INVESCO funds.

If you have not provided INVESCO with complete, correct tax information, the Funds are required by law to withhold from your distributions, and any money that you receive from the sale of shares of the Funds, a backup withholding tax at the rate in effect on the date of the transaction.

Unless your account is held through a financial intermediary, we will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

[GRAPH ICON]  DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Funds earn ordinary or investment income from dividends and interest on their investments. The Funds expect to distribute substanially all of this investment income, less Fund expenses, to shareholders quarterly. All Funds can make distributions at other times, if they choose to do so. Please note that classes with higher expenses are expected to have lower dividends.

NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS ARE DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT OR TAX-DEFERRED ACCOUNTS).

Each Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), a Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in November or December. Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares.

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long a Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income. Long-term capital gains which are derived from the sale of assets held for more than one year are taxed at up to the maximum capital gains rate, currently 20% for individuals.

A Fund's daily NAV reflects all ordinary income and realized capital gains that have not yet been distributed to shareholders. Therefore, a Fund's NAV will drop by the amount of a distribution, net of market fluctuations, on the day the distribution is declared. If you buy shares of a Fund just before a distribution is declared, you may wind up "buying a distribution." This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Although purchasing your shares at the resulting higher NAV may mean a smaller capital gain or greater loss upon sale of the shares, most shareholders want to avoid the purchase of shares immediately before the distribution record date. However, keep in mind that your basis in the Fund will be increased to the extent such distributions are reinvested in the Fund. If you sell your shares of a Fund at a loss for tax purposes and then replace those shares with a substantially identical investment either thirty days before or after that sale, the transaction is usually considered a "wash sale" and you will not be able to claim a tax loss.

Dividends and capital gain distributions paid by each Fund are automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in another INVESCO fund or paid to you by check or electronic funds transfer. If you choose to be paid by check, the minimum amount of the check must be at least $10; amounts less than that will be automatically reinvested. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, are generally subject to federal income tax.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the various classes of each Fund for the past five years (or, if shorter, the period of the class's operations). Certain information reflects financial results for a single Fund share. Since Class K shares of Total Return Fund had not commenced operations as of May 31, 2003, financial information is not available for that class as of the date of this Prospectus. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in INVESCO Combination Stock & Bond Funds, Inc.'s 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.

                                                                                                         PERIOD           YEAR
                                                                                                         ENDED            ENDED
                                                          YEAR ENDED MAY 31                              MAY 31           JUNE 30
------------------------------------------------------------------------------------------------------------------------------------
CORE EQUITY FUND -- INVESTOR CLASS
PER SHARE DATA                                    2003           2002           2001           2000          1999(a)           1998
Net Asset Value--Beginning of Period       $     11.60    $     13.91    $     15.45    $     15.85   $     16.18      $      15.31
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                             0.10           0.16           0.22           0.24          0.30              0.38
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                       (1.17)         (1.88)         (0.31)          1.05          1.19              2.54
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                 (1.07)         (1.72)         (0.09)          1.29          1.49              2.92
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                  0.10           0.59           1.45           1.69          1.82              2.05
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of  Period            $     10.43    $     11.60    $     13.91    $     15.45   $     15.85      $      16.18
====================================================================================================================================

TOTAL RETURN                                     (9.18%)       (12.42%)        (0.45%)         8.46%        10.31%(b)         20.55%

RATIOS
Net Assets--End of Period
  ($000 Omitted)                           $ 2,518,441    $ 3,184,866    $ 4,120,025    $ 4,405,739   $ 4,845,036      $  5,080,735
Ratio of Expenses to Average Net
  Assets(c)(d)                                    1.08%          1.02%          0.96%          0.93%         0.90%(e)          0.90%
Ratio of Net Investment Income to
  Average Net Assets(d)                           0.99%          1.27%          1.47%          1.52%         2.10%             2.35%
Portfolio Turnover Rate                             36%            25%            36%            50%           47%(b)            58%

(a)  From July 1, 1998 to May 31, 1999.
(b)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(c)  Ratio is based on Total Expenses of the Class, less Expenses Absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian, distribution, and transfer agent fees).
(d)  Various expenses of the Class were voluntarily absorbed by INVESCO for the period ended May 31, 1999 and the year ended June
     30, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.91%
     (annualized) and 0.90%, respectively, and ratio of net investment income to average net assets would have been 2.09%
     (annualized) and 2.35%, respectively.
(e)  Annualized

                                                                                CLASS A                          CLASS B
                                                                       YEAR ENDED      PERIOD ENDED     YEAR ENDED      PERIOD ENDED
                                                                         MAY 31           MAY 31          MAY 31           MAY 31
------------------------------------------------------------------------------------------------------------------------------------
CORE EQUITY FUND-- CLASS A & CLASS B                                      2003             2002(a)         2003            2002(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                 $   11.56        $   12.34       $   11.54       $   12.34
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                                           0.15             0.01           (0.00)           0.01
Net Losses on Securities (Both Realized and
  Unrealized)                                                            (1.21)           (0.71)          (1.17)          (0.73)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                         (1.06)           (0.70)          (1.17)          (0.72)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                                          0.15             0.08            0.10            0.08
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                       $   10.35        $   11.56       $   10.27       $   11.54
===================================================================================================================================

TOTAL RETURN(d)                                                          (9.09%)          (5.67%)(e)     (10.11%)         (5.83%)(e)

RATIOS
Net Assets--End of Period ($000 Omitted)                             $   4,674        $     297       $   1,264       $     258
Ratio of Expenses to Average Net Assets(f)(g)                             1.23%            0.99%(h)        2.16%           1.62%(h)
Ratio of Net Investment Income (Loss) to Average Net Assets(g)            0.92%            1.41%(h)       (0.05%)          0.84%(h)
Portfolio Turnover Rate                                                     36%              25%(i)          36%             25%(i)

(a) From April 1, 2002, inception of Class, to May 31, 2002
(b) The per share information for Class B was computed based on average shares for the year ended May 31, 2003.
(c) Net Investment Loss for Class B aggregated less than $0.01 on a per share basis for the year ended May 31 2003.
(d) The applicable sales charges for Class A or CDSC for Class B is not included in the Total Return calculation.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, less Expenses absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(g) Various expenses of Class B were voluntarily absorbed by INVESCO for the year ended May 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.57% and ratio of net investment loss to average net assets would have been (0.46%).
(h) Annualized
(i) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2002.

                                                                                                                           PERIOD
                                                                                                                           ENDED
                                                                                       YEAR ENDED MAY 31                   MAY 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 2003         2002         2001             2000(a)
CORE EQUITY FUND--CLASS C
PER SHARE DATA
Net Asset Value--Beginning of Period                                       $    11.51   $    13.77   $    15.32       $    14.55
------------------------------------------------------------------------------------------------------------------------------------
INCOME  FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                                    (0.01)        0.05         0.18             0.12
Net Gains or (Losses) on Securities (Both Realized and Unrealized)              (1.16)       (1.86)       (0.38)            0.84
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT  OPERATIONS                                               (1.17)       (1.81)       (0.20)            0.96
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                                                 0.00         0.45         1.35             0.19
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                             $    10.34   $    11.51   $    13.77       $    15.32
====================================================================================================================================

TOTAL RETURN(b)                                                                (10.17%)     (13.17%)      (1.22%)           6.66%(c)

RATIOS
Net Assets--End of Period ($000 Omitted)                                   $    8,912   $    9,747   $   10,404       $    1,388
Ratio of Expenses to Average Net Assets(d)                                       2.20%        1.90%        1.73%            1.67%(e)
Ratio of Net Investment Income (Loss) to Average Net Assets                     (0.12%)       0.40%        0.75%            0.94%(e)
Portfolio Turnover Rate                                                            36%          25%          36%              50%(f)

(a) From February 15, 2000, inception of Class, to May 31, 2000.
(b) The applicable CDSC is not included in the Total Return calculation.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(e) Annualized
(f) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2000.

                                                                                                                      PERIOD ENDED
                                                                                        YEAR ENDED MAY 31                 MAY 31
------------------------------------------------------------------------------------------------------------------------------------
CORE EQUITY FUND-- CLASS K                                                           2003               2002               2001(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                           $    11.41         $    13.84         $    14.38
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                                                         0.01               0.20              (0.05)
Net Losses on Securities (Both Realized and Unrealized)                             (1.16)             (1.98)             (0.48)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                    (1.15)             (1.78)             (0.53)
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                                                     0.01               0.65               0.01
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                                 $    10.25         $    11.41         $    13.84
====================================================================================================================================

TOTAL RETURN                                                                       (10.07%)           (12.91%)            (3.68%)(c)

RATIOS
Net Assets--End of Period ($000 Omitted)                                       $   22,450         $   28,372         $        1
Ratio of Expenses to Average Net Assets(d)(e)                                        1.98%              1.18%              3.00%(f)
Ratio of Net Investment Income (Loss) to Average Net Assets(e)                       0.08%              1.08%             (0.71%)(f)
Portfolio Turnover Rate                                                                36%                25%                36%(g)

(a) From December 14, 2000, inception of Class, to May 31, 2001.
(b) The per share information was computed based on average shares for the year ended May 31, 2003.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by INVESCO for the year ended May 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.63% and ratio fo net investment loss to average net assets would have been (0.57%).
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2001.

                                                                                                               PERIOD        YEAR
                                                                                                               ENDED         ENDED
                                                                  YEAR ENDED MAY 31                            MAY 31       JULY 31
------------------------------------------------------------------------------------------------------------------------------------
                                                  2003          2002            2001            2000           1999(a)         1998
BALANCED FUND-- INVESTOR CLASS
PER SHARE DATA
Net Asset Value--Beginning of Period       $     13.79   $     15.99     $     17.18     $     16.78    $     15.71     $     15.86
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                             0.18          0.24            0.34            0.32           0.24            0.33
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                 (0.84)        (2.22)          (0.95)           0.92           1.73            1.50
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                 (0.66)        (1.98)          (0.61)           1.24           1.97            1.83
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                  0.12          0.22(b)         0.58            0.84           0.90            1.98
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period             $     13.01   $     13.79     $     15.99     $     17.18    $     16.78     $     15.71
====================================================================================================================================

TOTAL RETURN                                     (4.78%)      (12.37           (3.65%)          7.47%         13.12           12.90%

RATIOS
Net Assets--End of Period ($000
Omitted)                                   $   537,543   $   784,095     $ 1,087,540     $   644,957    $   324,838     $   216,624
Ratio of Expenses to Average Net
Assets(d)(e)                                      1.26%         1.22%           1.07%           1.15%          1.21%(f)        1.22%
Ratio of Net Investment Income to Average
  Net Assets(e)                                   1.32%         1.63%           2.07%           1.98%          1.94%(f)        2.18%
Portfolio Turnover Rate                             94%           87%             67%             89%           100%(c)         108%

(a) From August 1, 1998 to May 31, 1999.
(b) Dividends and Distributions included a tax return of capital which aggregated less than $0.01 on a per share basis.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(e) Various expenses of the Class were voluntarily absorbed by INVESCO for the year ended May 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.31% and ratio of net investment income to average net assets would have been 1.27%.
(f) Annualized

                                                                              CLASS A                            CLASS B

                                                                    YEAR ENDED       PERIOD ENDED     YEAR ENDED       PERIOD ENDED
                                                                      MAY 31           MAY 31           MAY 31           MAY 31
------------------------------------------------------------------------------------------------------------------------------------
BALANCED FUND-- CLASS A & CLASS B                                       2003             2002(a)          2003             2002(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                $  13.71         $  14.45         $  13.71         $  14.45
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                   0.24             0.02             0.26             0.02
Net Losses on Securities (Both Realized and Unrealized)                (0.93)           (0.62)           (1.03)           (0.64)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                       (0.69)           (0.60)           (0.77)           (0.62)
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                                        0.40             0.14             0.51             0.12
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                      $  12.62         $  13.71         $  12.43         $  13.71
====================================================================================================================================

TOTAL RETURN(B)                                                        (4.88%)          (4.19%)(c)       (5.46%)          (4.28%)(c)

RATIOS
Net Assets--End of Period ($000 Omitted)                            $    376         $    127         $    255         $     58
Ratio of Expenses to Average Net Assets(d)(e)                           1.34%            1.04%(f)         2.01%            1.77%(f)
Ratio of Net Investment Income to Average Net Assets(e)                 1.21%            1.56%(f)         0.55%            1.01%(f)
Portfolio Turnover Rate                                                   94%              87%(g)           94%              87%(g)

(a) From April 1, 2002, inception of Class, to May 31, 2002.
(b) The applicable sales charges for Class A or CDSC for Class B is not included in the Total Return calculation.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of each Class were voluntarily absorbed by INVESCO for the year ended May 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.51% for Class A and 4.45% for Class B and ratio of net investment income (loss) to average net assets would have been 0.04% for Class A and (1.89%) for Class B.
(f) Annualized.
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2002.

                                                                                                                          PERIOD
                                                                                                                          ENDED
                                                                                    YEAR ENDED MAY 31                     MAY 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                         2003            2002            2001              2000(a)
BALANCED FUND--CLASS C
PER SHARE DATA
Net Asset Value--Beginning of Period                                $   13.81       $   15.94       $   17.05         $   17.38
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                    0.15            0.19            0.28              0.17
Net Losses on Securities (Both Realized and Unrealized)                 (0.91)          (2.27)          (0.99)            (0.25)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                        (0.76)          (2.08)          (0.71)            (0.08)
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                                         0.02            0.05            0.40              0.25
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                      $   13.03       $   13.81       $   15.94         $   17.05
====================================================================================================================================
                                                                                                                      =========
TOTAL RETURN(b)                                                         (5.52%)        (13.08%)         (4.25%)           (0.46%)(c)

RATIOS
Net Assets-- End of Period ($000 Omitted)                           $   2,878       $   4,296       $   8,468         $   2,134
Ratio of Expenses to Average Net Assets(d)(e)                            2.01%           2.00%           1.81%             1.77%(f)
Ratio of Net Investment Income to  Average Net Assets(e)                 0.58%           0.89%           1.36%             1.57%(f)
Portfolio Turnover Rate                                                    94%             87%             67%               89%(g)

(a) From February 15, 2000, inception of Class, to May 31, 2000.
(b) The applicable CDSC is not included in the Total Return calculation.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by INVESCO for the years ended May 31, 2003 and 2002. If such expenses had not been absorbed, ratio of expenses to average net assets would have been 2.74% and 2.07%, respectively and ratio of net investment income (loss) to average net assets would have been (0.15%) and 0.82%, respectively.
(f)  Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2000.

                                                                                         YEAR ENDED                     PERIOD ENDED
                                                                                           MAY 31                          MAY 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                2003                2002                   2001(a)
BALANCED FUND-- CLASS K
PER SHARE DATA
Net Asset Value--Beginning of Period                                      $    13.64          $    15.96             $    17.36
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                           0.08                0.17                   0.13
Net Losses on Securities (Both Realized and Unrealized)                        (0.76)              (2.16)                 (1.39)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT  OPERATIONS                                              (0.68)              (1.99)                 (1.26)
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                                                0.08                0.33(b)                0.14
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                            $    12.88          $    13.64             $    15.96
====================================================================================================================================

TOTAL RETURN                                                                   (4.96%)            (12.55%)                (7.25%)(c)

RATIOS
Net Assets--End of Period ($000 Omitted)                                  $    8,483          $   12,257             $        1
Ratio of Expenses to Average Net Assets(d)(e)                                   1.46%               1.39%                  1.47%(f)
Ratio of Net Investment Income to Average Net Assets(e)                         1.12%               1.26%                  1.65%(f)
Portfolio Turnover Rate                                                           94%                 87%                    67%(g)

(a) From December 14, 2000, inception of Class, to May 31, 2001.
(b) Dividends and Distributions included a tax return of capital which aggregated less than $0.01 on a per share basis.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by INVESCO for the year ended May 31, 2003 and the period ended May 31,
    2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.52% and
    3.09% (annualized), respectively, and ratio of net investment income to average net assets would have been 1.06% and 0.03%
    (annualized), respectively.
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2001.

                                                                                                              PERIOD         YEAR
                                                                                                              ENDED         ENDED
                                                                  YEAR ENDED MAY 31                           MAY 31       AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND--                               2003           2002           2001           2000           1999(a)          1998
  INVESTOR CLASS
PER SHARE DATA
Net Asset Value--Beginning of Period         $   24.28    $     26.75    $     27.74    $     32.37    $     28.16      $     27.77
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income                             0.40           0.39           0.55           0.81           0.60             0.83
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                 (1.63)         (1.74)         (0.29)         (3.47)          5.03             0.87
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                 (1.23)         (1.35)          0.26          (2.66)          5.63             1.70
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                  1.09           1.12           1.25           1.97           1.42             1.31
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period               $   21.96    $     24.28    $     26.75    $     27.74    $     32.37      $     28.16
====================================================================================================================================

TOTAL RETURN                                     (4.85%)        (5.13%)         1.08%         (8.29%)        20.27%(b)         6.02%

RATIOS
Net Assets--End of Period ($000 Omitted)     $ 810,787    $ 1,080,197    $ 1,462,543    $ 2,326,899    $ 3,418,746      $ 2,561,016
Ratio of Expenses to Average Net Assets(c)(d)     1.26%          1.49%          1.27%          1.00%          0.83%(e)         0.79%
Ratio of Net Investment Income to
  Average Net Assets(d)                           1.90%          1.57%          1.98%          2.60%          2.61%(e)         2.82%
Portfolio Turnover Rate                             45%            54%            76%            49%             7%(b)           17%

(a) From September 1, 1998 to May 31, 1999.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(d) Various expenses of the Class were voluntarily absorbed by INVESCO for the year ended May 31, 2003, the period ended May 31,
    1999 and the year ended August 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.50%, 0.84% (annualized) and 0.80%, respectively, and ratio of net investment income to average net assets would have been 1.66%, 2.60% (annualized) and 2.81%, respectively.
(e) Annualized

                                                                                   CLASS A                        CLASS B

                                                                           YEAR ENDED   PERIOD ENDED      YEAR ENDED   PERIOD ENDED
                                                                             MAY 31        MAY 31           MAY 31        MAY 31
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND-- CLASS A & CLASS B                                         2003          2002(a)          2003          2002(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                      $  24.08      $  25.28         $  24.08      $  25.28
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                         0.63          0.03             0.54          0.02
Net Losses on Securities (Both Realized and Unrealized)                      (1.89)        (0.95)           (1.94)        (0.96)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                             (1.26)        (0.92)           (1.40)        (0.94)
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                                              1.35          0.28             1.37          0.26
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                            $  21.47      $  24.08         $  21.31      $  24.08
====================================================================================================================================

TOTAL RETURN(b)                                                              (4.99%)       (3.64%)(c)       (5.54%)       (3.76%)(c)

RATIOS
Net Assets--End of Period ($000 Omitted)                                  $    546      $     93         $    570      $     91
Ratio of Expenses to Average Net Assets(d)(e)                                 1.34%         1.18%(f)         2.01%         1.86%(f)
Ratio of Net Investment Income to Average Net Assets(e)                       1.76%         2.11%(f)         1.13%         1.27%(f)
Portfolio Turnover Rate                                                         45%           54%(g)           45%           54%(g)

(a) From April 1, 2002, inception of Class, to May 31, 2002
(b) The applicable sales charges for Class A or CDSC for Class B is not included in the Total Return calculation.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of each Class were absorbed by INVESCO for the year ended May 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.94% for Class A and 3.33% for Class B and ratio of net investment income (loss) to average net assets would have been 1.16% for Class A and (0.19%) for Class B.
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2002.

                                                                                                                        PERIOD ENDED
                                                                                       YEAR ENDED MAY 31                    MAY 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                2003          2002          2001            2000(a)
TOTAL RETURN FUND--CLASS C
PER SHARE DATA
Net Asset Value--Beginning of Period                                        $  23.60      $  26.07      $  27.30        $  26.71
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                           0.12          0.05          0.43            0.29
Net Gains or (Losses) on Securities (Both Realized and Unrealized)             (1.54)        (1.71)        (0.94)           0.87
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                               (1.42)        (1.66)        (0.51)           1.16
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                                                0.71          0.81          0.72            0.57
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                              $  21.47      $  23.60      $  26.07        $  27.30
====================================================================================================================================

TOTAL RETURN(b)                                                                (5.91%)       (6.44%)       (1.78%)          4.40%(c)

RATIOS
Net Assets--End of Period ($000 Omitted)                                    $    787      $    591      $    334        $     10
Ratio of Expenses to Average Net Assets(d)(e)                                   2.24%         2.59%         2.30%           2.94%(f)
Ratio of Net Investment Income to Average Net Assets(e)                         0.89%         0.46%         0.84%           1.46%(f)
Portfolio Turnover Rate                                                           45%           54%           76%             49%(g)

(a) From February 15, 2000, inception of Class, to May 31, 2000.
(b) The applicable CDSC is not included in the Total Return calculation.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by INVESCO for the year ended May 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.49%, and ratio of net investment loss to average net aseets would have been (0.36%).
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2000.

AUGUST 12, 2003


INVESCO COMBINATION STOCK & BOND FUNDS, INC.
INVESCO Core Equity Fund--INVESTOR CLASS, CLASS A, B, C, AND K
INVESCO BALANCED FUND--INVESTOR CLASS, CLASS A, B, C, AND K
INVESCO TOTAL RETURN FUND--INVESTOR CLASS, CLASS A, B, C, AND K

You may obtain additional information about the Funds from several sources:

FINANCIAL REPORTS. Although this Prospectus describes the Funds' anticipated investments and operations, the Funds also prepare annual and semiannual reports that detail the Funds' actual investments at the report date. These reports include discussion of each Fund's recent performance, as well as the effect of market and general economic trends and a Fund's investment strategy on each Fund's performance. The annual report also includes the report of the Funds' independent accountants.

STATEMENT OF ADDITIONAL INFORMATION. The SAI dated August 12, 2003, is a supplement to this Prospectus and has detailed information about the Funds and their investment policies and practices. A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.

INTERNET. The current Prospectus of the Funds may be accessed through the INVESCO Web site at invescofunds.com. In addition, the Prospectus, SAI, annual report, and semiannual report of the Funds are available on the SEC Web site at www.sec.gov.

To obtain a free copy of the current Prospectus, SAI, annual report, or semiannual report, write to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739; or call 1-800-347-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090. This information can be obtained by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Funds are 811-8066 and 033-69904.


811-8066

                                                                    APPENDIX III

YOUR FUND'S REPORT

TOTAL RETURN FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

All three of the major indexes measuring stock market performance retreated during the 12-month period ended May 31, 2003. For the majority of the year, investors were assailed by one concern after the next, from news of corporate accounting fraud, to rising oil prices, to the war in Iraq and the ongoing threat of terrorism. Additionally, there were few signs of improvement in the economy, with consumer confidence dropping dramatically and the Institute for Supply Management's monthly reports on the manufacturing sector showing stagnation over the course of the year.

--------------------------------------------------------------------------------
                              TOTAL RETURN FUND --
                          Top 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 5/31/03
--------------------------------------------------------------------------------

Target Corp.........................2.47%
Anheuser-Busch Cos..................2.38%
Pfizer Corp.........................2.38%
Wells Fargo & Co....................2.26%
Lehman Brothers Holdings............2.24%
General Electric....................2.14%
Verizon Communications..............2.08%
Citigroup Inc.......................2.01%
Exxon Mobil.........................1.98%
Bank of America.....................1.97%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

However, when the war proved to be shorter than many had anticipated, the market staged an impressive rally from March through May, gaining the most ground in April. Indeed, hopes for a recovery blossomed during this latter part of the fiscal year, as investors were able to turn their attention from geopolitical events to better-than-expected first-quarter earnings reports. Nevertheless, the rally was not enough to boost the stock market's annual return into positive territory.

Against this backdrop, the fund's diversification across asset classes proved beneficial, as defensive-minded investors rewarded bonds during the year. For the 12-month period ended May 31, 2003, Total Return Fund-Investor Class shares declined 4.85%, compared to an 8.05% loss for the S&P 500 Index.(R) The Lehman Government/Credit Bond Index, however, gained 14.57% over the same period. (Of course, past performance is no guarantee of future results.)(5),(6) For performance of other share classes, please see page 2.

EXPOSURE TO FIXED-INCOME MARKETS PROVIDES BALLAST

With equity markets so volatile, investors turned to fixed-income securities for stability. Bond investors originally feared that a Federal Reserve tightening cycle would take hold by 2003, but with the economy's health remaining in question and the possibility of deflation increasingly becoming a concern, the central bank opted to remain open to more easing, as evidenced by a rate cut of 50 basis points in November. Given this turn of events, Treasuries outperformed. And, with its substantial allocation in highly liquid fixed-income securities, the fund benefited.

Pockets of strength on the equities side of the portfolio also played a part in the fund's outperformance of the S&P 500 Index.(R) Although underweight relative to the index in the health care sector, strong stock selection in this area served us well. For example, Pharmacia Corp and Merck & Co both gained ground over the past six months. Investors responded positively to Pfizer's acquisition of Pharmacia, and Merck garnered favor after announcing that its earnings growth was expected to increase significantly in 2003 from flat levels in 2002.

Other outperformance came from the technology sector, which languished early in the period only to stage a dramatic comeback. Although underweight relative to the index in tech stocks, we had increased the fund's position in companies like Hewlett-Packard Co, Nokia Corp, and International Business Machines prior to the rally -- a strategy that proved effective for the fund. Finally, a number of the fund's financial services stocks provided a lift. Standouts included Lehman Brothers Holdings, Merrill Lynch & Co, and American International Group.

SOME HOLDINGS DISAPPOINT

In a period that saw negative returns from every sector of the S&P 500,(R) laggards came from a variety of areas. For example, industrial conglomerate SPX Corp saw its earnings fall back in the second half of 2002 and into 2003 -- a result of the struggling economy. Other detractors from performance included Altria Group (formerly Philip Morris) and Qwest Communications International. Altria suffered legal setbacks related to its tobacco business, and Qwest fell prey to questions about its accounting practices. Although neither of these companies remains a portfolio holding, some losses were incurred prior to our decision to sell them.

PIE CHART:  TOTAL RETURN FUND
            SECTOR BREAKDOWN
            AS OF 5/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            U.S. Government.....................25.07%
            Financials..........................18.68%
            Industrials.........................11.58%
            Information Technology.............. 8.18%
            Consumer Discretionary.............. 7.29%
            Consumer Staples.................... 7.00%
            Materials........................... 6.26%
            Health Care......................... 5.58%
            Energy.............................. 5.06%
            Telecommunications Services......... 4.05%
            Utilities........................... 1.41%
            Net Cash & Cash Equivalents.........(0.16%)

LINE GRAPH:  INVESCO TOTAL RETURN FUND - INVESTOR CLASS GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Total Return Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(R)(6) and to the value of a $10,000 investment in the Lehman
Government/Credit Bond Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten-year period ended 5/31/03.

      INVESCO TOTAL RETURN FUND -                          LEHMAN GOVERNMENT/
      INVESTOR CLASS                   S&P 500 INDEX(6)    CREDIT BOND INDEX(6)

5/93  $10,000                          $10,000             $10,000
5/94  $10,733                          $10,425             $10,101
5/95  $12,589                          $12,527             $11,274
5/96  $14,711                          $16,086             $11,736
5/97  $17,616                          $20,821             $12,663
5/98  $21,523                          $27,205             $14,117
5/99  $23,749                          $32,926             $14,690
5/00  $21,781                          $36,373             $14,971
5/01  $22,017                          $32,536             $16,896
5/02  $20,887                          $28,033             $18,222
5/03  $19,873                          $25,771             $20,877

MEET THE NEW MANAGEMENT TEAM
(AS OF 7/1/03)

KENNETH R. BOWLING, CFA
AS DIRECTOR OF U.S. FIXED-INCOME, KEN HAS BEEN WITH THE INVESCO FIXED-INCOME DIVISION SINCE 1993. KEN EARNED A BACHELOR OF SCIENCE DEGREE IN MECHANICAL ENGINEERING AND A MASTERS IN ENGINEERING FROM THE UNIVERSITY OF LOUISVILLE. HE IS ALSO A CHARTERED FINANCIAL ANALYST CHARTERHOLDER AND A MEMBER OF THE LOUISVILLE SOCIETY OF FINANCIAL ANALYSTS BEFORE JOINING INVESCO, HE WAS A LEAD ENGINEER WITH GENERAL ELECTRIC, AND A PROJECT ENGINEER WITH GENERAL MOTORS.

MICHAEL C. HEYMAN, CFA
MICK IS A MEMBER OF THE INVESCO-NAM PORTFOLIO GROUP AND HAS MORE THAN 25 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY, A CHARTERED FINANCIAL ANALYST CHARTERHOLDER, AND A MEMBER OF THE LOUISVILLE SOCIETY OF FINANCIAL ANALYSTS.

STEPHEN M. JOHNSON, CFA
STEVE JOHNSON JOINED INVESCO IN MAY OF 1991. AS CHIEF INVESTMENT OFFICER OF INVESCO FIXED-INCOME, HE IS RESPONSIBLE FOR ALL PHASES OF THE FIXED-INCOME INVESTMENT PROCESS. STEVE EARNED A BACHELOR OF SCIENCE DEGREE IN PETROLEUM ENGINEERING FROM THE UNIVERSITY OF KANSAS, AN MBA FROM RICE UNIVERSITY, AND IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER. HE BEGAN HIS INVESTMENT CAREER IN 1986, AND PRIOR TO JOINING INVESCO, HE WORKED AS A FIXED-INCOME PORTFOLIO MANAGER FOR THE CAPITAL MANAGEMENT DIVISION OF PNC BANK.

MARK W. LATTIS, CFA
MARK IS A MEMBER OF THE INVESCO-NAM PORTFOLIO GROUP AND HAS MORE THAN 10 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. AFTER COMPLETING HIS UNDERGRADUATE STUDIES AT THE UNIVERSITY OF LOUISVILLE, MARK EARNED AN MBA FROM THE UNIVERSITY OF KENTUCKY. HE IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER, AND CURRENTLY SERVES AS PRESIDENT OF THE LOUISVILLE SOCIETY OF FINANCIAL ANALYSTS.

RICHARD J. KING, CFA
RICH JOINED INVESCO'S FIXED-INCOME INVESTMENT MANAGEMENT TEAM IN 2000, BRINGING 16 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE. HE IS A GRADUATE OF THE OHIO STATE UNIVERSITY WHERE HE EARNED A BACHELOR OF SCIENCE DEGREE IN
BUSINESS ADMINISTRATION. HE HAS PASSED THE CERTIFIED PUBLIC ACCOUNTANT EXAMINATION, AND IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER. PRIOR TO
INVESCO, RICH SERVED AS CHAIRMAN OF THE CORE SECTOR GROUP OF CRITERION INVESTMENT MANAGEMENT, AND WAS ALSO A MANAGING DIRECTOR AND PORTFOLIO MANAGER WITH BEAR STEARNS ASSET MANAGEMENT.

DIVERSIFICATION REMAINS A PRIMARY FOCUS

An economic recovery seems to be gradually taking shape in the wake of improved investor sentiment, the end of the war in Iraq, and the passage of an economic stimulus plan. We'll keep looking for new opportunities on both the buy and sell sides, taking profits where we can and making the most of any attractive valuations resulting from the market volatility. As always, we will maintain significant exposure to fixed-income securities for diversification purposes.

REPORTED BY FORMER FUND MANAGERS CHARLES P. MAYER (EQUITY) AND RICHARD R. HINDERLIE (FIXED-INCOME). AS OF 7/1/03, THE FUND HAS BEEN MANAGED BY KENNETH R. BOWLING, MICHAEL C. HEYMAN, STEPHEN M. JOHNSON, MARK W. LATTIS, AND RICHARD J. KING.

LINE GRAPH: INVESCO TOTAL RETURN FUND - CLASS A & CLASS B GROWTH OF $10,000(5)

This line graph  compares  the value of a $10,000  investment  in INVESCO  Total
Return Fund - Class A and the value of a $10,000 investment in INVESCO Total Return Fund - Class B to the value of a $10,000 investment in the S&P 500 Index(R)(6) and to the value of a $10,000 investment in the Lehman
Government/Credit Bond Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Total Return Fund - Class A and Class B, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 5/31/03.

      INVESCO TOTAL RETURN    INVESCO TOTAL RETURN                        LEHMAN GOVERNMENT/
      FUND - CLASS A          FUND - CLASS B          S&P 500 INDEX(6)    CREDIT BOND INDEX(6)

4/02  $10,000                 $10,000                 $10,000             $10,000
5/02  $ 9,107                 $ 9,624                 $ 9,325             $10,288
5/03  $ 8,652                 $ 8,691                 $ 8,572             $11,787

LINE GRAPH:  INVESCO TOTAL RETURN FUND - CLASS C GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Total Return Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(R)(6) and to the value of a $10,000 investment in the Lehman
Government/Credit Bond Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Total Return Fund - Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 5/31/03.

                                                                LEHMAN GOVERNMENT/
      INVESCO TOTAL RETURN FUND - CLASS C    S&P 500 INDEX(6)   CREDIT BOND INDEX(6)
2/00  $10,000                                $10,000            $10,000
5/00  $10,440                                $10,429            $10,086
5/01  $10,254                                $ 9,329            $11,383
5/02  $ 9,593                                $ 8,038            $12,277
5/03  $ 9,026                                $ 7,389            $14,065

(5)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(6)THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET, AND THE LEHMAN GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX REFLECTING PERFORMANCE OF THE LONG-TERM FIXED-INCOME MARKET. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

                                                                     APPENDIX IV

                                  [REGISTRANT]

                      MASTER INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made this   day of           , 200 , by and between
[Registrant], a Delaware statutory trust (the "Trust") with respect to its series of shares shown on the Appendix A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") authorizes the Board of Trustees of the Trust (the "Board of Trustees") to create separate series of shares of beneficial interest of the Trust, and as of the date of this Agreement, the Board of Trustees has created separate series portfolios (such portfolios and any other portfolios hereafter added to the Trust being referred to collectively herein as the "Funds"); and

     WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give the Trust and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

     2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

          (a) supervise all aspects of the operations of the Funds;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

          (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Trustees;

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees; and

          (e) take, on behalf of the Trust and the Funds, all actions which appear to the Trust and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

     3. Securities Lending Duties and Fees. The Advisor agrees to provide the following services in connection with the securities lending activities of each
Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board of Trustees; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Trustees with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

     As compensation for such services provided by the Advisor in connection with securities lending activities of each Fund, a lending Fund shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

     4. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Trustees and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

     5. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

     6. Control by Board of Trustees. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Trustees.

     7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Trust, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the Declaration of Trust, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Trust, as the same may be amended from time to time; and

          (e) any other applicable provisions of state, federal or foreign law.

     8. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

          (a) The Advisor's primary consideration in effecting a security transaction will be to obtain the best execution.

          (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

          (c) Subject to such policies as the Board of Trustees may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Trust, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

          (d) With respect to one or more Funds, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

          (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Funds are affiliated.

     9. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Appendix B attached hereto.

     10. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     11. Services to Other Companies or Accounts. The Trust understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Trust has no objection to the Advisor so acting, provided that whenever the Trust and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Trust recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

     12. Non-Exclusivity. The Trust understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Trust further understands and agrees that officers or directors of the Advisor may serve as officers or trustees of the Trust, and that officers or trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     13. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect
until           , 200 , and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

          (a) (i) by the Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of a party to this Agreement (other than as trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

     14. Termination. This Agreement may be terminated as to the Trust or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

     15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

     16. Liability of Advisor and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Trust or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Advisor to one Fund shall not automatically impart liability on the part of the Advisor to any other Fund. No Fund shall be liable for the obligations of any other Fund.

     17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

     18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the

Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

     20. License Agreement. The Trust shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Trust with respect to such series of shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                          [REGISTRANT]
                                          (a Delaware statutory trust)
Attest:

-----------------------------------------       By: ----------------------------------------------------
           Assistant Secretary
                                                                       President
(SEAL)

Attest:
                                                A I M ADVISORS, INC.

-----------------------------------------
                                                By: ----------------------------------------------------
           Assistant Secretary
                                                                       President
(SEAL)

                                   APPENDIX A
                           FUNDS AND EFFECTIVE DATES

NAME OF FUND                                                  EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                                                  ------------------------------------
[To Be Added]                                                 [To Be Added]

                                   APPENDIX B
                          COMPENSATION TO THE ADVISOR

     The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

     [To Be Added -- Please see Exhibit L for the annual rates applicable to your Fund]

                                                                      APPENDIX V

            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This contract is made as of           , 200 , between A I M Advisors, Inc.
hereinafter "Adviser," 11 Greenway Plaza, Suite 100, Houston, Texas 77046, and [INVESCO Institutional (N.A.), Inc.] "Sub-Adviser," 1360 Peachtree Street, N.E., Suite 100 Atlanta, Georgia 30309.

     WHEREAS:

     A) Adviser has entered into an investment advisory agreement with [Registrant] (hereinafter "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the funds set forth in Exhibit A attached hereto (each a "Fund");

     B) Sub-Adviser represents that it is licensed under the Investment Advisers Act of 1940 ("Advisers Act") as an investment adviser and engages in the business of acting as an investment adviser;

     C) Adviser is authorized to delegate certain, any or all of its rights, duties and obligations under investment advisory agreements to sub-advisers, including sub-advisers that are affiliated with Adviser.

     NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. Appointment. Adviser hereby appoints Sub-Adviser as Sub-Adviser of each Fund for the period and on the terms set forth herein. Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2.  Duties as Sub-Adviser.

     (a) Subject to the supervision of the Trust's Board of Trustees ("Board") and Adviser, the Sub-Adviser will provide a continuous investment program for each Fund, including investment research and management, with respect to all or a portion of the securities and investments and cash equivalents of the Fund (the "Sub-Advised Assets"), such Sub-Advised Assets to be determined by the Adviser. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold with respect to the Sub-Advised Assets of each Fund, and the brokers and dealers through whom trades will be executed.

     (b) The Sub-Adviser agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Funds or provide the Funds, Adviser's other clients, or Sub-Adviser's other clients with research, analysis, advice and similar services. The Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to the Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser and the Sub-Adviser to the Funds and their other clients and that the total commissions or spreads paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by the Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

     (c) The Sub-Adviser will maintain all required books and records with respect to the securities transactions of the Funds, and will furnish the Board and Adviser with such periodic and special reports as the Board or Adviser reasonably may request. Sub-Adviser hereby agrees that all records which it maintains for the Adviser are the property of the Adviser, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Adviser and which are required to be maintained, and further agrees to surrender promptly to the Adviser any records which it maintains for the Adviser upon request by the Adviser.

     3. Further Duties. In all matters relating to the performance of this Contract, Sub-Adviser will act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations. Sub-Adviser shall maintain compliance procedures for the Funds that it and the Adviser reasonably believe are adequate to ensure compliance with the 1940 Act and the investment objective(s) and policies as stated in the prospectuses and statements of additional information.

     4. Services Not Exclusive. The services furnished by Sub-Adviser hereunder are not to be deemed exclusive and Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Sub-Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

     5.  Compensation.

     (a) For the services provided to a Fund under this Contract, Adviser will pay Sub-Adviser a fee, computed daily and paid monthly, at the rate of 40% of the Adviser's compensation on the Sub-Advised Assets per year, on or before the last business day of the next succeeding calendar month.

     (b) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

     6. Fee Waivers and Expense Limitations. If, for any fiscal year of the Trust, the amount of the advisory fee which the Fund would otherwise be obligated to pay to the Adviser is reduced because of contractual or voluntary fee waivers or expense limitations by the Adviser, the fee payable hereunder to the Sub-Adviser shall be reduced proportionately; and to the extent that the Adviser reimburses the Fund as a result of such expense limitations, the Sub-Adviser shall reimburse the Adviser that proportion of such reimbursement payments which the sub-advisory fee hereunder bears to the advisory fee under this Contract.

     7.  Limitation of Liability of Sub-Adviser and
Indemnification. Sub-Adviser shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by the Fund or the Trust in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance by Sub-Adviser of its duties or from reckless disregard by Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of Sub-Adviser, who may be or become a Trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to a Fund or the Trust or acting with respect to any business of a Fund or the Trust to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Sub-Adviser even though paid by it.

     8.  Duration and Termination.

     (a) This Contract shall become effective upon the date hereabove written, provided that this Contract shall not take effect with respect to any Fund unless it has first been approved (i) by a vote of a majority of the independent Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of a party to this Contract, other than as Board members ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund's outstanding voting securities, when required by the 1940 Act.

     (b) Unless sooner terminated as provided herein, this Contract shall
continue in force and effect until           , 200 . Thereafter, if not
terminated, with respect to each Fund, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of that Fund.

     (c) Notwithstanding the foregoing, with respect to any Fund this Contract may be terminated at any time, without the payment of any penalty, (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' written notice to Sub-Adviser; or (ii) by the Adviser on sixty days' written notice to Sub-Adviser; or (iii) by the Sub-Adviser on sixty days' written notice to the Trust. Termination of this Contract with respect to one Fund shall not affect the continued effectiveness of this Contract with respect to any other Fund. This Contract will automatically terminate in the event of its assignment.

     9. Amendment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

     10. Notices. Any notices under this Contract shall be writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and the Adviser shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Until further notice to the other party, it is agreed that the address of the Sub-Adviser shall be 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309.

     11. Governing Law. This Contract shall be construed in accordance with the laws of the State of Texas and the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

     12. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission ("SEC") issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

A I M ADVISORS, INC.                            [INVESCO INSTITUTIONAL (N.A.), INC.]
Adviser                                         Sub-adviser
By:
-----------------------------------------
                                                By: ----------------------------------------------------
Name:
-----------------------------------------
                                                Name: -------------------------------------------------
Title:
-----------------------------------------       Title:
                                                --------------------------------------------------

                                   EXHIBIT A
                                       TO
            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

                                      FUND

                                 [To Be Added]

                                                                     APPENDIX VI

                             [NAME OF INVESCO FUND]

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), dated as of August 13, 2003, by and between [name of current INVESCO Fund], a Maryland corporation (the "Company"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A to this Agreement, and [name of new Delaware statutory trust], a Delaware statutory trust (the "Trust"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A.

                                   BACKGROUND

     The Company is organized as a series management investment company and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company currently publicly offers shares of common stock representing interests in one or more separate series portfolios. Each of these series portfolios is listed on Schedule A and is referred to in this Agreement as a "Current Fund."

     The Board of Directors of the Company has designated one or more classes of common stock that represent interests in each Current Fund. Each of these classes is listed on Schedule B to this Agreement and is referred to in this Agreement as a "Current Fund Class."

     The Company desires to change its form and place of organization by reorganizing as the Trust. In anticipation of such reorganization, the Board of Trustees of the Trust has established a series portfolio corresponding to each of the Current Funds (each a "New Fund"), and has designated one or more classes of shares of beneficial interest in each New Fund corresponding to the Current Fund Classes (each a "New Fund Class"). Schedule A lists the New Funds and Schedule B lists the New Fund Classes.

     Each Current Fund desires to provide for its Reorganization (each, a "Reorganization" and collectively, the "Reorganizations") through the transfer of all of its assets to the corresponding New Fund in exchange for the assumption by such New Fund of the liabilities of the corresponding Current Fund and the issuance by the Trust to such Current Fund of shares of beneficial interest in the New Fund ("New Fund Shares"). New Fund Shares received by a Current Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Current Fund immediately prior to the Reorganization (the "Current Fund Shares"). Each Current Fund will then distribute the New Fund Shares it has received to its shareholders.

     Each Reorganization of each Current Fund is dependent upon the consummation of the Reorganization of all of the other Current Funds, so that the Reorganizations of all of the Current Funds must be consummated if any of them are to be consummated. For convenience, the balance of this Agreement refers only to a single Reorganization, but the terms and conditions hereof shall apply separately to each Reorganization and to the Current Fund and the corresponding New Fund participating therein, as applicable.

     The Reorganization is subject to, and shall be effected in accordance with, the terms of this Agreement. This Agreement is intended to be and is adopted by the Company, on its own behalf and on behalf of the Current Funds, and by the Trust, on its own behalf and on behalf of the New Funds, as a Plan of Reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended.

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.  DEFINITIONS

Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the preamble or background to this Agreement. In addition, the following terms shall have the following meanings:

     1.1 "Assets" shall mean all assets including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on a Current Fund's books, and other property owned by a Current Fund at the Effective Time.

     1.2 "Closing" shall mean the consummation of the transfer of Assets, assumption of Liabilities and issuance of shares described in Sections 2.1 and
2.2 of this Agreement, together with the related acts necessary to consummate the Reorganization, to occur on the date set forth in Section 3.1.

     1.3  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.4 "Current Fund" shall mean each of the series portfolios of the Company as shown on Schedule A.

     1.5 "Current Fund Class" shall mean each class of common stock of the Company representing an interest in a Current Fund as shown on Schedule B.

     1.6 "Current Fund Shares" shall mean the shares of a Current Fund outstanding immediately prior to the Reorganization.

     1.7  "Effective Time" shall have the meaning set forth in Section 3.1.

     1.8 "Liabilities" shall mean all liabilities of a Current Fund including, without limitation, all debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.

     1.9 "New Fund" shall mean each of the series portfolios of the Trust, one of which shall correspond to one of the Current Funds as shown on Schedule A.

     1.10 "New Fund Class" shall mean each class of shares of beneficial interest in a New Fund, one of which shall correspond to one of the Current Fund Classes as shown on Schedule B.

     1.11 "New Fund Shares" shall mean those shares of beneficial interest in a New Fund issued to a Current Fund hereunder.

     1.12 "Registration Statement" shall have the meaning set forth in Section 5.4.

     1.13 "RIC" shall mean a "regulated investment company" (as defined under Subchapter M of the Code).

     1.14  "SEC" shall mean the Securities and Exchange Commission.

     1.15 "Shareholder(s)" shall mean a Current Fund's shareholder(s) of record, determined as of the Effective Time.

     1.16  "Shareholders Meeting" shall have the meaning set forth in Section
5.1.

     1.17  "Transfer Agent" shall have the meaning set forth in Section 2.2.

     1.18  "1940 Act" shall mean the Investment Company Act of 1940, as amended.

2.  PLAN OF REORGANIZATION

     2.1 The Company agrees, on behalf of each Current Fund, to assign, sell, convey, transfer and deliver all of the Assets of each Current Fund to its corresponding New Fund. The Trust, on behalf of each New Fund, agrees in exchange therefor:

          (a) to issue and deliver to the corresponding Current Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class designated on Schedule B equal to the number of full and fractional Current Fund Shares of each corresponding Current Fund Class designated on Schedule B; and

          (b) to assume all of the Current Fund's Liabilities.

Such transactions shall take place at the Closing.

     2.2 At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Shares issued pursuant to Section 5.2 shall be redeemed by each New Fund for $10.00 and (b) each Current Fund shall distribute the New Fund Shares received by it pursuant to Section 2.1 to the Current Fund's Shareholders in exchange for such Shareholders' Current Fund Shares. Such distribution shall be accomplished through opening accounts, by the transfer agent for the Trust (the "Transfer Agent"), on each New Fund's share transfer books in the Shareholders' names and transferring New Fund Shares to such accounts. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class due that Shareholder. All outstanding Current Fund Shares, including those represented by certificates, shall simultaneously be canceled on each Current Fund's share transfer books. The Trust shall not issue certificates representing the New Fund Shares in connection with the Reorganization. However, certificates representing Current Fund Shares shall represent New Fund Shares after the Reorganization.

     2.3 Following receipt of the required shareholder vote and as soon as reasonably practicable after the Closing, the status of each Current Fund as a designated series of the Company shall be terminated; provided, however, that the termination of each Current Fund as a designated series of the Company shall not be required if the Reorganization shall not have been consummated.

     2.4 Following receipt of the required shareholder vote and as soon as reasonably practicable after distribution of the New Fund Shares pursuant to
Section 2.2, the Company and the Trust shall cause Articles of Transfer to be filed with the State Department of Assessments and Taxation of Maryland and, following the filing of Articles of Transfer, the Company shall file Articles of Dissolution with the State Department of Assessments and Taxation of Maryland to dissolve the Company as a Maryland corporation; provided, however, that the filing of Articles of Transfer and Articles of Dissolution as aforesaid shall not be required if the Reorganization shall not have been consummated.

     2.5 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder of the Current Fund Shares exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

     2.6 Any reporting responsibility of the Company or each Current Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

3.  CLOSING

     3.1 The Closing shall occur at the principal office of the Company on [date], 2003, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Company's and the Trust's close of business on the date of the Closing or at such other time as the parties may agree (the "Effective Time").

     3.2 The Company or its fund accounting agent shall deliver to the Trust at the Closing, a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Current Funds to the New

Funds, as reflected on the New Funds' books immediately following the Closing, does or will conform to such information on the Current Funds' books immediately before the Closing. The Company shall cause the custodian for each Current Fund to deliver at the Closing a certificate of an authorized officer of the custodian stating that (a) the Assets held by the custodian will be transferred to each corresponding New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3 The Company shall deliver to the Trust at the Closing a list of the names and addresses of each Shareholder of each Current Fund and the number of outstanding Current Fund Shares of the Current Fund Class owned by each Shareholder, all as of the Effective Time, certified by the Company's Secretary or Assistant Secretary. The Trust shall cause the Transfer Agent to deliver at the Closing a certificate as to the opening on each New Fund's share transfer books of accounts in the Shareholders' names. The Trust shall issue and deliver a confirmation to the Company evidencing the New Fund Shares to be credited to each corresponding Current Fund at the Effective Time or provide evidence satisfactory to the Company that such shares have been credited to each Current Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     3.4 The Company and the Trust shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.  REPRESENTATIONS AND WARRANTIES

     4.1 The Company represents and warrants on its own behalf and on behalf of each Current Fund as follows:

          (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, and its Charter is on file with the Maryland Department of Assessments and Taxation;

          (b) The Company is duly registered as an open-end series management investment company under the 1940 Act, and such registration is in full force and effect;

          (c) Each Current Fund is a duly established and designated series of the Company;

          (d) At the Closing, each Current Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, the corresponding New Fund will acquire good and marketable title to the Assets;

          (e) The New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

          (f) Each Current Fund is a "fund" as defined in Section 851(g)(2) of the Code; each Current Fund qualified for treatment as a RIC for each taxable year since it commenced operations that has ended (or will end) before the Closing and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); each Current Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and each Current Fund has made all distributions for each calendar year that has ended (or will end) before the Closing that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such calendar year;

          (g) During the five-year period ending on the date of the Reorganization, neither Company nor any person related to Company (as defined in Section 1.368-1(e)(3) of the Federal income tax regulations adopted pursuant to the Code without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of a Current Fund for consideration other than shares of such Current Fund, except for shares redeemed in the ordinary course of such Current Fund's business as an open-end investment company as required by the 1940 Act, or (ii) made distributions with respect to a Current Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in such Current Fund at the Effective Time. There is no plan or intention of the Shareholders who individually own 5% or more of any Current Fund Shares and, to the best of the Company's knowledge, there is no plan or intention of the remaining Shareholders to redeem or otherwise dispose of any New Fund Shares to be received by them in the Reorganization. The Company does not anticipate dispositions of those shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of the Current Fund as a series of an open-end investment company. Consequently, the Company is not aware of any plan that would cause the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization to be one percent (1%) or more of the shares of the Current Fund outstanding as of the Effective Time;

          (h) The Liabilities were incurred by the Current Funds in the ordinary course of their business and are associated with the Assets;

          (i) The Company is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

          (j) As of the Effective Time, no Current Fund will have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Current Fund Shares except for the right of investors to acquire its shares at net asset value in the normal course of its business as a series of an open-end diversified management investment company operating under the 1940 Act;

          (k) At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by the Company's shareholders;

          (l) Throughout the five-year period ending on the date of the Closing, each Current Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner;

          (m) The fair market value of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred Assets are subject; and

          (n) The total adjusted basis of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred assets are subject.

     4.2 The Trust represents and warrants on its own behalf and on behalf of each New Fund as follows:

          (a) The Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

          (b) The Trust is duly registered as an open-end management investment company under the 1940 Act. At the Effective Time, the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement shall be duly registered under the Securities Act of 1933 by a Registration Statement filed with the SEC;

          (c) At the Effective Time, each New Fund will be a duly established and designated series of the Trust;

          (d) No New Fund has commenced operations nor will it commence operations until after the Closing;

          (e) Prior to the Effective Time, there will be no issued and outstanding shares in any New Fund or any other securities issued by the Trust on behalf of any New Fund, except as provided in Section 5.2;

          (f) No consideration other than New Fund Shares (and each New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          (g) The New Fund Shares to be issued and delivered to each corresponding Current Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of the New Fund, fully paid and nonassessable;

          (h) Each New Fund will be a "fund" as defined in Section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

          (i) The Trust, on behalf of the New Funds, has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as an open-end investment company; nor does the Trust, on behalf of the New Funds, have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued pursuant to the Reorganization, other than in the ordinary course of such business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act;

          (j) Each New Fund will actively continue the corresponding Current Fund's business in substantially the same manner that the Current Fund conducted that business immediately before the Reorganization; and no New Fund has any plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business the New Fund will continuously review its investment portfolio (as each Current Fund did before the Reorganization) to determine whether to retain or dispose of particular stocks or securities, including those included in the Assets, provided, however that this Section 4.2(j) shall not preclude any of the combinations of funds set forth on Schedule C to this Agreement; and

          (k) There is no plan or intention for any of the New Funds to be dissolved or merged into another corporation or statutory trust or "fund" thereof (within the meaning of Section 851(g)(2) of the Code) following the Reorganization, provided, however that this Section 4.2(k) shall not preclude any of the combinations of Funds set forth on Schedule C.

     4.3 Each of the Company and the Trust, on its own behalf and on behalf of each Current Fund or each New Fund, as appropriate, represents and warrants as follows:

          (a) The fair market value of the New Fund Shares of each New Fund received by each Shareholder will be equal to the fair market value of the Current Fund Shares of the corresponding Current Fund surrendered in exchange therefor;

          (b) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares of each New Fund and will own such shares solely by reason of their ownership of the Current Fund Shares of the corresponding Current Fund immediately before the Reorganization;

          (c) The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

          (d) There is no intercompany indebtedness between a Current Fund and a New Fund that was issued or acquired, or will be settled, at a discount; and

          (e) Immediately following consummation of the Reorganization, each New Fund will hold the same assets, except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that the corresponding Current Fund held or was subject to immediately prior to the Reorganization. Assets used to pay (i) expenses, (ii) all redemptions (other than redemptions at the usual rate and frequency of the Current Fund as a series of an open-end investment company), and (iii) distributions (other than regular, normal distributions), made by a Current Fund after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets.

5.  COVENANTS

     5.1 As soon as practicable after the date of this Agreement, the Company shall call a meeting of its shareholders (the "Shareholders Meeting") to consider and act on this Agreement and, in connection therewith, the sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation. The Board of Directors of the Company shall recommend that shareholders approve this Agreement and, in connection therewith, sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation. Approval by shareholders of this Agreement will authorize the Company, and the Company hereby agrees, to vote on the matters referred to in Sections 5.2 and 5.3.

     5.2 Prior to the Closing, the Company shall acquire one New Fund Share in each New Fund Class of each New Fund for the purpose of enabling the Company to elect the Company's directors as the Trust's trustees (to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders), to ratify the selection of the Trust's independent accountants, and to vote on the matters referred to in Section 5.3.

     5.3 Immediately prior to the Closing, the Trust (on its own behalf and with respect to each New Fund or each New Fund Class, as appropriate) shall enter into a Master Investment Advisory Agreement, a Master Sub-Advisory Agreement, if applicable, a Master Administrative Services Agreement, Master Distribution Agreements, a Custodian Agreement, and a Transfer Agency and Servicing Agreement; shall adopt plans of distribution pursuant to Rule 12b-l of the 1940 Act, a multiple class plan pursuant to Rule 18f-3 of the 1940 Act; and shall enter into or adopt, as appropriate, such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end investment company. Each such agreement and plan shall have been approved by the Trust's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and by the Company as the sole shareholder of each New Fund.

     5.4 The Company or the Trust, as appropriate, shall file with the SEC one or more post-effective amendments to the Company's Registration Statement on Form N-lA under the Securities Act of 1933, as amended, and the 1940 Act, as amended (the "Registration Statement"), (i) which will contain such amendments to such Registration Statement as are determined by the Company to be necessary and appropriate to effect the Reorganization, (ii) which will register the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement, and (iii) if applicable, under which the Trust will succeed to the Registration Statement, and shall use its best efforts to have such post-effective amendment or amendments to the Registration Statement become effective as of the Closing.

6.  CONDITIONS PRECEDENT

     The obligations of the Company, on its own behalf and on behalf of each Current Fund, and the Trust, on its own behalf and on behalf of each New Fund, will be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

          6.1 The shareholders of the Company shall have approved this Agreement and the transactions contemplated by this Agreement in accordance with applicable law.

          6.2 All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consults, orders, and permits would not involve a risk of a material adverse effect on the assets or properties of either a Current Fund or a New Fund, provided that either the Company or the Trust may for itself waive any of such conditions.

          6.3 Each of the Company and the Trust shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters of representation that the Company and the Trust shall use their best efforts to deliver to such counsel) and the certificates delivered pursuant to Section 3.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

             (a) The Reorganization will constitute a reorganization within the meaning of section 368(a) of the Code, and each Current Fund and each New Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

             (b) No gain or loss will be recognized to a Current Fund on the transfer of its Assets to the corresponding New Fund in exchange solely for the New Fund's New Fund Shares and the New Fund's assumption of the Current Fund's Liabilities or on the subsequent distribution of those New Fund Shares to its Shareholders, in constructive exchange for their Current Fund Shares, in liquidation of the Current Fund;

             (c) No gain or loss will be recognized to a New Fund on its receipt of the corresponding Current Fund's Assets in exchange for New Fund Shares and its assumption of the Current Fund's Liabilities;

             (d) Each New Fund's basis for the corresponding Current Fund's Assets will be the same as the basis thereof in the Current Fund's hands immediately before the Reorganization, and the New Fund's holding period for those Assets will include the Current Fund's holding period therefor;

             (e) A Shareholder will recognize no gain or loss on the constructive exchange of Current Fund Shares solely for New Fund Shares pursuant to the Reorganization; and

             (f) A Shareholder's basis for the New Fund Shares of each New Fund to be received in the Reorganization will be the same as the basis for the Current Fund Shares of the corresponding Current Fund to be constructively surrendered in exchange for such New Fund Shares, and a Shareholder's holding period for such New Fund Shares will include its holding period for such Current Fund Shares, provided that such Current Fund Shares are held as capital assets by the Shareholder at the Effective Time.

          6.4 No stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

     At any time prior to the Closing, any of the foregoing conditions (except those set forth in Sections 6.1 and 6.3) may be waived by the directors/trustees of either the Company or the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the Current Fund's Shareholders.

7.  EXPENSES

     Except as otherwise provided in Section 4.3(c), all expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by the parties as they mutually agree.

8.  ENTIRE AGREEMENT

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.

9.  AMENDMENT

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding its approval by the Company's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the shareholders' interests.

10.  TERMINATION

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by the Company's shareholders:

          10.1 By either the Company or the Trust (a) in the event of the other party's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before December 31, 2003; or

          10.2  By the parties' mutual agreement.

     Except as otherwise provided in Section 7, in the event of termination under Sections 10.1(c) or 10.2, there shall be no liability for damages on the part of either the Company or the Trust or any Current Fund or corresponding New Fund, to the other.

11.  MISCELLANEOUS

     11.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     11.2 Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3 The execution and delivery of this Agreement have been authorized by the Trust's trustees, and this Agreement has been executed and delivered by a duly authorized officer of the Trust in his or her capacity as an officer of the Trust intending to bind the Trust as provided herein, and no officer, trustee or shareholder of the Trust shall be personally liable for the liabilities or obligations of the Trust incurred hereunder. The liabilities and obligations of the Trust pursuant to this Agreement shall be enforceable against the assets of the New Funds only and not against the assets of the Trust generally.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

Attest:                                       [NAME OF MARYLAND CORPORATION],
                                              on behalf of each of its series listed in Schedule A

                                              By:
--------------------------------------------  --------------------------------------------------------

                                              Title:
                                              --------------------------------------------------------
Attest:                                       [NAME OF DELAWARE STATUTORY TRUST],
                                              on behalf of each of its series listed in Schedule A

                                              By:
--------------------------------------------  --------------------------------------------------------

                                              Title:
                                              --------------------------------------------------------

                                   SCHEDULE A

SERIES OF                                                      CORRESPONDING SERIES OF
[MARYLAND CORPORATION]                                        [DELAWARE STATUTORY TRUST]
(EACH A "CURRENT FUND")                                          (EACH A "NEW FUND")
-----------------------                                       --------------------------
[To Be Added]...............................................        [To Be Added]

                                   SCHEDULE B

                                                              CORRESPONDING CLASSES OF
CLASSES OF EACH CURRENT FUND                                       EACH NEW FUND
----------------------------                                  ------------------------
[To Be Added]...............................................       [To Be Added]

                                   SCHEDULE C

                        PERMITTED COMBINATIONS OF FUNDS

INVESCO Advantage Fund into AIM Opportunities III Fund

INVESCO Growth Fund into AIM Large Cap Growth Fund

INVESCO Growth & Income Fund into AIM Blue Chip Fund

INVESCO European Fund into AIM European Growth Fund

AIM International Core Equity Fund into INVESCO
  International Blue Chip Value Fund

AIM New Technology Fund into INVESCO Technology Fund

AIM Global Science and Technology Fund into INVESCO
  Technology Fund

INVESCO Telecommunications Fund into INVESCO Technology Fund

AIM Global Financial Services Fund into INVESCO Financial
  Services Fund

AIM Global Energy Fund into INVESCO Energy Fund

AIM Global Utilities Fund into INVESCO Utilities Fund

INVESCO Real Estate Opportunity Fund into AIM Real Estate
  Fund

INVESCO Tax-Free Bond Fund into AIM Municipal Bond Fund

INVESCO High Yield Fund into AIM High Yield Fund

INVESCO Select Income Fund into AIM Income Fund

INVESCO U.S. Government Securities Fund into AIM
  Intermediate Government Fund

INVESCO Cash Reserves Fund into AIM Money Market Fund

INVESCO Tax-Free Money Fund into AIM Tax-Exempt Cash Fund

INVESCO Balanced Fund into INVESCO Total Return Fund

INVESCO Value Equity Fund into AIM Large Cap Basic Value
  Fund

AIM Premier Equity Fund II into AIM Premier Equity Fund

                           INVESCO TOTAL RETURN FUND,
           A PORTFOLIO OF INVESCO COMBINATION STOCK & BOND FUNDS, INC.
                            4350 South Monaco Street
                             Denver, Colorado 80237
                            Toll Free: (800) 525-8085

                             INVESCO BALANCED FUND,
           A PORTFOLIO OF INVESCO COMBINATION STOCK & BOND FUNDS, INC.
                            4350 South Monaco Street
                             Denver, Colorado 80237
                            Toll Free: (800) 525-8085


                       STATEMENT OF ADDITIONAL INFORMATION

   (October 21, 2003 Special Meeting of Shareholders of INVESCO Balanced Fund)


        This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated August 25, 2003 of INVESCO Total Return Fund for use in connection with the Special Meeting of Shareholders of INVESCO Balanced Fund to be held on October 21, 2003. Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739 or by calling (800) 347-4246. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

        A Statement of Additional Information for INVESCO Combination Stock & Bond Funds, Inc. dated September 30, 2002, as amended July 28, 2003 and as supplemented August 14, 2003, has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference.

        The date of this Statement of Additional Information is August 15, 2003.

                                TABLE OF CONTENTS

THE COMPANY............................................................................3

DESCRIPTION OF PERMITTED INVESTMENTS...................................................3

DIRECTORS AND OFFICERS OF THE COMPANY..................................................3

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES....................................3

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION..........3

PORTFOLIO TRANSACTIONS.................................................................3

DESCRIPTION OF SHARES..................................................................4

DETERMINATION OF NET ASSET VALUE.......................................................4

TAXES .................................................................................4

PERFORMANCE DATA.......................................................................4

CODE OF ETHICS.........................................................................4

FINANCIAL INFORMATION..................................................................4



Appendix I              -       Statement of Additional Information of the Company
Appendix II             -       Audited Financial Statements of INVESCO Balanced Fund
                                (5/31/03)
Appendix III            -       Pro forma Financial Statements

THE COMPANY

This Statement of Additional Information relates to INVESCO Combination Stock & Bond Funds, Inc. (the "Company") and its investment portfolio, INVESCO Total Return Fund (the "Fund"). The Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a separate series of shares of common stock of the Company. For additional information about the Company, see heading "The Company" in the Company's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF PERMITTED INVESTMENTS

For a discussion of the fundamental and nonfundamental investment policies of the Fund adopted by the Company's Board of Directors, see headings "Investments, Policies and Risks" and "Investment Restrictions" in the Company's Statement of Additional Information attached hereto as Appendix I.

DIRECTORS AND OFFICERS OF THE COMPANY

For a disclosure of the names and a brief occupational biography of each of the Company's directors and executive officers identifying those who are interested persons of the Company as well as stating their aggregate remuneration, see heading "Management of the Funds" in the Company's Statement of Additional Information attached hereto as Appendix I.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

For a disclosure of the control persons of the Fund, the principal holders of shares of the Fund and the ownership by officers and directors of the Fund, see heading "Management of the Funds - Control Persons and Principal Shareholders" in the Company's Statement of Additional Information attached hereto as Appendix I.

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION

For a discussion of the Company's advisory and management-related services agreements and plans of distribution, see headings "Management of the Funds" and "Other Service Providers" in the Company's Statement of Additional Information attached hereto as Appendix I.

PORTFOLIO TRANSACTIONS

For a discussion of the Company's brokerage policy, see heading "Brokerage Allocation and Other Practices" in the Company's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF SHARES

For a discussion of the Company's authorized securities and the characteristics of the Company's shares of common stock, see heading "Capital Stock" in the Company's Statement of Additional Information attached hereto as Appendix I.

DETERMINATION OF NET ASSET VALUE

For a discussion of the Company's valuation and pricing procedures and a description of its purchase and redemption procedures, see heading "Management of the Funds" in the Company's Statement of Additional Information attached hereto as Appendix I.

TAXES

For a discussion of any tax information relating to ownership of the Company's shares, see heading "Tax Consequences of Owning Shares of a Fund" in the Company's Statement of Additional information attached hereto as Appendix I.

PERFORMANCE DATA

For a description and quotation of certain performance data used by the Company, see heading "Performance" in the Company's Statement of Additional Information attached hereto as Appendix I.

CODE OF ETHICS

For a description of the Code of Ethics applicable to INVESCO Funds Group, Inc., the investment advisor to the Fund, see heading "Code of Ethics" in the Company's Statement of Additional Information attached hereto as Appendix I.

FINANCIAL INFORMATION

The audited financial statements of the Fund, and the report thereon by PricewaterhouseCoopers LLP, are set forth under the heading "Financial Statements" in the Company's Statement of Additional Information attached hereto as Appendix I.

The audited financial statements of INVESCO Balanced Fund, and the report thereon by PricewaterhouseCoopers LLP, are set forth in the Annual Report of INVESCO Balanced Fund, dated May 31, 2003, which is incorporated herein by reference and attached hereto as Appendix II.

Pro forma financial statements for INVESCO Total Return Fund, giving effect to the reorganization of INVESCO Balanced Fund into INVESCO Total Return Fund, are attached hereto as Appendix III.

                                                                      APPENDIX I

                  INVESCO COMBINATION STOCK & BOND FUNDS, INC.

         INVESCO Core Equity Fund - Investor Class, Class A, B, C, and K
          INVESCO Balanced Fund - Investor Class, Institutional Class,
                              Class A, B, C, and K
        INVESCO Total Return Fund - Investor Class, Institutional Class,
                              Class A, B, C, and K


              Supplement dated August 12, 2003 to the Statement of
                  Additional Information Dated August 12, 2003



Effective August 18, 2003, the section of the Statement of Additional Information entitled "Distributor-Class C." is amended to (i) delete the third paragraph in its entirety and (ii) substitute the following in its place:

Distributor may pay sales commissions to financial intermediaries that sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the financial intermediary, and will consist of an asset-based sales charge of 0.75% of the purchase price of Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. Distributor will retain all payments received by it relating to Class C shares for the first twelve months after they are purchased. The portion of the payments to distributor under the Class C Plan which constitutes an asset-based sales charge of 0.75% is intended in part to permit distributor to recoup a portion of on-going sales commissions to financial intermediaries plus financing costs, if any. After the first twelve months, distributor will make such payments quarterly to financial intermediaries based on the average net asset value of Class C shares which are attributable to shareholders for whom the financial intermediaries are designated as dealers of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where distributor grants an exemption on particular transactions. Should the financial intermediary elect to waive the asset-based sales charge, the 12b-1 fees will begin to be paid by distributor to the financial intermediary immediately.

Effective August 18, 2003, the section of the Statement of Additional Information entitled "Sales Charges and Dealer Concessions" is amended to (i) delete the sixth paragraph in its entirety and (ii) substitute the following in its place:

Distributor may pay sales commissions to financial intermediaries that sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the financial intermediary, and will consist of an asset-based sales charge of 0.75% of the purchase price of Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. Distributor will retain all payments received by it relating to Class C shares for the first twelve months after they are purchased. The portion of the payments to distributor under the Class C Plan which constitutes an asset-based sales charge of 0.75% is intended in part to permit distributor to recoup a portion of on-going sales commissions to financial intermediaries plus financing costs, if any. After the first twelve months, distributor will make such payments quarterly to financial intermediaries based on the average net asset value of

Class C shares which are attributable to shareholders for whom the financial intermediaries are designated as dealers of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where distributor grants an exemption on particular transactions. Should the financial intermediary elect to waive the asset-based sales charge, the 12b-1 fees will begin to be paid by distributor to the financial intermediary immediately.

Effective August 18, 2003, the section of the Statement of Additional Information entitled "Contingent Deferred Sales Charge Exceptions" is amended to
(i) delete subsection [i] of the second bullet in its entirety and (ii) substitute the following in its place:

(i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a fund.

                       STATEMENT OF ADDITIONAL INFORMATION


                  INVESCO COMBINATION STOCK & BOND FUNDS, INC.

         INVESCO Core Equity Fund - Investor Class, Class A, B, C, and K
          INVESCO Balanced Fund - Investor Class, Institutional Class,
                              Class A, B, C, and K
        INVESCO Total Return Fund - Investor Class, Institutional Class,
                              Class A, B, C, and K

Address:                                        Mailing Address:

4350 South Monaco Street,                       P.O. Box 173706,
Denver, CO 80237                                Denver, CO 80217-3706


                                   Telephone:


                           In continental U.S., call:


                                 1-800-347-4246

                                 August 12, 2003

--------------------------------------------------------------------------------

A Prospectus for the Investor Class, Class A, B, C, and K shares of INVESCO Core Equity, INVESCO Balanced, and INVESCO Total Return Funds, and a Prospectus for the Institutional Class shares of INVESCO Balanced and INVESCO Total Return Funds, each dated August 12, 2003, provide the basic information you should know before investing in a Fund. This Statement of Additional Information ("SAI") is incorporated by reference into the Funds' Prospectuses; in other words, this SAI is legally part of the Funds' Prospectuses. Although this SAI is not a prospectus, it contains information in addition to that set forth in the Prospectuses. It is intended to provide additional information regarding the activities and operations of the Funds and should be read in conjunction with the Prospectuses. The financial statements for the Funds for the fiscal year ended May 31, 2003 are incorporated herein by reference from INVESCO Combination Stock & Bond Funds, Inc.'s Annual Report to Shareholders dated May 31, 2003.

You may obtain, without charge, the current Prospectuses, SAI, and annual and semiannual reports of the Funds by writing to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling 1-800-347-4246. The
Prospectus of the Investor Class, Class A, B, C, and K shares of the Funds is also available through the INVESCO Web site at invescofunds.com.

TABLE OF CONTENTS

The Company ................................................................. 55

Investments, Policies, and Risks ............................................ 55

Investment Restrictions...................................................... 80

Management of the Funds ..................................................... 83

Other Service Providers .....................................................132

Brokerage Allocation and Other Practices ....................................133

Capital Stock ...............................................................135

Tax Consequences of Owning Shares of a Fund .................................136

Performance .................................................................139

Proxy Voting.................................................................145

Code of Ethics...............................................................147

Financial Statements ........................................................148

Appendix A ..................................................................149

THE COMPANY

INVESCO Combination Stock & Bond Funds, Inc. (the "Company") was incorporated under the laws of Maryland as INVESCO Multiple Asset Funds, Inc. on August 19, 1993. On September 10, 1998, the Company changed its name to INVESCO Flexible Funds, Inc. and on October 29, 1998 to INVESCO Combination Stock & Bond Funds, Inc. On May 28, 1999, the Company assumed all of the assets and liabilities of INVESCO Core Equity Fund and INVESCO Total Return Fund, a series of INVESCO Value Trust.

The Company is an open-end, diversified, management investment company currently consisting of three portfolios of investments: INVESCO Balanced Fund - Investor Class, Institutional Class, Class A, B, C, and K; INVESCO Core Equity Fund - Investor Class, Class A, B, C, and K; and INVESCO Total Return Fund - Investor Class, Institutional Class, Class A, B, C, and K (each a "Fund" and collectively, the "Funds"). Additional funds and classes may be offered in the future.

"Open-end" means that each Fund issues an indefinite number of shares which it continuously offers to redeem at net asset value per share ("NAV"). A "management" investment company actively buys and sells securities for the portfolio of each Fund at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Funds) are commonly referred to as mutual funds.

INVESTMENTS, POLICIES, AND RISKS

The principal investments and policies of the Funds are discussed in the Prospectuses of the Funds. The Funds also may invest in the following securities and engage in the following practices.

ADRS AND EDRS -- American Depositary Receipts, or ADRs, are receipts typically issued by U.S. banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives a Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is "sponsored" means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the U.S. market. An "unsponsored" ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities. European Depositary Receipts, or EDRs, are similar to ADRs, except that they are typically issued by European banks or trust companies.

CERTIFICATES OF DEPOSIT IN FOREIGN BANKS AND U.S. BRANCHES OF FOREIGN BANKS -- The Funds may maintain time deposits in and invest in U.S. dollar denominated certificates of deposit ("CDs") issued by foreign banks and U.S. branches of foreign banks. The Funds limit investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks which have more than $10 billion in assets, have branches or agencies in the U.S., and meet other criteria established by the board of directors. Investments in foreign securities involve special considerations. There is generally less publicly available information about foreign issuers since many foreign countries do not have the same disclosure and reporting requirements as are imposed by the U.S. securities laws. Moreover, foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Such investments may also entail the risks of possible imposition of dividend withholding or confiscatory taxes, possible currency blockage or transfer restrictions, expropriation, nationalization, or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries.

The Funds may also invest in bankers' acceptances, time deposits, and certificates of deposit of U.S. branches of foreign banks and foreign branches of U.S. banks. Investments in instruments of U.S. branches of foreign banks will be made only with branches that are subject to the same regulations as U.S. banks. Investments in instruments issued by a foreign branch of a U.S. bank will be made only if the investment risk associated with such investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent unconditionally liable in the event that the foreign branch fails to pay on the investment for any reason.

COMMERCIAL PAPER -- Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the commercial paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. INVESCO Funds Group, Inc. ("INVESCO"), the Funds' investment advisor, will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either as interest-bearing or on a discounted basis, with maturities not exceeding 270 days.

DEBT SECURITIES -- Debt securities include bonds, notes, and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which a Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which a Fund has invested.

Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") ratings provide a useful guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Although Core Equity Fund may invest up to 15% of its portfolio in lower-rated debt securities, which are often referred to as "junk bonds," the Fund does not currently intend to invest more than 5% of its assets in debt securities. These debt securities will generally be U.S. government and corporate bonds that are rated investment grade at the time of purchase. Increasing the amount of Fund assets invested in unrated or lower-grade straight debt securities may increase the yield produced by a Fund's debt securities but will also increase the credit risk of those securities. A debt security is considered lower grade if it is rated Ba or less by Moody's, or BB or less by S&P at the time of purchase. Never, under any circumstances, does Core Equity Fund invest in bonds rated below Caa by Moody's, or CCC by S&P at the time of purchase. Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. Although Core Equity Fund may invest in debt securities assigned lower grade ratings by S&P or Moody's, at the time of purchase, the Funds' investments have generally been limited to debt securities rated B or higher by S&P or Moody's. Balanced Fund and Total Return Fund may invest only in investment grade debt securities, which are those rated BBB or higher by S&P, or Baa or higher by Moody's, or if unrated, are judged by INVESCO to be of equivalent quality at the time of purchase. At the time of purchase, INVESCO will limit Fund investments to debt securities which INVESCO believes are not highly speculative.

A significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could adversely affect their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely impact issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities. Therefore, INVESCO attempts to limit Core Equity Fund's purchases of lower-rated securities to securities having an established secondary market.

Debt securities rated Caa by Moody's may be in default or may present risks of non-payment of principal or interest. Lower-rated securities by S&P (categories BB, B, or CCC) include those which are predominantly speculative because of the issuer's perceived capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are usually outweighed by large uncertainties or major risk exposures to adverse conditions.

Although bonds in the lowest investment grade debt category (those rated BBB by S&P, Baa by Moody's or the equivalent) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds. Lower-rated bonds by Moody's (categories Ba, B, or Caa) are of poorer quality and also have speculative characteristics. Bonds rated Caa may

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be in default or there may be present elements of danger with respect to principal or interest. Lower-rated bonds by S&P (categories BB, B, CCC) include those that are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds having equivalent ratings from other rating services will have characteristics similar to those of the corresponding S&P and Moody's ratings. For a specific description of S&P and Moody's corporate bond rating categories, please refer to Appendix A.

The Funds may invest in zero coupon bonds, step-up bonds, mortgage-backed securities, and asset-backed securities. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. The market values of zero coupon and step-up bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. A Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until the maturity or call date of a bond, in order for the Fund to maintain its qualification as a regulated investment company. These required distributions could reduce the amount of cash available for investment by a Fund. Mortgage-backed securities represent interests in pools of mortgages while asset-backed securities generally represent interests in pools of consumer loans. Both of these are usually set up as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported, at least in part, by letters of credit or other credit enhancements or, in the case of mortgage-backed securities, guarantees by the U.S. government, its agencies or instrumentalities. The underlying loans are subject to prepayments that may shorten the securities' weighted average lives and may lower their returns.

DOMESTIC BANK OBLIGATIONS -- U.S. banks (including their foreign branches) issue CDs and bankers' acceptances which may be purchased by the Funds if an issuing bank has total assets in excess of $5 billion and the bank otherwise meets the Funds' credit rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank. Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). Bankers' acceptances are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount. Both types of securities are subject to the ability of the issuing bank to meet its obligations, and are subject to risks common to all debt securities. In addition, banker's acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

EQUITY SECURITIES -- The Funds may invest in common, preferred, and convertible preferred stocks, and securities whose values are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common stocks and preferred stocks represent equity ownership in a corporation. Owners of stock, such as the Funds, share in a corporation's earnings through dividends which may be declared by the corporation, although the receipt of dividends is not the principal benefit that the Funds seek when they invest in stocks and similar instruments.

Instead, the Funds seek to invest in stocks that will increase in market value and may be sold for more than a Fund paid to buy them. Market value is based upon constantly changing investor perceptions of what the company is worth compared to other companies. Although dividends are a factor in the changing market value of stocks, many companies do not pay dividends, or pay comparatively small dividends. The principal risk of investing in equity securities is that their market values fluctuate constantly, often due to factors entirely outside the control of the Funds or the company issuing the stock. At any given time, the market value of an equity security may be significantly higher or lower than the amount paid by a Fund to acquire it.

Owners of preferred stocks are entitled to dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company's debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.

The Funds also may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an "investment value" which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a "conversion value," which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values.

Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

EUROBONDS AND YANKEE BONDS -- The Funds may invest in bonds issued by foreign branches of U.S. banks ("Eurobonds") and bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee bonds"). These bonds are bought and sold in U.S. dollars, but generally carry with them the same risks as investing in foreign securities.

FOREIGN SECURITIES -- Investments in the securities of foreign companies, or companies that have their principal business activities outside the United States, involve certain risks not associated with investments in U.S. companies. Non-U.S. companies generally are not subject to the same uniform accounting, auditing, and financial reporting standards that apply to U.S. companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. There may also be less publicly available information about a foreign company.

Although the volume of trading in foreign securities markets is growing, securities of many non-U.S. companies may be less liquid and have greater swings in price than securities of comparable U.S. companies. The costs of buying and selling securities on foreign securities exchanges are generally significantly higher than similar costs in the United States. There is generally less government supervision and regulation of exchanges, brokers, and issuers in foreign countries than there is in the United States. Investments in non-U.S. securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation, and imposition of withholding taxes on dividends or interest payments. If it becomes necessary, it may be more difficult for a Fund to obtain or to enforce a judgment against a foreign issuer than against a domestic issuer.

Securities traded on foreign markets are usually bought and sold in local currencies, not in U.S. dollars. Therefore, the market value of foreign securities acquired by a Fund can be affected -- favorably or unfavorably -- by changes in currency rates and exchange control regulations. Costs are incurred in converting money from one currency to another. Foreign currency exchange rates are determined by supply and demand on the foreign exchange markets. Foreign exchange markets are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors, all of which are outside the control of each Fund. Generally, the Funds' foreign currency exchange transactions will be conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.

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FUTURES, OPTIONS, AND OTHER FINANCIAL INSTRUMENTS

GENERAL. The advisor may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of a Fund's investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). These financial instruments include options, futures contracts (sometimes referred to as "futures"), forward contracts, swaps, caps, floors, and collars (collectively, "Financial Instruments"). The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, and stripped interest and principal of debt.

Hedging strategies can be broadly categorized as "short" hedges and "long" or "anticipatory" hedges. A short hedge involves the use of a Financial Instrument in order to partially or fully offset potential variations in the value of one or more investments held in a Fund's portfolio. A long or anticipatory hedge involves the use of a Financial Instrument in order to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. In an anticipatory hedge transaction, the Fund does not already own a corresponding security. Rather, the hedge relates to a security or type of security that the Fund intends to acquire. If the Fund does not eliminate the hedge by purchasing the security as anticipated, the effect on the Fund's portfolio is the same as if a long position were entered into. Financial Instruments may also be used, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

Financial Instruments on individual securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund already owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge all or a portion of a portfolio against price movements of the securities within a market sector in which the Fund has invested or expects to invest.

The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several exchanges upon which they are traded, and the Commodity Futures Trading Commission ("CFTC"). In addition, the Funds' ability to use Financial Instruments will be limited by tax considerations. See "Tax Consequences of Owning Shares of a Fund."

In addition to the instruments and strategies described below, the advisor may use other similar or related techniques to the extent that they are consistent with a Fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The Funds' Prospectuses or SAI will be supplemented to the extent that new products or techniques become employed involving materially different risks than those described below or in the Prospectuses.

SPECIAL RISKS. Financial Instruments and their use involve special considerations and risks, certain of which are described below.

(1) Financial Instruments may increase the volatility of a Fund. If the advisor employs a Financial Instrument that correlates imperfectly with a Fund's investments, a loss could result, regardless of whether or not the intent was to manage risk. In addition, these techniques could result in a loss if there is not a liquid market to close out a position that a Fund has entered.

(2) There might be imperfect correlation between price movements of a Financial Instrument and price movement of the investment(s) being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment(s), the hedge would not be fully successful. This might be caused by certain kinds of trading activity that distorts the normal price relationship between the security being hedged and the Financial Instrument. Similarly, the effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

The Funds are authorized to use options and futures contracts related to securities with issuers, maturities or other characteristics different from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of a Fund's portfolio investments.

The direction of options and futures price movements can also diverge from the direction of the movements of the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may take positions in options and futures contracts with a greater or lesser face value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements of portfolio securities. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because the advisor projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase would likely be wholly or partially offset by a decline in the value of the short position in the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

(4) A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the degree of liquidity of the market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(5) As described below, the Funds are required to maintain assets as "cover," maintain segregated accounts or make margin payments when they take positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

COVER. Positions in Financial Instruments, other than purchased options, expose the Funds to an obligation to another party. A Fund will not enter into any such transaction unless it owns (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid assets as segregated in the prescribed amount as determined daily.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding Financial Instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to hold as segregated could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS. Each Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). A call option gives the purchaser the right to buy, and obligates the writer to sell the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. See "Options on Indexes" below with regard to cash settlement of option contracts on index values.

The purchase of call options can serve as a hedge against a price rise of the underlier and the purchase of put options can serve as a hedge against a price decline of the underlier. Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long or anticipatory hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security or currency at more than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

RISKS OF OPTIONS ON SECURITIES. Options embody the possibility of large amounts of exposure, which will result in a Fund's net asset value being more sensitive to changes in the value of the related investment. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit from the transaction.

The Funds' ability to establish and close out positions in options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to the option's expiration. If a Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities subject to the call or the liquid assets underlying the put until a closing purchase transaction can be entered into or the option expires. However, there can be no assurance that such a market will exist at any particular time.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

OPTIONS ON INDEXES. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and changes in value depend on changes in the index in question. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, upon exercise of the call, the purchaser will receive from the Fund an amount of cash equal to the positive difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put to deliver to the Fund an amount of cash equal to the positive difference between the exercise price of the put and the closing price of the index times the multiplier. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the positive difference between the exercise price of the put and the closing level of the index times the multiplier.

The risks of purchasing and selling options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot fulfill its potential settlement obligations by delivering the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level. As with other kinds of options, a Fund as the call writer will not learn what it has been assigned until the next business day. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because in that case the writer's obligation is to deliver the underlying security, not to pay its value as of a moment in the past. In contrast, the writer of an index call will be required to pay cash in an amount based on the difference between the closing index value on the exercise date and the exercise price. By the time a Fund learns what it has been assigned, the index may have declined. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund nevertheless will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.

Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. When a Fund purchases or sells a futures contract, it incurs an obligation respectively to take or make delivery of a specified amount of the obligation underlying the contract at a specified time and price. When a Fund writes an option on a futures contract, it becomes obligated to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, on exercise it assumes a short futures position. If it writes a put, on exercise it assumes a long futures position.

The purchase of futures or call options on futures can serve as a long or an anticipatory hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

In addition, futures strategies can be used to manage the "duration" (a measure of anticipated sensitivity to changes in interest rates, which is sometimes related to the weighted average maturity of a portfolio) and associated interest rate risk of a Fund's fixed-income portfolio. If the advisor wishes to shorten the duration of a Fund's fixed-income portfolio (i.e., reduce anticipated sensitivity), the Fund may sell an appropriate debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the advisor wishes to lengthen the duration of a Fund's fixed-income portfolio (i.e., increase anticipated sensitivity), the Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

At the inception of a futures contract, a Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Initial margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as "marking-to-market." Unlike margin in securities transactions, initial margin on futures contracts and written options on futures contracts does not represent a borrowing on margin, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required to increase the level of initial margin deposits. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities in order to do so at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to continue to maintain the position being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

To the extent that a Fund enters into futures contracts, options on futures contracts, and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts, and currency options.

RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads at a given time between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Due to the possibility of distortion, a hedge may not be successful.

Although stock index futures contracts do not require physical delivery, under extraordinary market conditions, liquidity of such futures contracts also could be reduced. Additionally, the advisor may be incorrect in its expectations as to the extent of various interest rates, currency exchange rates or stock market movements or the time span within which the movements take place.

INDEX FUTURES. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of a hedge increases as the composition of a Fund's portfolio diverges from the index. The price of the index futures may move proportionately more than or less than the price of the securities being hedged. If the price of the index futures moves proportionately less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. Assuming the price of the securities being hedged has moved in an unfavorable direction, as anticipated when the hedge was put into place, the Fund would be in a better position than if it had not hedged at all, but not as good as if the price of the index futures moved in full proportion to that of the hedged securities. However, if the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by movement of the price of the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

Where index futures are purchased in an anticipatory hedge, it is possible that the market may decline instead. If a Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. A Fund may use options and futures contracts on foreign currencies, as mentioned previously, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or, in certain circumstances, for investment (e.g., as a substitute for investing in securities denominated in foreign currency). Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.

A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, a Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes, and charges associated with such delivery assessed in the issuing country.

FORWARD CURRENCY CONTRACTS AND FOREIGN CURRENCY DEPOSITS. The Funds may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered. Forward currency contracts are negotiated directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long or anticipatory hedges. For example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contracts may also serve as short hedges. For example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Funds may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Funds may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the advisor anticipates that there will be a positive correlation between the two currencies.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to segregate cash or liquid assets.

The precise matching of forward currency contract amounts and the value of the securities, dividends, or interest payments involved generally will not be possible because the value of such securities, dividends or interest payments, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Forward currency contracts may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the advisor anticipates. There is no assurance that the advisor's use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

The Funds may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

COMBINED POSITIONS. A Fund may purchase and write options or futures in combination with each other, or in combination with futures or forward currency contracts, to manage the risk and return characteristics of its overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs.

TURNOVER. The Funds' options and futures activities may affect their turnover rates and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, increasing turnover. Although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

SWAPS, CAPS, FLOORS, AND COLLARS. The Funds are authorized to enter into swaps, caps, floors, and collars. Swaps involve the exchange by one party with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap or a floor entitles the purchaser, to the extent that a specified index exceeds in the case of a cap, or falls below in the case of a floor, a predetermined value, to receive payments on a notional principal amount from the party selling such instrument. A collar combines elements of buying a cap and selling a floor.

HOLDRS -- Holding Company Depositary Receipts, or HOLDRs, are trust-issued receipts that represent a Fund's beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, a Fund's investment will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

ILLIQUID SECURITIES -- Securities which do not trade on stock exchanges or in the over-the-counter market, or have restrictions on when and how they may be sold, are generally considered to be "illiquid." An illiquid security is one that a Fund may have difficulty -- or may even be legally precluded from -- selling at any particular time. A Fund may invest in illiquid securities, including restricted securities and other investments which are not readily marketable. A Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that a Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over-the- counter market.

INITIAL PUBLIC OFFERINGS ("IPOS") -- The Funds may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund for as long as it has a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investment, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Funds may realize taxable gains they will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

INTERFUND BORROWING AND LENDING PROGRAM -- Pursuant to an exemptive order issued by the SEC dated December 21, 1999, a Fund may lend money to, and borrow money for temporary purposes from, other funds advised by INVESCO or its affiliates. A Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is unavailable, called or not renewed.

INVESTMENT COMPANY SECURITIES -- To manage their daily cash positions, the Funds may invest in securities issued by other investment companies, including investment companies advised by INVESCO and its affiliates (pursuant to an exemptive order dated May 12, 1999) that invest in short-term debt securities and seek to maintain a net asset value of $1.00 per share ("money market funds"). The Funds also may invest in Exchange-Traded Funds ("ETFs"). ETFs are investment companies that are registered under the Investment Company Act of 1940 (the"1940 Act") as open-end funds or Unit Investment Trusts ("UITs"). ETFs are based on specific domestic and foreign indices. ETF shares are sold and redeemed at net asset value only in large blocks. In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual shares among themselves at market prices throughout the day. The 1940 Act, limits investments in securities of other investment companies. These limitations include, among others, that, subject to certain exceptions, no more than 10% of a Fund's total assets may be invested in securities of other investment companies, no more than 5% of its total assets may be invested in the securities of any one investment company, and a Fund may not own more than 3% of the outstanding shares of any investment company. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related, and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers, and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The advisor will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA). GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA). FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the

Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC). FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions, and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS, AND OTHER SECONDARY MARKET ISSUERS. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A Real Estate Mortgage Investment Conduit ("REMIC") is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and is an investment in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

RISKS OF MORTGAGE-BACKED SECURITIES. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social, and other factors, such as the sale of the underlying property, refinancing, or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

ASSET-BACKED SECURITIES. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases, and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool in a timely fashion ("liquidity protection"). In addition, asset-backed securities may include insurance, such as guarantees, policies, or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

REAL ESTATE INVESTMENT TRUSTS - To the extent consistent with their investment objectives and policies, the Funds may invest in securities issued by real estate investment trusts ("REITs").

REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

To the extent that the Funds have the ability to invest in REITs, a Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Funds, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

In addition to the risks described above, REITs may be affected by any changes in the value of the underlying property in their portfolios. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs.

REPURCHASE AGREEMENTS -- A Fund may enter into repurchase agreements, or "REPOs", on debt securities that the Fund is allowed to hold in its portfolio. This is a way to invest money for short periods. A REPO is an agreement under which the Fund acquires a debt security and then resells it to the seller at an agreed-upon price and date (normally, the next business day). The repurchase price represents an interest rate effective for the short period the debt security is held by the Fund, and is unrelated to the interest rate on the underlying debt security. A repurchase agreement is often considered as a loan collateralized by securities. The collateral securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement. The collateral securities are held by the Fund's custodian bank until the repurchase agreement is completed.

The Funds may enter into repurchase agreements with financial institutions that are creditworthy under standards established by the Company's board of directors. The Company's advisor, INVESCO, must use these standards to review the creditworthiness of any financial institution that is a party to a REPO. REPOs maturing in more than seven days are considered illiquid securities. A Fund will not enter into repurchase agreements maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in these repurchase agreements and other illiquid securities.

As noted above, the Funds use REPOs as a means of investing cash for short periods of time. Although REPOs are considered to be highly liquid and comparatively low-risk, the use of REPOs does involve some risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss on the sale of the collateral security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

RULE 144A SECURITIES -- A Fund also may invest in securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). In recent years, a large institutional market has developed for many Rule 144A Securities. Institutional investors generally cannot sell these securities to the general public but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold to other institutional investors, or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions does not necessarily mean that a Rule 144A Security is illiquid. Institutional markets for Rule 144A Securities may provide both reliable market values for Rule 144A Securities and enable a Fund to sell a Rule 144A investment when appropriate. For this reason, the Company's board of directors has concluded that if a sufficient institutional trading market exists for a given Rule 144A security, it may be considered "liquid," and not subject to a Fund's limitations on investment in restricted securities. The Company's board of directors has given INVESCO the day-to-day authority to determine the liquidity of Rule 144A Securities, according to guidelines approved by the board. The principal risk of investing in Rule 144A Securities is that there may be an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by a Fund, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

SECURITIES LENDING -- Each Fund may from time to time loan securities from its portfolio to brokers, dealers and financial institutions to earn income or generate cash for liquidity. When the Fund lends securities it will receive collateral in cash or U.S. Treasury obligations which will be maintained, and with regard to cash, invested, at all times in an amount equal to at least 100% of the current market value of the loaned securities. All such loans will be made according to the guidelines of the SEC and the Company's board of directors. A Fund may at any time call such loans to obtain the securities loaned. If the borrower of the securities should default on its obligation to return the securities borrowed, the value of the collateral may be insufficient to permit the Fund to reestablish its position by making a comparable investment due to changes in market conditions or the Fund may be unable to exercise certain ownership rights. A Fund will be entitled to earn interest paid upon investment of the cash collateral or to the payment of a premium or fee for the loan. A Fund may pay reasonable fees in connection with such loans, including payments to the borrower and to one or more securities lending agents (each an "Agent").

INVESCO provides the following services in connection with the securities lending activities of each Fund: (a) oversees participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assists the Agent in determining which specific securities are available for loan; (c) monitors the Agent's loan activities to ensure that securities loans are effected in accordance with INVESCO's instructions and with procedures adopted by the board of directors; (d) prepares appropriate periodic reports for, and seeks appropriate approvals from, the board of directors with respect to securities lending activities; (e) responds to Agent inquiries; and (f) performs such other duties as necessary. INVESCO intends to seek necessary approvals to enable it to earn compensation for providing such services.

The Funds have obtained an exemptive order from the SEC allowing them to invest uninvested cash balances and cash collateral received in connection with securities lending in money market funds that have INVESCO or an affiliate of INVESCO as an investment advisor.

SOVEREIGN DEBT -- In certain emerging countries, the central government and its agencies are the largest debtors to local and foreign banks and others. Sovereign debt involves the risk that the government, as a result of political considerations or cash flow difficulties, may fail to make scheduled payments of interest or principal and may require holders to participate in rescheduling of payments or even to make additional loans. If an emerging country government defaults on its sovereign debt, there is likely to be no legal proceeding under which the debt may be ordered repaid, in whole or in part. The ability or willingness of a foreign sovereign debtor to make payments of principal and interest in a timely manner may be influenced by, among other factors, its cash flow, the magnitude of its foreign reserves, the availability of foreign exchanges on the payment date, the debt service burden to the economy as a whole, the debtor's then current relationship with the International Monetary Fund and its then current political constraints. Some of the emerging countries issuing such instruments have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance government programs, and may have other adverse social, political, and economic consequences, including effects on the willingness of such countries to service their sovereign debt. An emerging country government's willingness and ability to make timely payments on its sovereign debt also are likely to be heavily affected by the country's balance of trade and its access to trade and other international credits. If a country's exports are concentrated in a few commodities, such country would be more significantly exposed to a decline in the international prices of one or more of such commodities. A rise in protectionism on the part of its trading partners, or unwillingness by such partners to make payment for goods in hard currency, could also adversely affect the country's ability to export its products and repay its debts. Sovereign debtors may also be dependent on expected receipts from such agencies and others abroad to reduce principal and interest arrearages on their debt. However, failure by the sovereign debtor or other entity to implement economic reforms negotiated with multilateral agencies or others, to achieve specified levels of economic performance, or to make other debt payments when due, may cause third parties to terminate their commitments to provide funds to the sovereign debtor, which may further impair such debtor's willingness or ability to service its debts.

The Funds may invest in debt securities issued under the "Brady Plan" in connection with restructurings in emerging country debt markets or earlier loans. These securities, often referred to as "Brady Bonds," are, in some cases, denominated in U.S. dollars and collateralized as to principal by U.S. Treasury zero coupon bonds having the same maturity. At least one year's interest payments, on a rolling basis, are collateralized by cash or other investments. Brady Bonds are actively traded on an over-the-counter basis in the secondary market for emerging country debt securities. Brady Bonds are lower-rated bonds and highly volatile.

UNSEASONED ISSUERS -- The Funds may purchase securities in unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

U.S. GOVERNMENT SECURITIES -- Each Fund may, from time to time, purchase debt securities issued by the U.S. government. These securities include Treasury bills, notes, and bonds. Treasury bills have a maturity of one year or less, Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

U.S. government debt securities also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some obligations of U.S. government agencies, which are established under the authority of an act of Congress, such as Government National Mortgage Association ("GNMA") Participation Certificates, are supported by the full faith and credit of the U.S. Treasury. GNMA Certificates are mortgagebacked securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity, as is the case with a bond. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA Certificate.

Other United States government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. A Fund will invest in securities of such instrumentalities only when INVESCO is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or intrumentalities if it is not legally obligated to do so.

WHEN-ISSUED/DELAYED DELIVERY -- The Funds normally buy and sell securities on an ordinary settlement basis. That means that the buy or sell order is sent, and a Fund actually takes delivery or gives up physical possession of the security on the "settlement date," which is three business days later. However, the Funds also may purchase and sell securities on a when-issued or delayed delivery basis.

When-issued or delayed delivery transactions occur when securities are purchased or sold by a Fund and payment and delivery take place at an agreed-upon time in the future. The Funds may engage in this practice in an effort to secure an advantageous price and yield. However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed delivery transaction was entered into. When a Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised, that failure may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No payment or delivery is made by a Fund until it receives delivery or payment from the other party to the transaction. However, fluctuation in the value of the security from the time of commitment until delivery could adversely affect a Fund.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by each respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund. As provided in the Investment Company Act of 1940, as amended (the "1940 Act"), a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security. Each Fund may not:

     1. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     2. with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     3. underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities;

     4. borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

     5. issue senior securities, except as permitted under the 1940 Act;

     6. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

     7. purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments; or

     8. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     9. Each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

In addition, each Fund has the following non-fundamental policies, which may be changed without shareholder approval:

     A. The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.

     B. The Fund may borrow money only from a bank or from an open-end management investment company managed by INVESCO or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (4)).

     C. The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     D. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

     E. With respect to fundamental limitation (1), domestic and foreign banking will be considered to be different industries.

In addition, with respect to a Fund that may invest in municipal obligations, the following non-fundamental policy applies, which may be changed without shareholder approval:

     Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by a Fund exceeds 10% of the Fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity. With respect to a Fund that is not a money market fund, securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to the limitations set forth in the preceding sentence.

MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISOR

INVESCO, located at 4350 South Monaco Street, Denver, Colorado, is the Company's investment advisor. INVESCO was founded in 1932 and serves as an investment advisor to:

        INVESCO Bond Funds, Inc.
        INVESCO Combination Stock & Bond Funds, Inc.
        INVESCO Counselor Series Funds, Inc.
        INVESCO International Funds, Inc.
        INVESCO Manager Series Funds, Inc.
        INVESCO Money Market Funds, Inc.
        INVESCO Sector Funds, Inc.
        INVESCO Stock Funds, Inc.
        INVESCO Treasurer's Series Funds, Inc.
        INVESCO Variable Investment Funds, Inc.

As of June 30, 2003, INVESCO managed 48 mutual funds having combined assets of $19.2 billion, on behalf of 2,756,061 shareholder accounts.

INVESCO is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. AMVESCAP PLC is one of the largest independent investment management businesses in the world, with approximately $347.6 billion in assets under management as of June 30, 2003.

AMVESCAP PLC's North American subsidiaries include:

     AMVESCAP Retirement, Inc. ("ARI"), Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to plan sponsors, institutional retirement plan sponsors and institutional plan providers.

          AMVESCAP National Trust Company (formerly known as Institutional Trust Company doing business as INVESCO Trust Company) (ANTC), a wholly owned subsidiary of ARI, maintains an institutional retirement Trust containing 34 collective trust funds designed specially for qualified plans. ANTC provides retirement account custodian and/or trust services for individual retirement accounts ("IRAs") and other retirement plan accounts. ANTC acts as directed, non-discretionary trustee or custodian for such plans.

     INVESCO Institutional (N.A.), Inc., Atlanta, Georgia, manages individualized investment portfolios of equity, fixed-income, and real estate securities for institutional clients, including mutual funds and collective investment entities. INVESCO Institutional (N.A.), Inc. includes the following Groups and Divisions and:

          INVESCO Capital Management Group, Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds.

          INVESCO National Asset Management Group, Atlanta, Georgia, provides investment advisory services to employee pension and profit sharing plans, endowments and foundations, public plans, unions
          (Taft-Hartley), mutual funds and individuals.

          INVESCO Fixed Income/Stable Value Division, Louisville, Kentucky, provides customized low volatility fixed income solutions to 401(k), 457, and other tax qualified retirement plans.

          INVESCO Financial Institutions Group, Atlanta, Georgia, provides investment management services through separately managed account programs offered by brokerage firms.

          INVESCO Structured Products Group, New York, New York, is responsible for tactical asset allocation and managed futures products, and quantitative stock selection products. This group develops forecasting models for domestic stock and bond markets and manages money for clients in products based on these forecasting models.

          INVESCO Realty Advisors Division, Dallas, Texas, is responsible for providing advisory services to discretionary and non-discretionary accounts with respect to investments in real estate, mortgages, private real estate partnership interests, REITs, and publicly traded stocks of companies deriving substantial revenues from real estate industry activities.

          INVESCO Multiple Asset Strategies Group, Atlanta, Georgia, maintains a complex set of fundamentally based quantitative models used as a primary basis for asset allocation decisions. The group's main product is global asset allocation.

     A I M Advisors, Inc., Houston, Texas, provides investment advisory and administrative services for retail and institutional mutual funds.

     A I M Capital Management, Inc., Houston, Texas, provides investment advisory services to individuals, corporations, pension plans, and other private investment advisory accounts and also serves as a sub-advisor to certain retail and institutional mutual funds, one Canadian mutual fund, and one portfolio of an open-end registered investment company that is offered to separate accounts of insurance companies.

     A I M Distributors, Inc. and Fund Management Company, Houston, Texas, are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

The corporate headquarters of AMVESCAP PLC are located at 30 Finsbury Square, London, EC2A 1AG, England.

THE INVESTMENT ADVISORY AGREEMENT

INVESCO serves as investment advisor to the Funds under an Investment Advisory Agreement dated February 28, 1997 (the "Agreement") with the Company.

The Agreement requires that INVESCO manage the investment portfolio of each Fund in a way that conforms with the Fund's investment policies. INVESCO may directly manage a Fund itself, or may hire a sub-advisor, which may be an affiliate of INVESCO, to do so. Specifically, INVESCO is responsible for:

  o managing the investment and reinvestment of all the assets of the Funds, and executing all purchases and sales of portfolio securities;

  o maintaining a continuous investment program for the Funds, consistent with
    (i) each Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws and Registration Statement, as from time to time amended, under the 1940 Act, and in any prospectus and/or statement of additional information of the Funds, as from time to time amended and in use under the 1933 Act, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

  o determining what securities are to be purchased or sold for the Funds, unless otherwise directed by the directors of the Company, and executing transactions accordingly;

  o providing the Funds the benefit of investment analysis and research, the reviews of current economic conditions and trends, and the consideration of a long-range investment policy now or hereafter generally available to the investment advisory customers of the advisor or any sub-advisor;

  o determining what portion of each Fund's assets should be invested in the various types of securities authorized for purchase by the Fund; and

  o making recommendations as to the manner in which voting rights, rights to consent to Fund action, and any other rights pertaining to a Fund's portfolio securities shall be exercised.

INVESCO also performs all of the following services for the Funds:

  o administrative;

  o internal accounting (including computation of net asset value);

  o clerical and statistical;

  o secretarial;

  o all other services necessary or incidental to the administration of the affairs of the Funds;

  o supplying the Company with officers, clerical staff, and other employees;

  o furnishing office space, facilities, equipment, and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts;

  o conducting periodic compliance reviews of the Funds' operations; preparation and review of required documents, reports and filings by INVESCO's in-house legal and accounting staff or in conjunction with independent attorneys and accountants (including prospectuses, statements of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Funds);

  o supplying basic telephone service and other utilities; and

  o preparing and maintaining certain of the books and records required to be prepared and maintained by the Funds under the 1940 Act.

Expenses not assumed by INVESCO are borne by the Funds. As full compensation for its advisory services to the Company, INVESCO receives a monthly fee from each Fund. The fee is allocated daily to each class based on the relative proportion of net assets represented by such class. The fee is calculated at the annual rate of:

Core Equity and Balanced Funds

  o 0.60% on the first $350 million of each Fund's average net assets;

  o 0.55% on the next $350 million of each Fund's average net assets;

  o 0.50% of each Fund's average net assets from $700 million;

  o 0.45% of each Fund's average net assets from $2 billion;

  o 0.40% of each Fund's average net assets from $4 billion;

  o 0.375% of each Fund's average net assets from $6 billion; and

  o 0.35% of each Fund's average net assets from $8 billion.

Total Return Fund

  o 0.75% on the first $500 million of the Fund's average net assets;

  o 0.65% on the next $500 million of the Fund's average net assets;

  o 0.50% of the Fund's average net assets from $1 billion;

  o 0.45% of the Fund's average net assets from $2 billion;

  o 0.40% of the Fund's average net assets from $4 billion;

  o 0.375% of the Fund's average net assets from $6 billion; and

  o 0.35% of the Fund's average net assets from $8 billion.

During the periods outlined in the table below, the Funds paid INVESCO advisory fees in the dollar amounts shown. Since Total Return Fund's Institutional Class and Class K shares had not commenced operations as of May 31, 2003, no advisory fees were paid with respect to Total Return Fund's Institutional Class and Class K shares as of that date. If applicable, the advisory fees were offset by credits in the amounts shown, so that the Funds' fees were not in excess of the expense limitations shown, which have been voluntarily agreed to by the Company and INVESCO. The fee is allocated daily to each class based on the relative proportion of net assets represented by such class.

                                ADVISORY        TOTAL EXPENSE      TOTAL EXPENSE
                                FEE DOLLARS     REIMBURSEMENTS     LIMITATIONS

INVESTOR CLASS

CORE EQUITY FUND
Year Ended May 31, 2003         $12,748,828     $         0        N/A
Year Ended May 31, 2002          17,273,680               0        N/A
Year Ended May 31, 2001          20,643,362               0        N/A

BALANCED FUND
Year Ended May 31, 2003         $ 3,337,535     $   319,653        1.25%
Year Ended May 31, 2002           5,055,298               0        1.25%
Year Ended May 31, 2001           5,316,655               0        1.25%

                                ADVISORY        TOTAL EXPENSE      TOTAL EXPENSE
                                FEE DOLLARS     REIMBURSEMENTS     LIMITATIONS

TOTAL RETURN FUND
Year Ended May 31, 2003         $ 6,147,015     $ 2,080,446        1.24%(1)
Year Ended May 31, 2002           8,260,344               0        N/A
Year Ended May 31, 2001          11,225,060               0        N/A

INSTITUTIONAL CLASS

BALANCED FUND
Year Ended May 31, 2003         $ 1,255,717     $         0        1.00%
Year Ended May 31, 2002           1,073,659               0        1.00%
Period Ended May 31, 2001(2)        470,865         151,687        1.00%

CLASS A

CORE EQUITY FUND
Year Ended May 31, 2003         $    14,226     $         0        1.50%
Period Ended May 31, 2002(3)            104               0        1.50%

BALANCED FUND
Year Ended May 31, 2003         $     1,446     $     2,966        1.35%(4)
Period Ended May 31, 2002(3)             31               0        1.50%

TOTAL RETURN FUND
Year Ended May 31, 2003         $     3,059     $     2,592        1.34%(5)
Period Ended May 31, 2002(3)             51               0        1.50%

CLASS B

CORE EQUITY FUND
Year Ended May 31, 2003         $     2,950     $     2,300        2.15%
Period Ended May 31, 20023              109               0        2.15%

BALANCED FUND
Year Ended May 31, 2003         $       822     $     3,523        2.00%(6)
Period Ended May 31, 2002(3)             33               0        2.15%

                                ADVISORY        TOTAL EXPENSE      TOTAL EXPENSE
                                FEE DOLLARS     REIMBURSEMENTS     LIMITATIONS

TOTAL RETURN FUND
Year Ended May 31, 2003         $     1,903     $     3,513        1.99%(7)
Period Ended May 31, 2002(3)             51               0        2.15%

CLASS C

CORE EQUITY FUND
Year Ended May 31, 2003         $    40,955     $         0        N/A
Year Ended May 31, 2002              49,474               0        N/A
Year Ended May 31, 2001              29,146               0        N/A

BALANCED FUND
Year Ended May 31, 2003         $    15,976     $    20,720        2.00%
Year Ended May 31, 2002              34,005           4,670        2.00%
Year Ended May 31, 2001              33,542               0        2.00%

TOTAL RETURN FUND
Year Ended May 31, 2003         $     4,908     $     8,666        1.99%(8)
Year Ended May 31, 2002               4,615               0        N/A
Year Ended May 31, 2001               1,481               0        N/A

CLASS K

CORE EQUITY FUND
Year Ended May 31, 2003         $   103,385     $   130,653        2.20%(8)
Year Ended May 31, 2002              70,870               0        N/A
Period Ended May 31,2001(9)               2               0        N/A

BALANCED FUND
Year Ended May 31, 2003         $    53,494     $     5,723        1.45%
Year Ended May 31, 2002              39,594               0        1.45%
Period Ended May 31,2001(9)               2               7        1.45%

(1) Effective June 28, 2002.
(2) For the period July 3, 2000, commencement of operations, through May 31,
    2001.
(3) For the period April 1, 2002, commencement of operations, through May 31, 2002.

(4) 1.35% as of August 1, 2002. 1.50% prior to August 1, 2002.
(5) 1.34% as of August 1, 2002. 1.50% prior to August 1, 2002.
(6) 2.00% as of August 1, 2002. 2.15% prior to August 1, 2002.
(7) 1.99% as of August 1, 2002. 2.15% prior to August 1, 2002.
(8) Effective August 1, 2002.
(9) For the period December 14, 2000, commencement of operations, through May 31, 2001.

BOARD RENEWAL OF ADVISORY AGREEMENT

In renewing the Advisory Agreement, the board primarily considered, with respect to each Fund, the nature, quality, and extent of the services provided under the Agreement and the overall fairness of the Agreement. The board requested and evaluated information from INVESCO that addressed specific factors designed to assist in the board's consideration of these issues.

With respect to the nature and quality of the services provided, the board reviewed, among other things (1) the overall performance results of the Funds in comparison to relevant indices, (2) a summary for each Fund of the performance of a peer group of investment companies pursuing broadly similar strategies prepared by an independent data service, and (3) the degree of risk undertaken by INVESCO as reflected by a risk/return summary, also prepared by the independent data service. The board considered INVESCO's resources and responsiveness with respect to Funds that have experienced performance difficulties and discussed the efforts being made to improve the performance records of such Funds. The board also considered the advantages to each Fund of having an advisor that is associated with a global investment management organization. In connection with its review of the quality of the execution of the Funds' trades, the board considered INVESCO's use in fund transactions of brokers or dealers that provided research and other services to INVESCO or its affiliates, and the benefits derived from such services to the Funds and to INVESCO. The board also considered the quality of the shareholder and administrative services provided by INVESCO, as well as the firm's positive compliance history.

With respect to the overall fairness of the Agreement, the board primarily considered the fairness of fee arrangements and the profitability and any fall-out benefits to INVESCO and its affiliates from their association with the Funds. The board reviewed information from an independent data service about the rates of compensation paid to investment advisors and overall expense ratios, for funds comparable in size, character, and investment strategy to the Funds. In concluding that the benefits accruing to INVESCO and its affiliates by virtue of their relationships with the Funds were reasonable in comparison with the costs of providing investment advisory services and the benefits accruing to each Fund, the board reviewed specific data as to INVESCO's profit or loss on each Fund, and carefully examined INVESCO's cost allocation methodology. In this connection, the board requested that the Funds' independent auditors review INVESCO's methodology for appropriateness. The board concluded that renewal of the Agreement was in the best interest of the Funds' shareholders. These matters were considered by directors who are not affiliated with INVESCO (the "Independent Directors") working with experienced 1940 Act counsel that is independent of INVESCO.

ADMINISTRATIVE SERVICES AGREEMENT

INVESCO, either directly or through affiliated companies, provides certain administrative, sub-accounting, and recordkeeping services to the Funds pursuant to an Administrative Services Agreement dated June 1, 2000, as amended February 10, 2003, with the Company.

The Administrative Services Agreement requires INVESCO to provide the following services to the Funds:

  o such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Funds; and

  o such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of INVESCO, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

As full compensation for services provided under the Administrative Services Agreement, each Fund pays a monthly fee to INVESCO consisting of a base fee of $10,000 per year plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.045% per year of the average net assets of each Fund.

TRANSFER AGENCY AGREEMENT

INVESCO also performs transfer agent, dividend disbursing agent, and registrar services for the Funds pursuant to a Transfer Agency Agreement dated June 1, 2000, as amended February 10, 2003, with the Company.

The Transfer Agency Agreement provides that each Fund pays INVESCO an annual fee of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account. This fee is paid monthly at the rate of 1/12 of the annual fee and is based upon the actual number of shareholder accounts and omnibus account participants in each Fund at any time during each month.

FEES PAID TO INVESCO

During the periods outlined in the table below, the Funds paid the following fees to INVESCO (if applicable, prior to the voluntary absorption of certain Fund expenses by INVESCO). The fees are allocated daily to each class based on the relative proportion of net assets represented by such class. Since Total Return Fund's Institutional Class and Class K shares had not commenced operations as of May 31, 2003, no fees were paid with respect to Total Return

Fund's Institutional Class and Class K shares for the periods shown. INVESCO is entitled to reimbursement by a Fund if such reimbursement does not cause the Fund to exceed the current expense limitations and the reimbursement is made within three years after INVESCO incurred the expense.

                                              ADMINISTRATIVE      TRANSFER
                               ADVISORY       SERVICES            AGENCY

INVESTOR CLASS

CORE EQUITY FUND
Year Ended May 31, 2003        $12,748,828    $ 1,134,166         $ 5,196,034
Year Ended May 31, 2002         17,273,680      1,586,100           6,170,161
Year Ended May 31, 2001         20,643,362      1,937,357           6,177,732

BALANCED FUND
Year Ended May 31, 2003        $ 3,337,535    $   273,809         $ 2,305,641
Year Ended May 31, 2002          5,055,298        424,666           3,068,332
Year Ended May 31, 2001          5,316,655        444,344           1,779,714

TOTAL RETURN FUND
Year Ended May 31, 2003        $ 6,147,015    $   401,453         $ 3,868,389
Year Ended May 31, 2002          8,260,344        214,921           6,536,082
Year Ended May 31, 2001         11,225,060        287,476           6,745,155

INSTITUTIONAL CLASS

BALANCED FUND
Year Ended May 31, 2003        $ 1,255,717    $   102,906         $   690,836
Year Ended May 31, 2002          1,073,659         90,137             639,743
Period Ended May 31, 2001(1)       470,865         39,512             432,611

CLASS A

CORE EQUITY FUND
Year Ended May 31, 2003        $    14,225    $     1,261         $     4,158
Period Ended May 31, 2002(2)           104              9                  21

BALANCED FUND
Year Ended May 31, 2003        $     1,446    $       118         $     1,058
Period Ended May 31, 2002(2)            31              3                   8

                                              ADMINISTRATIVE      TRANSFER
                               ADVISORY       SERVICES            AGENCY

TOTAL RETURN FUND
Year Ended May 31, 2003        $     3,059    $       199         $       739
Period Ended May 31, 2002(2)            51              2                   6

CLASS B

CORE EQUITY FUND
Year Ended May 31, 2003        $     2,950    $       262         $     1,945
Period Ended May 31, 2002(2)           109             10                  22

BALANCED FUND
Year Ended May 31, 2003        $       821    $        67         $       660
Period Ended May 31, 2002(2)            33              3                   9

TOTAL RETURN FUND
Year Ended May 31, 2003        $     1,903    $       124         $       714
Period Ended May 31, 2002(2)            51              3                  11

CLASS C

CORE EQUITY FUND
Year Ended May 31, 2003        $    40,955    $     3,643         $    34,617
Year Ended May 31, 2002             49,474          4,542              25,164
Year Ended May 31, 2001             29,146          2,728               8,074

BALANCED FUND
Year Ended May 31, 2003        $    15,976    $     1,311         $    22,286
Year Ended May 31, 2002             34,005          2,857              20,966
Year Ended May 31, 2001             33,542          2,812               8,645

TOTAL RETURN FUND
Year Ended May 31, 2003        $     4,908    $       320         $     6,950
Year Ended May 31, 2002              4,615            120               4,985
Year Ended May 31, 2001              1,481             37               1,515

                                              ADMINISTRATIVE      TRANSFER
                               ADVISORY       SERVICES            AGENCY

CLASS K

CORE EQUITY FUND
Year Ended May 31, 2003        $   103,385    $     9,203         $   319,176
Year Ended May 31, 2002             70,870          6,489              20,273
Period Ended May 31,2001(3)              2              0                   9

BALANCED FUND
Year Ended May 31, 2003        $    53,494    $     4,388         $    37,166
Year Ended May 31, 2002             39,594          3,320              20,201
Period Ended May 31, 2001(3)             2              0                   9


(1) For the period July 3, 2000, commencement of operations, through May 31,
    2001.
(2) For the period April 1, 2002, commencement of operations, through May 31, 2002.
(3) For the period December 14, 2000, commencement of operations, through May 31, 2001.

DIRECTORS AND OFFICERS OF THE COMPANY

The overall direction and supervision of the Company come from the board of directors. The board of directors is responsible for making sure that the Funds' general investment policies and programs are carried out and that the Funds are properly administered.

The officers of the Company, all of whom are officers and employees of INVESCO, are responsible for the day-to-day administration of the Company and the Funds. The officers of the Company receive no direct compensation from the Company or the Funds for their services as officers. INVESCO has the primary responsibility for making investment decisions on behalf of the Funds. These investment decisions are reviewed by the investment committee of INVESCO.

The tables below provide information about each of the Company's directors and officers. The first table provides information for the Independent Directors, and the second table provides information for the directors who are "interested persons" of the Company as defined in Section 2(a)(19) of the 1940 Act (the "Interested Directors"). For the Interested Directors, information about their principal occupations and other directorships reflects their affiliations with INVESCO and its affiliated companies.

INDEPENDENT DIRECTORS

Name, Address, and Age            Position(s) Held     Principal Occupation(s)         Number of      Other Directorships
                                  With Company, Term   During Past Five Years2         Funds in the   Held by Director
                                  of Office(1) and                                     Fund Complex
                                  Length of Time                                       Overseen by
                                  Served(2)                                            Director
Bob R. Baker                      Vice Chairman of the Consultant (2000-present).      48
(3)(4)(5)(9)(10)(11)(12)          Board (2003-present) Formerly, President and Chief
37 Castle Pines Dr. N.                                 Executive Officer (1988-2000)
Castle Rock, Colorado                                  of AMC Cancer Research
Age:  66                                               Center, Denver, Colorado;
                                                       until mid-December 1988, Vice
                                                       Chairman of the Board of
                                                       First Columbia Financial
                                                       Corporation, Englewood,
                                                       Colorado; formerly, Chairman
                                                       of the Board and Chief
                                                       Executive Officer of First
                                                       Columbia Financial
                                                       Corporation.

Sueann Ambron, Ph.D.(5)           Director (since      Dean of the Business School,    48
University of Colorado            2003)                College of Business,
at Denver                                              University of Colorado at
1250 14th Street                                       Denver (2000-present).
Denver, Colorado                                       Formerly, President and Chief
Age 58                                                 Executive Officer of Avulet,
                                                       Inc., Sunnyvale, California
                                                       (1998-1999), and formerly,
                                                       Vice President and General
                                                       Manager, Multimedia Services
                                                       Division, Motorola, Inc.,
                                                       Schaumburg, Illinois
                                                       (1996-1998).

Victor L. Andrews, Ph.D.          Director             Professor Emeritus, Chairman    48
(5)(7)(10)(11)                                         Emeritus and Chairman and CFO
34 Seawatch Drive                                      of the Roundtable of the
Savannah, Georgia                                      Department of Finance of
Age:  73                                               Georgia State University; and
                                                       President, Andrews Financial
                                                       Associates, Inc. (consulting
                                                       firm). Formerly, member of
                                                       the faculties of the Harvard
                                                       Business School and the Sloan
                                                       School of Management of MIT.

Name, Address, and Age            Position(s) Held     Principal Occupation(s)         Number of      Other Directorships
                                  With Company, Term   During Past Five Years2         Funds in the   Held by Director
                                  of Office(1) and                                     Fund Complex
                                  Length of Time                                       Overseen by
                                  Served(2)                                            Director
Lawrence H. Budner                Director             Trust Consultant. Formerly,     48
(3)(6)(10)(11)                                         Senior Vice President and
7608 Glen Albens Circle                                Senior Trust Officer of
Dallas, Texas                                          InterFirst Bank, Dallas,
Age:  73                                               Texas.

James T. Bunch                    Director (since      Co-President and Founder of     48
(4)(5)(6)(8)(9)(12)               2000)                Green, Manning & Bunch Ltd.,
3600 Republic Plaza                                    Denver, Colorado
370 Seventeenth Street                                 (1988-present); Director and
Denver, Colorado                                       Vice President of Western
Age:  60                                               Golf Association and Evans
                                                       Scholars Foundation.
                                                       Executive Committee, United
                                                       States Golf Association.
                                                       Formerly, General Counsel and
                                                       Director of Boettcher & Co.,
                                                       Denver, Colorado; and
                                                       formerly, Chairman and
                                                       Managing Partner of Davis,
                                                       Graham & Stubbs, Denver,
                                                       Colorado.

Gerald J. Lewis                   Director (since      Chairman of Lawsuit             48             Director of General
(3)(7)(8)(9)                      2000)                Resolution Services, San                       Chemical Group,
701 "B: Street                                         Diego, California                              Inc., Hampdon, New
Suite 2100                                             (1987-present). Formerly,                      Hampshire (1996 to
San Diego, California                                  Associate Justice of the                       present). Director
Age:  69                                               California Court of Appeals;                   of Wheelabrator
                                                       and Of Counsel, Latham &                       Technologies, Inc.,
                                                       Watkins, San Diego,                            Fisher Scientific,
                                                       California (1987 to 1997).                     Inc., Henley
                                                                                                      Manufacturing, Inc.,
                                                                                                      and California
                                                                                                      Coastal Properties,
                                                                                                      Inc.

Name, Address, and Age            Position(s) Held     Principal Occupation(s)         Number of      Other Directorships
                                  With Company, Term   During Past Five Years2         Funds in the   Held by Director
                                  of Office(1) and                                     Fund Complex
                                  Length of Time                                       Overseen by
                                  Served(2)                                            Director
John W. McIntyre                  Director             Retired. Trustee of Gables      48
(3)(4)(6)(8)(12)                                       Residential Trust; Trustee
7 Piedmont Center                                      and Chairman of the J.M. Tull
Suite 100                                              Charitable Foundation;
Atlanta, Georgia                                       Director of Kaiser Foundation
Age: 72                                                Health Plans of Georgia, Inc.
                                                       Formerly, Vice Chairman of
                                                       the Board of Directors of The
                                                       Citizens and Southern
                                                       Corporation and Chairman of
                                                       the Board and Chief Executive
                                                       Officer of The Citizens and
                                                       Southern Georgia Corp. and
                                                       The Citizens and Southern
                                                       National Bank; formerly,
                                                       Trustee of INVESCO Global
                                                       Health Sciences Fund and
                                                       Trustee of Employee's
                                                       Retirement System of GA,
                                                       Emory University.

Larry Soll, Ph.D.                 Director (since      Retired.  Formerly, Chairman    48             Director of Synergen
(5)(7)(9)(10)(11)                 1997)                of the Board (1987-1994),                      since incorporation
2358 Sunshine Canyon Drive                             Chief Executive Officer                        in 1982; Director of
Boulder, Colorado                                      (1982-1989 and 1993-1994),                     Isis
Age:  61                                               and President (1982-1989) of                   Pharmaceuticals,
                                                       Synergen Inc.; and formerly,                   Inc.
                                                       Trustee of INVESCO Global
                                                       Health Sciences Fund.

INTERESTED DIRECTORS AND OFFICERS.

Messrs. Cunningham and Healey are Interested Directors by virtue of the fact that they are officers of INVESCO. Mr. Williamson is an Interested Director by virtue of the fact that he is an officer of AMVESCAP PLC, the parent company of INVESCO.

Name, Address, and Age        Position(s) Held       Principal Occupation(s)        Number of       Other Directorships
                              With Company, Term     During Past Five Years2        Funds in the    Held by Director
                              of Office(1) and                                      Fund Complex
                              Length of Time                                        Overseen by
                              Served(2)                                             Director
Mark H. Williamson(4)         Chairman of the        President and Chief Executive  48              Board of INVESCO
4350 South Monaco Street      Board (since 1999).    Officer of A I M Investment                    Funds Group, Inc.
Denver, Colorado              Formerly, President    Management and Chief Executive                 and INVESCO
Age:  52                      1998-2002) and Chief   Officer of A I M Division of                   Distributors, Inc.
                              Executive Officer      AMVESCAP PLC (2003-present).
                              (1998-2002).           Formerly, Chief Executive
                                                     Officer, Managed Products
                                                     Division, AMVESCAP PLC
                                                     (2001-2002). Formerly,
                                                     Chairman of the Board
                                                     (1998-2002), President
                                                     (1998-2002), and Chief
                                                     Executive Officer (1998-2002)
                                                     of INVESCO Funds Group, Inc.
                                                     and of INVESCO Distributors,
                                                     Inc. Formerly, Chief Operating
                                                     Officer and Chairman of the
                                                     Board of INVESCO Global Health
                                                     Sciences Fund; formerly,
                                                     Chairman and Chief Executive
                                                     Officer of NationsBanc
                                                     Advisors, Inc.; and formerly,
                                                     Chairman of NationsBanc

Name, Address, and Age        Position(s) Held       Principal Occupation(s)        Number of       Other Directorships
                              With Company, Term     During Past Five Years2        Funds in the    Held by Director
                              of Office(1) and                                      Fund Complex
                              Length of Time                                        Overseen by
                              Served(2)                                             Director
Raymond R. Cunningham(11)(12) President              President (2003-present) and   48              Director of INVESCO
4350 South Monaco Street      (2003-present),        Chief Executive Officer                        Funds Group, Inc.
Denver, Colorado              Chief Executive        (2003-present) of INVESCO                      and INVESCO
Age: 52                       Officer                Funds Group, Inc.; Chairman of                 Distributors, Inc.
                              (2003-present) and     the Board (2003-present),
                              Director               President (2003-present) and
                              (2001-present).        Chief Executive Officer
                              Formerly, Vice         (2003-present) of INVESCO
                              President              Distributors, Inc. Formerly,
                              (2001-2002).           Chief Operating Officer
                                                     (2002-2003) and Senior Vice
                                                     President (1999-2002) of
                                                     INVESCO Funds Group, Inc. and
                                                     INVESCO Distributors, Inc.;
                                                     and formerly, Senior Vice
                                                     President of GT Global - North
                                                     America (1992-1998).

                                                                                                    Director of INVESCO
Richard W. Healey             Director (since 2000)  Senior Vice President of       40              Funds Group, Inc.
4350 South Monaco Street                             INVESCO Funds Group, Inc.;                     and INVESCO
Denver, Colorado                                     Senior Vice President of                       Distributors, Inc.
Age:  48                                             INVESCO Distributors, Inc.
                                                     Formerly, Senior Vice
                                                     President of GT Global -North
                                                     America (1996-1998) and The
                                                     Boston Company (1993-1996).

Name, Address, and Age        Position(s) Held       Principal Occupation(s)        Number of       Other Directorships
                              With Company, Term     During Past Five Years2        Funds in the    Held by Director
                              of Office(1) and                                      Fund Complex
                              Length of Time                                        Overseen by
                              Served(2)                                             Director
Glen A. Payne                 Secretary              Senior Vice President, General
4350 South Monaco Street                             Counsel and Secretary of
Denver, Colorado                                     INVESCO Funds Group, Inc.;
Age:  55                                             Senior Vice President,
                                                     Secretary and General Counsel
                                                     of INVESCO Distributors, Inc.
                                                     Formerly, Secretary of INVESCO
                                                     Global Health Sciences Fund;
                                                     General Counsel of INVESCO
                                                     Trust Company (1989-1998); and
                                                     employee of a U.S. regulatory
                                                     agency, Washington, D.C.
                                                     (1973-1989).

Ronald L. Grooms              Chief Accounting       Senior Vice President and
4350 South Monaco Street      Officer, Chief         Treasurer of INVESCO Funds
Denver, Colorado              Financial Officer      Group, Inc.; and Senior Vice
Age:  56                      and Treasurer          President and Treasurer of
                                                     INVESCO Distributors, Inc.
                                                     Formerly, Treasurer and
                                                     Principal Financial and
                                                     Accounting Officer of INVESCO
                                                     Global Health Sciences Fund;
                                                     and Senior Vice President and
                                                     Treasurer of INVESCO Trust
                                                     Company (1988-1998).

Name, Address, and Age        Position(s) Held       Principal Occupation(s)        Number of       Other Directorships
                              With Company, Term     During Past Five Years2        Funds in the    Held by Director
                              of Office(1) and                                      Fund Complex
                              Length of Time                                        Overseen by
                              Served(2)                                             Director
William J. Galvin, Jr.        Assistant              Senior Vice President and
4350 South Monaco Street      Secretary              Assistant Secretary of INVESCO
Denver, Colorado                                     Funds Group, Inc.; and Senior
Age:  46                                             Vice President and Assistant
                                                     Secretary of INVESCO
                                                     Distributors, Inc. Formerly,
                                                     Trust Officer of INVESCO Trust
                                                     Company (1995-1998).


Pamela J. Piro                Assistant              Vice President and Assistant
4350 South Monaco Street      Treasurer              Treasurer of INVESCO Funds
Denver, Colorado                                     Group, Inc.; and Assistant
Age:  42                                             Treasurer of INVESCO
                                                     Distributors, Inc. Formerly,
                                                     Assistant Vice President
                                                     (1996-1997).


Tane' T. Tyler                Assistant Secretary    Vice President and Assistant
4350 South Monaco Street      (since 2002)           General Counsel of INVESCO
Denver, Colorado                                     Funds Group, Inc.
Age: 38


(1) Each director shall hold office until his or her successor shall have been duly chosen and qualified, or until he or she shall have resigned or shall have been removed in the manner provided by law. Each officer shall hold office until the first meeting of the board of directors after the annual meeting of the shareholders next following his or her election or, if no such annual meeting of the shareholders is held, until the annual meeting of the board of directors in the year following his or her election, and, until his or her successor is chosen and qualified or until he or she shall have resigned or died, or until he or she shall have been removed as provided in the Company's bylaws. The board of directors has adopted a retirement policy providing for mandatory retirement of a Fund director at the end of the calendar quarter in which the director becomes 75, with a director being afforded the opportunity to retire voluntarily upon reaching age 72 or at any time between ages 72 and 75.

(2) Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years.

(3) Member of the audit committee of the Company.

(4) Member of the executive committee of the Company. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All decisions are subsequently submitted for ratification by the board of directors.

(5) Member of the investments and management liaison committee of the Company.

(6) Member of the brokerage committee of the Company.

(7) Member of the derivatives committee of the Company.

(8) Member of the legal committee of the Company.

(9) Member of the nominating committee of the Company.

(10) Member of the compensation committee of the Company.

(11) Member of the retirement plan committee of the Company.

(12) Member of the valuation committee of the Company.

BOARD OF DIRECTORS STANDING COMMITTEES

The board of directors has an audit committee comprised of four directors who are Independent Directors. The committee meets quarterly with the Company's independent accountants and officers to review accounting principles used by the Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. This committee held __ meetings during the fiscal year ended May 31, 2003.

The Company has an investments and management liaison committee which meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of management and operations of the Company, and to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision. This committee held __ meetings during the fiscal year ended May 31, 2003.

The Company has a brokerage committee. The committee meets periodically to review soft dollar and other brokerage transactions by the Funds and to review policies and procedures of INVESCO with respect to brokerage transactions. It reports on these matters to the Company's board of directors. This committee held 4 meetings during the fiscal year ended May 31, 2003.

The Company has a derivatives committee. The committee meets quarterly to review derivatives investments made by the Funds. It monitors the use of derivatives by the Funds and the procedures utilized by INVESCO to ensure that the use of such instruments follows the policies adopted by the Company's board of directors. The committee reports on these matters to the Company's board of directors. It held 4 meetings during the fiscal year ended May 31, 2003.

The Company has a valuation committee, a legal committee, a compensation committee, and a retirement plan committee. These committees meet when necessary to review valuation, legal, compensation, and retirement plan matters of importance to the Company. During the fiscal year ended May 31, 2003, the legal committee met 3 times, the compensation committee met 2 times, and the valuation, and retirement plan committees did not meet.

The Company has a nominating committee. The committee meets periodically to review and nominate candidates for positions as independent directors to fill vacancies on the board of directors. The nominating committee will consider nominees recommended by shareholders. If a shareholder desires to nominate a candidate, he or she must submit a request in writing to the Chairman of the nominating committee. All requests should be sent to The President, INVESCO Funds Group, Inc., 4350 South Monaco Street, Denver, CO 80237. During the fiscal year ended May 31, 2003, the nominating committee met 4 times.

The following table provides information regarding the dollar range of equity securities beneficially owned by each director in each Fund and in the investment companies in the INVESCO Complex that are overseen by the director, as a whole, as of December 31, 2002:

----------------------------------------------------------------------------------------------------
Director                Dollar Range of Equity Securities Owned in Each Fund(1)  Aggregate Dollar
                                                                                 Range of Equity
                                                                                 Securities in All
                                                                                 Registered
                                                                                 Investment
                                                                                 Companies Overseen
                                                                                 by the director in
                                                                                 the INVESCO Funds(1)
----------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
----------------------------------------------------------------------------------------------------
Bob R. Baker            INVESCO Core Equity Fund                 $1-$10,000      $50,001-$100,000
                        INVESCO Balanced Fund                    $1-$10,000
                        INVESCO Total Return Fund                $1-$10,000
----------------------------------------------------------------------------------------------------
Sueann Ambron           INVESCO Core Equity Fund                         $0                     $0
                        INVESCO Balanced Fund                            $0
                        INVESCO Total Return Fund                        $0
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Director                Dollar Range of Equity Securities Owned in Each Fund(1)  Aggregate Dollar
                                                                                 Range of Equity
                                                                                 Securities in All
                                                                                 Registered
                                                                                 Investment
                                                                                 Companies Overseen
                                                                                 by the director in
                                                                                 the INVESCO Funds(1)
----------------------------------------------------------------------------------------------------
Victor L. Andrews       INVESCO Core Equity Fund                 $1-$10,000          Over $100,000
                        INVESCO Balanced Fund                    $1-$10,000
                        INVESCO Total Return Fund                $1-$10,000
----------------------------------------------------------------------------------------------------
Lawrence H. Budner      INVESCO Core Equity Fund           $50,001-$100,000          Over $100,000
                        INVESCO Balanced Fund                    $1-$10,000
                        INVESCO Total Return Fund                $1-$10,000
----------------------------------------------------------------------------------------------------
James T. Bunch          INVESCO Core Equity Fund                 $1-$10,000       $50,001-$100,000
                        INVESCO Balanced Fund                    $1-$10,000
                        INVESCO Total Return Fund                $1-$10,000
----------------------------------------------------------------------------------------------------
Gerald J. Lewis         INVESCO Core Equity Fund                 $1-$10,000       $50,001-$100,000
                        INVESCO Balanced Fund                    $1-$10,000
                        INVESCO Total Return Fund                $1-$10,000
----------------------------------------------------------------------------------------------------
John W. McIntyre        INVESCO Core Equity Fund              Over $100,000          Over $100,000
                        INVESCO Balanced Fund                 Over $100,000
                        INVESCO Total Return Fund                $1-$10,000
----------------------------------------------------------------------------------------------------
Larry Soll              INVESCO Core Equity Fund                 $1-$10,000          Over $100,000
                        INVESCO Balanced Fund                    $1-$10,000
                        INVESCO Total Return Fund           $10,001-$50,000
----------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
----------------------------------------------------------------------------------------------------
Mark H. Williamson      INVESCO Core Equity Fund                       None       Over $100,000
                        INVESCO Balanced Fund                          None
                        INVESCO Total Return Fund                      None
----------------------------------------------------------------------------------------------------
Raymond R. Cunningham   INVESCO Core Equity Fund                       None       Over $100,000
                        INVESCO Balanced Fund                          None
                        INVESCO Total Return Fund                      None
----------------------------------------------------------------------------------------------------
Richard Healey          INVESCO Core Equity Fund              Over $100,000       Over $100,000
                        INVESCO Balanced Fund                          None
                        INVESCO Total Return Fund                      None
----------------------------------------------------------------------------------------------------

(1) All valuations of Fund shares are as of December 31, 2002.

The following table shows the compensation paid by the Company to its Independent Directors for services rendered in their capacities as directors of the Company; the benefits accrued as Company expenses with respect to the

Retirement Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Company, all for the fiscal year ended May 31, 2003.


In addition, the table sets forth the total compensation paid by all of the INVESCO Funds to these directors for services rendered in their capacities as directors during the year ended December 31, 2002. As of December 31, 2002, there were 48 INVESCO Funds.

----------------------------------------------------------------------------------------------------
Name of Person     Aggregate            Benefits Accrued    Estimated Annual    Total
and Position       Compensation From    As Part of          Benefits Upon       Compensation From
                   Company(1)           Company Expenses(2) Retirement(3)       INVESCO Funds
                                                                                Paid To Directors(7)
----------------------------------------------------------------------------------------------------
Bob R. Baker,           $27,113                $0             $7,570                   $138,000
Vice Chairman of
the Board
----------------------------------------------------------------------------------------------------
Sueann Ambron4          $10,139                $0                 $0                         $0
----------------------------------------------------------------------------------------------------
Victor L. Andrews       $23,415                $0             $7,570                   $127,500
----------------------------------------------------------------------------------------------------
Lawrence H. Budner      $22,070            $6,363             $7,570                   $121,500
----------------------------------------------------------------------------------------------------
James T. Bunch          $23,063                $0                 $0                   $124,625
----------------------------------------------------------------------------------------------------
Fred A. Deering(5)      $19,243                $0             $8,238                   $140,500
----------------------------------------------------------------------------------------------------
Wendy L. Gramm(5)            $0                $0                 $0                    $74,875
----------------------------------------------------------------------------------------------------
Gerald J. Lewis         $22,363                $0                 $0                   $116,500
----------------------------------------------------------------------------------------------------
John W. McIntyre        $23,857            $6,363             $7,570                   $124,000
----------------------------------------------------------------------------------------------------
Larry Soll              $23,529                $0                 $0                   $126,000
----------------------------------------------------------------------------------------------------
Total                  $194,792           $12,726            $38,518                 $1,093,500
----------------------------------------------------------------------------------------------------
% of Net Assets      0.0046%(6)        0.0003%(6)                                    0.0060%(7)
----------------------------------------------------------------------------------------------------

(1) The vice chairman of the board, the chairs of the Funds' committees who are Independent Directors, and the members of the Funds' committees who are Independent Directors each receive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors.

(2) Represents estimated benefits accrued with respect to the Retirement Plan and Deferred Retirement Plan Account Agreement discussed below, and not compensation deferred at the election of the directors.

(3) These amounts represent the Company's share of the estimated annual benefits payable by the INVESCO Funds upon the directors' retirement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72. With the exception of Dr. Ambron and Messrs. Bunch and Lewis, each of these directors has served as a director of one or more of the funds in the INVESCO Funds for the minimum five-year period required to be eligible to participate in the Retirement Plan.

(4) Dr. Ambron commenced her service as a director of the Company on January 1, 2003.

(5) Dr. Gramm resigned as a director of the Company on February 7, 2002. Mr. Deering retired as a director of the Company on March 31, 2003.

(6) Total as a percentage of the Company's net assets as of May 31, 2003.

(7) Total as a percentage of the net assets of the INVESCO Funds as of December 31, 2002.

Messrs. Cunningham, Healey, and Williamson, as Interested Directors of the Company and the other INVESCO Funds, receive compensation as officers or employees of INVESCO or its affiliated companies, and do not receive any director's fees or other compensation from the Company or the other funds in the INVESCO Funds for their service as directors.

PARTICIPATION IN CERTAIN PLANS AND AGREEMENTS

The boards of directors of the INVESCO Funds have adopted a Retirement Plan (the "Plan") and a Deferred Retirement Plan Account Agreement (the "Agreement"). Certain of the Independent Directors of the Company participate either in the Plan or in the Agreement. Under the Plan and Agreement, each participating director who is not an interested person of the Funds (as defined in Section 2(a)(19) of the 1940 Act) and who has served for at least five years (a "Participating Qualified Director") is entitled to receive a benefit.

THE PLAN

Commencing with attainment of age 72 by a Participating Qualified Director who has elected to participate in the Plan and who voluntarily retires prior to reaching age 72, and commencing with the date of retirement of a Participating Qualified Director who retires upon reaching age 72 or at any time subsequent to age 72 up to the mandatory retirement age of 75, a Participating Qualified Director shall receive quarterly payments at an annual rate of $34,000 (the "Annual Benefit"). Directors who became Participating Qualified Directors on or before January 1, 2001 who retire upon reaching age 72 (or at age 73 or 74, if the Director extends his retirement date for one to two years, but less than three years) are entitled to payment for one year of twice the Annual Benefit. Payment of the Annual Benefit will continue for the remainder of the Participating Qualified Director's life or ten years, whichever is longer. If a Participating Qualified Director becomes disabled before the date upon which his or her Annual Benefit payments would normally commence, such benefit payments will begin. If a Participating Qualified Director dies prior to the receipt of the Annual Benefit for ten years, the Annual Benefit will be paid to his/her beneficiary or estate until an aggregate of ten years of payments has been received. A Participating Qualified Director who has elected to participate in the Plan receives no benefits from the Agreement. The Plan is administered by a committee of four directors, including at least one director who is not a Plan participant. The cost of the Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee. The Company began making payments under an earlier Plan to former director Daniel D.Chabris as of October 1, 1998 and to former director Kenneth T. King as of January 1, 2000. Messrs. Chabris and King are entitled to receive quarterly payments at an annual rate equal to 50% of the annual retainer fees and annual board meeting fees which are paid to an active Fund director. Annual payments made to Messrs. Chabris and King exceed $34,000 per year.

THE AGREEMENT

A Participating Qualified Director who has elected to participate in the Agreement receives no benefits from the Plan. Pursuant to the terms of the Agreement, a deferred retirement account is established for a Qualified Participating Director (the "Account"). The dollar amount credited to the Account is in an amount which, based upon an assumed account appreciation rate of 6.25% per annum, will provide the Participating Qualified Director with an account value of $340,000 upon reaching age 72. Once the initial dollar amount of the Account is established, Account proceeds are invested in shares of one or more of the INVESCO Funds. The value of the Account fluctuates with the appreciation or depreciation in the shares of the Funds owned by the Account and Account shares are increased by the amount of any dividends and capital gains distributions paid with respect to the shares. Upon retirement, a Participating Qualified Director is entitled to receive the value in the Account either in a lump sum payment or in payments over a stipulated number of months. The Account value continues to fluctuate as long as monthly payments are made. If a Participating Qualified Director becomes disabled or dies prior to his or her retirement and if, at the time of disability or death, the value of a Participating Qualified Director's Account is less than $340,000, the Director or the Director's beneficiary or estate will not be paid the value in the Account but will receive $34,000 per annum for ten years. If, at the time of the Participating Qualified Director's death or disability prior to retirement, the value in the director's Account is $340,000 or more, the Participating Qualified Director or his or her estate or beneficiary will receive the value in the Account either in a lump sum or in quarterly installments. The cost of providing the initial dollar amount to be allocated to a Participating Qualified Director's Account and the cost of payment of any death or disability benefit that aggregates more than the Account value will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by a committee appointed to administer the Agreement. The committee is composed of three interested Directors and one Independent Director of the Funds.

The Company has no stock options, pension, or retirement plans for affiliated directors of the INVESCO Funds or for management or other personnel, and pays no salary or compensation to any of its officers.

DEFERRED COMPENSATION PLAN

The Independent Directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. Certain of the deferred amounts have been invested in the shares of all INVESCO Funds, except Funds offered by INVESCO Variable Investment Funds, Inc. in which the directors are legally precluded from investing. Each Independent Director may, therefore, be deemed to have an indirect interest in shares of each INVESCO Fund, in addition to any INVESCO Fund shares the Independent Director may own either directly or beneficially. Each of the Independent Directors has agreed to invest a minimum of $100,000 of his or her own resources in shares of the INVESCO Funds. Compensation contributed to a deferred compensation plan may constitute all or a portion of this $100,000 commitment.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of July 31, 2003 the following persons owned more than 5% of the outstanding shares of the Funds indicated below. This level of share ownership is considered to be a "principal shareholder" relationship with a Fund under the 1940 Act. Shares that are owned "of record" are held in the name of the person indicated. Shares that are owned "beneficially" are held in another name, but the owner has the full economic benefit of ownership of those shares:

CORE EQUITY FUND

INVESTOR CLASS

--------------------------------------------------------------------------------
          Name and Address              Basis of Ownership     Percentage Owned
                                        (Record/Beneficial)
================================================================================
Charles Schwab & Co. Inc.               Beneficial                 11.82%
Special Custody Acct for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122
--------------------------------------------------------------------------------

CLASS A

--------------------------------------------------------------------------------
Charles Schwab & Co., Inc.              Beneficial                 54.78%
Special Custody Acct for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122
--------------------------------------------------------------------------------

CLASS B

--------------------------------------------------------------------------------
None
--------------------------------------------------------------------------------

CLASS C

--------------------------------------------------------------------------------
None
--------------------------------------------------------------------------------

CLASS K

--------------------------------------------------------------------------------
Delaware Charter Guarantee              Beneficial                 72.55%
& Trust
Principal Financial Group
Attn RIS NPIO Trade Desk
711 High St
Des Moines IA 50392-0001
--------------------------------------------------------------------------------
Transamerica Life Ins                   Beneficial                 19.28%
& Annuity Co.
Attn Daisy Lo
Retirement Services-Separate Acct
PO Box 30368
Los Angeles, CA 90030-0368
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Saxon & Co                              Beneficial                 6.45%
FBO 20-01-302-9912426
PO Box 7780-1888
Philadelphia, PA 19182-0001
--------------------------------------------------------------------------------

BALANCED FUND

INVESTOR CLASS

--------------------------------------------------------------------------------
Charles Schwab & Co., Inc.              Beneficial                 11.28%
Special Custody Acct for the
Exclusive Benefit of
Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122
--------------------------------------------------------------------------------
FIIOC Agent                             Beneficial                 5.03%
Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1987
--------------------------------------------------------------------------------
State Street Bank & Trust Co.           Beneficial                 9.11%
Cust
State of Michigan 401K Plan
105 Rosemont Rd
Westwood, MA 02090-2318
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS

--------------------------------------------------------------------------------
National Automobile Dealers &           Beneficial                 100.00%
Associates Retirement Trusts
Attn: Marianne Williams
8400 Westpark Dr.
McLean, VA 22102-5116
--------------------------------------------------------------------------------

CLASS A

--------------------------------------------------------------------------------
Charles Schwab & Co Inc                 Beneficial                 23.80%
Special Custody Acct for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122
--------------------------------------------------------------------------------
Raymond James & Assoc Inc.              Beneficial                 11.05%
FBO Parker P/S
Bin#88864509
880 Carrillon Pkwy
St. Petersburg FL
--------------------------------------------------------------------------------
Raymond James & Assoc Inc.              Beneficial                 5.45%
FBO Balmer IRA
Bin#87481700
880 Carrillon Pkwy
St. Petersburg FL
--------------------------------------------------------------------------------

CLASS B

--------------------------------------------------------------------------------
None
--------------------------------------------------------------------------------

CLASS C

--------------------------------------------------------------------------------
None
--------------------------------------------------------------------------------

CLASS K

--------------------------------------------------------------------------------
Saxon & Co.                             Beneficial                 98.90%
FBO 20-01-302-9912426
P.O. Box 7780-1888
Philadelphia, PA 19182-0001
--------------------------------------------------------------------------------

TOTAL RETURN FUND

INVESTOR CLASS

--------------------------------------------------------------------------------
Charles Schwab & Co., Inc.              Beneficial                 13.16%
Special Custody Acct for the
Exclusive Benefit of
Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122
--------------------------------------------------------------------------------
FIIOC Agent                             Beneficial                 7.80%
Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1987
--------------------------------------------------------------------------------
American Express Trust                  Beneficial                 10.33%
Retirement Services Plans
Attn Chris Hunt
P.O. Box 534
Minneapolis, MN 55440-0534
--------------------------------------------------------------------------------
Minnesota State                         Beneficial                 10.64%
Defferred Compensation Plan Tr
State of Minnesota
c/o Great West Recordkeeper
8515 E. Orchard Rd. #2T2
Englewood, CO 80111-5037
--------------------------------------------------------------------------------

INSTITUTIONAL

--------------------------------------------------------------------------------
None
--------------------------------------------------------------------------------

CLASS A

--------------------------------------------------------------------------------
Charles Schwab & Co., Inc.              Beneficial                 6.63%
Special Custody Acct for the
Exclusive Benefit of
Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Prudential Securities Inc.              Beneficial                 12.55%
ACCT 910-4U4559-000
ATTN: Mutual Funds
1 New York Plaza
New York, NY 10004-1901
--------------------------------------------------------------------------------
UBS Financial Services Inc.             Beneficial                 6.82%
UBS Painewebber CDN FBO
Emilio Alonso
P.O. Box 3321
Weehawken, NJ 07086-8154
--------------------------------------------------------------------------------
American Enterprise                     Beneficial                 5.47%
Investment Svcs
FBO 198056391
PO Box 9446
Minneapolis, MN 55440-9446
--------------------------------------------------------------------------------
American Enterprise                     Beneficial                 7.44%
Investment Svcs
FBO 216410711
PO Box 9446
Minneapolis, MN 55440-9446
--------------------------------------------------------------------------------
American Enterprise                     Beneficial                 5.96%
Investment Svcs
FBO 220542661
PO Box 9446
Minneapolis, MN 55440-9446
--------------------------------------------------------------------------------
American Enterprise                     Beneficial                 5.23%
Investment Svcs
FBO 222200321
PO Box 9446
Minneapolis, MN 55440-9446
--------------------------------------------------------------------------------
Raymond James & Assoc Inc.              Beneficial                 5.89%
FBO Dharte Jr IRA
Bin#73817948
880 Carrillon Pkwy
St. Petersburg FL 33716-1100
--------------------------------------------------------------------------------
National Investor Services              Beneficial                 8.92%
FBO
538-92781-19
55 Water Street, 32nd Floor
New York, NY 10041-0028
--------------------------------------------------------------------------------

CLASS B

--------------------------------------------------------------------------------
Merrill Lynch                           Beneficial                 14.40%
Security #97MN6
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486
--------------------------------------------------------------------------------
Juneau Volunteer Fire                   Record                     8.87%
Department
820 Glacier Ave
Juneau, AK
--------------------------------------------------------------------------------
American Enterprise                     Beneficial                 5.62%
Investment Svcs
FBO 187786881
PO Box 9446
Minneapolis, MN 55440-9446
--------------------------------------------------------------------------------
American Enterprise                     Beneficial                 10.80%
Investment Svcs
FBO 209998841
PO Box 9446
Minneapolis, MN 55440-9446
--------------------------------------------------------------------------------

CLASS C

--------------------------------------------------------------------------------
AMVESCAP Natl TC Cust                   Beneficial                 5.52%
IRA R/O
Sheila P. Evans
4318 Highborne Dr NE
Marietta, GA 30066-2429
--------------------------------------------------------------------------------
UBS Financial Services, Inc.            Beneficial                 13.74%
Sacred Heart Church
Father Paul Manderfield
P.O. Box 546
Calumet, MI 49913-0546
--------------------------------------------------------------------------------
American Enterprise                     Beneficial                 5.22%
Investment Svcs
FBO 568163581
PO Box 9446
Minneapolis, MN 55440-9446
--------------------------------------------------------------------------------

CLASS K

--------------------------------------------------------------------------------
None
--------------------------------------------------------------------------------

As of August 1, 2003, officers and directors of the Company, as a group, beneficially owned less than 1% of any Fund's outstanding shares.

DISTRIBUTOR

Effective July 1, 2003, A I M Distributors, Inc. ("ADI") became the distributor of the Funds. ADI bears all expenses, including the cost of printing and distributing prospectuses, incident to marketing of the Funds' shares, except for such distribution expenses as are paid out of Fund assets under the Company's Plans of Distribution (each individually a "Plan" and collectively, the "Plans"), which have been adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. Prior to July 1, 2003, INVESCO Distributors, Inc. ("IDI") was the distributor of the Funds.

INVESTOR CLASS. The Company has adopted a Master Plan and Agreement of Distribution - Investor Class (the "Investor Class Plan") with respect to Investor Class shares, which provides that the Investor Class shares of each Fund will make monthly payments to ADI computed at an annual rate no greater than 0.25% of average net assets attributable to Investor Class shares. These payments permit ADI, at its discretion, to engage in certain activities and provide services in connection with the distribution of a Fund's Investor Class shares to investors. Payments by a Fund under the Investor Class Plan, for any month, may be made to compensate ADI for permissible activities engaged in and services provided.

CLASS A. The Company has adopted a Master Distribution Plan and Agreement - Class A pursuant to Rule 12b-1 under the 1940 Act relating to the Class A shares of the Funds (the "Class A Plan"). Under the Class A Plan, Class A shares of the Funds pay compensation to ADI at an annual rate of 0.35% per annum of the average daily net assets attributable to Class A shares for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. During any period in which a Fund is closed due to high asset levels, the Class A shares of the Fund will reduce this payment of 0.35% to 0.25% per annum.

The Class A Plan is designed to compensate ADI, on a monthly basis, for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to selected financial intermediaries that have entered into service agreements and furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Funds. The service fees payable to selected financial intermediaries are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such financial intermediaries' customers' accounts.

Of the aggregate amount payable under the Class A Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class A shares of the Funds, in amounts up to 0.25% of the average daily net assets of the Class A shares of each Fund attributable to the customers of such financial intermediaries, are characterized as service fees. Payments to financial intermediaries in excess of such amount and payments to ADI would be characterized as an asset-based sales charge pursuant to the Class A Plan. The Class A Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Class A shares of a Fund.

CLASS B. The Company has adopted a Master Distribution Plan and Agreement - Class B pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Funds (the "Class B Plan"). Under the Class B Plan, Class B shares of the Funds pay compensation monthly to ADI at an annual rate of 1.00% per annum of the average daily net assets attributable to Class B shares for the purpose of financing any activity which is primarily intended to result in the sale of Class B shares. Of such amount, each Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected financial intermediaries that have entered into service agreements with respect to Class B shares of the Funds and that provide continuing personal shareholder services to their customers who purchase and own Class B shares. Any amounts not paid as a service fee would constitute an asset-based sales charge pursuant to the Class B Plan. The Class B Plan imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Class B shares of a Fund.

The Class B Plan may obligate the Class B shares to continue to make payments to ADI following termination of the Class B Plan with respect to Class B shares sold by or attributable to the distribution efforts of ADI unless there has been a complete termination of the Class B Plan (as defined in such Plan). Additionally, the Class B Plan expressly authorizes ADI to assign, transfer or pledge its rights to payments pursuant to the Class B Plan. As a result, the contingent deferred sales charge (CDSC) on Class B shares will continue to be applicable even in the event of a complete termination of the Class B Plan (as defined in such Plan).

CLASS C. The Company has adopted a Master Distribution Plan and Agreement - Class C pursuant to Rule 12b-1 under the 1940 Act relating to the Class C shares of the Funds (the "Class C Plan"). Under the Class C Plan, Class C shares of the Funds pay compensation monthly to ADI at an annual rate of 1.00% per annum of the average daily net assets attributable to Class C shares for the purpose of financing any activity which is primarily intended to result in the sale of Class C shares. The Class C Plan is designed to compensate ADI for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to selected financial intermediaries that have entered into service agreements and furnish continuing personal shareholder services to their customers who purchase and own Class C shares of a Fund.

Of the aggregate amount payable under the Class C Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class C shares of a Fund, in amounts of up to 0.25% of the average daily net assets of the Class C shares of each Fund attributable to the customers of such financial intermediaries, are characterized as a service fee. Payments to financial intermediaries in excess of such amount and payments to ADI would be characterized as an asset-based sales charge pursuant to the Class C Plan. The Class C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Class C shares of a Fund.

Distributor may pay sales commissions to financial intermediaries that sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the financial intermediary, and will consist of an asset-based sales charge of 0.75% of the purchase price of Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. Distributor will retain all payments received by it relating to Class C shares for the first thirteen months after they are purchased. The portion of the payments to distributor under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit Distributor to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first thirteen months, distributor will make such payments quarterly to financial intermediaries based on the average net asset value of Class C shares which are attributable to shareholders for whom the financial intermediaries are designated as dealers of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where distributor grants an exemption on particular transactions. Should the financial intermediary elect to waive the sales commission, the 12b-1 fees will begin to be paid by Distributor to the financial intermediary immediately.

CLASS K. The Company has adopted a Master Distribution Plan and Agreement - Class K pursuant to Rule 12b-1 under the 1940 Act relating to Class K shares (the "Class K Plan"). Under the Class K Plan, Class K shares of the Funds pay compensation monthly to ADI at an annual rate of 0.45% of average net assets attributable to Class K shares for the purpose of financing any activity which is primarily intended to result in the sale of Class K shares. The Class K Plan is designed to compensate ADI for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to selected financial intermediaries that have entered into service agreements and furnish continuing personal shareholder services to their customers who purchase and own Class K shares of a Fund.

Of the aggregate amount payable under the Class K Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class K shares of a Fund may be characterized as a service fee.

ALL PLANS. Activities appropriate for financing under the Plans include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; and supplemental payments to financial intermediaries such as asset-based sales charges or as payments of service fees under shareholder service arrangements.

A significant expenditure under the Plans is compensation paid to financial intermediaries, which may include INVESCO-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Funds. Each Fund is authorized by a Plan to use its assets to finance the payments made to obtain those services from selected financial intermediaries which may enter into agreements with ADI. Payments will be made by ADI to financial intermediaries who sell shares of a Fund and may be made to banks, savings and loan associations and other depository institutions ("Banks"). Although the Glass-Steagall Act limits the ability of certain Banks to act as underwriters of mutual fund shares, INVESCO does not believe that these limitations would affect the ability of such Banks to enter into arrangements with ADI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with Banks might have to be modified or terminated, and, in that case, the size of the Funds possibly could decrease to the extent that the banks would no longer invest customer assets in the Funds. Neither the Company nor its investment advisor will give any preference to Banks which enter into such arrangements when selecting investments to be made by a Fund.

Since Total Return Fund's Class K shares had not commenced operations as of May 31, 2003, no payments were made under that Plan for the periods shown below.

Effective July 1, 2003, ADI became the distributor of the Funds. Prior to July 1, 2003, IDI was the distributor of the Funds and, as such, the Funds made payments to IDI under the Investor Class, Class A, Class B, Class C, and Class K Plans during the fiscal year ended May 31, 2003 in the following amounts:

FUND               INVESTOR CLASS   CLASS A     CLASS B   CLASS C    CLASS K
----               --------------   -------     -------   -------    -------

Core Equity Fund    $6,417,074      $ 8,414     $ 4,898   $ 81,386   $ 94,082
Balanced Fund       $1,540,443      $   797     $ 1,290   $ 29,887   $ 44,231
Total Return Fund   $2,234,883      $ 1,373     $ 2,316   $  6,790     N/A(1)

(1) Class K had not commenced operations as of May 31, 2003.

In addition, as of the fiscal year ended May 31, 2003 the following distribution accruals had been incurred by the Funds and will be paid during the fiscal year ended May 31, 2004:

FUND               INVESTOR CLASS   CLASS A     CLASS B   CLASS C    CLASS K
----               --------------   -------     -------   -------    -------

Core Equity Fund    $  519,300      $ 1,316     $   992   $  7,263   $  8,046
Balanced Fund       $  112,036      $   108     $   197   $  2,181   $  3,271
Total Return Fund   $  171,386      $   164     $   407   $    638     N/A(1)

(1) Class K shares had not commenced operations as of May 31, 2003.

For the fiscal year ended May 31, 2003, allocation of 12b-1 amounts paid by the Funds for the following categories of expenses were:

                                 INVESTOR
                                  CLASS        CLASS A   CLASS B   CLASS C    CLASS K
                                 --------      -------   -------   -------    -------
CORE EQUITY FUND

Advertising                       $      761   $     0   $     0   $      0   $      0


Sales literature, printing, and
postage                           $  492,103   $     0   $     0   $      0   $      0
Public Relations/Promotion        $  718,977   $     0   $     0   $      0   $      0
Compensation to securities
dealers and other organizations   $2,633,551   $ 8,414   $ 4,898   $ 81,386   $ 94,082
Marketing personnel               $2,571,682   $     0   $     0   $      0   $      0


                                 INVESTOR
                                  CLASS        CLASS A   CLASS B   CLASS C    CLASS K
                                 --------      -------   -------   -------    -------

BALANCED FUND

Advertising                       $      117   $     0   $     0   $      0   $      0
Sales literature, printing,
and postage                       $   78,152   $     0   $     0   $      0   $      0
Public Relations/Promotion        $  113,431   $     0   $     0   $      0   $      0
Compensation to securities
dealers and other organizations   $  948,000   $   797   $ 1,290   $ 29,887   $ 44,231
Marketing personnel               $  400,743   $     0   $     0   $      0   $      0

TOTAL RETURN FUND

Advertising                       $      176   $     0   $     0   $      0      N/A(1)
Sales literature, printing,
and postage                       $  112,082   $     0   $     0   $      0      N/A(1)
Public Relations/Promotion        $  166,247   $     0   $     0   $      0      N/A(1)
Compensation to securities
dealers and other organizations   $1,360,722   $ 1,373   $ 2,316   $  6,790      N/A
Marketing personne(l)             $  595,656   $     0   $     0   $      0      N/A(1)

(1) Class K shares had not commenced operations as of May 31, 2003.

The services which are provided by securities dealers and other organizations may vary by financial intermediary but include, among other things, processing new shareholder account applications, preparing and transmitting to the Company's Transfer Agent computer-processable tapes of all Fund transactions by customers, serving as the primary source of information to customers in answering questions concerning the Funds, and assisting in other customer transactions with the Funds.

The Plans provide that they shall continue in effect with respect to each Fund as long as such continuance is approved at least annually by the vote of the board of directors of the Company cast in person at a meeting called for the purpose of voting on such continuance, including the vote of a majority of the Independent Directors. A Plan can be terminated at any time by a Fund, without penalty, if a majority of the Independent Directors, or shareholders of the relevant class of shares of the Fund, vote to terminate a Plan. The Company may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of a Fund, the investment climate for a Fund, general market conditions, and the volume of sales and redemptions of a Fund's shares. The Plans may continue in effect and payments may be made under a Plan following any temporary suspension or limitation of the offering of Fund shares; however, the Company is not contractually obligated to continue a Plan for any particular period of time. Suspension of the offering of a Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares.

So long as the Plans are in effect, the selection and nomination of persons to serve as Independent Directors of the Company shall be committed to the Independent Directors then in office at the time of such selection or nomination. The Plans may not be amended to increase the amount of a Fund's payments under a Plan without approval of the shareholders of that Fund's respective class of shares, and all material amendments to a Plan must be approved by the board of directors of the Company, including a majority of the Independent Directors. Under the agreement implementing the Plans, ADI or a Fund, the latter by vote of a majority of the Independent Directors, or a majority of the holders of the relevant class of a Fund's outstanding voting securities, may terminate such agreement without penalty upon thirty days' written notice to the other party. No further payments will be made by a Fund under a Plan in the event of its termination.

To the extent that a Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of Fund assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, a Fund's obligation to make payments to ADI shall terminate automatically, in the event of such "assignment." In this event, a Fund may continue to make payments pursuant to a Plan only upon the approval of new arrangements regarding the use of the amounts authorized to be paid by a Fund under a Plan. Such new arrangements must be approved by the directors, including a majority of the Independent Directors, by a vote cast in person at a meeting called for such purpose. These new arrangements might or might not be with ADI. On a quarterly basis, the directors review information about the distribution services that have been provided to each Fund and the 12b-1 fees paid for such services. On an annual basis, the directors consider whether a Plan should be continued and, if so, whether any amendment to the Plan, including changes in the amount of 12b-1 fees paid by each class of a Fund, should be made.

The only Company directors and interested persons, as that term is defined in
Section 2(a)(19) of the 1940 Act, who have a direct or indirect financial interest in the operation of the Plans are the officers and directors of the Company who are also officers either of ADI or other companies affiliated with ADI. The benefits which the Company believes will be reasonably likely to flow to a Fund and its shareholders under the Plans include the following:

    o Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Funds;

    o The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Funds in amounts and at times that are disadvantageous for investment purposes; and

    o Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in an advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of a Plan.

The positive effect which increased Fund assets will have on INVESCO's revenues could allow INVESCO and its affiliated companies:

    o To have greater resources to make the financial commitments necessary to improve the quality and level of the Funds' shareholder services (in both systems and personnel);

    o To increase the number and type of mutual funds available to investors from INVESCO and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders; and

    o To acquire and retain talented employees who desire to be associated with a growing organization.

SALES CHARGES AND DEALER CONCESSIONS

SALES CHARGES

Class A shares of the Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000.

                                                                      Dealer
                                                                      Concession
                                          Investor's Sales Charge     ----------
                                          -----------------------     As a
                                          As a          As a          Percentage
                                          Percentage    Percentage    of the
                                          of the Public of the Net    Public
Amount of Investment in                   Offering      Amount        Offering
Single Transaction(1)                     Price         Invested      Price
------------------                        -----         ---------     -----

Less than               $    25,000       5.50%          5.82%        4.75%
$ 25,000 but less than  $    50,000       5.25           5.54         4.50
$ 50,000 but less than  $   100,000       4.75           4.99         4.00
$100,000 but less than  $   250,000       3.75           3.90         3.00
$250,000 but less than  $   500,000       3.00           3.09         2.50
$500,000 but less than  $ 1,000,000       2.00           2.04         1.60

(1) There is no sales charge on purchases of $1,000,000 or more; however, ADI may pay a dealer concession and/or advance a service fee on such transactions as set forth below.

ADI may elect to re-allow the entire initial sales charge to financial intermediaries for all sales with respect to which orders are placed with ADI during a particular period. Financial intermediaries to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

In addition to amounts paid to financial intermediaries as a dealer concession out of the initial sales charge paid by investors, ADI may, from time to time, at its expense or as an expense for which it may be compensated under a Plan, if applicable, pay a bonus or other consideration or incentive to financial intermediaries who sell a minimum dollar amount of the shares of the INVESCO Funds during a specified period of time. At the option of the financial intermediaries, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying financial intermediaries and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of a Fund's shares or the amount a Fund will receive as proceeds from such sales. Financial intermediaries may not use sales of a Fund's shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

ADI may pay sales commissions to financial intermediaries that sell Class B shares of the Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the financial intermediaries, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to ADI under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit ADI to recoup a portion of such sales commissions plus financing costs.

ADI may pay sales commissions to financial intermediaries that sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the financial intermediary, and will consist of an asset-based sales charge of 0.75% of the purchase price of Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. ADI will retain all payments received by it relating to Class C shares for the first twelve months after they are purchased. The portion of the payments to ADI under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit ADI to recoup a portion of on-going sales commissions to financial intermediaries plus financing costs, if any. After the first twelve months, ADI will make such payments quarterly to financial intermediaries based on the average net asset value of Class C shares which are attributable to shareholders for whom the financial intermediaries are designated as dealers of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where ADI grants an exemption on particular transactions. Should the financial intermediary elect to waive the asset-based sales charge, the 12b-1 fees will begin to be paid by ADI to the financial intermediary immediately.

DEALER CONCESSIONS (CLASS A AND CLASS K ONLY)

Investors who purchase $1,000,000 or more of Class A shares do not pay an initial sales charge. ADI may pay financial intermediaries for share purchases

(measured on an annual basis) by non-qualified investors and qualified plans of Class A and Class K shares of the Funds as follows.

Non-Qualified Investors. ADI may pay financial intermediaries for share purchases of $1,000,000 or more of Class A shares of the Funds sold at net asset value to non-qualified investors as follows: 1.00% of the first $2 million of such purchases, 0.80% on the next $1 million of such purchases, 0.50% on the next $17 million of such purchases, and 0.25% of amounts in excess of $20 million on such purchases.

Qualified Plans. ADI may pay financial intermediaries for Class A and Class K share purchases as follows:

    Class A - Option 1: For qualified plans of $1,000,000 or more, 0.50% of the first $20 million and 0.25% of amounts in excess of $20 million. The trail commission will be paid out beginning in the 13th month.

    Class A - Option 2: No additional fee is paid to financial intermediaries; however, the trail commission will begin to accrue immediately.

    Class K - Option 1: For qualified plans of $1,000,000 or more, 0.70% of the first $5 million and 0.45% of amounts in excess of $5 million. The trail commission will be paid out beginning in the 13th month.

    Class K - Option 2: No additional fee is paid to financial intermediaries; however, the trail commission will begin to accrue immediately.

REDUCTIONS IN INITIAL SALES CHARGES (CLASS A ONLY)

Reductions in the initial sales charges shown in the sales charges table (quantity discounts) apply to purchases of Class A shares of the Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "Purchaser" as hereinafter defined.

The term "Purchaser" means:

    o an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money purchase/profit sharing plan, or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

    o a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), if:

        a. the employer/sponsor submits contributions for all participating employees in a single contribution transmittal (i.e., the Funds will not accept contributions submitted with respect to individual participants);

        b.  each transmittal is accompanied by a single check or wire transfer;
            and

        c. all new participants are added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

    o a trustee or fiduciary purchasing for a single trust, estate, or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under
        Section 401 of the Code) and 457 plans, if more than one beneficiary or participant is involved;

    o a Simplified Employee Pension (SEP), Salary Reduction and other Elective Simplified Employee Pension account (SAR-SEP) or Savings Incentive Match Plans for Employees IRA (SIMPLE IRA), where the employer has notified ADI in writing that all of its related employee SEP, SAR-SEP or SIMPLE IRA accounts should be linked; or

    o any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or financial intermediaries seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. ADI reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute Class A shares of the INVESCO Funds without payment of the applicable sales charge other than to persons or entities that qualify for a reduction in the sales charge as provided herein.

1. LETTER OF INTENT (CLASS A ONLY). A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI confirms such purchaser's intention as to the total investment to be made in shares of the Funds within the following thirteen consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he/she understands and agrees to the terms of the LOI and is bound by the provisions described below.

Each purchase of fund shares normally subject to an initial sales charge made during the thirteen-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Right of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the thirteen-month period after meeting the original obligation, a purchaser may revise his or her intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the thirteen-month period do not total the amount specified, the Purchaser will pay the increased amount of sales charge as described below. Purchases made within ninety days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the ninety-day period. The transfer agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than ninety days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the transfer agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the thirteen-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the transfer agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within twenty days of the expiration date, he/she irrevocably constitutes and appoints the transfer agent as his/her attorney to surrender for redemption any or all shares, to make up such difference within sixty days of the expiration date.

If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he/she must give written notice to ADI. If at any time before completing the LOI Program the purchaser requests the transfer agent to liquidate or transfer beneficial ownership of his/her total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the transfer agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

2. RIGHTS OF ACCUMULATION (CLASS A ONLY). A Purchaser, may also qualify for reduced initial sales charges based upon such Purchaser's existing investment in Class A shares of the Funds at the time of the proposed Purchase. To determine whether a reduced initial sales charge applies to a proposed purchase, ADI takes into account not only the money which is invested upon such proposed purchase, but also the value of all Class A shares of the Funds owned by such Purchaser, calculated at the then current public offering price. If a Purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such Purchaser, calculated at the then current public offering price, and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a Purchaser already owns Class A shares with a value of $20,000 and wishes to invest an additional $20,000 in Class A shares, with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the Purchaser or his financial intermediary must furnish ADI with a list of the account numbers and the names in which such accounts of the Purchaser are registered at the time the purchase is made.

PURCHASES AT NET ASSET VALUE (CLASS A ONLY). Purchases of Class A shares of the Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a Fund; (b) exchanges of shares of certain funds; (c) use of the reinstatement privilege; or (d) a merger, consolidation, or acquisition of assets of a fund.

The following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these Purchasers:

    o   INVESCO and its affiliates, or their clients;

    o Any current or retired officer, director, or employee (and members of their immediate family) of INVESCO, its affiliates or the INVESCO Funds and any foundation, trust, or employee benefit plan established exclusively for the benefit of, or by, such persons;

    o Sales representatives and employees (and members of their immediate family) of selling group members or financial institutions that have arrangements with such selling group members;

    o Financial intermediaries that place trades for their own accounts or the accounts of their clients and that charge a management, consulting or other fee for their services; and clients of such financial intermediaries who place trades for their own accounts if the accounts are linked to the master account of such financial intermediary on the books and records of a broker or agent;

    o Employee benefit plans designated as purchasers as defined above, and non-qualified plans offered in conjunction therewith, provided the initial investment in the plan(s) is at least $1 million; the sponsor signs a $1 million LOI; the employer-sponsored plan(s) has at least 100 eligible employees; or all plan transactions are executed through a single omnibus account and the financial intermediary has entered into the appropriate agreements with ADI. Section 403(b) plans sponsored by public educational institutions are not eligible for a sales charge exception based on the aggregate investment made by the plan or the number of eligible employees. Purchases of the Funds by such plans are subject to initial sales charges; and

    o A shareholder of a fund that merges or consolidates with a Fund or that sells its assets to a Fund in exchange for shares of that Fund.

As used above, immediate family includes an individual and his or her spouse, children, parents, and parents of spouse.

CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS

In addition to the exceptions described in the Investor Class, Class A, B, C, and K Prospectus, CDSCs will not apply to the following:

    o Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

    o Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and
        Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions that does not exceed 10% annually of the participant's or beneficiary's account value in a fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer not later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class A, Class B, Class C or Class K shares of a Fund;
        (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of the participant or beneficiary;

    o Liquidation by a Fund when the account value falls below the minimum required account size of $250;

    o   Investment account(s) of INVESCO; and

    o Class C shares if the investor's financial intermediary notifies ADI prior to the time of investment that the financial intermediary waives the payment otherwise payable to it.

Upon the redemption of Class A shares purchased in amounts of $1 million or more, no CDSC will be applied in the following situations:

    o Redemptions from employee benefit plans designated as qualified purchasers, as defined above, where the redemptions are in connection with employee terminations or withdrawals, provided the total amount invested in the plan is at least $1,000,000; the sponsor signs a $1 million LOI; or the employer-sponsored plan has at least 100 eligible employees; provided, however, that 403(b) plans sponsored by public educational institutions shall qualify for the CDSC waiver on the basis of the value of each plan participant's aggregate investment in a Fund, and not on the aggregate investment made by the plan or on the number of eligible employees;

    o   Private foundations or endowment funds;

    o Redemption of shares by the investor where the investor's financial intermediary waives the amounts otherwise payable to it by ADI and notifies ADI prior to the time of investment; and

SHARE PRICES AND NET ASSET VALUE (ALL CLASSES)

Each Fund's shares are bought or sold at a price that is the Fund's NAV per share, less any applicable sales charge. The NAV for each Fund is calculated by subtracting total liabilities from total assets (the market value of the securities the Fund holds plus cash and other assets). Each Fund's per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding and rounding the result to the nearest full cent. Each Fund calculates its NAV as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open.

Each Fund values securities (including options) listed on the NYSE, the American Stock Exchange, or other national securities exchanges and other securities for which market quotations are readily available at the last reported sale price on the day the securities are being valued. Securities traded primarily on the Nasdaq Stock Market ("Nasdaq") are normally valued by each Fund at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of dalays in reporting trades, the NOCP may not be based onthe price of the last trade to occur before the market closes.

If there is no reported sale of a security on a particular day, the security is valued at the closing bid price on that day. Foreign securities prices are translated from the local currency into U.S. dollars using current exchange rates. The Funds value all other securities and assets, including restricted securities, by a method that the Board believes accurately reflects fair value.

If INVESCO believes that the price of a security obtained under a Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately reflects fair value.

HOW TO PURCHASE AND REDEEM SHARES

A complete description of the manner by which shares of the Funds may be purchased appears in the Prospectuses under the caption "How To Buy Shares."

The sales charge normally deducted on purchases of Class A shares of the Funds is used to compensate ADI and participating financial intermediaries for their expenses incurred in connection with the distribution of such shares. Since there is little expense associated with unsolicited orders placed directly with ADI by persons, who because of their relationship with the Funds or with INVESCO and its affiliates, are familiar with the Funds, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), ADI believes that it is appropriate and in the

Funds' best interests that such persons be permitted to purchase Class A shares of the Funds through ADI without payment of a sales charge. The persons who may purchase Class A shares of the Funds without a sales charge are set forth herein under the Caption "Reductions in Initial Sales Charges - Purchases at Net Asset Value."

The following formula may be used by an investor to determine the public offering price per Class A share of an investment:

  Net Asset Value / (1 - Sales Charge as % of Offering Price) = Offering Price

Information concerning redemption of a Fund's shares is set forth in the Prospectuses under the caption "How To Sell Shares." Shares of the Funds may be redeemed directly through ADI or through any financial intermediary who has entered into an agreement with ADI. In addition to the Funds' obligation to redeem shares, ADI may also repurchase shares as an accommodation to the shareholders. To effect a repurchase, those financial intermediaries who have executed agreements with ADI must phone orders to the order desk of the Funds at 1-800-347-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value of each Fund next determined after such order is received. Such arrangement is subject to timely receipt by ADI of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Funds or by ADI (other than any applicable CDSC) when shares are redeemed or repurchased, financial intermediaries may charge a fair service fee for handling the transaction. INVESCO intends to redeem all shares of the Funds in cash.

The right of redemption may be suspended or the date of payment postponed when
(a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

OTHER SERVICE PROVIDERS

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado, are the independent accountants of the Company. The independent accountants are responsible for auditing the financial statements of the Funds.

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, is the custodian of the cash and investment securities of the Company. The custodian is also responsible for, among other things, receipt and delivery of each Fund's investment securities in accordance with procedures and conditions specified in the custody agreement with the Company. The custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

TRANSFER AGENT

INVESCO, 4350 South Monaco Street, Denver, Colorado, is the Company's transfer agent, registrar, and dividend disbursing agent. Services provided by INVESCO include the issuance, cancellation and transfer of shares of the Funds, and the maintenance of records regarding the ownership of such shares.

LEGAL COUNSEL

The firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C., is legal counsel for the Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorell LLP, 1225 17th Street, Suite 2900, Denver, Colorado, acts as special counsel to the Company.

BROKERAGE ALLOCATION AND OTHER PRACTICES

As the investment advisor to the Funds, INVESCO places orders for the purchase and sale of securities with broker-dealers based upon an evaluation of the financial responsibility of the broker-dealers and the ability of the broker-dealers to effect transactions at the best available prices.

While INVESCO seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available. INVESCO is permitted to, and does, consider qualitative factors in addition to price in the selection of brokers. Among other things, INVESCO considers the quality of executions obtained on a Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. INVESCO has found that a broker's consistent ability to execute transactions is at least as important as the price the broker charges for those services.

In seeking to ensure that the commissions charged a Fund are consistent with prevailing and reasonable commissions, INVESCO monitors brokerage industry practices and commissions charged by broker-dealers on transactions effected for other institutional investors like the Funds.

Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, INVESCO may select brokers that provide research services to INVESCO and the Company, as well as other INVESCO mutual funds and other accounts managed by INVESCO. Research services include statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to INVESCO in making informed investment decisions. Research services prepared and furnished by brokers through which a Fund effects securities transactions may be used by INVESCO in servicing all of its accounts and not all such services may be used by INVESCO in connection with a particular Fund. Conversely, a Fund receives benefits of research acquired through the brokerage transactions of other clients of INVESCO.

In order to obtain reliable trade execution and research services, INVESCO may utilize brokers that charge higher commissions than other brokers would charge for the same transaction. This practice is known as "paying up." However, even when paying up, INVESCO is obligated to obtain favorable execution of a Fund's transactions.

Portfolio transactions also may be effected through broker-dealers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients. When a number of broker-dealers can provide comparable best price and execution on a particular transaction, INVESCO may consider the sale of a Fund's shares by a broker-dealer in selecting among qualified broker-dealers.

Certain of the INVESCO Funds utilize fund brokerage commissions to pay custody fees for each respective fund. This program requires that the participating funds receive favorable execution.

BROKERAGE COMMISSIONS AND UNDERWRITING DISCOUNTS

The aggregate dollar amount of brokerage commissions and underwriting discounts paid by each Fund for the periods outlined in the table below were:

Core Equity Fund
    Year Ended May 31, 2003                 $3,612,006
    Year Ended May 31, 2002                  3,311,832
    Year Ended May 31, 2001                  4,259,894

Balanced Fund
    Year Ended May 31, 2003                 $1,939,611
    Year Ended May 31, 2002                  2,340,425
    Year Ended May 31, 2001                  2,176,628

Total Return Fund
    Year Ended May 31, 2003                 $1,195,392
    Year Ended May 31, 2002                  1,773,116
    Year Ended May 31, 2001                    731,557

For the fiscal years ended May 31, 2003, 2002 and 2001, brokers providing research services received $4,249,375, $3,890,606 and $5,180,962, respectively, in commissions on portfolio transactions effected for the Funds. The aggregate dollar amount of such portfolio transactions was $2,561,585,406, $2,593,865,429 and $3,905,310,017, respectively. Commissions totaling $0, $0 and $0, were allocated to certain brokers in recognition of their sales of shares of the Funds on portfolio transactions of the Funds effected during the fiscal years ended May 31, 2003, 2002 and 2001, respectively.

At May 31, 2003, each Fund held debt and equity securities of its regular brokers or dealers, or their parents, as follows:

--------------------------------------------------------------------------------

  Fund                 Broker or Dealer                 Value of Securities
                                                           at  May 31, 2003
================================================================================
Core Equity        State Street Boston                          $24,999,076
--------------------------------------------------------------------------------
                   State Street Bank & Trust                     1,915,000
--------------------------------------------------------------------------------
                   Citicorp                                     40,000,000
--------------------------------------------------------------------------------
                   New Center Asset Trust                       39,998,511
--------------------------------------------------------------------------------
                   American International Group, Inc.           27,620,336
--------------------------------------------------------------------------------
                   Citigroup Inc.                               64,286,544
--------------------------------------------------------------------------------
                   General Electric Co.                          49,596,470
--------------------------------------------------------------------------------
                   JP Morgan Chase & Co.                        72,903,196
--------------------------------------------------------------------------------
                   Lehman Brothers Holdings Inc.                51,480,481
--------------------------------------------------------------------------------
                   Merrill Lynch & Co. Inc.                     44,568,690
--------------------------------------------------------------------------------
Balanced           State Street Boston                            7,999,704
--------------------------------------------------------------------------------
                   State Street Bank & Trust                     1,900,000
--------------------------------------------------------------------------------
                   Citigroup Inc.                               18,184,166
--------------------------------------------------------------------------------
                   Citigroup Inc. Notes                          3,146,271
--------------------------------------------------------------------------------
                   American International Group, Inc.           10,586,252
--------------------------------------------------------------------------------
                   General Electric Co.                         12,197,500
--------------------------------------------------------------------------------
                   Goldman Sachs Group                           5,101,900
--------------------------------------------------------------------------------
                   JP Morgan Chase & Co.                        18,007,280
--------------------------------------------------------------------------------
                   Merrill Lynch & Co., Inc.                     9,006,400
--------------------------------------------------------------------------------
Total Return       New Center Asset Trust                       22,999,144
--------------------------------------------------------------------------------
                   State Street Corp.                              291,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Fund                 Broker or Dealer                 Value of Securities
                                                           at  May 31, 2003
================================================================================

                   Citigroup Inc.                               16,334,164
--------------------------------------------------------------------------------
                   Citigroup Inc. Notes                          3,146,271
--------------------------------------------------------------------------------
                   American International Group, Inc.            6,523,076
--------------------------------------------------------------------------------
                   General Electric Co.                         17,395,070
--------------------------------------------------------------------------------
                   JP Morgan Chase & Co.                         4,633,260
--------------------------------------------------------------------------------
                   Lehman Brothers Holdings                     18,172,531
--------------------------------------------------------------------------------
                   Merrill Lynch & Co.                          14,198,070
--------------------------------------------------------------------------------

Neither INVESCO nor any affiliate of INVESCO receives any brokerage commissions on portfolio transactions effected on behalf of the Funds, and there is no affiliation between INVESCO or any person affiliated with INVESCO or the Funds and any broker-dealer that executes transactions for the Funds.

CAPITAL STOCK

The Company is authorized to issue up to 7.5 billion shares of common stock with a par value of $0.01 per share. As of June 30, 2003, the following shares of each Fund were outstanding:

Core Equity Fund - Investor Class                         239,809,721
Core Equity Fund- Class A                                     460,255
Core Equity Fund - Class B                                    128,472
Core Equity Fund - Class C                                    885,453
Core Equity Fund - Class K                                  2,247,721
Balanced Fund - Institutional Class                        20,682,223
Balanced Fund - Investor Class                             41,184,937
Balanced Fund - Class A                                        30,853
Balanced Fund - Class B                                        20,838
Balanced Fund - Class C                                       194,107
Balanced Fund - Class K                                       574,351
Total Return Fund - Investor Class                         36,611,534
Total Return Fund - Class A                                    27,758
Total Return Fund - Class B                                    26,860
Total Return Fund - Class C                                    36,860
Total Return Fund - Class K                                         0

A share of each class of a Fund represents an identical interest in that Fund's investment portfolio and has the same rights, privileges, and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Funds will affect the performance of those classes. Each share of a Fund is entitled to participate equally in dividends for that class, other distributions and the proceeds of any liquidation of a class of that Fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Institutional Class, Investor Class, Class A, B, C, and K shares will differ. All shares of a Fund will be voted together, except that only the shareholders of a particular class of a Fund may vote on matters exclusively affecting that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. All shares issued and outstanding are, and all shares offered hereby when issued will be, fully paid and nonassessable. The board of directors has the authority to designate additional classes of common stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.

Shares have no preemptive rights and are freely transferable on the books of each Fund.

All shares of the Company have equal voting rights based on one vote for each share owned. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of Incorporation, the board of directors will call special meetings of shareholders.

Directors may be removed by action of the holders of a majority of the outstanding shares of the Company. The Funds will assist shareholders in communicating with other shareholders as required by the 1940 Act.

Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares of the Company voting for the election of directors of the Company can elect 100% of the directors if they choose to do so. If that occurs, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. Directors may be removed by action of the holders of a majority of the outstanding shares of the Company.

TAX CONSEQUENCES OF OWNING SHARES OF A FUND

Each Fund intends to continue to conduct its business and satisfy the applicable diversification of assets, distribution and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund qualified as a regulated investment company and intends to continue to qualify during its current fiscal year. It is the policy of each Fund to distribute all investment company taxable income and net capital gains. As a result of this policy and the Funds' qualification as regulated investment companies, it is anticipated that none of the Funds will pay federal income or excise taxes and that all of the Funds will be accorded conduit or "pass through" treatment for federal income tax purposes. Therefore, any taxes that a Fund would ordinarily owe are paid by its shareholders on a pro-rata basis. If a Fund does not distribute all of its net investment income or net capital gains, it will be subject to income and excise taxes on the amount that is not distributed. If a Fund does not qualify as a regulated investment company, it will be subject to income tax on its net investment income and net capital gains at the corporate tax rates.

Dividends paid by a Fund from net investment income as well as distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions are taxable for federal income tax purposes as ordinary income to shareholders. After the end of each calendar year, the Funds send shareholders information regarding the amount and character of dividends paid in the year, including the dividends eligible for the dividends-received-deduction for corporations. Dividends eligible for the dividends-received-deduction will be limited to the aggregate amount of qualifying dividends that a Fund derives from its portfolio investments.

A Fund realizes a capital gain or loss when it sells a portfolio security for more or less than it paid for that security. Capital gains and losses are divided into short-term and long-term, depending on how long the Fund held the security which gave rise to the gain or loss. If the security was held one year or less the gain or loss is considered short-term, while holding a security for more than one year will generate a long-term gain or loss. A capital gain distribution consists of long-term capital gains which are taxed at the capital gains rate. Short-term capital gains are included with income from dividends and interest as ordinary income and are paid to shareholders as dividends, as discussed above. If total long-term gains on sales exceed total short-term losses, including any losses carried forward from previous years, a Fund will have a net capital gain. Distributions by a Fund of net capital gains are, for federal income tax purposes, taxable to the shareholder as a long-term capital gain regardless of how long a shareholder has held shares of the particular Fund. Such distributions are not eligible for the dividends-received-deduction. After the end of each calendar year, the Funds send information to shareholders regarding the amount and character of distributions paid during the year.

All dividends and other distributions are taxable income to the shareholder, whether such dividends and distributions are reinvested in additional shares or paid in cash. If the net asset value of a Fund's shares should be reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be a return of invested capital. The net asset value of shares of a Fund reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. If shares of a Fund are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution. If a shareholder reinvests the distribution in a Fund, the shareholder's basis in the Fund increases by the amount of the distribution and the value of the Fund's investment is unchanged by the distribution.

If it invests in foreign securities, a Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average value of at least 50% of its assets produce, or are held for the production of, passive income. Each Fund intends to "mark-to-market" its stock in any PFIC. In this context, "marking-to-market" means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund's adjusted basis in the PFIC stock as of the end of the year. In certain circumstances, a Fund will also be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value of the PFIC stock as of the end of the year. The deduction will only be allowed to the extent of any PFIC mark-to-market gains recognized as ordinary income in prior years. A Fund's adjusted tax basis in each PFIC stock for which it makes this election will be adjusted to reflect the amount of income included or deduction taken under the election.

Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currencies that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders.

INVESCO may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by INVESCO will be computed using the single-category average cost method, although neither INVESCO nor the Funds recommend any particular method of determining cost basis. Other methods may result in different tax consequences. Even if you have reported gains or losses for a Fund in past years using another basis method, you may be able to use the average cost method for determining gains or losses in the current year. However, once you have elected to use the average cost method, you must continue to use it unless you apply to the IRS for permission to change methods. Likewise, changing to any basis method other than the average cost method requires IRS approval.

If you sell Fund shares at a loss after holding them for six months or less, your loss will be treated as long-term (instead of short-term) capital loss to the extent of any capital gain distributions that you may have received on those shares. Similarly, if you sell Fund shares at a loss after holding them for six months or less, your loss will be disallowed to the extent of any exempt interest dividents that you may have received on those shares. If you pay a sales charge to acquire shares, that sales charge is generally treated as part of your cost basis for determining gain or loss upon disposition of those shares. However, if you exchange your shares within ninety days of acquisition and the sales charge was paid on the original shares, then the sales charge is not treated as part of your cost basis on the original shares, but instead carries over to be included as part of your cost basis in the new or replacement shares.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its net capital gains for the one-year period ending on October 31 of that year, plus certain other amounts.

You should consult your own tax adviser regarding specific questions as to federal, state, and local taxes. Dividends and capital gain distributions will generally be subject to applicable state and local taxes. Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, for income tax purposes does not entail government supervision of management or investment policies.

PERFORMANCE

From time to time, the Funds' advertising and/or sales literature may include discussions of general economic conditions, interest rates or generic topics pertaining to the mutual fund industry.

To keep shareholders and potential investors informed, INVESCO will occasionally advertise the Funds' total return for one-, five-, and ten-year periods (or since inception). Most advertisements of the Funds will disclose the maximum front-end sales charge imposed on purchases of a Fund's Class A shares and/or the applicable CDSC imposed on redemptions of a Fund's Class B and Class C shares. If any advertised performance data does not reflect the maximum front-end sales charge (if any), or the applicable CDSC, such advertisement will disclose that the sales charge or CDSC has not been deducted in computing the performance data, and that, if reflected, such charges would reduce the performance quoted.

Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of the maximum front-end sales charge at the time of purchase. Standardized total return for Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period. A 1% - 5% CDSC may be charged on redemptions of Class B shares held six years or less, other than shares acquired through reinvestment of dividends and other distributions. A 1% CDSC may be charged on redemptions of Class C shares held thirteen months or less, other than shares acquired through reinvestment of dividends and other distributions. Please see the section entitled "Distributor" for additional information on CDSCs. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value has been constant over the period. Because average annual returns tend to even out variations in a Fund's returns, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of the Fund.

In addition to average annual returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in a Fund's investment results, because they do not show the interim variations in performance over the periods cited. Total returns may be quoted with or without taking a Fund's maximum applicable Class A front-end sales charge or Class B or Class C CDSC into account. Excluding sales charges from a total return calculation produces a higher total return figure.

We may also advertise Core Equity, Balanced and Total Return Funds' "30-day SEC yield." "30-day SEC yield" is based on historical earnings and is not intended to indicate future performance. The "30-day SEC yield" of a Fund refers to the income generated by an investment in the Fund over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that period is assumed to be generated each 30-day period over a 52-week period and is shown as a percentage of the investment.

The "30-day SEC yield" for Core Equity, Balanced, and Total Return Funds for the 30 days ended May 31, 2003 was:

               Investor    Institutional
Fund            Class      Class          Class A     Class B      Class C     Class K
----            -----      -----          -------     -------      -------     -------
Core Equity      0.83%         N/A         0.65%       0.00%        0.00%       0.00%

Balanced         0.64%       1.01%         0.57%       0.01%        0.00%       0.48%

Total Return     1.29%         N/A         1.15%       0.65%        0.63%       N/A(1)

(1) Class K shares had not commenced operations as of May 31, 2003.

More information about the Funds' recent and historical performance is contained in the Company's Annual Report to Shareholders. You can get a free copy by calling or writing to INVESCO using the telephone number or address on the back cover of the Funds' Prospectuses.

When we quote mutual fund rankings published by Lipper Inc., we may compare a Fund to others in its appropriate Lipper category, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare a Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials.

Performance figures are based on historical earnings and are not intended to suggest future performance.

Average annual total return is not provided for Total Return Fund's Institutional Class and Class K shares since Institutional Class and Class K shares of the Fund had not commenced operations as of May 31, 2003. Average annual total return performance for the one-, five-, and ten- (or since inception) years ended May 31, 2003 were:

                                                                                         10 YEARS
                                                          1 YEAR           5 YEARS       OR SINCE INCEPTION

INVESTOR CLASS
Core Equity Fund
    Return Before Taxes                                    (9.18%)         (0.83%)         7.36%
    Return After Taxes on Distributions                    (9.53%)         (2.76%)         4.78%
    Return After Taxes on Distributions
        and Sale of Fund Shares                            (5.65%)         (2.72%)         5.12%

Balanced Fund
    Return Before Taxes                                    (4.78%)         (0.22%)         8.72%(1)
    Return After Taxes on Distributions                    (5.14%)         (1.31%)         6.54%(1)
    Return After Taxes on Distributions
        and Sale of Fund Shares                            (2.94%)         (0.72%)         6.31%(1)

Total Return Fund
    Return Before Taxes                                    (4.85%)         (1.58%)         7.11%
    Return After Taxes on Distributions                    (6.28%)         (3.07%)         5.44%
    Return After Taxes on Distributions
        and Sale of Fund Shares                            (2.64%)         (2.02%)         5.28%

INSTITUTIONAL CLASS

Balanced Fund
    Return Before Taxes                                    (4.52%)          N/A           (8.05%)(2)
    Return After Taxes on Distributions                    (5.24%)          N/A           (9.00%)(2)
    Return After Taxes on Distributions
       and Sale of Fund Shares                             (2.80%)          N/A           (7.27%)2

CLASS A - RETURN BEFORE TAXES (INCLUDING SALES CHARGE)

Core Equity Fund                                          (14.07%)          N/A          (16.50%)(3)
Balanced Fund                                             (10.13%)          N/A          (12.01%)(3)
Total Return Fund                                         (10.21%)          N/A          (11.66%)(3)

                                                                                         10 YEARS
                                                          1 YEAR           5 YEARS       OR SINCE INCEPTION

CLASS B - RETURN BEFORE TAXES (INCLUDING CDSC)
Core Equity Fund                                          (15.11%)          N/A          (16.83%)(3)
Balanced Fund                                             (10.46%)          N/A          (11.69%)(3)
Total Return Fund                                         (10.54%)          N/A          (11.33%)(3)


CLASS C - RETURN BEFORE TAXES (INCLUDING CDSC)
Core Equity Fund                                          (11.17%)          N/A           (5.79%)(4)
Balanced Fund                                              (6.52%)          N/A           (7.17%)(4)
Total Return Fund                                          (6.91%)          N/A          (3.06%)(4)

CLASS K - RETURN BEFORE TAXES
Core Equity Fund                                          (10.07%)          N/A          (10.82%)(5)
Balanced Fund                                              (4.96%)          N/A          (10.03%)(5)

(1) The Fund (Investor Class shares) commenced investment operations on December 1, 1993.
(2) Institutional Class shares commenced operations on July 3, 2000.
(3) Class A and Class B shares commenced operations April 1, 2002. Not annualized.
(4) Class C shares commenced operations on February 15, 2000.
(5) Class K shares commenced operations on December 14, 2000.

Average annual total return before taxes was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  n
                          P(1 + T)  = ERV


where:         P =   a hypothetical initial payment of $1,000
               T =   average annual total return
               n =   number of years
               ERV = ending redeemable value of initial payment

Average annual total return after taxes on distributions and after taxes on distributions and sale of Fund shares was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value, according to the following formula:


After taxes on distributions:

                                  n
                          P(1 + T)  = ATV
                                         D

where:         P = a hypothetical initial payment of $1,000
               T = average annual total return (after taxes on distributions) n = number of years
               ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on fund distributions but not after taxes on redemptions.

After taxes on distributions and redemption:

                                  n
                          P(1 + T)  = ATV
                                         DR


where:         P = a hypothetical initial payment of $1,000
               T = average annual total return (after taxes on distributions and redemption) n = number of years
               ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on fund distributions and redemptions.

The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period indicated.

The "30-day SEC yield" is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          (a-b)     6
                Yield = 2[----- + 1)  - 1]
                          (cd)

where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
               d = the maximum offering price per share on the last day of the period

In conjunction with performance reports, comparative data between a Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

In conjunction with performance reports and/or analyses of shareholder services for a Fund, comparative data between that Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, S&P, Lipper Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average, and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. These sources utilize information compiled (i) internally; (ii) by Lipper Inc.; or (iii) by other recognized analytical services. The Lipper Inc. mutual fund rankings and comparisons which may be used by the Funds in performance reports will be drawn from the following mutual fund groupings, in addition to the broad-based Lipper general fund groupings:

                                          LIPPER MUTUAL
FUND                                      FUND CATEGORY

Core Equity Fund                          Equity Income Funds
Balanced Fund                             Balanced Funds
Total Return Fund                         Flexible Portfolio Funds


Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

AMERICAN ASSOCIATION OF INDIVIDUAL INVESTORS' JOURNAL
ARIZONA REPUBLIC
BANXQUOTE
BARRON'S
BLOOMBERG NEWS
BOSTON GLOBE
BUSINESS WEEK
CNBC
CNN
CHICAGO SUN-TIMES
CHICAGO TRIBUNE
DENVER BUSINESS JOURNAL
DENVER POST
DOW JONES NEWS WIRE
FINANCIAL TIMES
FORBES
FORTUNE
IBBOTSON ASSOCIATES, INC.
INSTITUTIONAL INVESTOR
INVESTOR'S BUSINESS DAILY
KIPLINGER'S PERSONAL FINANCE
LIPPER INC.'S MUTUAL FUND PERFORMANCE ANALYSIS
LOS ANGELES TIMES
MONEY MAGAZINE
MORNINGSTAR
MUTUAL FUNDS MAGAZINE
NEW YORK TIMES
ROCKY MOUNTAIN NEWS
SMART MONEY
TIME
U.S. NEWS AND WORLD REPORT
USA TODAY
WALL STREET JOURNAL
WASHINGTON POST
WIESENBERGER INVESTMENT COMPANIES SERVICES

PROXY VOTING

The Boards of Directors of the INVESCO Mutual Funds have expressly delegated to INVESCO Funds Group, Inc. ("INVESCO") the responsibility to vote proxies related to the securities held in the Funds' portfolios. Under this authority, INVESCO is required by the Boards of Directors to act solely in the interests of shareholders of the Funds. Other INVESCO clients who have delegated proxy voting authority to INVESCO similarly require that proxy votes be cast in the best interests of the client.

On behalf of the Funds and its other clients, INVESCO acquires and holds a company's securities in the portfolios it manages in the expectation that they will be a good investment and appreciate in value. As such, INVESCO votes proxies with a focus on the investment implications of each matter upon which a vote is solicited.

A copy of the description of the Funds' proxy voting policy and procedures as administered by INVESCO is available without charge by calling 1-800-347-4246. It is also available on the website of the Securities and Exchange Commission, at www.sec.gov, and on the Funds' website, www.invescofunds.com.

PROXY VOTING ADMINISTRATION -- INVESCO's proxy review and voting process, which has been in place for many years, meets INVESCO's obligations to all of its clients, including the Funds.

To discharge its responsibilities to the Funds, INVESCO has established a Proxy Committee that establishes guidelines and generally oversees the proxy voting process. The Committee consists of INVESCO's General Counsel, its Chief Investment Officer, its Vice President of Investment Operations and INVESCO's Proxy Administrator. In addition to INVESCO's knowledge of its portfolio companies, the Committee relies upon independent research provided by third parties in fulfilling its responsibilities.

INVESCO has engaged a third party, Institutional Shareholder Services ("ISS"), to act as its agent for the administrative and ministerial aspects of proxy voting of portfolio securities, as well as to provide independent research. ISS votes proxies for the Funds on routine matters in accordance with guidelines established by INVESCO and the Funds. These guidelines are reviewed periodically by the Proxy Committee and the Funds' Boards of Directors; accordingly, they are subject to change. Although it occurs infrequently, the guidelines may be overridden by INVESCO in any particular vote, depending upon specific factual circumstances. ISS also serves as the proxy voting record keeper for INVESCO.

Issues that are not covered by INVESCO's proxy voting guidelines, or that are determined by INVESCO on a case-by-case basis, are referred to INVESCO's Chief Investment Officer, who has been granted the ultimate authority and responsibility by the Proxy Committee and the Funds' Boards of Directors to decide how the proxies shall be voted on these issues. The INVESCO Chief Investment Officer, through the Proxy Administrator, is responsible for notifying ISS how to vote on these issues.

GUIDELINES AND POLICIES -- Overview -- As part of its investment process, INVESCO examines the management of all portfolio companies. The ability and judgment of management is, in INVESCO's opinion, critical to the investment success of any portfolio company. INVESCO generally will not hold securities of companies whose management it questions, and accords substantial weight to management opinions. Not surprisingly, INVESCO casts most of its proxy votes, particularly on routine matters, in accordance with portfolio company management recommendations.

At the same time, when INVESCO believes that the position of the management of a portfolio company may not be in the best interests of shareholders, the Committee or an individual portfolio manager can vote against the management recommendation. In certain cases, INVESCO consistently will vote against management in furtherance of established guidelines on specific matters.

As a general rule, INVESCO votes against any proposals which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. In addition, absent specific prior authorization from INVESCO's General Counsel, INVESCO does not:

    o Engage in conduct that involves an attempt to change or influence the control of a portfolio company.

    o   Announce its voting intentions and the reasons therefor.

    o Participate in a proxy solicitation or otherwise seek proxy-voting authority from any other portfolio company shareholder.

    o Act in concert with other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

Although INVESCO reserves the right to vote proxy issues on behalf of the Funds on a case-by-case basis if facts and circumstances so warrant, it will usually vote on issues in the manner described below.

ROUTINE MATTERS -- INVESCO generally votes in favor of ratification of accountants, changing corporate names and similar matters. It generally withholds voting authority on unspecified "other matters" that may be listed on a proxy card.

BOARDS OF DIRECTORS -- INVESCO generally votes for management's slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner INVESCO believes is not in the best interests of shareholders.

INVESCO generally opposes attempts to classify boards of directors to eliminate cumulative voting.

COMPENSATION -- INVESCO believes that it is important that a company's equity-based compensation plan is aligned with the interests of shareholders, including the Funds and its other clients. Many compensation plans are examined on a case-by-case basis by INVESCO, and INVESCO generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. INVESCO usually opposes proposals to reprice options because the underlying stock has fallen in value.

ANTI-TAKEOVER AND SIMILAR CORPORATE GOVERNANCE ISSUES -- INVESCO generally opposes poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions. INVESCO generally votes in favor of increases in authorized shares.

SOCIAL ISSUES -- INVESCO believes that it is management's responsibility to handle such issues, and generally votes with management on these types of issues, or abstains. INVESCO will oppose issues that it believes will be a detriment to the investment performance of a portfolio company.

CONFLICTS OF INTEREST -- Historically, INVESCO has not had situations in which the interests of its Fund shareholders or other clients are at variance with INVESCO's own interests. In routine matters, INVESCO votes proxies in accordance with established guidelines, and the opportunity for conflict simply does not arise.

In matters that INVESCO examines on a case-by-case basis, or where parties may seek to influence INVESCO's vote (for example, a merger proposal), or in any instance where INVESCO believes there may be an actual or perceived conflict of interest, INVESCO votes the proxy in what it believes to be in the best investment interests of its Fund shareholders and other clients. In such matters, INVESCO's Chief Investment Officer makes the decision, which is reviewed by INVESCO's General Counsel.

Matters in which INVESCO votes against its established guidelines, or matters in which INVESCO believes there may be an actual or perceived conflict of interest, together with matters in which INVESCO votes against management recommendations, are reported to the Funds' Boards of Directors on a quarterly basis, together with the reasons for such votes.

CODE OF ETHICS

INVESCO and ADI permit investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires INVESCO's and ADI's personnel to conduct their personal investment activities in a manner that INVESCO and ADI believe is not detrimental to the Funds or INVESCO's other advisory clients. The Code of Ethics is on file with, and may be obtained from, the Commission.

FINANCIAL STATEMENTS

The financial statements for the Funds for the fiscal year ended May 31, 2003 are incorporated herein by reference from INVESCO Combination Stock & Bond Funds, Inc.'s Annual Report to Shareholders dated May 31, 2003.

APPENDIX A

BOND RATINGS

The following is a description of Moody's and S&P's bond ratings:

MOODY'S CORPORATE BOND RATINGS

Investment Grade
----------------

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Non-Investment Grade
--------------------

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

S&P CORPORATE BOND RATINGS

Investment Grade
----------------

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

Non-Investment Grade
--------------------

BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of INVESCO Combination Stock & Bond Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Balanced Fund, INVESCO Core Equity Fund, and INVESCO Total Return Fund (constituting INVESCO Combination Stock & Bond Funds, Inc., hereafter referred to as the "Fund") at May 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2003 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
June 27, 2003

INVESTMENT HOLDINGS

STATEMENT OF INVESTMENT SECURITIES
INVESCO COMBINATION STOCK & BOND FUNDS, INC.
MAY 31, 2003

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------
65.76  COMMON STOCKS
1.33   AEROSPACE & DEFENSE
       United Technologies                                        158,300  $   10,803,975
============================================================================================
1.29   ALUMINUM
       Alcoa Inc                                                  426,400      10,493,704
============================================================================================
1.72   APPLICATION SOFTWARE
       SAP AG Sponsored ADR Representing 1/4 Ord Shr              148,600       4,232,128
       Software HOLDRs Trust(a)                                   309,600       9,755,496
============================================================================================
                                                                               13,987,624
2.76   BANKS
       Bank of New York                                           348,300      10,079,802
       Wells Fargo & Co                                           255,000      12,316,500
============================================================================================
                                                                               22,396,302
2.79   BIOTECHNOLOGY
       Amgen Inc(b)                                               189,000      12,230,190
       Biotech HOLDRs Trust(a)                                     86,300      10,381,890
============================================================================================
                                                                               22,612,080
1.56   BREWERS
       Anheuser-Busch Cos                                         240,400      12,652,252
============================================================================================
0.50   CABLE & SATELLITE OPERATORS
       EchoStar Communications Class A Shrs(b)                    121,600       4,083,328
============================================================================================
0.52   CASINOS & GAMING
       Harrah's Entertainment(b)                                  105,000       4,209,450
============================================================================================
0.95   COMPUTER STORAGE & PERIPHERALS
       EMC Corp(b)                                                711,100       7,694,102
============================================================================================
1.95   DATA PROCESSING SERVICES
       First Data                                                 177,900       7,368,618
       Fiserv Inc(b)                                              254,400       8,418,096
============================================================================================
                                                                               15,786,714
0.87   DIVERSIFIED CHEMICALS
       Dow Chemical                                               222,000       7,059,600
============================================================================================
5.90   DIVERSIFIED FINANCIAL SERVICES
       American Express                                           157,800       6,573,948
       Citigroup Inc                                              443,300      18,184,166
       Goldman Sachs Group                                         62,600       5,101,900
       JP Morgan Chase & Co                                       548,000      18,007,280
============================================================================================
                                                                               47,867,294
1.23  ELECTRICAL COMPONENTS & EQUIPMENT
      SPX Corp(b)                                                 258,800       9,971,564
============================================================================================
1.27  GENERAL MERCHANDISE STORES
      Target Corp                                                 280,100      10,260,063
============================================================================================

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

1.88   HEALTH CARE EQUIPMENT
       Boston Scientific(b)                                       127,400  $    6,637,540
       Medtronic Inc                                              176,600       8,605,718
============================================================================================
                                                                               15,243,258
1.43   HYPERMARKETS & SUPER CENTERS
       Wal-Mart Stores                                            220,400      11,595,244
============================================================================================
1.50   INDUSTRIAL CONGLOMERATES
       General Electric                                           425,000      12,197,500
============================================================================================
0.71   INDUSTRIAL MACHINERY
       Illinois Tool Works                                         92,900       5,764,445
============================================================================================
2.26   INTEGRATED OIL & GAS
       BP PLC Sponsored ADR Representing 6 Ord Shrs               104,100       4,360,749
       Exxon Mobil                                                384,400      13,992,160
============================================================================================
                                                                               18,352,909
1.22   INTEGRATED TELECOMMUNICATION SERVICES
       BellSouth Corp                                             113,700       3,014,187
       SBC Communications                                         134,500       3,424,370
       Verizon Communications                                      92,200       3,489,770
============================================================================================
                                                                                9,928,327
1.89   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Janus Capital Group                                        407,900       6,342,845
       Merrill Lynch & Co                                         208,000       9,006,400
============================================================================================
                                                                               15,349,245
2.65   INVESTMENT COMPANIES
       DIAMONDS Trust Series I Shrs(c)                            117,900      10,474,236
       Nasdaq-100 Trust Series 1 Shrs(b)                          369,400      11,004,426
============================================================================================
                                                                               21,478,662
0.67   IT CONSULTING & SERVICES
       Affiliated Computer Services Class A Shrs(b)               117,100       5,426,414
============================================================================================
1.30   MOVIES & ENTERTAINMENT
       AOL Time Warner(b)                                         344,800       5,247,856
       Viacom Inc Class B Shrs(b)                                 116,700       5,312,184
============================================================================================
                                                                               10,560,040
1.31   MULTI-LINE INSURANCE
       American International Group                               182,900      10,586,252
============================================================================================
1.11   NETWORKING EQUIPMENT
       Cisco Systems(b)                                           553,400       9,009,352
============================================================================================
0.59   OIL & GAS EQUIPMENT & SERVICES
       Baker Hughes                                               145,600       4,812,080
============================================================================================
1.09   OIL & GAS EXPLORATION, PRODUCTION &
         TRANSPORTATION
       Apache Corp                                                133,845       8,823,062
============================================================================================
1.21   PAPER PRODUCTS
       International Paper                                        267,300       9,801,891
============================================================================================

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

0.64   PERSONAL PRODUCTS
       Avon Products                                               85,200  $    5,192,088
============================================================================================
7.99   PHARMACEUTICALS
       Abbott Laboratories                                        239,500      10,669,725
       Forest Laboratories(b)                                     117,600       5,938,800
       Johnson & Johnson                                          171,900       9,342,765
       Merck & Co                                                 179,900       9,998,842
       Pfizer Inc                                                 411,800      12,774,036
       Teva Pharmaceutical Industries Ltd Sponsored ADR
         Representing Ord Shrs                                    114,200       5,788,684
       Wyeth                                                      235,300      10,317,905
============================================================================================
                                                                               64,830,757
0.69   PROPERTY & CASUALTY INSURANCE
       Allstate Corp                                              155,700       5,603,643
============================================================================================
0.99   RAILROADS
       Norfolk Southern                                           365,500       8,011,760
============================================================================================
0.52   RESTAURANTS
       Starbucks Corp(b)                                          170,200       4,193,898
============================================================================================
1.24   SEMICONDUCTOR EQUIPMENT
       Applied Materials(b)                                       643,700      10,015,972
============================================================================================
3.16   SEMICONDUCTORS
       Intel Corp                                                 442,500       9,221,700
       Semiconductor HOLDRs Trust(a)                              282,400       8,457,880
       Texas Instruments                                          388,200       7,958,100
============================================================================================
                                                                               25,637,680
1.47   SOFT DRINKS
       Coca-Cola Co                                               260,800      11,884,656
============================================================================================
3.60   SYSTEMS SOFTWARE
       Microsoft Corp                                             534,100      13,144,201
       Oracle Corp(b)                                             513,900       6,685,839
       VERITAS Software(b)                                        337,400       9,362,850
============================================================================================
                                                                               29,192,890
       TOTAL COMMON STOCKS (COST $488,841,979)                                533,370,077
============================================================================================
30.22  FIXED INCOME SECURITIES
13.51  US GOVERNMENT OBLIGATIONS
       US Treasury Notes
         5.875%, 11/15/2004                                $   20,000,000      21,342,960
         5.750%, 11/15/2005                                $   20,000,000      22,080,460
         3.875%, 2/15/2013                                 $   10,000,000      10,442,580
         3.000%, 11/15/2007                                $   10,000,000      10,375,390
         1.625%, 1/31/2005                                 $   25,000,000      25,167,975
         1.625%, 4/30/2005                                 $   20,000,000      20,124,220
============================================================================================
         TOTAL US GOVERNMENT OBLIGATIONS
           (Amortized Cost $106,510,241)                                      109,533,585
============================================================================================

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

9.86   US Government Agency Obligations
       Fannie Mae, Gtd Mortgage Pass-Through Certificates
         4.500%, 5/1/2018                                  $    7,964,993  $    8,179,223
         4.500%, 6/1/2018                                  $   25,000,000      25,672,414
       Government National Mortgage Association I
         Gtd Mortgage Pass-Through Certificates
          5.000%, 11/15/2017                               $    9,548,440       9,986,281
          5.000%, 2/15/2018                                $   12,269,305      12,828,959
       Government National Mortgage Association I & II
         Single Issuer
          5.500%, 12/15/2031                               $    9,005,124       9,425,348
          5.000%, 2/15/2018                                $   12,343,716      12,906,765
          5.000%, 3/15/2018                                $      944,137         987,203
============================================================================================
         TOTAL US GOVERNMENT AGENCY OBLIGATIONS
           (Amortized Cost $78,762,693)                                        79,986,193
============================================================================================
6.85   CORPORATE BONDS
0.32   AUTOMOBILE MANUFACTURERS
       General Motors Acceptance, Sr Notes, 6.125%,
         8/28/2007                                         $    2,500,000       2,622,423
============================================================================================
0.54   BANKS
       Washington Mutual, Sr Notes, 4.375%, 1/15/2008      $    1,000,000       1,062,219
       Wells Fargo & Co, Notes, 5.250%, 12/1/2007          $    3,000,000       3,316,668
============================================================================================
                                                                                4,378,887
0.37   CABLE & SATELLITE OPERATORS
       Continental Cablevision, Sr Deb, 9.500%, 8/1/2013   $    2,500,000       3,004,920
============================================================================================
0.39   DIVERSIFIED FINANCIAL SERVICES
       Citigroup Inc, Notes, 4.125%, 6/30/2005             $    3,000,000       3,146,271
============================================================================================
3.96   ELECTRIC UTILITIES
       Cleveland Electric Illuminating, Secured Notes
         Series D, 7.880%, 11/1/2017                       $    1,000,000       1,282,432
       Commonwealth Edison, 1st Mortgage Notes
         Series 76, 8.250%, 10/1/2006                      $    1,000,000       1,185,528
       Consumers Energy, 1st & Refunding Mortgage Notes
         7.375%, 9/15/2023                                 $    2,500,000       2,621,583
       El Paso Electric, 1st Mortgage Notes, Series E,
         9.400%, 5/1/2011                                  $    2,000,000       2,329,506
       Jersey Central Power & Light, 1st Mortgage
         Medium-Term Notes, Series C, 7.980%, 2/16/2023    $    2,000,000       2,092,926
       Niagara Mohawk Power, 1st Mortgage Notes, 7.750%,
         5/15/2006                                         $    4,000,000       4,577,608
       Pennsylvania Power, 1st Mortgage Notes, 8.500%,
         7/15/2022                                         $    2,500,000       2,609,110
       Public Service of New Mexico, Sr Notes
         Series A, 7.100%, 8/1/2005                        $    5,000,000       5,440,935
         Series B, 7.500%, 8/1/2018                        $    5,000,000       5,818,520
       Texas Utilities Electric, 1st Mortgage Notes &
         Collateral Trust, 7.875%, 4/1/2024                $    4,000,000       4,182,412
============================================================================================
                                                                               32,140,560
0.10   FOREST PRODUCTS
       Weyerhaeuser Co, Notes, 6.750%, 3/15/2012           $      695,000         801,992
============================================================================================

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

0.20   HOUSEHOLD PRODUCTS
       Procter & Gamble, Notes, 4.750%, 6/15/2007          $    1,500,000  $    1,632,597
============================================================================================
0.42   INTEGRATED TELECOMMMUNICATION SERVICES
       Verizon Global Funding, Notes, 6.125%, 6/15/2007    $    3,000,000       3,393,066
============================================================================================
0.09   PAPER PRODUCTS
       International Paper, Notes, 5.850%, 10/30/2012      $      670,000         741,418
============================================================================================
0.32   RAILROADS
       Burlington Northern Santa Fe, Notes, 6.125%,
         3/15/2009                                         $    1,100,000       1,270,888
       Union Pacific, Notes, 6.650%, 1/15/2011             $    1,100,000       1,293,652
============================================================================================
                                                                                2,564,540
0.14   SOFT DRINKS
       Coca-Cola Enterprises, Notes, 4.375%, 9/15/2009     $    1,075,000       1,151,025
============================================================================================
         TOTAL CORPORATE BONDS (Amortized Cost $50,577,271)                    55,577,699
============================================================================================
       TOTAL FIXED INCOME SECURITIES
         (AMORTIZED COST $235,850,205)                                        245,097,477
============================================================================================
1.22   SHORT-TERM INVESTMENTS
0.99   COMMERCIAL PAPER
0.99   DIVERSIFIED FINANCIAL SERVICES
       State Street Boston, Discount Notes, 1.330%,
         6/2/2003 (Amortized Cost $7,999,704)              $    8,000,000       7,999,704
============================================================================================
0.23   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street dated
         5/30/2003 due 6/2/2003 at 1.220%, repurchased
         at $1,900,193 (Collateralized by Federal Farm
         Credit Bank, Bonds, due 12/15/2004 at 3.875%,
         value $1,944,099) (Cost $1,900,000)               $    1,900,000       1,900,000
============================================================================================
       TOTAL SHORT-TERM INVESTMENTS
         (AMORTIZED COST $9,899,704)                                            9,899,704
============================================================================================
97.20  TOTAL INVESTMENTS AT VALUE
         (COST $734,591,888)                                                  788,367,258
============================================================================================
2.80   OTHER ASSETS LESS LIABILITIES                                           22,728,518
============================================================================================
100.00 NET ASSETS AT VALUE                                                 $  811,095,776
============================================================================================

CORE EQUITY FUND
95.93  COMMON STOCKS
2.85   AEROSPACE & DEFENSE
       L-3 Communications Holdings(b)                             412,800  $   17,894,880
       Lockheed Martin                                            517,600      24,026,992
       United Technologies                                        453,400      30,944,550
============================================================================================
                                                                               72,866,422
1.36   ALUMINUM
       Alcoa Inc                                                1,415,900      34,845,299
============================================================================================
0.49   APPLICATION SOFTWARE
       PeopleSoft Inc(b)                                          759,100      12,418,876
============================================================================================

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

9.16   BANKS
       Bank of America                                            547,500  $   40,624,500
       Bank of New York                                         1,601,600      46,350,304
       Charter One Financial                                    1,740,445      53,013,955
       Wachovia Corp                                            1,062,600      42,695,268
       Wells Fargo & Co                                         1,066,800      51,526,440
============================================================================================
                                                                              234,210,467
3.09   BREWERS
       Anheuser-Busch Cos                                       1,500,000      78,945,000
============================================================================================
1.63   CASINOS & GAMING
       Harrah's Entertainment(b)                                  695,100      27,866,559
       Park Place Entertainment(b)                              1,800,000      13,716,000
============================================================================================
                                                                               41,582,559
3.06   COMPUTER HARDWARE
       Hewlett-Packard Co                                       2,162,500      42,168,750
       International Business Machines                            408,700      35,981,948
============================================================================================
                                                                               78,150,698
1.03   DIVERSIFIED CHEMICALS
       Dow Chemical                                               827,000      26,298,600
============================================================================================
5.37   DIVERSIFIED FINANCIAL SERVICES
       Citigroup Inc                                            1,567,200      64,286,544
       JP Morgan Chase & Co                                     2,218,600      72,903,196
============================================================================================
                                                                              137,189,740
2.34   ELECTRIC UTILITIES
       Dominion Resources                                         420,600      26,497,800
       Exelon Corp                                                106,700       6,113,910
       FPL Group                                                  410,300      27,272,641
============================================================================================
                                                                               59,884,351
0.74   ELECTRICAL COMPONENTS & EQUIPMENT
       SPX Corp(b)                                                490,000      18,879,700
============================================================================================
1.25   ENVIRONMENTAL SERVICES
       Waste Management                                         1,252,300      31,896,081
============================================================================================
2.44   GENERAL MERCHANDISE STORES
       Target Corp                                              1,700,000      62,271,000
============================================================================================
0.52   HEALTH CARE SUPPLIES
       Alcon Inc                                                  310,100      13,179,250
============================================================================================
1.49   HYPERMARKETS & SUPER CENTERS
       Wal-Mart Stores                                            725,000      38,142,250
============================================================================================
1.94   INDUSTRIAL CONGLOMERATES
       General Electric                                         1,728,100      49,596,470
============================================================================================
2.77   INDUSTRIAL MACHINERY
       Danaher Corp                                               467,000      31,251,640
       Illinois Tool Works                                        639,000      39,649,950
============================================================================================
                                                                               70,901,590

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

6.15   INTEGRATED OIL & GAS
       BP PLC Sponsored ADR Representing 6 Ord Shrs             1,100,000  $   46,079,000
       Exxon Mobil                                              2,060,000      74,984,000
       Occidental Petroleum                                     1,067,800      36,027,572
============================================================================================
                                                                              157,090,572
2.95   INTEGRATED TELECOMMUNICATION SERVICES
       BellSouth Corp                                             572,000      15,163,720
       SBC Communications                                       1,028,300      26,180,518
       Verizon Communications                                     900,000      34,065,000
============================================================================================
                                                                               75,409,238
5.37   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Janus Capital Group                                      2,655,600      41,294,580
       Lehman Brothers Holdings                                   718,700      51,480,481
       Merrill Lynch & Co                                       1,029,300      44,568,690
============================================================================================
                                                                              137,343,751
1.40   IT CONSULTING & SERVICES
       Accenture Ltd(b)                                         2,040,800      35,754,816
============================================================================================
1.25   LIFE & HEALTH INSURANCE
       John Hancock Financial Services                          1,052,800      31,847,200
============================================================================================
1.08   MULTI-LINE INSURANCE
       American International Group                               477,200      27,620,336
============================================================================================
1.31   OIL & GAS EQUIPMENT & SERVICES
       Baker Hughes                                               572,200      18,911,210
       Schlumberger Ltd                                           298,400      14,508,208
============================================================================================
                                                                               33,419,418
2.29   OIL & GAS EXPLORATION, PRODUCTION &
         TRANSPORTATION
       Apache Corp                                                469,560      30,953,395
       Kerr-McGee Corp                                            578,500      27,525,030
============================================================================================
                                                                               58,478,425
3.28   PACKAGED FOODS & MEATS
       Hershey Foods                                              350,300      24,906,330
       H.J. Heinz                                                 716,500      23,694,655
       Kellogg Co                                               1,000,000      35,200,000
============================================================================================
                                                                               83,800,985
1.19   PAPER PACKAGING
       Temple-Inland Inc                                          650,000      30,316,000
============================================================================================
1.90   PAPER PRODUCTS
       Bowater Inc                                                750,000      29,392,500
       International Paper                                        526,300      19,299,421
============================================================================================
                                                                               48,691,921
2.63   PERSONAL PRODUCTS
       Gillette Co                                              2,000,000      67,220,000
============================================================================================
7.84   PHARMACEUTICALS
       Bristol-Myers Squibb                                     1,592,700      40,773,120
       Eli Lilly & Co                                             682,000      40,763,140

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

       Merck & Co                                                 839,600  $   46,664,968
       Pfizer Inc                                               2,324,880      72,117,778
============================================================================================
                                                                              200,319,006
4.26   PUBLISHING & PRINTING
       Gannett Co                                                 452,000      35,708,000
       Knight-Ridder Inc                                          220,900      15,560,196
       McGraw-Hill Cos                                            911,000      57,584,310
============================================================================================
                                                                              108,852,506
1.81   RAILROADS
       Kansas City Southern(b)                                    950,000      11,333,500
       Norfolk Southern                                         1,596,000      34,984,320
============================================================================================
                                                                               46,317,820
1.08   RESTAURANTS
       McDonald's Corp                                          1,477,100      27,666,083
============================================================================================
1.08   SEMICONDUCTOR EQUIPMENT
       Applied Materials(b)                                     1,783,200      27,746,592
============================================================================================
3.78   SEMICONDUCTORS
       Intel Corp                                               2,633,400      54,880,056
       Texas Instruments                                        2,039,700      41,813,850
============================================================================================
                                                                               96,693,906
1.96   SYSTEMS SOFTWARE
       Microsoft Corp                                           2,037,100      50,133,031
============================================================================================
1.79   TELECOMMUNICATIONS EQUIPMENT
       Nokia Corp Sponsored ADR Representing Ord Shrs           2,533,600      45,706,144
============================================================================================
       TOTAL COMMON STOCKS (COST $2,017,501,665)                            2,451,686,103
============================================================================================
0.10   FIXED INCOME SECURITIES -- CORPORATE BONDS
0.10   ELECTRIC UTILITIES
       El Paso Electric, 1st Mortgage Notes, Series D,
         8.900%, 2/1/2006 (Amortized Cost $2,247,438)      $    2,215,000       2,496,314
============================================================================================
4.18   SHORT-TERM INVESTMENTS
4.11   COMMERCIAL PAPER
1.57   BANKS
       Citicorp, 1.260%, 6/4/2003                          $   40,000,000      40,000,000
============================================================================================
1.56   CONSUMER RECEIVABLES
       New Center Asset Trust, Series 1, Discount Notes
        1.340%, 6/2/2003                                   $   40,000,000      39,998,511
============================================================================================
0.98   DIVERSIFIED FINANCIAL SERVICES
       State Street Boston, Discount Notes, 1.330%,
         6/2/2003                                          $   25,000,000      24,999,076
============================================================================================
        TOTAL COMMERCIAL PAPER (Amortized Cost $104,997,587)                  104,997,587
============================================================================================
0.07   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street dated
         5/30/2003 due 6/2/2003 at 1.220%, repurchased at
         $1,915,195 (Collateralized by Fannie Mae,
         Discount Notes, due 7/2/2003, value $1,957,898)
         (Cost $1,915,000)                                 $    1,915,000       1,915,000
============================================================================================

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

       TOTAL SHORT-TERM INVESTMENTS
        (AMORTIZED COST $106,912,587)                                      $  106,912,587
============================================================================================
100.21 TOTAL INVESTMENTS AT VALUE
        (COST $2,126,661,690)                                               2,561,095,004
============================================================================================
(0.21) OTHER ASSETS LESS LIABILITIES                                           (5,353,082)
============================================================================================
100.00 NET ASSETS AT VALUE                                                 $2,555,741,922
============================================================================================

TOTAL RETURN FUND
68.97  COMMON STOCKS
2.77   AEROSPACE & DEFENSE
       L-3 Communications Holdings(b)                             100,300  $    4,348,005
       Lockheed Martin                                            169,000       7,844,980
       United Technologies                                        150,700      10,285,275
============================================================================================
                                                                               22,478,260
1.44   ALUMINUM
       Alcoa Inc                                                  476,700      11,731,587
============================================================================================
0.35   APPLICATION SOFTWARE
       PeopleSoft Inc(b)                                          176,300       2,884,268
============================================================================================
1.00   AUTO PARTS & EQUIPMENT
       Advance Auto Parts(b)                                      136,800       8,136,864
============================================================================================
6.58   BANKS
       Bank of America                                            215,700      16,004,940
       Mellon Financial                                           364,200       9,895,314
       Wachovia Corp                                              228,700       9,189,166
       Wells Fargo & Co                                           380,000      18,354,000
============================================================================================
                                                                               53,443,420
2.38   BREWERS
       Anheuser-Busch Cos                                         367,300      19,330,999
============================================================================================
2.51   COMPUTER HARDWARE
       Hewlett-Packard Co                                         531,600      10,366,200
       International Business Machines                            114,100      10,045,364
============================================================================================
                                                                               20,411,564
0.51   CONSTRUCTION MACHINERY, FARM
         MACHINERY & HEAVY TRUCKS
       Navistar International(b)                                  134,700       4,151,454
============================================================================================
1.11   DIVERSIFIED CHEMICALS
       Dow Chemical                                               284,800       9,056,640
============================================================================================
2.58   DIVERSIFIED FINANCIAL SERVICES
       Citigroup Inc                                              398,200      16,334,164
       JP Morgan Chase & Co                                       141,000       4,633,260
============================================================================================
                                                                               20,967,424
1.41   ELECTRIC UTILITIES
       Dominion Resources                                          44,200       2,784,600
       Exelon Corp                                                 34,600       1,982,580

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

       FPL Group                                                  101,000  $    6,713,470
============================================================================================
                                                                               11,480,650
1.10   ELECTRICAL COMPONENTS & EQUIPMENT
       SPX Corp(b)                                                232,000       8,938,960
============================================================================================
2.47   GENERAL MERCHANDISE STORES
       Target Corp                                                548,000      20,073,240
============================================================================================
0.73   HOUSEHOLD PRODUCTS
       Procter & Gamble                                            64,200       5,894,844
============================================================================================
2.14   INDUSTRIAL CONGLOMERATES
       General Electric                                           606,100      17,395,070
============================================================================================
1.43   INDUSTRIAL GASES
       Praxair Inc                                                193,200      11,590,068
============================================================================================
3.59   INDUSTRIAL MACHINERY
       Danaher Corp                                               152,200      10,185,224
       Illinois Tool Works                                        193,100      11,981,855
       Timken Co                                                  425,700       6,972,966
============================================================================================
                                                                               29,140,045
1.32   INSURANCE BROKERS
       Marsh & McLennan                                           214,400      10,747,872
============================================================================================
3.24   INTEGRATED OIL & GAS
       BP PLC Sponsored ADR Representing 6 Ord Shrs               244,200      10,229,538
       Exxon Mobil                                                441,600      16,074,240
============================================================================================
                                                                               26,303,778
3.63   INTEGRATED TELECOMMUNICATION SERVICES
       BellSouth Corp                                             154,900       4,106,399
       SBC Communications                                         332,700       8,470,542
       Verizon Communications                                     446,500      16,900,025
============================================================================================
                                                                               29,476,966
4.76   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Janus Capital Group                                        408,700       6,355,285
       Lehman Brothers Holdings                                   253,700      18,172,531
       Merrill Lynch & Co                                         327,900      14,198,070
============================================================================================
                                                                               38,725,886
0.88   IT CONSULTING & SERVICES
       Accenture Ltd(b)                                           408,000       7,148,160
============================================================================================
0.80   MULTI-LINE INSURANCE
       American International Group                               112,700       6,523,076
============================================================================================
0.76   OIL & GAS EQUIPMENT & SERVICES
       Baker Hughes                                               186,500       6,163,825
============================================================================================
1.06   OIL & GAS EXPLORATION, PRODUCTION &
         TRANSPORTATION
       Kerr-McGee Corp                                            181,800       8,650,044
============================================================================================
1.75   PACKAGED FOODS & MEATS
       H.J. Heinz                                                 200,000       6,614,000

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

       Hershey Foods                                              106,800  $    7,593,480
============================================================================================
                                                                               14,207,480
2.07   PAPER PRODUCTS
       Bowater Inc                                                246,000       9,640,740
       International Paper                                        196,100       7,190,987
============================================================================================
                                                                               16,831,727
5.58   PHARMACEUTICALS
       Bristol-Myers Squibb                                       252,400       6,461,440
       Eli Lilly & Co                                              81,700       4,883,209
       Merck & Co                                                 263,500      14,645,330
       Pfizer Inc                                                 624,000      19,356,480
============================================================================================
                                                                               45,346,459
0.36   PROPERTY & CASUALTY INSURANCE
       St Paul                                                     79,300       2,900,794
============================================================================================
2.05   PUBLISHING & PRINTING
       Knight-Ridder Inc                                           71,600       5,043,504
       McGraw-Hill Cos                                            184,200      11,643,282
============================================================================================
                                                                               16,686,786
1.05   RAILROADS
       Union Pacific                                              139,900       8,532,501
============================================================================================
1.12   RESTAURANTS
       McDonald's Corp                                            486,900       9,119,637
============================================================================================
0.62   SEMICONDUCTOR EQUIPMENT
       Applied Materials(b)                                       325,000       5,057,000
============================================================================================
2.64   SEMICONDUCTORS
       Intel Corp                                                 520,900      10,855,556
       Texas Instruments                                          515,500      10,567,750
============================================================================================
                                                                               21,423,306
1.18   TELECOMMUNICATIONS EQUIPMENT
       Nokia Corp Sponsored ADR Representing Ord Shrs             530,300       9,566,612
============================================================================================
       TOTAL COMMON STOCKS (COST $552,815,989)                                560,517,266
============================================================================================
28.66  FIXED INCOME SECURITIES
6.73   US GOVERNMENT OBLIGATIONS
       US Treasury Notes
         3.875%, 2/15/2013                                 $    8,600,000       8,980,619
         2.875%, 6/30/2004                                 $    7,500,000       7,638,870
         1.625%, 1/31/2005                                 $   25,000,000      25,167,975
         1.625%, 4/30/2005                                 $   12,800,000      12,879,501
============================================================================================
        TOTAL US GOVERNMENT OBLIGATIONS
          (Amortized Cost $54,296,787)                                         54,666,965
============================================================================================
16.44  US GOVERNMENT AGENCY OBLIGATIONS
       Fannie Mae, Gtd Mortgage Pass-Through Certificates
         5.000%, 1/1/2017                                  $   17,266,787      17,939,122
         4.500%, 5/1/2018                                  $   19,912,481      20,448,058
         4.500%, 6/1/2018                                  $   10,000,000      10,268,966

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

       Government National Mortgage Association I
         Gtd Mortgage Pass-Through Certificates
           6.000%, 7/15/2028                               $    6,462,714  $    6,783,902
           6.000%, 4/15/2029                               $    5,741,281       6,023,807
           5.500%, 1/15/2017                               $   16,181,359      16,983,095
           5.000%, 2/15/2018                               $   41,205,517      43,085,074
           5.000%, 3/15/2018                               $    2,832,411       2,961,609
       Government National Mortgage Association I & II
         Single Issuer, 5.500%, 1/15/2032                  $    8,746,293       9,153,427
============================================================================================
         TOTAL US GOVERNMENT AGENCY OBLIGATIONS
          (Amortized Cost $129,509,646)                                       133,647,060
============================================================================================
5.49   CORPORATE BONDS
0.64   AUTOMOBILE MANUFACTURERS
       General Motors Acceptance, Notes, 6.125%, 2/1/2007  $    5,000,000       5,229,585
============================================================================================
1.26   BANKS
       SunTrust Banks, Sr Notes, 6.250%, 6/1/2008          $    5,000,000       5,853,410
       Washington Mutual, Sr Notes, 4.375%, 1/15/2008      $    1,000,000       1,062,219
       Wells Fargo & Co, Notes, 5.250%, 12/1/2007          $    3,000,000       3,316,668
============================================================================================
                                                                               10,232,297
1.10   BREWERS
       Anheuser-Busch Cos, Notes, 5.375%, 9/15/2008        $    8,000,000       8,982,024
============================================================================================
0.39   DIVERSIFIED FINANCIAL SERVICES
       Citigroup Inc, Notes, 4.125%, 6/30/2005             $    3,000,000       3,146,271
============================================================================================
0.11   FOREST PRODUCTS
       Weyerhaeuser Co, Notes, 6.750%, 3/15/2012           $      760,000         876,999
============================================================================================
0.20   HOUSEHOLD PRODUCTS
       Procter & Gamble, Notes, 4.750%, 6/15/2007          $    1,500,000       1,632,597
============================================================================================
0.42   INTEGRATED TELECOMMUNICATION SERVICES
       Verizon Global Funding, Notes, 6.125%, 6/15/2007    $    3,000,000       3,393,066
============================================================================================
0.68   PACKAGED FOODS & MEATS
       CPC International, Notes, Series C, 6.150%,
         1/15/2006                                         $    5,000,000       5,509,055
============================================================================================
0.10   PAPER PRODUCTS
       International Paper, Notes, 5.850%, 10/30/2012      $      730,000         807,814
============================================================================================
0.43   RAILROADS
       Burlington Northern Santa Fe, Notes, 6.125%,
         3/15/2009                                         $    3,000,000       3,466,059
============================================================================================
0.16   SOFT DRINKS
       Coca-Cola Enterprises, Notes, 4.375%, 9/15/2009     $    1,250,000       1,338,401
============================================================================================
         TOTAL CORPORATE BONDS (Amortized Cost $40,808,634)                    44,614,168
============================================================================================
       TOTAL FIXED INCOME SECURITIES
        (AMORTIZED COST $224,615,067)                                         232,928,193
============================================================================================
5.40   SHORT-TERM INVESTMENTS
1.90   US Government Agency Obligations
       Fannie Mae, Benchmark Notes, 5.125%, 2/13/2004
         (Amortized Cost $14,837,148)                      $   15,000,000      15,409,425
============================================================================================

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

0.63   CORPORATE BONDS -- DIVERSIFIED FINANCIAL SERVICES
       Associates Corp of North America, Sr Notes,
       5.500%, 2/15/2004
         (Amortized Cost $4,995,925)                       $    5,000,000  $    5,150,515
============================================================================================
2.83   COMMERCIAL PAPER -- CONSUMER RECEIVABLES
       New Center Asset Trust, Series 1, Discount
         Notes, 1.340%, 6/2/2003 (Amortized Cost
         $22,999,144)                                      $   23,000,000      22,999,144
============================================================================================
0.04   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 5/30/2003 due 6/2/2003 at 1.220%,
         repurchased at $291,030 (Collateralized
         by Federal Home Loan Bank, Bonds, due
         3/29/2004 at 1.400%, value $301,003)
         (Cost $291,000)                                   $      291,000         291,000
============================================================================================
       TOTAL SHORT-TERM INVESTMENTS
         (AMORTIZED COST $43,123,217)                                          43,850,084
============================================================================================
103.03 TOTAL INVESTMENTS AT VALUE
        (COST $820,554,273)                                                   837,295,543
============================================================================================
(3.03) OTHER ASSETS LESS LIABILITIES                                          (24,605,674)
============================================================================================
100.00 NET ASSETS AT VALUE                                                 $  812,689,869
============================================================================================

(a)  HOLDRs - Holding Company Depositary Receipts.

(b)  Security is non-income producing.

(c) DIAMONDS Trust Series 1 is a unit investment trust that issues securities called "DIAMONDS". DIAMONDS represent an undivided ownership interest in a portfolio of all the common stocks of the Dow Jones Industrial Average.

See Notes to Financial Statements

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
INVESCO COMBINATION STOCK & BOND FUNDS, INC.
MAY 31, 2003

                                                                                      CORE
                                                        BALANCED                    EQUITY
                                                            FUND                      FUND
--------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                    $    734,591,888         $   2,126,661,690
============================================================================================
  At Value(a)                                   $    788,367,258         $   2,561,095,004
Cash                                                     558,787                    34,541
Receivables:
  Investment Securities Sold                          24,219,797                 3,489,218
  Fund Shares Sold                                       658,905                   971,350
  Dividends and Interest                               2,324,794                 4,769,122
Loans to Affiliated Fund (Note 6)                              0                 2,702,000
Prepaid Expenses and Other Assets                         71,256                   256,802
============================================================================================
TOTAL ASSETS                                         816,200,797             2,573,318,037
============================================================================================
LIABILITIES
Payables:
  Distributions to Shareholders                            3,808                   408,416
  Investment Securities Purchased                      4,269,554                14,492,140
  Fund Shares Repurchased                                631,812                 1,621,293
Accrued Distribution Expenses
  Investor Class                                         112,036                   519,300
  Class A                                                    108                     1,316
  Class B                                                    197                       992
  Class C                                                  2,181                     7,263
  Class K                                                  3,271                     8,046
Accrued Expenses and Other Payables                       82,054                   517,349
============================================================================================
TOTAL LIABILITIES                                      5,105,021                17,576,115
============================================================================================
NET ASSETS AT VALUE                             $    811,095,776         $   2,555,741,922
============================================================================================
NET ASSETS
Paid-in Capital(b)                              $  1,100,589,202         $   2,375,076,580
Accumulated Undistributed Net Investment
  Income (Loss)                                          641,155                  (288,750)
Accumulated Undistributed Net Realized
  Loss on Investment Securities                     (343,909,951)             (253,479,222)
Net Appreciation of Investment Securities             53,775,370               434,433,314
============================================================================================
NET ASSETS AT VALUE, Applicable to Shares
  Outstanding                                   $    811,095,776         $   2,555,741,922
============================================================================================
NET ASSETS AT VALUE:
  Institutional Class                           $    261,560,380                        --
============================================================================================
  Investor Class                                $    537,542,996         $   2,518,440,996
============================================================================================
  Class A                                       $        376,364         $       4,673,885
============================================================================================
  Class B                                       $        255,409         $       1,264,255
============================================================================================
  Class C                                       $      2,877,576         $       8,912,370
============================================================================================
  Class K                                       $      8,483,051         $      22,450,416
============================================================================================

STATEMENT OF ASSETS AND LIABILITIES
 (CONTINUED)
INVESCO COMBINATION STOCK & BOND FUNDS, INC.
MAY 31, 2003

                                                                                      CORE
                                                        BALANCED                    EQUITY
                                                            FUND                      FUND
                                                      (CONTINUED)               (CONTINUED)
--------------------------------------------------------------------------------------------
Shares Outstanding
  Institutional Class                                 20,469,404                        --
  Investor Class                                      41,332,600               241,368,536
  Class A                                                 29,812                   451,386
  Class B                                                 20,550                   123,154
  Class C                                                220,821                   861,637
  Class K                                                658,739                 2,190,538
============================================================================================
NET ASSET VALUE PER SHARE:
  Institutional Class, Offering and Redemption
    Price per Share                             $          12.78                        --
  Investor Class, Offering and Redemption Price
    per Share                                   $          13.01         $           10.43
  Class A
    Redemption Price per Share                  $          12.62         $           10.35
    Offering Price per Share (Maximum sales
      charge of 5.50%)                          $          13.35         $           10.95
  Class B, Offering and Redemption Price
    per Share                                   $          12.43         $           10.27
  Class C, Offering and Redemption Price
    per Share                                   $          13.03         $           10.34
  Class K, Offering and Redemption Price
    per Share                                   $          12.88         $           10.25
============================================================================================

(a)  Investment  securities at cost and value at May 31, 2003 include repurchase agreements of $1,900,000 and $1,915,000 for Balanced and Core Equity Funds, respectively.

(b)  The  INVESCO  Combination  Stock  &  Bond  Funds,  Inc.  have  7.5  billion authorized shares of common stock,  par value of $0.01 per share.  Of such shares, 700 million have been  allocated to Balanced Fund and 5 billion to Core  Equity  Fund:  200 million to Balanced  Fund - Investor  Class,  100 million to each  additional  class of  Balanced  Fund and 1 billion to each class of Core Equity Fund.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO COMBINATION STOCK & BOND FUNDS, INC.
MAY 31, 2003

                                                                   TOTAL RETURN
                                                                           FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                    $   820,554,273
================================================================================
  At Value(a)                                                   $   837,295,543
Cash                                                                    661,095
Receivables:
  Investment Securities Sold                                          1,133,180
  Fund Shares Sold                                                    1,021,595
  Dividends and Interest                                              2,952,911
Prepaid Expenses and Other Assets                                       124,740
================================================================================
TOTAL ASSETS                                                        843,189,064
================================================================================
LIABILITIES
Payables:
  Distributions to Shareholders                                          82,497
  Investment Securities Purchased                                    16,793,034
  Fund Shares Repurchased                                            13,271,979
Accrued Distribution Expenses
  Investor Class                                                        171,386
  Class A                                                                   164
  Class B                                                                   407
  Class C                                                                   638
Accrued Expenses and Other Payables                                     179,090
================================================================================
TOTAL LIABILITIES                                                    30,499,195
================================================================================
NET ASSETS AT VALUE                                             $   812,689,869
================================================================================
NET ASSETS
Paid-in Capital(b)                                              $   846,270,108
Accumulated Undistributed Net Investment Loss                           (23,154)
Accumulated Undistributed Net Realized Loss
  on Investment Securities                                          (50,298,355)
Net Appreciation of Investment Securities                            16,741,270
================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding           $   812,689,869
================================================================================
NET ASSETS AT VALUE:
  Investor Class                                                $   810,787,002
================================================================================
  Class A                                                       $       546,166
================================================================================
  Class B                                                       $       569,733
================================================================================
  Class C                                                       $       786,968
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO COMBINATION STOCK & BOND FUNDS, INC.
MAY 31, 2003

                                                                   TOTAL RETURN
                                                                           FUND
                                                                     (CONTINUED)
--------------------------------------------------------------------------------
Shares Outstanding
  Investor Class                                                     36,923,936
  Class A                                                                25,439
  Class B                                                                26,741
  Class C                                                                36,652
================================================================================
NET ASSET VALUE PER SHARE:
  Investor Class, Offering and Redemption Price per Share       $         21.96
  Class A
    Redemption Price per Share                                  $         21.47
    Offering Price per Share (Maximum sales charge of 5.50%)    $         22.72
  Class B, Offering and Redemption Price per Share              $         21.31
  Class C, Offering and Redemption Price per Share              $         21.47
================================================================================

(a) Investment securities at cost and value at May 31, 2003 includes a repurchase agreement of $291,000.

(b) The INVESCO Combination Stock & Bond Funds, Inc. have 7.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 1.3 billion have been allocated to Total Return Fund: 300 million to each class.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO COMBINATION STOCK & BOND FUNDS, INC.
YEAR ENDED MAY 31, 2003

                                                                                      CORE
                                                        BALANCED                    EQUITY
                                                            FUND                      FUND
--------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                         $    6,876,181            $   44,239,439
Dividends from Affiliated Investment Companies            22,089                    95,457
Interest                                              14,498,434                 8,087,971
  Foreign Taxes Withheld                                 (31,236)                 (312,360)
============================================================================================
  TOTAL INCOME                                        21,365,468                52,110,507
============================================================================================
EXPENSES
Investment Advisory Fees                               4,664,989                12,910,344
Distribution Expenses                                  1,555,775                 6,432,973
Transfer Agent Fees                                    3,057,647                 5,555,930
Administrative Services Fees                             382,599                 1,148,535
Custodian Fees and Expenses                              112,798                   300,939
Directors' Fees and Expenses                              75,730                   210,840
Interest Expenses                                          1,456                         0
Professional Fees and Expenses                            73,033                   162,181
Registration Fees and Expenses
  Institutional Class                                     11,621                        --
  Investor Class                                          22,485                    34,474
  Class A                                                    650                       675
  Class B                                                    647                       646
  Class C                                                  1,581                     1,556
  Class K                                                  1,944                     1,934
Reports to Shareholders                                  140,704                   817,612
Other Expenses                                            52,387                   138,714
============================================================================================
  TOTAL EXPENSES                                      10,156,046                27,717,353
  Fees and Expenses Absorbed/Reimbursed by
    Investment Adviser                                  (352,585)                 (132,953)
  Fees and Expenses Paid Indirectly                       (1,433)                 (281,367)
============================================================================================
    NET EXPENSES                                       9,802,028                27,303,033
============================================================================================
NET INVESTMENT INCOME                                 11,563,440                24,807,474
============================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Loss on Investment Securities          (115,948,604)             (211,794,329)
Change in Net Appreciation/Depreciation of
  Investment Securities                               44,906,678              (136,219,795)
============================================================================================
NET LOSS ON INVESTMENT SECURITIES                    (71,041,926)             (348,014,124)
============================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                                 $  (59,478,486)           $ (323,206,650)
============================================================================================

See Notes to Financial Statements

INVESCO COMBINATION STOCK & BOND FUNDS, INC.
YEAR ENDED MAY 31, 2003

                                                                   TOTAL RETURN
                                                                           FUND
================================================================================
INVESTMENT INCOME
INCOME
Dividends                                                       $    12,122,216
Interest                                                             15,452,484
Securities Loaned Income                                                 15,284
  Foreign Taxes Withheld                                                (67,567)
================================================================================
  TOTAL INCOME                                                       27,522,417
================================================================================
EXPENSES
Investment Advisory Fees                                              6,156,885
Distribution Expenses                                                 2,185,927
Transfer Agent Fees                                                   3,876,792
Administrative Services Fees                                            402,096
Custodian Fees and Expenses                                             113,868
Directors' Fees and Expenses                                             80,775
Interest Expenses                                                         4,049
Professional Fees and Expenses                                           79,210
Registration Fees and Expenses
  Investor Class                                                         24,273
  Class A                                                                   684
  Class B                                                                   655
  Class C                                                                 1,537
Reports to Shareholders                                                  87,009
Other Expenses                                                           51,128
================================================================================
  TOTAL EXPENSES                                                     13,064,888
  Fees and Expenses Absorbed/Reimbursed by Investment Adviser        (2,095,217)
  Fees and Expenses Paid Indirectly                                        (707)
================================================================================
    NET EXPENSES                                                     10,968,964
================================================================================
NET INVESTMENT INCOME                                                16,553,453
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Loss on Investment Securities                          (45,793,592)
Change in Net Appreciation/Depreciation of Investment Securities    (34,951,619)
================================================================================
NET LOSS ON INVESTMENT SECURITIES                                   (80,745,211)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                      $   (64,191,758)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
BALANCED FUND

                                                          YEAR ENDED MAY 31
--------------------------------------------------------------------------------
                                                     2003                  2002
                                                                        (Note 1)
OPERATIONS
Net Investment Income                     $    11,563,440        $   18,818,249
Net Realized Loss                            (115,948,604)         (139,683,855)
Change in Net Appreciation/Depreciation        44,906,678           (31,166,727)
================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                             (59,478,486)         (152,032,333)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Institutional Class                          (4,506,597)           (4,989,827)
  Investor Class                               (6,060,708)          (13,983,728)
  Class A                                         (10,306)               (1,242)
  Class B                                          (7,524)                 (511)
  Class C                                          (3,968)              (24,293)
  Class K                                         (63,377)             (248,610)
================================================================================
TOTAL DISTRIBUTIONS                           (10,652,480)          (19,248,211)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Institutional Class                          68,497,284           129,018,119
  Investor Class                              199,821,783           308,633,173
  Class A                                         455,606               128,640
  Class B                                         190,715                59,318
  Class C                                       6,934,087             8,474,793
  Class K                                       1,982,015            14,504,827
Reinvestment of Distributions
  Institutional Class                           4,506,597             4,989,827
  Investor Class                                5,972,502            13,828,226
  Class A                                           9,666                 1,242
  Class B                                           6,127                   511
  Class C                                           3,455                19,826
  Class K                                          63,378               248,610
================================================================================
                                              288,443,215           479,907,112
Amounts Paid for Repurchases of Shares
  Institutional Class                         (25,851,555)          (28,508,579)
  Investor Class                             (394,606,971)         (483,435,395)
  Class A                                        (210,703)                    0
  Class B                                          (2,096)                    0
  Class C                                      (8,047,522)          (11,537,947)
  Class K                                      (4,888,173)           (1,803,768)
================================================================================
                                             (433,607,020)         (525,285,689)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS               (145,163,805)          (45,378,577)
================================================================================
TOTAL DECREASE IN NET ASSETS                 (215,294,771)         (216,659,121)
NET ASSETS
Beginning of Period                         1,026,390,547         1,243,049,668
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Income
  (Loss) of $641,155 and ($26,898),
  respectively)                           $   811,095,776        $1,026,390,547
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
CORE EQUITY FUND

                                                         YEAR ENDED MAY 31
--------------------------------------------------------------------------------
                                                     2003                  2002
                                                                        (Note 1)
OPERATIONS
Net Investment Income                     $    24,807,474        $   44,815,277
Net Realized Loss                            (211,794,329)          (33,245,896)
Change in Net Appreciation/Depreciation      (136,219,795)         (511,535,308)
================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                            (323,206,650)         (499,965,927)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Investor Class                              (24,864,139)         (165,670,113)
  Class A                                         (52,765)               (2,047)
  Class B                                          (7,356)               (1,781)
  Class C                                               0              (359,720)
  Class K                                         (25,622)             (739,296)
================================================================================
TOTAL DISTRIBUTIONS                           (24,949,882)         (166,772,957)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                            1,296,519,272           603,172,593
  Class A                                       7,869,888               303,006
  Class B                                       1,058,736               262,620
  Class C                                       9,600,440            13,639,460
  Class K                                       8,695,901            29,970,996
Reinvestment of Distributions
  Investor Class                               22,900,224           154,372,395
  Class A                                          49,151                 1,436
  Class B                                           5,441                 1,309
  Class C                                               0               349,517
  Class K                                          25,622               739,271
================================================================================
                                            1,346,724,675           802,812,603
Amounts Paid for Repurchases of Shares
  Investor Class                           (1,642,243,200)       (1,028,601,609)
  Class A                                      (3,731,262)                  (46)
  Class B                                         (89,621)                    0
  Class C                                      (9,306,189)          (12,826,301)
  Class K                                     (10,996,919)           (1,534,657)
================================================================================
                                           (1,666,367,191)       (1,042,962,613)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS               (319,642,516)         (240,150,010)
================================================================================
TOTAL DECREASE IN NET ASSETS                 (667,799,048)         (906,888,894)
NET ASSETS
Beginning of Period                         3,223,540,970         4,130,429,864
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  ($288,750) and ($146,342),
  respectively)                           $ 2,555,741,922        $3,223,540,970
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
TOTAL RETURN FUND

                                                          YEAR ENDED MAY 31
--------------------------------------------------------------------------------
                                                     2003                  2002
                                                                        (Note 1)
OPERATIONS
Net Investment Income                     $    16,553,453        $   19,651,747
Net Realized Gain (Loss)                      (45,793,592)           40,509,373
Change in Net Appreciation/Depreciation       (34,951,619)         (129,974,628)
================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                             (64,191,758)          (69,813,508)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Investor Class                              (42,820,938)          (55,124,752)
  Class A                                         (25,176)               (1,067)
  Class B                                         (21,711)                 (973)
  Class C                                         (20,992)              (17,443)
================================================================================
TOTAL DISTRIBUTIONS                           (42,888,817)          (55,144,235)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                              196,083,892           312,906,719
  Class A                                       2,060,140                93,238
  Class B                                         495,653                91,181
  Class C                                       4,119,897             9,997,919
Reinvestment of Distributions
  Investor Class                               42,329,594            54,393,521
  Class A                                          22,066                 1,067
  Class B                                          15,749                   413
  Class C                                          20,775                17,443
================================================================================
                                              245,147,766           377,501,501
Amounts Paid for Repurchases of Shares
  Investor Class                             (400,808,650)         (624,755,474)
  Class A                                      (1,616,139)                    0
  Class B                                         (23,368)                    0
  Class C                                      (3,899,641)           (9,695,008)
================================================================================
                                             (406,347,798)         (634,450,482)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS               (161,200,032)         (256,948,981)
================================================================================
TOTAL DECREASE IN NET ASSETS                 (268,280,607)         (381,906,724)
NET ASSETS
Beginning of Period                         1,080,970,476         1,462,877,200
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  ($23,154) and ($107,081), respectively) $   812,689,869        $1,080,970,476
================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

INVESCO COMBINATION STOCK & BOND FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Combination Stock & Bond Funds, Inc. is incorporated in Maryland and presently consists of three separate funds: Balanced Fund, Core Equity Fund and Total Return Fund (individually the "Fund" and collectively, the "Funds"). The investment objectives of the Funds are: to achieve a high total return on investments through growth and current income. INVESCO Combination Stock & Bond Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

Effective April 1, 2002, the Funds began offering two additional classes of shares, referred to as Class A and Class B shares. Total Return Fund's Class K shares were effective September 30, 2001. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Class A shares are sold with a front-end sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. Class B shares and Class C shares are subject to a contingent deferred sales charge paid by the redeeming shareholder. Class B shares convert to Class A shares after eight years along with a pro rata portion of its reinvested dividends and distributions.

Effective April 1, 2002, the Investor Class shares are offered only to grandfathered investors who have established and maintained an account in any of the funds managed and distributed by INVESCO Funds Group, Inc. ("IFG") in Investor Class shares prior to April 1, 2002.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Domestic (U.S.) equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the closing bid price for the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign equity securities are valued at the closing price. The closing price is designated by the principal stock exchange in the country in which the securities are traded. In the event that closing prices are not available for foreign securities, a snapshot of prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Investments in shares of investment companies are valued at the net asset value of the respective fund as calculated each day.

If market quotations or pricing service valuations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time that the net asset value per share is determined, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Discounts or premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

Each Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the year ended May 31, 2003, Balanced and Core Equity Funds invested in INVESCO Treasurer's Series Money Market Reserve Fund. During that same period there were no such investments by Total Return Fund. The income from this investment is recorded in the Statement of Operations.

The Fund may have elements of risk due to investments in specific industries or foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Investments in securities of U.S. Government agencies or instrumentalities may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.

E. TAX INFORMATION -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of distributions from ordinary income, long-term capital gains and of the ordinary income distributions declared for the year ended May 31, 2003, and amounts qualifying for the dividends received deduction available to the Fund's corporate shareholders were as follows:

                        YEAR ENDED          YEAR ENDED     YEAR ENDED       YEAR ENDED           YEAR ENDED
                      MAY 31, 2003        MAY 31, 2003   MAY 31, 2003     MAY 31, 2002         MAY 31, 2002
                   ORDINARY INCOME   LONG-TERM CAPITAL     QUALIFYING  ORDINARY INCOME    LONG-TERM CAPITAL
FUND                 DISTRIBUTIONS  GAIN DISTRIBUTIONS     PERCENTAGE    DISTRIBUTIONS   GAIN DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------
Balanced Fund       $   10,652,480    $          0             57.99%     $ 19,248,211   $           0
Core Equity Fund        24,949,882               0             99.99%       44,706,262     122,066,695
Total Return Fund       23,578,246      19,310,571             48.13%       19,208,537      35,935,698

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting prinicples generally accepted in the United States.

The tax components of the Fund at May 31, 2003 include:

                                      COST OF      GROSS TAX      GROSS TAX          NET TAX
                              INVESTMENTS FOR     UNREALIZED     UNREALIZED     APPRECIATION
FUND                             TAX PURPOSES   APPRECIATION   DEPRECIATION   ON INVESTMENTS
--------------------------------------------------------------------------------------------
Balanced Fund                  $  751,920,751  $  64,047,494  $  27,600,987    $  36,446,507
Core Equity Fund                2,136,952,159    530,611,463    106,468,618      424,142,845
Total Return Fund                 822,453,903     89,100,523     74,258,883       14,841,640

                                                                ACCUMULATED    CUMULATIVE EFFECT
                                               UNDISTRIBUTED   CAPITAL LOSS             OF OTHER
FUND                                         ORDINARY INCOME     CARRYOVERS    TIMING DIFFERENCES
-------------------------------------------------------------------------------------------------
Balanced Fund                                     $  697,547  $(310,588,135)     $ (16,049,345)
Core Equity Fund                                     247,181   (240,170,249)        (3,554,435)
Total Return Fund                                    196,783    (48,378,800)          (239,862)

The primary difference between book and tax appreciation/depreciation is wash sale loss deferrals.

Capital loss carryovers expire in the years 2010 and 2011.

To the extent future capital gains and income are offset by capital and currency loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders. Deferred post-October 31 capital losses are:
Balanced Fund $15,992,953, Core Equity Fund $3,018,504 and Total Return Fund $23,290.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, certain Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses for Core Equity Fund are reduced by credits earned from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. IFG serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                                                AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                              $500       $700         $1         $2         $4         $6
                            $0 TO      $0 TO    $350 TO    MILLION    MILLION    BILLION    BILLION    BILLION    BILLION      OVER
                             $350       $500       $700      TO $1      TO $2      TO $2      TO $4      TO $6      TO $8        $8
FUND                      MILLION    MILLION    MILLION    BILLION    BILLION    BILLION    BILLION    BILLION    BILLION   BILLION
------------------------------------------------------------------------------------------------------------------------------------
Balanced Fund               0.60%         --      0.55%         --      0.50%         --      0.45%      0.40%     0.375%      0.35%
Core Equity Fund            0.60%         --      0.55%         --      0.50%         --      0.45%      0.40%     0.375%      0.35%
Total Return Fund              --      0.75%         --      0.65%         --      0.50%      0.45%      0.40%     0.375%      0.35%

A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, of 0.25% of annual average net assets of Investor Class shares. A master distribution plan and agreement for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Act provides for compensation of certain promotional and other sales related costs to IDI. Class A shares of the Fund pay compensation to IDI at a rate of 0.35% of annual average net assets. During any period that Class A shares of the Fund are closed to new investors, the Fund will reduce this payment for Class A shares from 0.35% to 0.25% per annum. Class B and Class C shares of the Fund pay compensation to IDI at a rate of 1.00% of annual average net assets. Of these amounts, IDI may pay a service fee of 0.25% of the average net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose caps on the total sales charges, including asset-based sales charges, that may be paid by the respective class. A plan of distribution pursuant to Rule 12b-1 of the Act provides for financing the distribution and continuing personal shareholder servicing of Class K shares of 0.45% of annual average net assets. Any unreimbursed expenses IDI incurs with respect to Investor Class, Class A, Class C and Class K shares in any fiscal year can not be recovered in subsequent years. Effective July 1, 2003, the distributor will change to AIM Distributors, Inc., an affiliate of IFG. For the year ended May 31, 2003, amounts paid to the Distributor were as follows:

                                        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                                       CLASS          A         B          C         K
--------------------------------------------------------------------------------------------
Balanced Fund                       $  1,540,443    $   797   $ 1,290   $ 29,887  $ 44,231
Core Equity Fund                       6,417,074      8,414     4,898     81,386    94,082
Total Return Fund                      2,234,883      1,373     2,316      6,790        --

If the Class B Plan is terminated, the Board of Directors may allow the Class B shares to continue payments of the asset-based sales charge to the Distributor for allowable unreimbursed expenses incurred for distributing shares before the Class B Plan was terminated. The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods. Distribution fees related to the Distributor for the year ended May 31, 2003, for Class B were as follows:

                                                             DISTRIBUTOR'S         DISTRIBUTOR'S
                                                                 AGGREGATE          UNREIMBURSED
                                                              UNREIMBURSED         EXPENSES AS %
                                     AMOUNT RETAINED              EXPENSES         OF NET ASSETS
FUND                                  BY DISTRIBUTOR            UNDER PLAN              OF CLASS
--------------------------------------------------------------------------------------------------
Balanced Fund - Class B Plan                $  1,394              $  5,168            2.02%
Core Equity Fund - Class B Plan                5,683                33,641            2.66%
Total Return Fund - Class B Plan               2,552                12,037            2.11%

Distribution Expenses for each class as presented in the Statement of Operations for the year ended May 31, 2003 were as follows:

                                        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                                       CLASS          A         B          C         K
--------------------------------------------------------------------------------------------
Balanced Fund                       $  1,482,411    $   892   $ 1,445  $  28,287  $ 42,740
Core Equity Fund                       6,246,126      9,676     5,727     80,264    91,180
Total Return Fund                      2,174,838      1,515     2,659      6,915        --

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. Aggregate fees collected for such omnibus accounts for the year ended May 31, 2003 amounted to $2,497,242 for Balanced Fund, $1,935,334 for Core Equity Fund and $3,535,279 for Total Return Fund, of which $764,686, $937,823 and $1,800,906, respectively, were retained by IFG. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. Transfer agent fees for each class as presented in the Statement of Operations for the year ended May 31, 2003 were as follows:


                           INSTITUTIONAL        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                               CLASS           CLASS          A         B          C         K
---------------------------------------------------------------------------------------------------
Balanced Fund                 $  690,836    $  2,305,641   $  1,058   $   660  $  22,286  $ 37,166
Core Equity Fund                      --       5,196,034      4,158     1,945     34,617   319,176
Total Return Fund                     --       3,868,389        739       714      6,950        --

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb and assume certain fees and expenses incurred by the Funds. IFG is entitled to reimbursement from a Fund share class that has fees and expenses voluntarily absorbed pursuant to this arrangement if such reimbursements do not cause a share class to exceed voluntary expense limitations and the reimbursement is made within three years after IFG incurred the expense. For the year ended May 31, 2003, total fees and expenses voluntarily absorbed were as follows:

                           INSTITUTIONAL        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                               CLASS           CLASS          A         B          C         K
---------------------------------------------------------------------------------------------------
Balanced Fund                 $        0    $    319,653   $  2,966   $ 3,523  $  20,720  $  5,723
Core Equity Fund                      --               0          0     2,300          0   130,653
Total Return Fund                     --       2,080,446      2,592     3,513      8,666        --

At May 31, 2003, the reimbursement that may potentially be made by the Funds to IFG and that will expire during the years ended May 31, 2005 and 2006, are as follows:

                           INSTITUTIONAL        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                               CLASS           CLASS          A         B          C         K
---------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31, 2005
Balanced Fund                 $       0     $          0   $      0   $     4  $   1,795  $      0
Core Equity Fund                     --                0          0         0          0         0
Total Return Fund                    --           25,734          0         1          0        --

YEAR ENDED MAY 31, 2006
Balanced Fund                 $       0     $    319,653   $  2,966   $ 3,519  $  18,925  $  5,723
Core Equity Fund                     --                0          0     2,300          0   130,653
Total Return Fund                    --        2,054,712      2,592     3,512      8,666        --

During the year ended May 31, 2003, the reimbursement that was made by the Funds to IFG were as follows:

                           INSTITUTIONAL        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                               CLASS           CLASS          A         B          C         K
---------------------------------------------------------------------------------------------------
Balanced Fund                $       0      $     22,888   $      0   $     0  $       0  $  2,519
Core Equity Fund                    --                 0          0       142          0    36,157
Total Return Fund                   --            42,386         49         0          0        --

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended May 31, 2003, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                                                PURCHASES              SALES
-------------------------------------------------------------------------------------------------
Balanced Fund                                                  $  587,041,076    $    641,523,064
Core Equity Fund                                                  864,586,087       1,056,606,424
Total Return Fund                                                 237,710,638         329,243,063

For the year ended May 31, 2003, the aggregate cost of purchases and proceeds from the sales of U.S. Government securities were as follows:


FUND                                                                PURCHASES              SALES
------------------------------------------------------------------------------------------------
Balanced Fund                                                  $  152,841,011    $   187,287,690
Core Equity Fund                                                   11,404,824         11,591,849
Total Return Fund                                                 148,624,215        172,857,771

NOTE 4 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Funds' officers and directors are also officers and directors of IFG or IDI.

Each Fund has adopted a retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001. Effective November 8, 2002, the plan provides that a director, prior to retirement, may elect to convert amounts accrued under this plan into a new deferred retirement plan.

Pension expenses for the year ended May 31, 2003, included in Directors' Fees and Expenses in the Statement of Operations and pension liability included in Accrued Expenses in the Statement of Assets and Liabilities were as follows:

                                                                    PENSION          PENSION
FUND                                                               EXPENSES        LIABILITY
--------------------------------------------------------------------------------------------
Balanced Fund                                                    $   31,006     $   36,275
Core Equity Fund                                                     92,034        327,640
Total Return Fund                                                    34,042        132,192

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

An affiliated company represents ownership by a Fund of at least 5% of the voting securities of the issuer or may be affiliated with other INVESCO investment companies during the period, as defined in the Act. A summary of the transactions during the year ended May 31, 2003, in which the issuer was an affiliate of the Fund, is as follows:

                                                                                   REALIZED
                                   PURCHASES                   SALES         GAIN (LOSS) ON
                      -------------------------------------------------------    INVESTMENT         VALUE AT
AFFILIATE                SHARES            COST       SHARES        PROCEEDS     SECURITIES        5/31/2003
-------------------------------------------------------------------------------------------------------------
BALANCED FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund               15,010,274    $ 15,010,274   15,010,274    $ 15,010,274       $      0             --
CORE EQUITY FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund               50,088,819      50,088,819  128,688,282     128,688,282              0             --
TOTAL RETURN FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund               14,888,550      14,888,550   14,888,550      14,888,550              0             --

Dividend income from INVESCO Treasurer's Series Money Market Reserve Fund is disclosed in the Statement of Operations.

NOTE 5 -- SECURITIES LOANED. The Funds have entered into a securities lending agreement with the custodian. Under the terms of the agreement, the Funds receive income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations. Of the securities lending income received for Total Return Fund $15,284 was received from INVESCO Treasurer's Series Money Market Reserve Fund. During the year ended May 31, 2003, there were no such securities lending arrangements for Balanced and Core Equity Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Funds may borrow up to 10% of its total net assets for temporary or emergency purposes. During the year ended May 31, 2003, Balanced and Total Return Funds borrowed cash at a weighted average rate ranging from 1.82% to 1.86% and interest expenses amounted to $1,456 and $4,049, respectively. During that same period, Balanced, Core Equity and Total Return Funds lent cash at a weighted average rate ranging from 1.49% to 2.01% and interest income amounted to $194, $101,513 and $229, respectively. At May 31, 2003 Core Equity Fund had lent to INVESCO Sector Funds, Inc. - Energy and Health Sciences Funds at an interest rate of 1.55%. The amount of the borrowing and the related accrued interest are presented in the Statement of Assets and Liabilities. On June 2, 2003, INVESCO Sector Funds, Inc. - Energy and Health Sciences Funds paid the borrowing back to Core Equity Fund in full including interest.

NOTE 7 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. During the year ended May 31, 2003, there were no such borrowings for any Fund.

NOTE 8 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). Class A shares may charge a 1.00% CDSC if a shareholder purchased $1,000,000 or more and redeemed these shares within 18 months from the date of purchase. Effective November 15, 2002, qualified plans investing in Class A shares may pay a 1.00% CDSC and Class K shares may pay a 0.70% CDSC if a shareholder redeemed these shares within 12 months from the date of purchase. A CDSC is charged by Class B shares on redemptions or exchanges of shares at a maximum of 5.00% beginning at the time of purchase to 0.00% at the beginning of the seventh year. A 1.00% CDSC is charged by Class C shares on redemptions or exchanges held thirteen months or less. Shares acquired through reinvestment of dividends or other distributions are not charged a CDSC. The CDSC may be reduced or certain sales charge exceptions may apply. The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the year ended May 31, 2003, the Distributor received the following CDSC from Class A, Class B, Class C and Class K shareholders:

FUND                                  CLASS A        CLASS B        CLASS C        CLASS K
--------------------------------------------------------------------------------------------
Balanced Fund                      $        0     $      106     $      434     $        0
Core Equity Fund                            0          2,357          1,456              0
Total Return Fund                           0             68            600             --

NOTE 9 -- SHARE INFORMATION. Changes in fund share transactions during the year ended May 31, 2003 and the year/period ended May 31, 2002 were as follows:

                                        BALANCED FUND                       CORE EQUITY FUND                     TOTAL RETURN FUND
                                      YEAR ENDED MAY 31                     YEAR ENDED MAY 31                    YEAR ENDED MAY 31
------------------------------------------------------------------------------------------------------------------------------------
                                  2003                2002               2003              2002                2003             2002
                                                   (Note 1)                             (Note 1)                            (Note 1)
Shares Sold
 Institutional Class         5,680,884           8,973,871                 --                --                  --              --
 Investor Class             16,284,641          21,274,949        134,487,016        49,562,641           9,129,088      12,363,324
 Class A                        37,589               9,197            811,049            25,586              97,195           3,811
 Class B                        15,990               4,186            109,624            22,265              23,446           3,742
 Class C                       567,151             580,104            977,548         1,126,894             195,554         404,057
 Class K                       161,720           1,006,617            900,319         2,553,975                  --              --
Shares Issued from
 Reinvestment of Distributions
   Institutional Class         368,173             354,117                 --                --                  --              --
   Investor Class              483,306             963,572          2,317,437        13,026,257           1,980,593       2,193,619
   Class A                         795                  90              5,018               124               1,053              44
   Class B                         509                  37                557               113                 754              17
   Class C                         280               1,369                  0            29,820               1,004             724
   Class K                       5,180              17,628              2,620            63,627                  --              --
====================================================================================================================================
                            23,606,218          33,185,737        139,611,188        66,411,302          11,428,687      14,969,338
Shares Repurchased
   Institutional Class      (2,147,935)         (1,992,029)                --                --                  --              --
   Investor Class          (32,252,465)        (33,417,240)      (169,909,141)      (84,345,529)        (18,683,127)    (24,729,012)
   Class A                     (17,859)                  0           (390,387)               (4)            (76,664)              0
   Class B                        (172)                  0             (9,405)                0              (1,218)              0
   Class C                    (657,617)           (801,596)          (962,681)       (1,065,563)           (184,935)       (392,568)
   Class K                    (406,441)           (126,023)        (1,199,935)         (130,138)                 --              --
====================================================================================================================================
                           (35,482,489)        (36,336,888)      (172,471,549)      (85,541,234)        (18,945,944)    (25,121,580)
NET DECREASE IN
  FUND SHARES              (11,876,271)         (3,151,151)       (32,860,361)      (19,129,932)         (7,517,257)    (10,152,242)
====================================================================================================================================

NOTE 10 --  SUBSEQUENT  EVENTS.  On June 9,  2003,  the Board of  Directors  for
Balanced Fund  ("Selling  Fund")  unanimously  approved an Agreement and Plan of
Reorganization (the "Plan") pursuant to which the Selling Fund, would transfer all of its assets and liabilities to Total Return Fund. The Plan is more fully described in a proxy statment to be presented for shareholder consideration on or around August 25, 2003.

FINANCIAL HIGHLIGHTS

BALANCED FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                         PERIOD
                                                                          ENDED
                                             YEAR ENDED MAY 31           MAY 31
--------------------------------------------------------------------------------
                                             2003         2002           2001(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period   $  13.64     $  15.93       $  17.74
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                        0.21         0.29           0.35
Net Losses on Securities (Both Realized
  and Unrealized)                           (0.83)       (2.23)         (1.50)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS            (0.62)       (1.94)         (1.15)
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS             0.24         0.35(b)        0.66
================================================================================
Net Asset Value -- End of Period         $  12.78     $  13.64       $  15.93
================================================================================

TOTAL RETURN                                (4.52%)     (12.20%)      (6.59%)(c)

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                         $ 261,560    $ 226,167       $ 147,041
Ratio of Expenses to Average Net
  Assets(d)(e)                               0.97%        0.96%         1.01%(f)
Ratio of Net Investment Income to Average
  Net Assets(e)                              1.61%        1.85%         2.16%(f)
Portfolio Turnover Rate                        94%          87%           67%(g)

(a)  From July 3, 2000, inception of Class, to May 31, 2001.

(b) Dividends and Distributions included a tax return of capital which aggregated less than $0.01 on a per share basis.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(e) Various expenses of the Class were voluntarily absorbed by IFG for the period ended May 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.19% (annualized) and ratio of net investment income to average net assets would have 1.98% (annualized).

(f)  Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2001.

BALANCED FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                                            PERIOD           YEAR
                                                                                                             ENDED          ENDED
                                                                      YEAR ENDED MAY 31                     MAY 31        JULY 31
---------------------------------------------------------------------------------------------------------------------------------
                                                          2003         2002          2001         2000        1999(a)        1998
PER SHARE DATA
Net Asset Value -- Beginning of Period               $   13.79    $   15.99     $   17.18    $   16.78    $   15.71     $   15.86
==================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                     0.18         0.24          0.34         0.32         0.24          0.33
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                         (0.84)       (2.22)        (0.95)        0.92         1.73          1.50
==================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                         (0.66)       (1.98)        (0.61)        1.24         1.97          1.83
==================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                          0.12         0.22(b)       0.58         0.84         0.90          1.98
==================================================================================================================================
Net Asset Value -- End of Period                     $   13.01    $   13.79     $   15.99    $   17.18    $   16.78     $   15.71
==================================================================================================================================

TOTAL RETURN                                             (4.78%)     (12.37%)       (3.65%)       7.47%       13.12%(c)     12.90%

RATIOS
Net Assets -- End of Period ($000 Omitted)           $  537,543   $  784,095    $ 1,087,540  $  644,957   $  324,838    $  216,624
Ratio of Expenses to Average Net Assets(d)(e)             1.26%        1.22%          1.07%       1.15%        1.21%(f)      1.22%
Ratio of Net Investment Income to
  Average Net Assets(e)                                   1.32%        1.63%          2.07%       1.98%        1.94%(f)      2.18%
Portfolio Turnover Rate                                     94%          87%            67%         89%         100%(c)       108%

(a)  From August 1, 1998 to May 31, 1999.

(b)  Dividends  and  Distributions  included  a  tax  return  of  capital  which aggregated less than $0.01 on a per share basis.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser,  if  applicable,  which is before any  expense  offset arrangements (which may include custodian,  distribution and transfer agent fees).

(e)  Various expenses of the Class were voluntarily absorbed by IFG for the year ended May 31, 2003.  If such  expenses had not been  voluntarily  absorbed, ratio of expenses to average net assets  would have been 1.31% and ratio of net investment income to average net assets would have been 1.27%.

(f)  Annualized

FINANCIAL HIGHLIGHTS

BALANCED FUND -- CLASS A & CLASS B
----------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           CLASS A                         CLASS B
----------------------------------------------------------------------------------------------------------

                                                       YEAR       PERIOD                YEAR       PERIOD
                                                      ENDED        ENDED               ENDED        ENDED
                                                     MAY 31       MAY 31              MAY 31       MAY 31
----------------------------------------------------------------------------------------------------------
                                                       2003         2002(a)             2003       2002(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period             $  13.71     $  14.45            $  13.71   $  14.45
==========================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                  0.24         0.02                0.26       0.02
Net Losses on Securities (Both Realized and
  Unrealized)                                         (0.93)       (0.62)              (1.03)     (0.64)
==========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                      (0.69)       (0.60)              (0.77)     (0.62)
==========================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                       0.40         0.14                0.51       0.12
==========================================================================================================
Net Asset Value -- End of Period                   $  12.62     $  13.71            $  12.43   $  13.71
==========================================================================================================

TOTAL RETURN(b)                                      (4.88%)      (4.19%)(c)         (5.46%)    (4.28%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)         $    376     $    127            $   255    $    58
Ratio of Expenses to Average Net Assets(d)(e)         1.34%        1.04%(f)           2.01%      1.77%(f)
Ratio of Net Investment Income to Average
  Net Assets(e)                                       1.21%        1.56%(f)           0.55%      1.01%(f)
Portfolio Turnover Rate                                 94%          87%(g)             94%        87%(g)

(a)  From April 1, 2002, inception of Class, to May 31, 2002.

(b)  The  applicable  sales  charges  for  Class  A or CDSC  for  Class B is not included in the Total Return calculation.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment Adviser,  if applicable, which is before any  expense  offset arrangements (which may include custodian fees).

(e)  Various  expenses  of each Class were  voluntarily  absorbed by IFG for the year ended May 31,  2003.  If such  expenses  had  not  been  voluntarily absorbed, ratio of expenses to average net assets would have been 2.51% for Class A and 4.45% for Class B and ratio of net investment  income (loss) to average net assets  would have been 0.04% for Class A and (1.89%) for Class B.

(f)  Annualized

(g)  Portfolio  Turnover is  calculated at the Fund level.  Represents the year ended May 31, 2002.

FINANCIAL HIGHLIGHTS

BALANCED FUND -- CLASS C
--------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                           PERIOD
                                                                                            ENDED
                                                        YEAR ENDED MAY 31                  MAY 31
--------------------------------------------------------------------------------------------------
                                                 2003         2002          2001           2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period       $  13.81     $  15.94      $  17.05       $  17.38
==================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                            0.15         0.19          0.28           0.17
Net Losses on Securities (Both Realized
  and Unrealized)                               (0.91)       (2.27)        (0.99)         (0.25)
==================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                (0.76)       (2.08)        (0.71)         (0.08)
==================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                 0.02         0.05          0.40           0.25
==================================================================================================
Net Asset Value -- End of Period             $  13.03     $  13.81      $  15.94       $  17.05
==================================================================================================

TOTAL RETURN(b)                                (5.52%)     (13.08%)       (4.25%)       (0.46%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)   $  2,878     $  4,296      $  8,468       $ 2,134
Ratio of Expenses to Average Net
  Assets(d)(e)                                  2.01%        2.00%         1.81%         1.77%(f)
Ratio of Net Investment Income to Average
  Net Assets(e)                                 0.58%        0.89%         1.36%         1.57%(f)
Portfolio Turnover Rate                           94%          87%           67%           89%(g)

(a)  From February 15, 2000, inception of Class, to May 31, 2000.

(b)  The applicable CDSC is not included in the Total Return calculation.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser, if  applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(e)  Various  expenses  of the Class were  voluntarily  absorbed  by IFG for the years  ended  May 31,
     2003  and  2002.  If  such  expenses  had  not  been voluntarily  absorbed,  ratio of expenses to average net assets  would have been  2.74% and 2.07%,  respectively,  and ratio of net  investment income (loss) would have been (0.15%) and 0.82%, respectively.

(f)  Annualized

(g)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended May 31, 2000.

FINANCIAL HIGHLIGHTS

BALANCED FUND -- CLASS K
----------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                        PERIOD
                                                                                         ENDED
                                                            YEAR ENDED MAY 31           MAY 31
----------------------------------------------------------------------------------------------
                                                           2003           2002         2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                 $  13.64       $  15.96     $  17.36
==============================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                      0.08           0.17         0.13
Net Losses on Securities (Both Realized and Unrealized)   (0.76)         (2.16)       (1.39)
==============================================================================================
TOTAL FROM INVESTMENT OPERATIONS                          (0.68)         (1.99)       (1.26)
==============================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                           0.08           0.33(b)      0.14
==============================================================================================
Net Asset Value -- End of Period                       $  12.88       $  13.64     $  15.96
==============================================================================================

TOTAL RETURN                                             (4.96%)       (12.55%)     (7.25%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)             $  8,483       $ 12,257     $     1
Ratio of Expenses to Average Net Assets(d)(e)             1.46%          1.39%       1.47%(f)
Ratio of Net Investment Income to Average Net
  Assets(e)                                               1.12%          1.26%       1.65%(f)
Portfolio Turnover Rate                                     94%            87%         67%(g)

(a)  From December 14, 2000, inception of Class, to May 31, 2001.

(b)  Dividends  and  Distributions  included  a  tax  return  of  capital  which aggregated less than $0.01 on a per share basis.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser, if  applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(e)  Various expenses of the Class were voluntarily absorbed by IFG for the year ended May 31, 2003 and the period ended May 31, 2001.  If such expenses had not been  voluntarily  absorbed,  ratio of expenses  to average net assets would have been 1.52% and 3.09%  (annualized),  respectively,  and ratio of net investment income to average net assets would have been 1.06% and 0.03% (annualized), respectively.

(f)  Annualized

(g)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended May 31, 2001.

FINANCIAL HIGHLIGHTS

CORE EQUITY FUND -- INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                            PERIOD           YEAR
                                                                                                             ENDED          ENDED
                                                                      YEAR ENDED MAY 31                     MAY 31        JUNE 30
---------------------------------------------------------------------------------------------------------------------------------
                                                          2003         2002          2001         2000        1999(a)        1998
PER SHARE DATA
Net Asset Value -- Beginning of Period               $   11.60    $   13.91     $   15.45    $   15.85    $   16.18     $   15.31
==================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                     0.10         0.16          0.22         0.24         0.30          0.38
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                         (1.17)       (1.88)        (0.31)        1.05         1.19          2.54
==================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                         (1.07)       (1.72)        (0.09)        1.29         1.49          2.92
==================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                          0.10         0.59          1.45         1.69         1.82          2.05
==================================================================================================================================
Net Asset Value -- End of Period                     $   10.43    $   11.60     $   13.91    $   15.45    $   15.85     $   16.18
==================================================================================================================================

TOTAL RETURN                                            (9.18%)     (12.42%)       (0.45%)       8.46%       10.31%(b)     20.55%

RATIOS
Net Assets -- End of Period ($000 Omitted)           $2,518,441   $3,184,866    $4,120,025   $4,405,739   $4,845,036    $5,080,735
Ratio of Expenses to Average Net Assets(c)(d)             1.08%        1.02%         0.96%        0.93%        0.90%(e)     0.90%
Ratio of Net Investment Income to
  Average Net Assets(d)                                   0.99%        1.27%         1.47%        1.52%        2.10%(e)     2.35%
Portfolio Turnover Rate                                     36%          25%           36%          50%          47%(b)       58%

(a)  From July 1, 1998 to May 31, 1999.

(b)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(c)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser,  if applicable,  which is before any  expense  offset arrangements (which may include custodian,  distribution and transfer agent fees).

(d)  Various  expenses  of the Class were  voluntarily  absorbed  by IFG for the period  ended  May 31,  1999 and the year  ended  June  30,  1998.  If such expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets would have been 0.91% (annualized) and 0.90%, respectively,  and ratio of net investment  income to average net assets would have been 2.09% (annualized) and 2.35%, respectively.

(e)  Annualized

FINANCIAL HIGHLIGHTS

CORE EQUITY FUND -- CLASS A & CLASS B
----------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           CLASS A                         CLASS B
                                                       YEAR       PERIOD                YEAR       PERIOD
                                                      ENDED        ENDED               ENDED        ENDED
                                                     MAY 31       MAY 31              MAY 31       MAY 31
----------------------------------------------------------------------------------------------------------
                                                       2003         2002(a)             2003       2002(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period             $  11.56     $  12.34            $  11.54   $  12.34
==========================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                        0.15         0.01               (0.00)      0.01
Net Losses on Securities (Both Realized and
  Unrealized)                                         (1.21)       (0.71)              (1.17)     (0.73)
==========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                      (1.06)       (0.70)              (1.17)     (0.72)
==========================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                       0.15         0.08                0.10       0.08
==========================================================================================================
Net Asset Value -- End of Period                   $  10.35     $  11.56            $  10.27   $  11.54
==========================================================================================================

TOTAL RETURN(d)                                      (9.09%)      (5.67%)(e)         (10.11%)    (5.83%)(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)         $  4,674     $    297            $  1,264   $    258
Ratio of Expenses to Average Net Assets(f)(g)         1.23%        0.99%(h)            2.16%      1.62%(h)
Ratio of Net Investment Income (Loss) to Average
  Net Assets(g)                                       0.92%        1.41%(h)           (0.05%)     0.84%(h)
Portfolio Turnover Rate                                 36%          25%(i)              36%        25%(i)

(a)  From April 1, 2002, inception of Class, to May 31, 2002.

(b)  The per share  information for Class B was computed based on average shares for the year ended May 31,
     2003.

(c)  Net Investment  Loss for Class B aggregated  less than $0.01 on a per share basis for the year ended
     May 31, 2003.

(d)  The  applicable  sales  charges  for  Class  A or CDSC  for  Class B is not included in the Total
     Return calculation.

(e)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(f)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Advisor,  if applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(g)  Various expenses of Class B were  voluntarily  absorbed by IFG for the year ended May 31, 2003.  If such  expenses had not been  voluntarily  absorbed, ratio of expenses to average net assets would have been 2.57% and ratio of net investment loss to average net assets would have been (0.46%).

(h)  Annualized

(i)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended May 31, 2002.

FINANCIAL HIGHLIGHTS

CORE EQUITY FUND -- CLASS C
--------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                           PERIOD
                                                                                            ENDED
                                                        YEAR ENDED MAY 31                  MAY 31
--------------------------------------------------------------------------------------------------
                                                 2003         2002          2001           2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period       $  11.51     $  13.77      $  15.32       $  14.55
==================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                    (0.01)        0.05          0.18           0.12
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                      (1.16)       (1.86)        (0.38)          0.84
==================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                (1.17)       (1.81)        (0.20)          0.96
==================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                 0.00         0.45          1.35           0.19
==================================================================================================
Net Asset Value -- End of Period             $  10.34     $  11.51      $  13.77       $  15.32
==================================================================================================

TOTAL RETURN(b)                               (10.17%)     (13.17%)       (1.22%)         6.66%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)   $  8,912     $  9,747      $ 10,404       $  1,388
Ratio of Expenses to Average Net Assets(d)      2.20%        1.90%         1.73%          1.67%(e)
Ratio of Net Investment Income (Loss) to
  Average Net Assets                           (0.12%)       0.40%         0.75%          0.94%(e)
Portfolio Turnover Rate                           36%          25%           36%            50%(f)

(a)  From February 15, 2000, inception of Class, to May 31, 2000.

(b)  The applicable CDSC is not included in the Total Return calculation.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total Expenses of the Class,  which is before any expense offset arrangements
     (which may include custodian fees).

(e)  Annualized

(f)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended May 31, 2000.

FINANCIAL HIGHLIGHTS

CORE EQUITY FUND -- CLASS K
----------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                        PERIOD
                                                                                         ENDED
                                                            YEAR ENDED MAY 31           MAY 31
----------------------------------------------------------------------------------------------
                                                           2003           2002         2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                 $  11.41       $  13.84     $  14.38
==============================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                               0.01           0.20        (0.05)
Net Losses on Securities (Both Realized and Unrealized)   (1.16)         (1.98)       (0.48)
==============================================================================================
TOTAL FROM INVESTMENT OPERATIONS                          (1.15)         (1.78)       (0.53)
==============================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                           0.01           0.65         0.01
==============================================================================================
Net Asset Value -- End of Period                       $  10.25       $  11.41     $  13.84
==============================================================================================

TOTAL RETURN                                            (10.07%)       (12.91%)      (3.68%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)             $ 22,450       $ 28,372     $      1
Ratio of Expenses to Average Net Assets(d)(e)             1.98%          1.18%        3.00%(f)
Ratio of Net Investment Income (Loss) to Average
  Net Assets(e)                                           0.08%          1.08%       (0.71%)(f)
Portfolio Turnover Rate                                     36%            25%          36%(g)

(a)  From December 14, 2000, inception of Class, to May 31, 2001.

(b)  The per share information was computed based on average shares for the year ended May 31,
     2003.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment Adviser, if applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(e)  Various expenses of the Class were voluntarily absorbed by IFG for the year ended May 31, 2003.
     If such  expenses had not been  voluntarily  absorbed, ratio of expenses to average net assets would have been 2.63% and ratio of net investment loss to average net assets would have been
     (0.57%).

(f)  Annualized

(g)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended May 31, 2001.

FINANCIAL HIGHLIGHTS

TOTAL RETURN FUND -- INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                            PERIOD           YEAR
                                                                                                             ENDED          ENDED
                                                                      YEAR ENDED MAY 31                     MAY 31      AUGUST 31
---------------------------------------------------------------------------------------------------------------------------------
                                                          2003         2002          2001         2000        1999(a)        1998
PER SHARE DATA
Net Asset Value -- Beginning of Period               $   24.28    $   26.75     $   27.74    $   32.37    $   28.16     $   27.77
==================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                     0.40         0.39          0.55         0.81         0.60          0.83
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                         (1.63)       (1.74)        (0.29)       (3.47)        5.03          0.87
==================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                         (1.23)       (1.35)         0.26        (2.66)        5.63          1.70
==================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                          1.09         1.12          1.25         1.97         1.42          1.31
==================================================================================================================================
Net Asset Value -- End of Period                     $   21.96    $   24.28     $   26.75    $   27.74    $   32.37     $   28.16
==================================================================================================================================

TOTAL RETURN                                            (4.85%)      (5.13%)        1.08%       (8.29%)      20.27%(b)       6.02%

RATIOS
Net Assets -- End of Period ($000 Omitted)           $810,787     $1,080,197    $1,462,543   $2,326,899   $3,418,746    $2,561,016
Ratio of Expenses to Average Net Assets(c)(d)           1.26%          1.49%         1.27%        1.00%       0.83%(e)       0.79%
Ratio of Net Investment Income to
  Average Net Assets(d)                                 1.90%          1.57%         1.98%        2.60%       2.61%(e)       2.82%
Portfolio Turnover Rate                                   45%            54%           76%          49%          7%(b)         17%

(a)  From September 1, 1998 to May 31, 1999.

(b)  Based  on  operations  for  the  period  shown,  and  accordingly,  is  not representative of a full year.

(c)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment Adviser, if applicable, which is before any offset arrangements (which may include custodian, distribution and transfer agent fees).

(d)  Various expenses of the Class were voluntarily absorbed by IFG for the year ended May 31, 2003, the period ended May 31, 1999 and the year ended August 31,  1998.  If such  expenses  had not be  voluntarily  absorbed, ratio of expenses to average net assets  would have been 1.50%,  0.84%  (annualized) and 0.80%, respectively, and ratio of net investment income to average net assets would have been 1.66%, 2.60% (annualized) and 2.81%, respectively.

(e)  Annualized

FINANCIAL HIGHLIGHTS

TOTAL RETURN FUND-- CLASS A & CLASS B
----------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           CLASS A                         CLASS B
                                                       YEAR       PERIOD                YEAR       PERIOD
                                                      ENDED        ENDED               ENDED        ENDED
                                                     MAY 31       MAY 31              MAY 31       MAY 31
----------------------------------------------------------------------------------------------------------
                                                       2003         2002(a)             2003       2002(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period             $  24.08     $  25.28            $  24.08   $  25.28
==========================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                  0.63         0.03                0.54       0.02
Net Losses on Securities (Both Realized
  and Unrealized)                                     (1.89)       (0.95)              (1.94)     (0.96)
==========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                      (1.26)       (0.92)              (1.40)     (0.94)
==========================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                       1.35         0.28                1.37       0.26
==========================================================================================================
Net Asset Value -- End of Period                   $  21.47     $  24.08            $  21.31   $  24.08
==========================================================================================================

TOTAL RETURN(b)                                      (4.99%)      (3.64%)(c)          (5.54%)   (3.76%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)         $    546     $    93             $   570    $    91
Ratio of Expenses to Average Net Assets(d)(e)         1.34%       1.18%(f)             2.01%      1.86%(f)
Ratio of Net Investment Income to Average
  Net Assets(e)                                       1.76%       2.11%(f)             1.13%      1.27%(f)
Portfolio Turnover Rate                                 45%         54%(g)               45%        54%(g)

(a)  From April 1, 2002, inception of Class, to May 31, 2002.

(b)  The  applicable  sales  charges  for  Class  A or CDSC  for  Class B is not included in the Total
     Return calculation.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser, if  applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(e)  Various  expenses of each Class were absorbed by IFG for the year ended May 31, 2003.  If such expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets  would have been 1.94% for Class A and 3.33% for Class B and ratio of net investment income (loss) to average net assets would have been 1.16% for Class A and (0.19%) for Class B.

(f)  Annualized

(g)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended May 31, 2002.

FINANCIAL HIGHLIGHTS

TOTAL RETURN FUND -- CLASS C
--------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                           PERIOD
                                                                                            ENDED
                                                        YEAR ENDED MAY 31                  MAY 31
--------------------------------------------------------------------------------------------------
                                                 2003         2002          2001           2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period       $  23.60     $  26.07      $  27.30       $  26.71
==================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                            0.12         0.05          0.43           0.29
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                      (1.54)       (1.71)        (0.94)          0.87
==================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                (1.42)       (1.66)        (0.51)          1.16
==================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                 0.71         0.81          0.72           0.57
==================================================================================================
Net Asset Value -- End of Period             $  21.47     $  23.60      $  26.07       $  27.30
==================================================================================================

TOTAL RETURN(b)                                (5.91%)      (6.44%)       (1.78%)         4.40%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)   $   787      $   591       $    334       $     10
Ratio of Expenses to Average Net
  Assets(d)(e)                                  2.24%        2.59%         2.30%          2.94%(f)
Ratio of Net Investment Income to Average
  Net Assets(e)                                 0.89%        0.46%         0.84%          1.46%(f)
Portfolio Turnover Rate                           45%          54%           76%            49%(g)

(a)  From February 15, 2000, inception of Class, to May 31, 2000.

(b)  The applicable CDSC is not included in the Total Return calculation.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser, if  applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(e)  Various expenses of the Class were voluntarily absorbed by IFG for the year ended May 31, 2003.  If such  expenses had not been  voluntarily  absorbed, ratio of expenses to average net assets would have been 3.49%, and ratio of net investment loss to average net assets would have been (0.36%).

(f)  Annualized

(g)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended May 31, 2000.

                                                                     APPENDIX II

MAY 31, 2003

ANNUAL REPORT

INVESCO COMBINATION STOCK & BOND FUNDS, INC.

BALANCED FUND

CORE EQUITY FUND

TOTAL RETURN FUND

"WE ARE HOPING ALONG WITH MOST INVESTORS THAT THE END OF THE WAR IN IRAQ WILL PAVE THE WAY FOR AN UPTURN IN CORPORATE SPENDING, BUT THE ECONOMIC LANDSCAPE REMAINS CLOUDED AT THIS TIME."
SEE PAGE 7

[INVESCO ICON]  INVESCO(R)

FELLOW SHAREHOLDER:

[PHOTOGRAPH OF RAY CUNNINGHAM OMITTED]

TAX CHANGES SPUR INTEREST IN DIVIDEND-PAYING STOCKS

During the 1990s, many investors regarded corporate dividend payments as an inefficient use of capital that unnecessarily subjected the company's profits to another level of taxation. Many growth stocks were rising rapidly, and the importance of dividends seemed to take a back seat.

But prudent investors recognize that dividends can serve an important role in their portfolios. Unlike stockholders of companies without dividends who rely on the market to bid their holdings higher to realize a return on their investment, stockholders of dividend-paying companies receive a return on their investments that tends to be fairly reliable. And when the bear overtook the bull at the turn of the millennium, the value of dividend-paying stocks was confirmed.

At the end of May 2003, investors in dividend-paying stocks received more good news when Congress passed new legislation that altered the tax treatment of dividends. Specifically, the new rules align the corporate dividend tax rate to the lower capital gains rate. The new legislation made investors more cognizant of dividend payments, as their after-tax value was raised significantly. Consequently, in the weeks since the tax law's passage, dividend-paying stocks received a strong technical boost as income-oriented investors rotated into the group.

Although it appears the new law has been effectively priced into the market, investors' rediscovered focus on dividends could continue to support dividend-paying stocks in the future. Until the tax amendment expires in 2008, it's likely that corporate dividends will stay on the market's radar screen for a while.

Our combination funds invest in dividend-paying stocks, and you'll find current updates on these funds within this report. If you would like more information about the new tax law, I encourage you to contact your financial advisor, who can provide you with additional information as well as offer insight into how the new rules affect you.

Sincerely,

/s/Ray Cunningham

Ray Cunningham
President and CEO, INVESCO Funds Group, Inc.

INVESCO MUTUAL FUNDS PROXY VOTING POLICY

The Boards of Directors of the INVESCO Mutual Funds have expressly delegated to INVESCO Funds Group, Inc. ("INVESCO") the responsibility to vote proxies related to the securities held in the funds' portfolios. Under this authority, INVESCO is required by the Boards of Directors to act solely in the interests of shareholders of the funds. Other INVESCO clients who have delegated proxy voting authority to INVESCO similarly require that proxy votes be cast in the best interests of the clients.

On behalf of the funds and its other clients, INVESCO acquires and holds a company's securities in the portfolios it manages in the expectation that they will be a good investment and appreciate in value. As such, INVESCO votes proxies with a focus on the investment implications of each matter upon which a vote is solicited.

A copy of the description of the funds' proxy voting policy and procedures, as administered by INVESCO, is available without charge by calling 1-800-525-8085. It is also available on the Web site of the Securities and Exchange Commission, at www.sec.gov, and on the funds' Web site, invescofunds.com.


TABLE OF CONTENTS

LETTER FROM The PRESIDENT & CEO.............1
FUND REPORTS................................3
MARKET HEADLINES...........................12
INVESTMENT HOLDINGS........................13
FINANCIAL STATEMENTS.......................26
NOTES TO FINANCIAL STATEMENTS..............35
FINANCIAL HIGHLIGHTS.......................42
OTHER INFORMATION..........................54

                                    INVESCO COMBINATION STOCK & BOND FUNDS, INC.
                                                    TOTAL RETURN
                                                PERIODS ENDED 5/31/03*

                                                                                                       Manager's
                                                Cumulative                            10 years+ or        Report
Fund (Inception)                                 6 Months     1 year   5 years+     Since Inception^      Page #
----------------------------------------------------------------------------------------------------------------
BALANCED FUND - CLASS A (4/02)
   WITH SALES CHARGE                              (1.74%)     (10.13%)   N/A           (12.01%)^+           3
BALANCED FUND - CLASS B (4/02) WITH CDSC          (1.26%)     (10.46%)   N/A           (11.69%)^+           3
BALANCED FUND - CLASS C (2/00) WITH CDSC           2.66%       (6.52%)   N/A            (7.17%)^+           3
BALANCED FUND - CLASS K (12/00)                    3.98%       (4.96%)   N/A           (10.03%)^+           3
BALANCED FUND -  INSTITUTIONAL CLASS (7/00)        4.20%       (4.52%)   N/A            (8.05%)^+           3
BALANCED FUND - INVESTOR CLASS (12/93)             4.14%       (4.78%) (0.22%)           8.72%^+            3
CORE EQUITY FUND - CLASS A(4/02)
   WITH SALES CHARGE                              (1.84%)     (14.07%)   N/A           (16.50%)^+           6
CORE EQUITY FUND - CLASS B(4/04) WITH CDSC        (1.87%)     (15.11%)   N/A           (16.83%)^+           6
CORE EQUITY FUND - CLASS C(2/00) WITH CDSC         1.99%      (11.17%)   N/A            (5.79%)^+           6
CORE EQUITY FUND - CLASS K(12/00)                  3.12%      (10.07%)   N/A           (10.82%)^+           6
CORE EQUITY FUND - INVESTOR CLASS(2/60)            3.65%       (9.18%) (0.83%)           7.36%              6
TOTAL RETURN FUND-CLASS A(4/02)
   WITH SALES CHARGE                              (3.13%)     (10.21%)   N/A           (11.66%)^+           9
TOTAL RETURN FUND - CLASS B(4/02) WITH CDSC       (2.78%)     (10.54%)   N/A           (11.33%)^+           9
TOTAL RETURN FUND - CLASS C(2/00) WITH CDSC        1.19%       (6.91%)   N/A            (3.06%)^+           9
TOTAL RETURN FUND - INVESTOR CLASS (9/87)          2.58%       (4.85%) (1.58%)           7.11%              9

*PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE FUNDS' CLASS A PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 5.50%. THE FUNDS' CLASS B AND CLASS C PERFORMANCE REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIODS SHOWN. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC OF CLASS C SHARES IS 1% FOR THE FIRST 13 MONTHS AFTER PURCHASE. THE PERFORMANCE OF THE FUND'S INVESTOR CLASS, INSTITUTIONAL CLASS, CLASS A, CLASS B, CLASS C, AND CLASS K SHARES WILL DIFFER DUE TO THE DIFFERENT SALES CHARGE STRUCTURES AND EXPENSES. INVESTOR CLASS SHARES ARE CLOSED TO NEW INVESTORS AND ARE OFFERED TO INVESTORS GRANDFATHERED AS OF APRIL 1, 2002. PERFORMANCE INFORMATION PROVIDED IN THIS REPORT DOES NOT REFLECT THE DEDUCTION OF TAXES SHAREHOLDERS PAY ON FUND DISTRIBUTIONS OF THE REDEMPTION OF FUND SHARES.

+ AVERAGE ANNUALIZED
^ NOT ANNUALIZED

THE INDUSTRIES AND/OR SECTORS USED FOR PORTFOLIO SECURITIES CLASSIFICATION THAT MAY BE USED THROUGHOUT THIS REPORT ARE THE GLOBAL INDUSTRY CLASSIFICATION STANDARD WHICH WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY AND A SERVICE MARK OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S.(R)

YOUR FUND'S REPORT

BALANCED FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

Despite intermittent rallies, every sector represented in the S&P 500 Index(R) finished the year ended May 31, 2003, lower. Corporate accounting scandals, an uncertain economic climate, rising energy prices, and war between the U.S. and Iraq were some of the factors dampening investor confidence.

On a positive note, we witnessed a dramatic improvement in stock performance during the final three months of the period, as investors adopted a more positive outlook once the war in Iraq was essentially over. Stronger corporate earnings for the first quarter of 2003 and Congress's passage of a stimulus plan also provided some relief, although the economic picture remained hazy.

--------------------------------------------------------------------------------
                                BALANCED FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 5/31/03
--------------------------------------------------------------------------------

Citigroup Inc.......................2.24%
JP Morgan Chase & Co................2.22%
Exxon Mobil.........................1.73%
Microsoft Corp......................1.62%
Pfizer Inc..........................1.57%
Anheuser-Busch Cos..................1.56%
Wells Fargo & Co....................1.52%
Amgen Inc...........................1.51%
General Electric....................1.50%
Coca-Cola Co........................1.47%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

In keeping with the broad market's decline, the fund's Investor Class shares lost 4.78% for the 12-month period ended May 31, 2003. In comparison, the S&P 500 Index(R) declined by 8.05% and the more defensive Lehman Government/Credit Bond Index gained 14.57% over the same period. (Of course, past performance is not a guarantee of future results.)(1),(2) For performance of other share classes, please see page 2.

DIVERSIFICATION WAS THE KEY TO OUTPERFORMANCE

Although disappointed with the fund's loss, we were pleased to outperform the S&P 500 Index(R) for the period. This was achieved thanks to the fund's diversified approach, which led us to invest approximately 30% of the portfolio in fixed-income securities. These holdings performed well on an absolute basis, as they appealed to investors during an essentially bearish year. Specifically, the fund's Treasury securities, benefiting from low interest rates and viewed by investors as a safe haven in an otherwise volatile landscape, enjoyed a substantial gain. Our mortgage-backed securities, utility bonds, and industrial bonds also provided a significant performance boost.

On the equities side, our overweight positions in the health care and energy sectors worked to our advantage, as these areas outperformed the broad market over the course of the year. In addition, strong stock selection played a role in the fund's relative success with regard to these sectors. Individual outperformers included biotech leader Amgen Inc, and medical device company Boston Scientific. Amgen's products, including the anemia treatment Aranesp and arthritis medication Enbrel, continued to fuel strong earnings, while Boston Scientific was rewarded by investors for strides made in the promising drug-coated stent market. Within energy, Apache Corp, Baker Hughes and BP PLC all advanced on the heels of rising energy prices and low oil and natural gas inventories.

FINANCIAL SERVICES, CONSUMER DISCRETIONARY HOLDINGS LAG

Many of the fund's financial services and consumer discretionary stocks hindered performance during the fiscal year. Not surprisingly, those financial stocks sensitive to market conditions, such as investment banks and asset managers, struggled for most of the period. For example, JP Morgan Chase & Co was stymied by the general market malaise in 2002 and early 2003, as well as by negative headlines questioning investment banks' research practices. However, the company staged an impressive rebound from March through May, fully participating in the market rally that took hold during those months. Gains logged during this upswing helped offset earlier losses, but JP Morgan still lost ground overall for the year.

Our most significant detractor from performance among our consumer discretionary holdings was home improvement retailer Home Depot, which we sold from the portfolio but not before incurring a loss. Although the company's fundamentals remained relatively strong throughout the year, it was hindered by negative reports from Wall Street.

LINE GRAPH:  INVESCO BALANCED FUND - INVESTOR CLASS GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Balanced Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(R)(2) and to the value of a $10,000 investment in the Lehman
Government/Credit Bond Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/93) through 5/31/03.

      INVESCO BALANCED FUND -                               LEHMAN GOVERNMENT/
      INVESTOR CLASS                S&P 500 INDEX(2)        CREDIT BOND INDEX(2)

12/93 $10,000                       $10,000                 $10,000
5/94  $10,262                       $10,024                 $ 9,631
5/95  $11,929                       $12,045                 $10,749
5/96  $15,854                       $15,467                 $11,190
5/97  $18,264                       $20,020                 $12,074
5/98  $22,381                       $26,158                 $13,460
5/99  $25,618                       $31,660                 $14,006
5/00  $27,530                       $34,974                 $14,274
5/01  $26,525                       $31,284                 $16,110
5/02  $23,244                       $26,955                 $17,374
5/03  $22,134                       $24,779                 $19,906

LINE GRAPH:  INVESCO BALANCED FUND - INSTITUTIONAL CLASS GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Balanced Fund - Institutional Class to the value of a $10,000 investment in the S&P 500 Index(R)(2) and to the value of a $10,000 investment in the Lehman
Government/Credit Bond Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (7/00) through 5/31/03.

      INVESCO BALANCED FUND -                               LEHMAN GOVERNMENT/
      INSTITUTIONAL CLASS            S&P 500 INDEX(2)       CREDIT BOND INDEX(2)

7/00  $10,000                        $10,000                $10,000
5/01  $ 9,341                        $ 8,730                $11,060
5/02  $ 8,202                        $ 7,522                $11,928
5/03  $ 7,831                        $ 6,915                $13,666


LINE GRAPH: INVESCO BALANCED FUND - CLASS A & CLASS B GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Balanced Fund - Class A and the value of a $10,000 investment in INVESCO Balanced Fund - Class B to the value of a $10,000 investment in the S&P 500 Index(R)(2) and to the value of a $10,000 investment in the Lehman Government/Credit Bond Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Balanced Fund - Class A and Class B, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 5/31/03.

      INVESCO BALANCED      INVESCO BALANCED                       LEHMAN GOVERNMENT/
      FUND - CLASS A        FUND - CLASS B      S&P 500 INDEX(2)   CREDIT BOND INDEX(2)
4/02  $10,000               $10,000             $10,000            $10,000
5/02  $ 9,055               $ 9,572             $ 9,325            $10,288
5/03  $ 8,613               $ 8,650             $ 8,572            $11,787

MEET THE NEW MANAGEMENT TEAM
(AS OF 7/1/03)

KENNETH R. BOWLING, CFA
AS DIRECTOR OF U.S. FIXED-INCOME, KEN HAS BEEN WITH THE INVESCO FIXED-INCOME DIVISION SINCE 1993. KEN EARNED A BACHELOR OF SCIENCE DEGREE IN MECHANICAL ENGINEERING AND A MASTERS IN ENGINEERING FROM THE UNIVERSITY OF LOUISVILLE. HE IS ALSO A CHARTERED FINANCIAL ANALYST CHARTERHOLDER AND A MEMBER OF THE LOUISVILLE SOCIETY OF FINANCIAL ANALYSTS. BEFORE JOINING INVESCO, HE WAS A LEAD ENGINEER WITH GENERAL ELECTRIC, AND A PROJECT ENGINEER WITH GENERAL MOTORS.

MICHAEL C. HEYMAN,  CFA
MICK IS A MEMBER OF THE INVESCO-NAM PORTFOLIO GROUP AND HAS MORE THAN 25 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY, A CHARTERED FINANCIAL ANALYST CHARTERHOLDER, AND A MEMBER OF THE LOUISVILLE SOCIETY OF FINANCIAL ANALYSTS.

STEPHEN M. JOHNSON,  CFA
STEVE JOHNSON JOINED INVESCO IN MAY OF 1991. AS CHIEF INVESTMENT OFFICER OF INVESCO FIXED-INCOME, HE IS RESPONSIBLE FOR ALL PHASES OF THE FIXED-INCOME INVESTMENT PROCESS. STEVE EARNED A BACHELOR OF SCIENCE DEGREE IN PETROLEUM ENGINEERING FROM THE UNIVERSITY OF KANSAS, AN MBA FROM RICE UNIVERSITY, AND IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER. HE BEGAN HIS INVESTMENT CAREER IN 1986, AND PRIOR TO JOINING INVESCO, HE WORKED AS A FIXED-INCOME PORTFOLIO MANAGER FOR THE CAPITAL MANAGEMENT DIVISION OF PNC BANK.

MARK W. LATTIS, CFA
MARK IS A MEMBER OF THE INVESCO-NAM PORTFOLIO GROUP AND HAS MORE THAN 10 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. AFTER COMPLETING HIS UNDERGRADUATE STUDIES AT THE UNIVERSITY OF LOUISVILLE, MARK EARNED AN MBA FROM THE UNIVERSITY OF KENTUCKY. HE IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER, AND CURRENTLY SERVES AS PRESIDENT OF THE LOUISVILLE SOCIETY OF FINANCIAL ANALYSTS.

RICHARD J. KING, CFA
RICH JOINED INVESCO'S FIXED-INCOME INVESTMENT MANAGEMENT TEAM IN 2000, BRINGING 16 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE. HE IS A GRADUATE OF THE OHIO STATE UNIVERSITY WHERE HE EARNED A BACHELOR OF SCIENCE DEGREE IN
BUSINESS ADMINISTRATION. HE HAS PASSED THE CERTIFIED PUBLIC ACCOUNTANT EXAMINATION, AND IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER. PRIOR TO
INVESCO, RICH SERVED AS CHAIRMAN OF THE CORE SECTOR GROUP OF CRITERION INVESTMENT MANAGEMENT, AND WAS ALSO A MANAGING DIRECTOR AND PORTFOLIO MANAGER WITH BEAR STEARNS ASSET MANAGEMENT.

ECONOMIC DATA IMPROVING, STOCKS TRENDING HIGHER

We finished the fiscal year with approximately 30% of the portfolio's assets allocated to fixed-income securities, 66% devoted to stocks, and the remainder held in cash.

The newly passed tax relief package should help the economy, and the most recent figures on growth in the manufacturing sector (released by the Institute for Supply Management) show improvement. Furthermore, given where Treasury yields currently are, we believe equity valuations can be supported. Nevertheless, we believe that the market will need to see more positive data on the economy for the rally to continue.

REPORTED BY FORMER FUND MANAGERS CHARLES P. MAYER (EQUITY), PETER M. LOVELL (EQUITY), AND RICHARD R. HINDERLIE (FIXED-INCOME). AS OF 7/1/03, THE FUND HAS BEEN MANAGED BY KENNETH R. BOWLING, MICHAEL C. HEYMAN, STEPHEN M. JOHNSON, MARK
W. LATTIS, AND RICHARD J. KING.

PIE CHART:  BALANCED FUND
            SECTOR BREAKDOWN
            AS OF 5/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            U.S. Government.....................23.37%
            Financials..........................16.13%
            Health Care.........................12.66%
            Information Technology..............12.45%
            Industrials......................... 8.03%
            Consumer Staples.................... 5.44%
            Consumer Discretionary.............. 4.80%
            Utilities........................... 3.96%
            Energy.............................. 3.94%
            Materials........................... 3.56%
            Telecommunication Services.......... 1.64%
            Net Cash & Cash Equivalents..........4.02%

LINE GRAPH:  INVESCO BALANCED FUND - CLASS C GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Balanced Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(R)(2) and to the value of a $10,000 investment in the Lehman Government/Credit Bond Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Balanced Fund - Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 5/31/03.

                                                            LEHMAN GOVERNMENT/
      INVESCO BALANCED FUND - CLASS C   S&P 500 INDEX(2)    CREDIT BOND INDEX(2)

2/00  $10,000                           $10,000             $10,000
5/00  $ 9,954                           $10,429             $10,086
5/01  $ 9,530                           $ 9,329             $11,383
5/02  $ 8,284                           $ 8,038             $12,277
5/03  $ 7,826                           $ 7,389             $14,065

LINE GRAPH:  INVESCO BALANCED FUND - CLASS K GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Balanced Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(R)(2) and to the value of a $10,000 investment in the Lehman Government/Credit Bond Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 5/31/03.

                                                            LEHMAN GOVERNMENT/
      INVESCO BALANCED FUND - CLASS K   S&P 500 INDEX(2)    CREDIT BOND INDEX(2)

12/00 $10,000                           $10,000             $10,000
 5/01 $ 9,275                           $ 9,563             $10,301
 5/02 $ 8,111                           $ 8,239             $11,110
 5/03 $ 7,709                           $ 7,575             $12,728

(1)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(2)THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET, AND THE LEHMAN GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX REFLECTING PERFORMANCE OF THE LONG-TERM FIXED-INCOME MARKET. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

YOUR FUND'S REPORT

CORE EQUITY FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

The annual period ended May 31, 2003, was a volatile one for stocks, as investors waited anxiously for signs of economic recovery and geopolitical stability. During the early part of the year, the market was still mired in corporate scandals -- a situation that began to right itself in August when CEOs of larger firms were required to certify their financial statements. Although investors took some comfort in this positive development, they were soon faced with new worries. Among these were rising oil and gas prices, North Korea's emergence as a nuclear threat, the trepidation-filled anniversary of 9/11, and the growing realization that we would be going to war against the regime in Iraq. Against this backdrop, consumer confidence plunged.

As it happened, the war (which began in mid-March after months of stalled diplomatic efforts) was relatively short and successful, and investors' outlook had improved dramatically by the end of March. This turnaround in sentiment sparked a rally during the remaining months of the period. The rebound was also fueled by the passage of President Bush's economic stimulus package, a plan including a highly anticipated reduction in taxes on stock dividends.

In spite of the period's late rally, all of the major stock indexes retreated over the course of the period. In this environment, the value of Core Equity Fund-Investor Class shares declined 9.18% for the 12-month period ended May 31, 2003. This return underperformed the fund's benchmark, the S&P 500 Index,(R) which dropped 8.05%. (Of course, past performance is not a guarantee of future results.)(3),(4) For performance of other share classes, please see page 2.

EFFECTIVE TECH STRATEGY BENEFITS FUND

Although every sector of the S&P 500 Index(R) declined during the past fiscal year, some areas fared better than others. With regard to the fund, strong stock selection within the energy, consumer staples, industrials, and technology sectors proved beneficial.

Our approach to the technology sector was particularly effective. At the beginning of the period, the fund's tech weighting was half that of the S&P 500,(R) but as summer progressed, we selectively increased our exposure. By focusing on quality technology companies that had fallen to attractive valuation levels, we were ideally positioned when the rally unfolded during the final months of the period. Indeed, technology companies were among the rally's leaders, and several holdings rose off their lows to post impressive gains. For example, Nokia Corp advanced as the wireless market strengthened, and Hewlett-Packard Co moved higher as investors gained conviction that the company's merger with Compaq would be successful.

--------------------------------------------------------------------------------
                               CORE EQUITY FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 5/31/03
--------------------------------------------------------------------------------

Anheuser-Busch Cos..................3.09%
Exxon Mobil.........................2.93%
JP Morgan Chase & Co................2.85%
Pfizer Inc..........................2.82%
Gillette Co.........................2.63%
Citigroup Inc.......................2.52%
Target Corp.........................2.44%
McGraw-Hill Cos.....................2.25%
Intel Corp..........................2.15%
Charter One Financial...............2.07%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

Our overweight position relative to the index in energy stocks also worked to the fund's advantage, as energy was one of the better-performing areas of the market during the year. Even following the conclusion of the war in Iraq, energy prices remained relatively strong, bucking expectations for a sharp drop-off. Furthermore, Federal Reserve Chairman Alan Greenspan singled out low inventories of natural gas as "a serious problem" late in the period, directing investors' attention to the supply/demand issue in the gas industry and causing energy stocks in general to rise. One top performer was fund holding Apache Corp, which enjoyed a sharp gain during the year thanks to the favorable conditions as well as a successful drilling program and sound acquisitions.

LINE GRAPH:  INVESCO CORE EQUITY FUND - INVESTOR CLASS GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Core Equity Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(R)(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten-year period ended 5/31/03.

      INVESCO Core Equity Fund - Investor Class   S&P 500 Index(R)(4)

5/93  $10,000                                     $10,000
5/94  $10,638                                     $10,425
5/95  $11,821                                     $12,527
5/96  $14,032                                     $16,086
5/97  $17,142                                     $20,821
5/98  $21,202                                     $27,205
5/99  $23,686                                     $32,926
5/00  $25,688                                     $36,373
5/01  $25,573                                     $32,536
5/02  $22,396                                     $28,033
5/03  $20,339                                     $25,771

MIXED PERFORMANCE FROM FINANCIALS

Overall, the fund's overweight position relative to the index in financial services stocks was a disadvantage, as many financial stocks lagged during the period. For example, insurer Allmerica Financial (no longer a fund holding) and Janus Capital Group both endured steep declines this past fiscal year -- victims of the struggling stock market. However, other financial stocks flourished, such as Lehman Brothers Holdings and Wachovia Corp. Lehman Brothers responded well to the friendly environment for fixed-income securities, as Lehman conducts a significant portion of its business in this arena. Wachovia is a more defensive financial holding that appealed to bearish investors during the majority of the year and was also helped by its smooth merger with First Union.

In addition, we were disappointed by some of our consumer discretionary holdings, which underperformed as a group. One of the largest detractors during the period was General Motors, which we sold from the portfolio. GM was plagued by concerns over its pension program as well as indications that future auto sales would likely be weak given the high incentive levels (such as zero percent financing) already used to lure consumers into showrooms throughout the summer and fall.

We allocated a minimal portion of assets to bonds during the period, and therefore were unable to fully capitalize on the strength from fixed-income markets over the course of the year.

POSITIONED FOR A RECOVERY

In general, the portfolio remains positioned for a gradual recovery. We are hoping along with most investors that the end of the war in Iraq will pave the way for an upturn in corporate spending, but the economic landscape remains clouded at this time. As we approach the end of the second quarter, we will be looking for improved earnings. We will be reducing holdings where valuations have become stretched, while focusing on those companies that we believe can continue to deliver strong earnings.

MEET THE NEW MANAGEMENT TEAM
(AS OF 7/1/03)

MICHAEL C. HEYMAN, CFA
MICK IS A MEMBER OF THE INVESCO-NAM PORTFOLIO GROUP AND HAS MORE THAN 25 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY, A CHARTERED FINANCIAL ANALYST CHARTERHOLDER, AND A MEMBER OF THE LOUISVILLE SOCIETY OF FINANCIAL ANALYSTS.

SEAN D. KATOF, CFA
SEAN KATOF IS A VICE PRESIDENT OF INVESCO FUNDS GROUP. HE RECEIVED A BSBA FROM THE UNIVERSITY OF COLORADO AT BOULDER AND AN MS IN FINANCE FROM THE UNIVERSITY OF COLORADO AT DENVER. SEAN BEGAN HIS INVESTMENT CAREER IN 1994 AND IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER.

MARK W. LATTIS, CFA
MARK IS A MEMBER OF THE INVESCO-NAM PORTFOLIO GROUP AND HAS MORE THAN 10 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. AFTER COMPLETING HIS UNDERGRADUATE STUDIES AT THE UNIVERSITY OF LOUISVILLE, MARK EARNED AN MBA FROM THE UNIVERSITY OF KENTUCKY. HE IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER, AND CURRENTLY SERVES AS PRESIDENT OF THE LOUISVILLE SOCIETY OF FINANCIAL ANALYSTS.

JEFFREY  G.  MORRIS,  CFA
JEFF MORRIS, VICE PRESIDENT OF INVESCO FUNDS GROUP, RECEIVED A BS FROM COLORADO STATE UNIVERSITY AND AN MS FROM UNIVERSITY OF COLORADO-DENVER. JEFF IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER AND BEGAN HIS INVESTMENT CAREER IN 1991.

REPORTED BY FORMER FUND MANAGERS CHARLES P. MAYER AND CURRENT FUND MANAGER JEFFREY G. MORRIS. AS OF 7/1/03, THE FUND HAS BEEN MANAGED BY MICHAEL C. HEYMAN, SEAN KATOF, MARK W. LATTIS, AND JEFFREY G. MORRIS.

LINE GRAPH: INVESCO CORE EQUITY FUND - CLASS A & CLASS B GROWTH OF $10,000(3)

This line graph  compares  the value of a $10,000  investment  in  INVESCO  Core
Equity Fund - Class A and the value of a $10,000 investment in INVESCO Core Equity Fund - Class B to the value of a $10,000 investment in the S&P 500 Index(R)(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Core Equity Fund - Class A and Class B, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 5/03/03.

      INVESCO Core Equity     INVESCO Core Equity
      Fund - Class A          Fund - Class B          S&P 500 Index(R)(4)

4/02  $10,000                 $10,000                 $10,000
5/02  $ 8,913                 $ 9,417                 $ 9,325
5/03  $ 8,103                 $ 8,065                 $ 8,572

LINE GRAPH:  INVESCO CORE EQUITY FUND - CLASS C GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Core Equity Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(R)(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Core Equity Fund - Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 5/31/03.

      INVESCO Core Equity Fund - Class C        S&P 500 Index(R)(4)

2/00  $10,000                                   $10,000
5/00  $10,666                                   $10,429
5/01  $10,536                                   $ 9,329
5/02  $ 9,148                                   $ 8,038
5/03  $ 8,218                                   $ 7,389

LINE GRAPH:  INVESCO CORE EQUITY FUND - CLASS K GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Core Equity Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(R)(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 5/31/03.

      INVESCO Core Equity Fund - Class K        S&P 500 Index(R)(4)

12/00 $10,000                                  $10,000
 5/01 $ 9,632                                  $ 9,563
 5/02 $ 8,388                                  $ 8,239
 5/03 $ 7,543                                  $ 7,575

(3)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(4)THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

PIE CHART:  CORE EQUITY FUND
            SECTOR BREAKDOWN
            AS OF 5/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Financials..........................22.23%
            Information Technology..............13.56%
            Industrials.........................11.37%
            Consumer Staples....................10.49%
            Energy.............................. 9.74%
            Consumer Discretionary.............. 9.42%
            Health Care......................... 8.35%
            Materials........................... 5.48%
            Telecommunications Services......... 2.95%
            Utilities........................... 2.44%
            Net Cash & Cash Equivalents......... 3.97%

YOUR FUND'S REPORT

TOTAL RETURN FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

All three of the major indexes measuring stock market performance retreated during the 12-month period ended May 31, 2003. For the majority of the year, investors were assailed by one concern after the next, from news of corporate accounting fraud, to rising oil prices, to the war in Iraq and the ongoing threat of terrorism. Additionally, there were few signs of improvement in the economy, with consumer confidence dropping dramatically and the Institute for Supply Management's monthly reports on the manufacturing sector showing stagnation over the course of the year.

--------------------------------------------------------------------------------
                              TOTAL RETURN FUND --
                          Top 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 5/31/03
--------------------------------------------------------------------------------

Target Corp.........................2.47%
Anheuser-Busch Cos..................2.38%
Pfizer Corp.........................2.38%
Wells Fargo & Co....................2.26%
Lehman Brothers Holdings............2.24%
General Electric....................2.14%
Verizon Communications..............2.08%
Citigroup Inc.......................2.01%
Exxon Mobil.........................1.98%
Bank of America.....................1.97%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

However, when the war proved to be shorter than many had anticipated, the market staged an impressive rally from March through May, gaining the most ground in April. Indeed, hopes for a recovery blossomed during this latter part of the fiscal year, as investors were able to turn their attention from geopolitical events to better-than-expected first-quarter earnings reports. Nevertheless, the rally was not enough to boost the stock market's annual return into positive territory.

Against this backdrop, the fund's diversification across asset classes proved beneficial, as defensive-minded investors rewarded bonds during the year. For the 12-month period ended May 31, 2003, Total Return Fund-Investor Class shares declined 4.85%, compared to an 8.05% loss for the S&P 500 Index.(R) The Lehman Government/Credit Bond Index, however, gained 14.57% over the same period. (Of course, past performance is no guarantee of future results.)(5),(6) For performance of other share classes, please see page 2.

EXPOSURE TO FIXED-INCOME MARKETS PROVIDES BALLAST

With equity markets so volatile, investors turned to fixed-income securities for stability. Bond investors originally feared that a Federal Reserve tightening cycle would take hold by 2003, but with the economy's health remaining in question and the possibility of deflation increasingly becoming a concern, the central bank opted to remain open to more easing, as evidenced by a rate cut of 50 basis points in November. Given this turn of events, Treasuries outperformed. And, with its substantial allocation in highly liquid fixed-income securities, the fund benefited.

Pockets of strength on the equities side of the portfolio also played a part in the fund's outperformance of the S&P 500 Index.(R) Although underweight relative to the index in the health care sector, strong stock selection in this area served us well. For example, Pharmacia Corp and Merck & Co both gained ground over the past six months. Investors responded positively to Pfizer's acquisition of Pharmacia, and Merck garnered favor after announcing that its earnings growth was expected to increase significantly in 2003 from flat levels in 2002.

Other outperformance came from the technology sector, which languished early in the period only to stage a dramatic comeback. Although underweight relative to the index in tech stocks, we had increased the fund's position in companies like Hewlett-Packard Co, Nokia Corp, and International Business Machines prior to the rally -- a strategy that proved effective for the fund. Finally, a number of the fund's financial services stocks provided a lift. Standouts included Lehman Brothers Holdings, Merrill Lynch & Co, and American International Group.

SOME HOLDINGS DISAPPOINT

In a period that saw negative returns from every sector of the S&P 500,(R) laggards came from a variety of areas. For example, industrial conglomerate SPX Corp saw its earnings fall back in the second half of 2002 and into 2003 -- a result of the struggling economy. Other detractors from performance included Altria Group (formerly Philip Morris) and Qwest Communications International. Altria suffered legal setbacks related to its tobacco business, and Qwest fell prey to questions about its accounting practices. Although neither of these companies remains a portfolio holding, some losses were incurred prior to our decision to sell them.

PIE CHART:  TOTAL RETURN FUND
            SECTOR BREAKDOWN
            AS OF 5/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            U.S. Government.....................25.07%
            Financials..........................18.68%
            Industrials.........................11.58%
            Information Technology.............. 8.18%
            Consumer Discretionary.............. 7.29%
            Consumer Staples.................... 7.00%
            Materials........................... 6.26%
            Health Care......................... 5.58%
            Energy.............................. 5.06%
            Telecommunications Services......... 4.05%
            Utilities........................... 1.41%
            Net Cash & Cash Equivalents.........(0.16%)

LINE GRAPH:  INVESCO TOTAL RETURN FUND - INVESTOR CLASS GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Total Return Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(R)(6) and to the value of a $10,000 investment in the Lehman
Government/Credit Bond Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten-year period ended 5/31/03.

      INVESCO TOTAL RETURN FUND -                          LEHMAN GOVERNMENT/
      INVESTOR CLASS                   S&P 500 INDEX(6)    CREDIT BOND INDEX(6)

5/93  $10,000                          $10,000             $10,000
5/94  $10,733                          $10,425             $10,101
5/95  $12,589                          $12,527             $11,274
5/96  $14,711                          $16,086             $11,736
5/97  $17,616                          $20,821             $12,663
5/98  $21,523                          $27,205             $14,117
5/99  $23,749                          $32,926             $14,690
5/00  $21,781                          $36,373             $14,971
5/01  $22,017                          $32,536             $16,896
5/02  $20,887                          $28,033             $18,222
5/03  $19,873                          $25,771             $20,877

MEET THE NEW MANAGEMENT TEAM
(AS OF 7/1/03)

KENNETH R. BOWLING, CFA
AS DIRECTOR OF U.S. FIXED-INCOME, KEN HAS BEEN WITH THE INVESCO FIXED-INCOME DIVISION SINCE 1993. KEN EARNED A BACHELOR OF SCIENCE DEGREE IN MECHANICAL ENGINEERING AND A MASTERS IN ENGINEERING FROM THE UNIVERSITY OF LOUISVILLE. HE IS ALSO A CHARTERED FINANCIAL ANALYST CHARTERHOLDER AND A MEMBER OF THE LOUISVILLE SOCIETY OF FINANCIAL ANALYSTS BEFORE JOINING INVESCO, HE WAS A LEAD ENGINEER WITH GENERAL ELECTRIC, AND A PROJECT ENGINEER WITH GENERAL MOTORS.

MICHAEL C. HEYMAN, CFA
MICK IS A MEMBER OF THE INVESCO-NAM PORTFOLIO GROUP AND HAS MORE THAN 25 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY, A CHARTERED FINANCIAL ANALYST CHARTERHOLDER, AND A MEMBER OF THE LOUISVILLE SOCIETY OF FINANCIAL ANALYSTS.

STEPHEN M. JOHNSON, CFA
STEVE JOHNSON JOINED INVESCO IN MAY OF 1991. AS CHIEF INVESTMENT OFFICER OF INVESCO FIXED-INCOME, HE IS RESPONSIBLE FOR ALL PHASES OF THE FIXED-INCOME INVESTMENT PROCESS. STEVE EARNED A BACHELOR OF SCIENCE DEGREE IN PETROLEUM ENGINEERING FROM THE UNIVERSITY OF KANSAS, AN MBA FROM RICE UNIVERSITY, AND IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER. HE BEGAN HIS INVESTMENT CAREER IN 1986, AND PRIOR TO JOINING INVESCO, HE WORKED AS A FIXED-INCOME PORTFOLIO MANAGER FOR THE CAPITAL MANAGEMENT DIVISION OF PNC BANK.

MARK W. LATTIS, CFA
MARK IS A MEMBER OF THE INVESCO-NAM PORTFOLIO GROUP AND HAS MORE THAN 10 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. AFTER COMPLETING HIS UNDERGRADUATE STUDIES AT THE UNIVERSITY OF LOUISVILLE, MARK EARNED AN MBA FROM THE UNIVERSITY OF KENTUCKY. HE IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER, AND CURRENTLY SERVES AS PRESIDENT OF THE LOUISVILLE SOCIETY OF FINANCIAL ANALYSTS.

RICHARD J. KING, CFA
RICH JOINED INVESCO'S FIXED-INCOME INVESTMENT MANAGEMENT TEAM IN 2000, BRINGING 16 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE. HE IS A GRADUATE OF THE OHIO STATE UNIVERSITY WHERE HE EARNED A BACHELOR OF SCIENCE DEGREE IN
BUSINESS ADMINISTRATION. HE HAS PASSED THE CERTIFIED PUBLIC ACCOUNTANT EXAMINATION, AND IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER. PRIOR TO
INVESCO, RICH SERVED AS CHAIRMAN OF THE CORE SECTOR GROUP OF CRITERION INVESTMENT MANAGEMENT, AND WAS ALSO A MANAGING DIRECTOR AND PORTFOLIO MANAGER WITH BEAR STEARNS ASSET MANAGEMENT.

DIVERSIFICATION REMAINS A PRIMARY FOCUS

An economic recovery seems to be gradually taking shape in the wake of improved investor sentiment, the end of the war in Iraq, and the passage of an economic stimulus plan. We'll keep looking for new opportunities on both the buy and sell sides, taking profits where we can and making the most of any attractive valuations resulting from the market volatility. As always, we will maintain significant exposure to fixed-income securities for diversification purposes.

REPORTED BY FORMER FUND MANAGERS CHARLES P. MAYER (EQUITY) AND RICHARD R. HINDERLIE (FIXED-INCOME). AS OF 7/1/03, THE FUND HAS BEEN MANAGED BY KENNETH R. BOWLING, MICHAEL C. HEYMAN, STEPHEN M. JOHNSON, MARK W. LATTIS, AND RICHARD J. KING.

LINE GRAPH: INVESCO TOTAL RETURN FUND - CLASS A & CLASS B GROWTH OF $10,000(5)

This line graph  compares  the value of a $10,000  investment  in INVESCO  Total
Return Fund - Class A and the value of a $10,000 investment in INVESCO Total Return Fund - Class B to the value of a $10,000 investment in the S&P 500 Index(R)(6) and to the value of a $10,000 investment in the Lehman
Government/Credit Bond Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Total Return Fund - Class A and Class B, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 5/31/03.

      INVESCO TOTAL RETURN    INVESCO TOTAL RETURN                        LEHMAN GOVERNMENT/
      FUND - CLASS A          FUND - CLASS B          S&P 500 INDEX(6)    CREDIT BOND INDEX(6)

4/02  $10,000                 $10,000                 $10,000             $10,000
5/02  $ 9,107                 $ 9,624                 $ 9,325             $10,288
5/03  $ 8,652                 $ 8,691                 $ 8,572             $11,787

LINE GRAPH:  INVESCO TOTAL RETURN FUND - CLASS C GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Total Return Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(R)(6) and to the value of a $10,000 investment in the Lehman
Government/Credit Bond Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Total Return Fund - Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 5/31/03.

                                                                LEHMAN GOVERNMENT/
      INVESCO TOTAL RETURN FUND - CLASS C    S&P 500 INDEX(6)   CREDIT BOND INDEX(6)
2/00  $10,000                                $10,000            $10,000
5/00  $10,440                                $10,429            $10,086
5/01  $10,254                                $ 9,329            $11,383
5/02  $ 9,593                                $ 8,038            $12,277
5/03  $ 9,026                                $ 7,389            $14,065

(5)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(6)THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET, AND THE LEHMAN GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX REFLECTING PERFORMANCE OF THE LONG-TERM FIXED-INCOME MARKET. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

MARKET HEADLINES

MARKET OVERVIEW:

JUNE 2002 THROUGH MAY 2003

After two years of declines in the stock market, investors had hoped to see an improvement through 2002 and into 2003. Instead, the market continued downward, with the major stock indexes registering losses for the 12-month period ended May 31, 2003.

There were a number of factors responsible for the year's decline. First, a series of corporate accounting scandals dominated the news well into summer 2002, tainting investors' perceptions of the market. Talk of Enron's collapse lingered -- and new scandals surrounding companies such as WorldCom Inc, Tyco International Ltd, and HealthSouth Corp followed. Furthermore, geopolitical uncertainty persisted throughout the year to varying degrees as threats of terrorist attacks, a nuclear standoff between India and Pakistan, speculation regarding the U.S.'s intentions toward Iraq, and North Korea's refusal to obey a 1994 arms agreement all clouded the landscape. In addition, oil prices surged, as inventories were pressured by strikes in Venezuela, violence in Nigeria, and concerns over a potential war with Iraq.

In addition, a generally weak economy and disappointing corporate earnings were ongoing stories. Although a few rallies were ignited by hopes that a recovery might be forthcoming -- most notably, a two-month surge that began on October 10, 2002, a week-long rally during the first days of January 2003, and a mini-rebound in mid-March on the heels of the long-awaited start to the war in Iraq -- they could not be sustained in such an uncertain environment.

Meanwhile, investors flocked to investments with defensive reputations. Fixed-income securities advanced, benefiting from the flight-to-quality trend as well as the Federal Reserve's decision to leave interest rates unchanged until November, when a surprisingly steep 50-basis-point cut was implemented. Gold stocks and real estate investment trusts were other top performers. Conversely, high-growth sectors, including technology and telecommunications, declined.

As the fiscal period came to a close, investors seemed to be growing increasingly optimistic. For one, quick success by the American-led coalition in the liberation of Iraq muted one source of uncertainty. Additionally, investors were encouraged by the economic rebound in the weeks following the war, during which consumer confidence and manufacturing activity improved.

To be sure, risks remained. However, the end of the fiscal year saw investors focusing on the positive rather than worrying about potential negatives. For example, the dollar's slide versus the euro could have stirred concerns that foreign investors might sell dollar-denominated assets. Instead, investors pointed to the potentially stimulative effects that the weak dollar might have on exports and manufacturing. Investors' newfound optimism was also reflected in the market's technical profile at period-end, which saw trading volume spike higher during rallies, while dropping as stocks slid, reflecting an overall desire on the part of investors to buy stocks.

While we don't believe equity markets are necessarily out of the woods yet, the economic progress made since the resolution of the war has made the outlook for equities at the end of May 2003 brighter than it was this time last year. No less an authority than Federal Reserve Chairman Alan Greenspan revealed that he was surprised and encouraged by the recent economic improvement. Nevertheless, for this recovery to find its legs, investors and consumers will likely need to see a sustained upturn in the employment market before the bear market is officially pronounced dead.

INVESTMENT HOLDINGS

STATEMENT OF INVESTMENT SECURITIES
INVESCO COMBINATION STOCK & BOND FUNDS, INC.
MAY 31, 2003

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------
65.76  COMMON STOCKS
1.33   AEROSPACE & DEFENSE
       United Technologies                                        158,300  $   10,803,975
============================================================================================
1.29   ALUMINUM
       Alcoa Inc                                                  426,400      10,493,704
============================================================================================
1.72   APPLICATION SOFTWARE
       SAP AG Sponsored ADR Representing 1/4 Ord Shr              148,600       4,232,128
       Software HOLDRs Trust(a)                                   309,600       9,755,496
============================================================================================
                                                                               13,987,624
2.76   BANKS
       Bank of New York                                           348,300      10,079,802
       Wells Fargo & Co                                           255,000      12,316,500
============================================================================================
                                                                               22,396,302
2.79   BIOTECHNOLOGY
       Amgen Inc(b)                                               189,000      12,230,190
       Biotech HOLDRs Trust(a)                                     86,300      10,381,890
============================================================================================
                                                                               22,612,080
1.56   BREWERS
       Anheuser-Busch Cos                                         240,400      12,652,252
============================================================================================
0.50   CABLE & SATELLITE OPERATORS
       EchoStar Communications Class A Shrs(b)                    121,600       4,083,328
============================================================================================
0.52   CASINOS & GAMING
       Harrah's Entertainment(b)                                  105,000       4,209,450
============================================================================================
0.95   COMPUTER STORAGE & PERIPHERALS
       EMC Corp(b)                                                711,100       7,694,102
============================================================================================
1.95   DATA PROCESSING SERVICES
       First Data                                                 177,900       7,368,618
       Fiserv Inc(b)                                              254,400       8,418,096
============================================================================================
                                                                               15,786,714
0.87   DIVERSIFIED CHEMICALS
       Dow Chemical                                               222,000       7,059,600
============================================================================================
5.90   DIVERSIFIED FINANCIAL SERVICES
       American Express                                           157,800       6,573,948
       Citigroup Inc                                              443,300      18,184,166
       Goldman Sachs Group                                         62,600       5,101,900
       JP Morgan Chase & Co                                       548,000      18,007,280
============================================================================================
                                                                               47,867,294
1.23  ELECTRICAL COMPONENTS & EQUIPMENT
      SPX Corp(b)                                                 258,800       9,971,564
============================================================================================
1.27  GENERAL MERCHANDISE STORES
      Target Corp                                                 280,100      10,260,063
============================================================================================

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

1.88   HEALTH CARE EQUIPMENT
       Boston Scientific(b)                                       127,400  $    6,637,540
       Medtronic Inc                                              176,600       8,605,718
============================================================================================
                                                                               15,243,258
1.43   HYPERMARKETS & SUPER CENTERS
       Wal-Mart Stores                                            220,400      11,595,244
============================================================================================
1.50   INDUSTRIAL CONGLOMERATES
       General Electric                                           425,000      12,197,500
============================================================================================
0.71   INDUSTRIAL MACHINERY
       Illinois Tool Works                                         92,900       5,764,445
============================================================================================
2.26   INTEGRATED OIL & GAS
       BP PLC Sponsored ADR Representing 6 Ord Shrs               104,100       4,360,749
       Exxon Mobil                                                384,400      13,992,160
============================================================================================
                                                                               18,352,909
1.22   INTEGRATED TELECOMMUNICATION SERVICES
       BellSouth Corp                                             113,700       3,014,187
       SBC Communications                                         134,500       3,424,370
       Verizon Communications                                      92,200       3,489,770
============================================================================================
                                                                                9,928,327
1.89   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Janus Capital Group                                        407,900       6,342,845
       Merrill Lynch & Co                                         208,000       9,006,400
============================================================================================
                                                                               15,349,245
2.65   INVESTMENT COMPANIES
       DIAMONDS Trust Series I Shrs(c)                            117,900      10,474,236
       Nasdaq-100 Trust Series 1 Shrs(b)                          369,400      11,004,426
============================================================================================
                                                                               21,478,662
0.67   IT CONSULTING & SERVICES
       Affiliated Computer Services Class A Shrs(b)               117,100       5,426,414
============================================================================================
1.30   MOVIES & ENTERTAINMENT
       AOL Time Warner(b)                                         344,800       5,247,856
       Viacom Inc Class B Shrs(b)                                 116,700       5,312,184
============================================================================================
                                                                               10,560,040
1.31   MULTI-LINE INSURANCE
       American International Group                               182,900      10,586,252
============================================================================================
1.11   NETWORKING EQUIPMENT
       Cisco Systems(b)                                           553,400       9,009,352
============================================================================================
0.59   OIL & GAS EQUIPMENT & SERVICES
       Baker Hughes                                               145,600       4,812,080
============================================================================================
1.09   OIL & GAS EXPLORATION, PRODUCTION &
         TRANSPORTATION
       Apache Corp                                                133,845       8,823,062
============================================================================================
1.21   PAPER PRODUCTS
       International Paper                                        267,300       9,801,891
============================================================================================

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

0.64   PERSONAL PRODUCTS
       Avon Products                                               85,200  $    5,192,088
============================================================================================
7.99   PHARMACEUTICALS
       Abbott Laboratories                                        239,500      10,669,725
       Forest Laboratories(b)                                     117,600       5,938,800
       Johnson & Johnson                                          171,900       9,342,765
       Merck & Co                                                 179,900       9,998,842
       Pfizer Inc                                                 411,800      12,774,036
       Teva Pharmaceutical Industries Ltd Sponsored ADR
         Representing Ord Shrs                                    114,200       5,788,684
       Wyeth                                                      235,300      10,317,905
============================================================================================
                                                                               64,830,757
0.69   PROPERTY & CASUALTY INSURANCE
       Allstate Corp                                              155,700       5,603,643
============================================================================================
0.99   RAILROADS
       Norfolk Southern                                           365,500       8,011,760
============================================================================================
0.52   RESTAURANTS
       Starbucks Corp(b)                                          170,200       4,193,898
============================================================================================
1.24   SEMICONDUCTOR EQUIPMENT
       Applied Materials(b)                                       643,700      10,015,972
============================================================================================
3.16   SEMICONDUCTORS
       Intel Corp                                                 442,500       9,221,700
       Semiconductor HOLDRs Trust(a)                              282,400       8,457,880
       Texas Instruments                                          388,200       7,958,100
============================================================================================
                                                                               25,637,680
1.47   SOFT DRINKS
       Coca-Cola Co                                               260,800      11,884,656
============================================================================================
3.60   SYSTEMS SOFTWARE
       Microsoft Corp                                             534,100      13,144,201
       Oracle Corp(b)                                             513,900       6,685,839
       VERITAS Software(b)                                        337,400       9,362,850
============================================================================================
                                                                               29,192,890
       TOTAL COMMON STOCKS (COST $488,841,979)                                533,370,077
============================================================================================
30.22  FIXED INCOME SECURITIES
13.51  US GOVERNMENT OBLIGATIONS
       US Treasury Notes
         5.875%, 11/15/2004                                $   20,000,000      21,342,960
         5.750%, 11/15/2005                                $   20,000,000      22,080,460
         3.875%, 2/15/2013                                 $   10,000,000      10,442,580
         3.000%, 11/15/2007                                $   10,000,000      10,375,390
         1.625%, 1/31/2005                                 $   25,000,000      25,167,975
         1.625%, 4/30/2005                                 $   20,000,000      20,124,220
============================================================================================
         TOTAL US GOVERNMENT OBLIGATIONS
           (Amortized Cost $106,510,241)                                      109,533,585
============================================================================================

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

9.86   US Government Agency Obligations
       Fannie Mae, Gtd Mortgage Pass-Through Certificates
         4.500%, 5/1/2018                                  $    7,964,993  $    8,179,223
         4.500%, 6/1/2018                                  $   25,000,000      25,672,414
       Government National Mortgage Association I
         Gtd Mortgage Pass-Through Certificates
          5.000%, 11/15/2017                               $    9,548,440       9,986,281
          5.000%, 2/15/2018                                $   12,269,305      12,828,959
       Government National Mortgage Association I & II
         Single Issuer
          5.500%, 12/15/2031                               $    9,005,124       9,425,348
          5.000%, 2/15/2018                                $   12,343,716      12,906,765
          5.000%, 3/15/2018                                $      944,137         987,203
============================================================================================
         TOTAL US GOVERNMENT AGENCY OBLIGATIONS
           (Amortized Cost $78,762,693)                                        79,986,193
============================================================================================
6.85   CORPORATE BONDS
0.32   AUTOMOBILE MANUFACTURERS
       General Motors Acceptance, Sr Notes, 6.125%,
         8/28/2007                                         $    2,500,000       2,622,423
============================================================================================
0.54   BANKS
       Washington Mutual, Sr Notes, 4.375%, 1/15/2008      $    1,000,000       1,062,219
       Wells Fargo & Co, Notes, 5.250%, 12/1/2007          $    3,000,000       3,316,668
============================================================================================
                                                                                4,378,887
0.37   CABLE & SATELLITE OPERATORS
       Continental Cablevision, Sr Deb, 9.500%, 8/1/2013   $    2,500,000       3,004,920
============================================================================================
0.39   DIVERSIFIED FINANCIAL SERVICES
       Citigroup Inc, Notes, 4.125%, 6/30/2005             $    3,000,000       3,146,271
============================================================================================
3.96   ELECTRIC UTILITIES
       Cleveland Electric Illuminating, Secured Notes
         Series D, 7.880%, 11/1/2017                       $    1,000,000       1,282,432
       Commonwealth Edison, 1st Mortgage Notes
         Series 76, 8.250%, 10/1/2006                      $    1,000,000       1,185,528
       Consumers Energy, 1st & Refunding Mortgage Notes
         7.375%, 9/15/2023                                 $    2,500,000       2,621,583
       El Paso Electric, 1st Mortgage Notes, Series E,
         9.400%, 5/1/2011                                  $    2,000,000       2,329,506
       Jersey Central Power & Light, 1st Mortgage
         Medium-Term Notes, Series C, 7.980%, 2/16/2023    $    2,000,000       2,092,926
       Niagara Mohawk Power, 1st Mortgage Notes, 7.750%,
         5/15/2006                                         $    4,000,000       4,577,608
       Pennsylvania Power, 1st Mortgage Notes, 8.500%,
         7/15/2022                                         $    2,500,000       2,609,110
       Public Service of New Mexico, Sr Notes
         Series A, 7.100%, 8/1/2005                        $    5,000,000       5,440,935
         Series B, 7.500%, 8/1/2018                        $    5,000,000       5,818,520
       Texas Utilities Electric, 1st Mortgage Notes &
         Collateral Trust, 7.875%, 4/1/2024                $    4,000,000       4,182,412
============================================================================================
                                                                               32,140,560
0.10   FOREST PRODUCTS
       Weyerhaeuser Co, Notes, 6.750%, 3/15/2012           $      695,000         801,992
============================================================================================

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

0.20   HOUSEHOLD PRODUCTS
       Procter & Gamble, Notes, 4.750%, 6/15/2007          $    1,500,000  $    1,632,597
============================================================================================
0.42   INTEGRATED TELECOMMMUNICATION SERVICES
       Verizon Global Funding, Notes, 6.125%, 6/15/2007    $    3,000,000       3,393,066
============================================================================================
0.09   PAPER PRODUCTS
       International Paper, Notes, 5.850%, 10/30/2012      $      670,000         741,418
============================================================================================
0.32   RAILROADS
       Burlington Northern Santa Fe, Notes, 6.125%,
         3/15/2009                                         $    1,100,000       1,270,888
       Union Pacific, Notes, 6.650%, 1/15/2011             $    1,100,000       1,293,652
============================================================================================
                                                                                2,564,540
0.14   SOFT DRINKS
       Coca-Cola Enterprises, Notes, 4.375%, 9/15/2009     $    1,075,000       1,151,025
============================================================================================
         TOTAL CORPORATE BONDS (Amortized Cost $50,577,271)                    55,577,699
============================================================================================
       TOTAL FIXED INCOME SECURITIES
         (AMORTIZED COST $235,850,205)                                        245,097,477
============================================================================================
1.22   SHORT-TERM INVESTMENTS
0.99   COMMERCIAL PAPER
0.99   DIVERSIFIED FINANCIAL SERVICES
       State Street Boston, Discount Notes, 1.330%,
         6/2/2003 (Amortized Cost $7,999,704)              $    8,000,000       7,999,704
============================================================================================
0.23   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street dated
         5/30/2003 due 6/2/2003 at 1.220%, repurchased
         at $1,900,193 (Collateralized by Federal Farm
         Credit Bank, Bonds, due 12/15/2004 at 3.875%,
         value $1,944,099) (Cost $1,900,000)               $    1,900,000       1,900,000
============================================================================================
       TOTAL SHORT-TERM INVESTMENTS
         (AMORTIZED COST $9,899,704)                                            9,899,704
============================================================================================
97.20  TOTAL INVESTMENTS AT VALUE
         (COST $734,591,888)                                                  788,367,258
============================================================================================
2.80   OTHER ASSETS LESS LIABILITIES                                           22,728,518
============================================================================================
100.00 NET ASSETS AT VALUE                                                 $  811,095,776
============================================================================================

CORE EQUITY FUND
95.93  COMMON STOCKS
2.85   AEROSPACE & DEFENSE
       L-3 Communications Holdings(b)                             412,800  $   17,894,880
       Lockheed Martin                                            517,600      24,026,992
       United Technologies                                        453,400      30,944,550
============================================================================================
                                                                               72,866,422
1.36   ALUMINUM
       Alcoa Inc                                                1,415,900      34,845,299
============================================================================================
0.49   APPLICATION SOFTWARE
       PeopleSoft Inc(b)                                          759,100      12,418,876
============================================================================================

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

9.16   BANKS
       Bank of America                                            547,500  $   40,624,500
       Bank of New York                                         1,601,600      46,350,304
       Charter One Financial                                    1,740,445      53,013,955
       Wachovia Corp                                            1,062,600      42,695,268
       Wells Fargo & Co                                         1,066,800      51,526,440
============================================================================================
                                                                              234,210,467
3.09   BREWERS
       Anheuser-Busch Cos                                       1,500,000      78,945,000
============================================================================================
1.63   CASINOS & GAMING
       Harrah's Entertainment(b)                                  695,100      27,866,559
       Park Place Entertainment(b)                              1,800,000      13,716,000
============================================================================================
                                                                               41,582,559
3.06   COMPUTER HARDWARE
       Hewlett-Packard Co                                       2,162,500      42,168,750
       International Business Machines                            408,700      35,981,948
============================================================================================
                                                                               78,150,698
1.03   DIVERSIFIED CHEMICALS
       Dow Chemical                                               827,000      26,298,600
============================================================================================
5.37   DIVERSIFIED FINANCIAL SERVICES
       Citigroup Inc                                            1,567,200      64,286,544
       JP Morgan Chase & Co                                     2,218,600      72,903,196
============================================================================================
                                                                              137,189,740
2.34   ELECTRIC UTILITIES
       Dominion Resources                                         420,600      26,497,800
       Exelon Corp                                                106,700       6,113,910
       FPL Group                                                  410,300      27,272,641
============================================================================================
                                                                               59,884,351
0.74   ELECTRICAL COMPONENTS & EQUIPMENT
       SPX Corp(b)                                                490,000      18,879,700
============================================================================================
1.25   ENVIRONMENTAL SERVICES
       Waste Management                                         1,252,300      31,896,081
============================================================================================
2.44   GENERAL MERCHANDISE STORES
       Target Corp                                              1,700,000      62,271,000
============================================================================================
0.52   HEALTH CARE SUPPLIES
       Alcon Inc                                                  310,100      13,179,250
============================================================================================
1.49   HYPERMARKETS & SUPER CENTERS
       Wal-Mart Stores                                            725,000      38,142,250
============================================================================================
1.94   INDUSTRIAL CONGLOMERATES
       General Electric                                         1,728,100      49,596,470
============================================================================================
2.77   INDUSTRIAL MACHINERY
       Danaher Corp                                               467,000      31,251,640
       Illinois Tool Works                                        639,000      39,649,950
============================================================================================
                                                                               70,901,590

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

6.15   INTEGRATED OIL & GAS
       BP PLC Sponsored ADR Representing 6 Ord Shrs             1,100,000  $   46,079,000
       Exxon Mobil                                              2,060,000      74,984,000
       Occidental Petroleum                                     1,067,800      36,027,572
============================================================================================
                                                                              157,090,572
2.95   INTEGRATED TELECOMMUNICATION SERVICES
       BellSouth Corp                                             572,000      15,163,720
       SBC Communications                                       1,028,300      26,180,518
       Verizon Communications                                     900,000      34,065,000
============================================================================================
                                                                               75,409,238
5.37   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Janus Capital Group                                      2,655,600      41,294,580
       Lehman Brothers Holdings                                   718,700      51,480,481
       Merrill Lynch & Co                                       1,029,300      44,568,690
============================================================================================
                                                                              137,343,751
1.40   IT CONSULTING & SERVICES
       Accenture Ltd(b)                                         2,040,800      35,754,816
============================================================================================
1.25   LIFE & HEALTH INSURANCE
       John Hancock Financial Services                          1,052,800      31,847,200
============================================================================================
1.08   MULTI-LINE INSURANCE
       American International Group                               477,200      27,620,336
============================================================================================
1.31   OIL & GAS EQUIPMENT & SERVICES
       Baker Hughes                                               572,200      18,911,210
       Schlumberger Ltd                                           298,400      14,508,208
============================================================================================
                                                                               33,419,418
2.29   OIL & GAS EXPLORATION, PRODUCTION &
         TRANSPORTATION
       Apache Corp                                                469,560      30,953,395
       Kerr-McGee Corp                                            578,500      27,525,030
============================================================================================
                                                                               58,478,425
3.28   PACKAGED FOODS & MEATS
       Hershey Foods                                              350,300      24,906,330
       H.J. Heinz                                                 716,500      23,694,655
       Kellogg Co                                               1,000,000      35,200,000
============================================================================================
                                                                               83,800,985
1.19   PAPER PACKAGING
       Temple-Inland Inc                                          650,000      30,316,000
============================================================================================
1.90   PAPER PRODUCTS
       Bowater Inc                                                750,000      29,392,500
       International Paper                                        526,300      19,299,421
============================================================================================
                                                                               48,691,921
2.63   PERSONAL PRODUCTS
       Gillette Co                                              2,000,000      67,220,000
============================================================================================
7.84   PHARMACEUTICALS
       Bristol-Myers Squibb                                     1,592,700      40,773,120
       Eli Lilly & Co                                             682,000      40,763,140

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

       Merck & Co                                                 839,600  $   46,664,968
       Pfizer Inc                                               2,324,880      72,117,778
============================================================================================
                                                                              200,319,006
4.26   PUBLISHING & PRINTING
       Gannett Co                                                 452,000      35,708,000
       Knight-Ridder Inc                                          220,900      15,560,196
       McGraw-Hill Cos                                            911,000      57,584,310
============================================================================================
                                                                              108,852,506
1.81   RAILROADS
       Kansas City Southern(b)                                    950,000      11,333,500
       Norfolk Southern                                         1,596,000      34,984,320
============================================================================================
                                                                               46,317,820
1.08   RESTAURANTS
       McDonald's Corp                                          1,477,100      27,666,083
============================================================================================
1.08   SEMICONDUCTOR EQUIPMENT
       Applied Materials(b)                                     1,783,200      27,746,592
============================================================================================
3.78   SEMICONDUCTORS
       Intel Corp                                               2,633,400      54,880,056
       Texas Instruments                                        2,039,700      41,813,850
============================================================================================
                                                                               96,693,906
1.96   SYSTEMS SOFTWARE
       Microsoft Corp                                           2,037,100      50,133,031
============================================================================================
1.79   TELECOMMUNICATIONS EQUIPMENT
       Nokia Corp Sponsored ADR Representing Ord Shrs           2,533,600      45,706,144
============================================================================================
       TOTAL COMMON STOCKS (COST $2,017,501,665)                            2,451,686,103
============================================================================================
0.10   FIXED INCOME SECURITIES -- CORPORATE BONDS
0.10   ELECTRIC UTILITIES
       El Paso Electric, 1st Mortgage Notes, Series D,
         8.900%, 2/1/2006 (Amortized Cost $2,247,438)      $    2,215,000       2,496,314
============================================================================================
4.18   SHORT-TERM INVESTMENTS
4.11   COMMERCIAL PAPER
1.57   BANKS
       Citicorp, 1.260%, 6/4/2003                          $   40,000,000      40,000,000
============================================================================================
1.56   CONSUMER RECEIVABLES
       New Center Asset Trust, Series 1, Discount Notes
        1.340%, 6/2/2003                                   $   40,000,000      39,998,511
============================================================================================
0.98   DIVERSIFIED FINANCIAL SERVICES
       State Street Boston, Discount Notes, 1.330%,
         6/2/2003                                          $   25,000,000      24,999,076
============================================================================================
        TOTAL COMMERCIAL PAPER (Amortized Cost $104,997,587)                  104,997,587
============================================================================================
0.07   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street dated
         5/30/2003 due 6/2/2003 at 1.220%, repurchased at
         $1,915,195 (Collateralized by Fannie Mae,
         Discount Notes, due 7/2/2003, value $1,957,898)
         (Cost $1,915,000)                                 $    1,915,000       1,915,000
============================================================================================

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

       TOTAL SHORT-TERM INVESTMENTS
        (AMORTIZED COST $106,912,587)                                      $  106,912,587
============================================================================================
100.21 TOTAL INVESTMENTS AT VALUE
        (COST $2,126,661,690)                                               2,561,095,004
============================================================================================
(0.21) OTHER ASSETS LESS LIABILITIES                                           (5,353,082)
============================================================================================
100.00 NET ASSETS AT VALUE                                                 $2,555,741,922
============================================================================================

TOTAL RETURN FUND
68.97  COMMON STOCKS
2.77   AEROSPACE & DEFENSE
       L-3 Communications Holdings(b)                             100,300  $    4,348,005
       Lockheed Martin                                            169,000       7,844,980
       United Technologies                                        150,700      10,285,275
============================================================================================
                                                                               22,478,260
1.44   ALUMINUM
       Alcoa Inc                                                  476,700      11,731,587
============================================================================================
0.35   APPLICATION SOFTWARE
       PeopleSoft Inc(b)                                          176,300       2,884,268
============================================================================================
1.00   AUTO PARTS & EQUIPMENT
       Advance Auto Parts(b)                                      136,800       8,136,864
============================================================================================
6.58   BANKS
       Bank of America                                            215,700      16,004,940
       Mellon Financial                                           364,200       9,895,314
       Wachovia Corp                                              228,700       9,189,166
       Wells Fargo & Co                                           380,000      18,354,000
============================================================================================
                                                                               53,443,420
2.38   BREWERS
       Anheuser-Busch Cos                                         367,300      19,330,999
============================================================================================
2.51   COMPUTER HARDWARE
       Hewlett-Packard Co                                         531,600      10,366,200
       International Business Machines                            114,100      10,045,364
============================================================================================
                                                                               20,411,564
0.51   CONSTRUCTION MACHINERY, FARM
         MACHINERY & HEAVY TRUCKS
       Navistar International(b)                                  134,700       4,151,454
============================================================================================
1.11   DIVERSIFIED CHEMICALS
       Dow Chemical                                               284,800       9,056,640
============================================================================================
2.58   DIVERSIFIED FINANCIAL SERVICES
       Citigroup Inc                                              398,200      16,334,164
       JP Morgan Chase & Co                                       141,000       4,633,260
============================================================================================
                                                                               20,967,424
1.41   ELECTRIC UTILITIES
       Dominion Resources                                          44,200       2,784,600
       Exelon Corp                                                 34,600       1,982,580

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

       FPL Group                                                  101,000  $    6,713,470
============================================================================================
                                                                               11,480,650
1.10   ELECTRICAL COMPONENTS & EQUIPMENT
       SPX Corp(b)                                                232,000       8,938,960
============================================================================================
2.47   GENERAL MERCHANDISE STORES
       Target Corp                                                548,000      20,073,240
============================================================================================
0.73   HOUSEHOLD PRODUCTS
       Procter & Gamble                                            64,200       5,894,844
============================================================================================
2.14   INDUSTRIAL CONGLOMERATES
       General Electric                                           606,100      17,395,070
============================================================================================
1.43   INDUSTRIAL GASES
       Praxair Inc                                                193,200      11,590,068
============================================================================================
3.59   INDUSTRIAL MACHINERY
       Danaher Corp                                               152,200      10,185,224
       Illinois Tool Works                                        193,100      11,981,855
       Timken Co                                                  425,700       6,972,966
============================================================================================
                                                                               29,140,045
1.32   INSURANCE BROKERS
       Marsh & McLennan                                           214,400      10,747,872
============================================================================================
3.24   INTEGRATED OIL & GAS
       BP PLC Sponsored ADR Representing 6 Ord Shrs               244,200      10,229,538
       Exxon Mobil                                                441,600      16,074,240
============================================================================================
                                                                               26,303,778
3.63   INTEGRATED TELECOMMUNICATION SERVICES
       BellSouth Corp                                             154,900       4,106,399
       SBC Communications                                         332,700       8,470,542
       Verizon Communications                                     446,500      16,900,025
============================================================================================
                                                                               29,476,966
4.76   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Janus Capital Group                                        408,700       6,355,285
       Lehman Brothers Holdings                                   253,700      18,172,531
       Merrill Lynch & Co                                         327,900      14,198,070
============================================================================================
                                                                               38,725,886
0.88   IT CONSULTING & SERVICES
       Accenture Ltd(b)                                           408,000       7,148,160
============================================================================================
0.80   MULTI-LINE INSURANCE
       American International Group                               112,700       6,523,076
============================================================================================
0.76   OIL & GAS EQUIPMENT & SERVICES
       Baker Hughes                                               186,500       6,163,825
============================================================================================
1.06   OIL & GAS EXPLORATION, PRODUCTION &
         TRANSPORTATION
       Kerr-McGee Corp                                            181,800       8,650,044
============================================================================================
1.75   PACKAGED FOODS & MEATS
       H.J. Heinz                                                 200,000       6,614,000

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

       Hershey Foods                                              106,800  $    7,593,480
============================================================================================
                                                                               14,207,480
2.07   PAPER PRODUCTS
       Bowater Inc                                                246,000       9,640,740
       International Paper                                        196,100       7,190,987
============================================================================================
                                                                               16,831,727
5.58   PHARMACEUTICALS
       Bristol-Myers Squibb                                       252,400       6,461,440
       Eli Lilly & Co                                              81,700       4,883,209
       Merck & Co                                                 263,500      14,645,330
       Pfizer Inc                                                 624,000      19,356,480
============================================================================================
                                                                               45,346,459
0.36   PROPERTY & CASUALTY INSURANCE
       St Paul                                                     79,300       2,900,794
============================================================================================
2.05   PUBLISHING & PRINTING
       Knight-Ridder Inc                                           71,600       5,043,504
       McGraw-Hill Cos                                            184,200      11,643,282
============================================================================================
                                                                               16,686,786
1.05   RAILROADS
       Union Pacific                                              139,900       8,532,501
============================================================================================
1.12   RESTAURANTS
       McDonald's Corp                                            486,900       9,119,637
============================================================================================
0.62   SEMICONDUCTOR EQUIPMENT
       Applied Materials(b)                                       325,000       5,057,000
============================================================================================
2.64   SEMICONDUCTORS
       Intel Corp                                                 520,900      10,855,556
       Texas Instruments                                          515,500      10,567,750
============================================================================================
                                                                               21,423,306
1.18   TELECOMMUNICATIONS EQUIPMENT
       Nokia Corp Sponsored ADR Representing Ord Shrs             530,300       9,566,612
============================================================================================
       TOTAL COMMON STOCKS (COST $552,815,989)                                560,517,266
============================================================================================
28.66  FIXED INCOME SECURITIES
6.73   US GOVERNMENT OBLIGATIONS
       US Treasury Notes
         3.875%, 2/15/2013                                 $    8,600,000       8,980,619
         2.875%, 6/30/2004                                 $    7,500,000       7,638,870
         1.625%, 1/31/2005                                 $   25,000,000      25,167,975
         1.625%, 4/30/2005                                 $   12,800,000      12,879,501
============================================================================================
        TOTAL US GOVERNMENT OBLIGATIONS
          (Amortized Cost $54,296,787)                                         54,666,965
============================================================================================
16.44  US GOVERNMENT AGENCY OBLIGATIONS
       Fannie Mae, Gtd Mortgage Pass-Through Certificates
         5.000%, 1/1/2017                                  $   17,266,787      17,939,122
         4.500%, 5/1/2018                                  $   19,912,481      20,448,058
         4.500%, 6/1/2018                                  $   10,000,000      10,268,966

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

       Government National Mortgage Association I
         Gtd Mortgage Pass-Through Certificates
           6.000%, 7/15/2028                               $    6,462,714  $    6,783,902
           6.000%, 4/15/2029                               $    5,741,281       6,023,807
           5.500%, 1/15/2017                               $   16,181,359      16,983,095
           5.000%, 2/15/2018                               $   41,205,517      43,085,074
           5.000%, 3/15/2018                               $    2,832,411       2,961,609
       Government National Mortgage Association I & II
         Single Issuer, 5.500%, 1/15/2032                  $    8,746,293       9,153,427
============================================================================================
         TOTAL US GOVERNMENT AGENCY OBLIGATIONS
          (Amortized Cost $129,509,646)                                       133,647,060
============================================================================================
5.49   CORPORATE BONDS
0.64   AUTOMOBILE MANUFACTURERS
       General Motors Acceptance, Notes, 6.125%, 2/1/2007  $    5,000,000       5,229,585
============================================================================================
1.26   BANKS
       SunTrust Banks, Sr Notes, 6.250%, 6/1/2008          $    5,000,000       5,853,410
       Washington Mutual, Sr Notes, 4.375%, 1/15/2008      $    1,000,000       1,062,219
       Wells Fargo & Co, Notes, 5.250%, 12/1/2007          $    3,000,000       3,316,668
============================================================================================
                                                                               10,232,297
1.10   BREWERS
       Anheuser-Busch Cos, Notes, 5.375%, 9/15/2008        $    8,000,000       8,982,024
============================================================================================
0.39   DIVERSIFIED FINANCIAL SERVICES
       Citigroup Inc, Notes, 4.125%, 6/30/2005             $    3,000,000       3,146,271
============================================================================================
0.11   FOREST PRODUCTS
       Weyerhaeuser Co, Notes, 6.750%, 3/15/2012           $      760,000         876,999
============================================================================================
0.20   HOUSEHOLD PRODUCTS
       Procter & Gamble, Notes, 4.750%, 6/15/2007          $    1,500,000       1,632,597
============================================================================================
0.42   INTEGRATED TELECOMMUNICATION SERVICES
       Verizon Global Funding, Notes, 6.125%, 6/15/2007    $    3,000,000       3,393,066
============================================================================================
0.68   PACKAGED FOODS & MEATS
       CPC International, Notes, Series C, 6.150%,
         1/15/2006                                         $    5,000,000       5,509,055
============================================================================================
0.10   PAPER PRODUCTS
       International Paper, Notes, 5.850%, 10/30/2012      $      730,000         807,814
============================================================================================
0.43   RAILROADS
       Burlington Northern Santa Fe, Notes, 6.125%,
         3/15/2009                                         $    3,000,000       3,466,059
============================================================================================
0.16   SOFT DRINKS
       Coca-Cola Enterprises, Notes, 4.375%, 9/15/2009     $    1,250,000       1,338,401
============================================================================================
         TOTAL CORPORATE BONDS (Amortized Cost $40,808,634)                    44,614,168
============================================================================================
       TOTAL FIXED INCOME SECURITIES
        (AMORTIZED COST $224,615,067)                                         232,928,193
============================================================================================
5.40   SHORT-TERM INVESTMENTS
1.90   US Government Agency Obligations
       Fannie Mae, Benchmark Notes, 5.125%, 2/13/2004
         (Amortized Cost $14,837,148)                      $   15,000,000      15,409,425
============================================================================================

                                                                SHARES OR
                                                                PRINCIPAL
%      DESCRIPTION                                                 AMOUNT           VALUE
--------------------------------------------------------------------------------------------

0.63   CORPORATE BONDS -- DIVERSIFIED FINANCIAL SERVICES
       Associates Corp of North America, Sr Notes,
       5.500%, 2/15/2004
         (Amortized Cost $4,995,925)                       $    5,000,000  $    5,150,515
============================================================================================
2.83   COMMERCIAL PAPER -- CONSUMER RECEIVABLES
       New Center Asset Trust, Series 1, Discount
         Notes, 1.340%, 6/2/2003 (Amortized Cost
         $22,999,144)                                      $   23,000,000      22,999,144
============================================================================================
0.04   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 5/30/2003 due 6/2/2003 at 1.220%,
         repurchased at $291,030 (Collateralized
         by Federal Home Loan Bank, Bonds, due
         3/29/2004 at 1.400%, value $301,003)
         (Cost $291,000)                                   $      291,000         291,000
============================================================================================
       TOTAL SHORT-TERM INVESTMENTS
         (AMORTIZED COST $43,123,217)                                          43,850,084
============================================================================================
103.03 TOTAL INVESTMENTS AT VALUE
        (COST $820,554,273)                                                   837,295,543
============================================================================================
(3.03) OTHER ASSETS LESS LIABILITIES                                          (24,605,674)
============================================================================================
100.00 NET ASSETS AT VALUE                                                 $  812,689,869
============================================================================================

(a)  HOLDRs - Holding Company Depositary Receipts.

(b)  Security is non-income producing.

(c) DIAMONDS Trust Series 1 is a unit investment trust that issues securities called "DIAMONDS". DIAMONDS represent an undivided ownership interest in a portfolio of all the common stocks of the Dow Jones Industrial Average.

See Notes to Financial Statements

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
INVESCO COMBINATION STOCK & BOND FUNDS, INC.
MAY 31, 2003

                                                                                      CORE
                                                        BALANCED                    EQUITY
                                                            FUND                      FUND
--------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                    $    734,591,888         $   2,126,661,690
============================================================================================
  At Value(a)                                   $    788,367,258         $   2,561,095,004
Cash                                                     558,787                    34,541
Receivables:
  Investment Securities Sold                          24,219,797                 3,489,218
  Fund Shares Sold                                       658,905                   971,350
  Dividends and Interest                               2,324,794                 4,769,122
Loans to Affiliated Fund (Note 6)                              0                 2,702,000
Prepaid Expenses and Other Assets                         71,256                   256,802
============================================================================================
TOTAL ASSETS                                         816,200,797             2,573,318,037
============================================================================================
LIABILITIES
Payables:
  Distributions to Shareholders                            3,808                   408,416
  Investment Securities Purchased                      4,269,554                14,492,140
  Fund Shares Repurchased                                631,812                 1,621,293
Accrued Distribution Expenses
  Investor Class                                         112,036                   519,300
  Class A                                                    108                     1,316
  Class B                                                    197                       992
  Class C                                                  2,181                     7,263
  Class K                                                  3,271                     8,046
Accrued Expenses and Other Payables                       82,054                   517,349
============================================================================================
TOTAL LIABILITIES                                      5,105,021                17,576,115
============================================================================================
NET ASSETS AT VALUE                             $    811,095,776         $   2,555,741,922
============================================================================================
NET ASSETS
Paid-in Capital(b)                              $  1,100,589,202         $   2,375,076,580
Accumulated Undistributed Net Investment
  Income (Loss)                                          641,155                  (288,750)
Accumulated Undistributed Net Realized
  Loss on Investment Securities                     (343,909,951)             (253,479,222)
Net Appreciation of Investment Securities             53,775,370               434,433,314
============================================================================================
NET ASSETS AT VALUE, Applicable to Shares
  Outstanding                                   $    811,095,776         $   2,555,741,922
============================================================================================
NET ASSETS AT VALUE:
  Institutional Class                           $    261,560,380                        --
============================================================================================
  Investor Class                                $    537,542,996         $   2,518,440,996
============================================================================================
  Class A                                       $        376,364         $       4,673,885
============================================================================================
  Class B                                       $        255,409         $       1,264,255
============================================================================================
  Class C                                       $      2,877,576         $       8,912,370
============================================================================================
  Class K                                       $      8,483,051         $      22,450,416
============================================================================================

STATEMENT OF ASSETS AND LIABILITIES
 (CONTINUED)
INVESCO COMBINATION STOCK & BOND FUNDS, INC.
MAY 31, 2003

                                                                                      CORE
                                                        BALANCED                    EQUITY
                                                            FUND                      FUND
                                                      (CONTINUED)               (CONTINUED)
--------------------------------------------------------------------------------------------
Shares Outstanding
  Institutional Class                                 20,469,404                        --
  Investor Class                                      41,332,600               241,368,536
  Class A                                                 29,812                   451,386
  Class B                                                 20,550                   123,154
  Class C                                                220,821                   861,637
  Class K                                                658,739                 2,190,538
============================================================================================
NET ASSET VALUE PER SHARE:
  Institutional Class, Offering and Redemption
    Price per Share                             $          12.78                        --
  Investor Class, Offering and Redemption Price
    per Share                                   $          13.01         $           10.43
  Class A
    Redemption Price per Share                  $          12.62         $           10.35
    Offering Price per Share (Maximum sales
      charge of 5.50%)                          $          13.35         $           10.95
  Class B, Offering and Redemption Price
    per Share                                   $          12.43         $           10.27
  Class C, Offering and Redemption Price
    per Share                                   $          13.03         $           10.34
  Class K, Offering and Redemption Price
    per Share                                   $          12.88         $           10.25
============================================================================================

(a)  Investment  securities at cost and value at May 31, 2003 include repurchase agreements of $1,900,000 and $1,915,000 for Balanced and Core Equity Funds, respectively.

(b)  The  INVESCO  Combination  Stock  &  Bond  Funds,  Inc.  have  7.5  billion authorized shares of common stock,  par value of $0.01 per share.  Of such shares, 700 million have been  allocated to Balanced Fund and 5 billion to Core  Equity  Fund:  200 million to Balanced  Fund - Investor  Class,  100 million to each  additional  class of  Balanced  Fund and 1 billion to each class of Core Equity Fund.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO COMBINATION STOCK & BOND FUNDS, INC.
MAY 31, 2003

                                                                   TOTAL RETURN
                                                                           FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                    $   820,554,273
================================================================================
  At Value(a)                                                   $   837,295,543
Cash                                                                    661,095
Receivables:
  Investment Securities Sold                                          1,133,180
  Fund Shares Sold                                                    1,021,595
  Dividends and Interest                                              2,952,911
Prepaid Expenses and Other Assets                                       124,740
================================================================================
TOTAL ASSETS                                                        843,189,064
================================================================================
LIABILITIES
Payables:
  Distributions to Shareholders                                          82,497
  Investment Securities Purchased                                    16,793,034
  Fund Shares Repurchased                                            13,271,979
Accrued Distribution Expenses
  Investor Class                                                        171,386
  Class A                                                                   164
  Class B                                                                   407
  Class C                                                                   638
Accrued Expenses and Other Payables                                     179,090
================================================================================
TOTAL LIABILITIES                                                    30,499,195
================================================================================
NET ASSETS AT VALUE                                             $   812,689,869
================================================================================
NET ASSETS
Paid-in Capital(b)                                              $   846,270,108
Accumulated Undistributed Net Investment Loss                           (23,154)
Accumulated Undistributed Net Realized Loss
  on Investment Securities                                          (50,298,355)
Net Appreciation of Investment Securities                            16,741,270
================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding           $   812,689,869
================================================================================
NET ASSETS AT VALUE:
  Investor Class                                                $   810,787,002
================================================================================
  Class A                                                       $       546,166
================================================================================
  Class B                                                       $       569,733
================================================================================
  Class C                                                       $       786,968
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO COMBINATION STOCK & BOND FUNDS, INC.
MAY 31, 2003

                                                                   TOTAL RETURN
                                                                           FUND
                                                                     (CONTINUED)
--------------------------------------------------------------------------------
Shares Outstanding
  Investor Class                                                     36,923,936
  Class A                                                                25,439
  Class B                                                                26,741
  Class C                                                                36,652
================================================================================
NET ASSET VALUE PER SHARE:
  Investor Class, Offering and Redemption Price per Share       $         21.96
  Class A
    Redemption Price per Share                                  $         21.47
    Offering Price per Share (Maximum sales charge of 5.50%)    $         22.72
  Class B, Offering and Redemption Price per Share              $         21.31
  Class C, Offering and Redemption Price per Share              $         21.47
================================================================================

(a) Investment securities at cost and value at May 31, 2003 includes a repurchase agreement of $291,000.

(b) The INVESCO Combination Stock & Bond Funds, Inc. have 7.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 1.3 billion have been allocated to Total Return Fund: 300 million to each class.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO COMBINATION STOCK & BOND FUNDS, INC.
YEAR ENDED MAY 31, 2003

                                                                                      CORE
                                                        BALANCED                    EQUITY
                                                            FUND                      FUND
--------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                         $    6,876,181            $   44,239,439
Dividends from Affiliated Investment Companies            22,089                    95,457
Interest                                              14,498,434                 8,087,971
  Foreign Taxes Withheld                                 (31,236)                 (312,360)
============================================================================================
  TOTAL INCOME                                        21,365,468                52,110,507
============================================================================================
EXPENSES
Investment Advisory Fees                               4,664,989                12,910,344
Distribution Expenses                                  1,555,775                 6,432,973
Transfer Agent Fees                                    3,057,647                 5,555,930
Administrative Services Fees                             382,599                 1,148,535
Custodian Fees and Expenses                              112,798                   300,939
Directors' Fees and Expenses                              75,730                   210,840
Interest Expenses                                          1,456                         0
Professional Fees and Expenses                            73,033                   162,181
Registration Fees and Expenses
  Institutional Class                                     11,621                        --
  Investor Class                                          22,485                    34,474
  Class A                                                    650                       675
  Class B                                                    647                       646
  Class C                                                  1,581                     1,556
  Class K                                                  1,944                     1,934
Reports to Shareholders                                  140,704                   817,612
Other Expenses                                            52,387                   138,714
============================================================================================
  TOTAL EXPENSES                                      10,156,046                27,717,353
  Fees and Expenses Absorbed/Reimbursed by
    Investment Adviser                                  (352,585)                 (132,953)
  Fees and Expenses Paid Indirectly                       (1,433)                 (281,367)
============================================================================================
    NET EXPENSES                                       9,802,028                27,303,033
============================================================================================
NET INVESTMENT INCOME                                 11,563,440                24,807,474
============================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Loss on Investment Securities          (115,948,604)             (211,794,329)
Change in Net Appreciation/Depreciation of
  Investment Securities                               44,906,678              (136,219,795)
============================================================================================
NET LOSS ON INVESTMENT SECURITIES                    (71,041,926)             (348,014,124)
============================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                                 $  (59,478,486)           $ (323,206,650)
============================================================================================

See Notes to Financial Statements

INVESCO COMBINATION STOCK & BOND FUNDS, INC.
YEAR ENDED MAY 31, 2003

                                                                   TOTAL RETURN
                                                                           FUND
================================================================================
INVESTMENT INCOME
INCOME
Dividends                                                       $    12,122,216
Interest                                                             15,452,484
Securities Loaned Income                                                 15,284
  Foreign Taxes Withheld                                                (67,567)
================================================================================
  TOTAL INCOME                                                       27,522,417
================================================================================
EXPENSES
Investment Advisory Fees                                              6,156,885
Distribution Expenses                                                 2,185,927
Transfer Agent Fees                                                   3,876,792
Administrative Services Fees                                            402,096
Custodian Fees and Expenses                                             113,868
Directors' Fees and Expenses                                             80,775
Interest Expenses                                                         4,049
Professional Fees and Expenses                                           79,210
Registration Fees and Expenses
  Investor Class                                                         24,273
  Class A                                                                   684
  Class B                                                                   655
  Class C                                                                 1,537
Reports to Shareholders                                                  87,009
Other Expenses                                                           51,128
================================================================================
  TOTAL EXPENSES                                                     13,064,888
  Fees and Expenses Absorbed/Reimbursed by Investment Adviser        (2,095,217)
  Fees and Expenses Paid Indirectly                                        (707)
================================================================================
    NET EXPENSES                                                     10,968,964
================================================================================
NET INVESTMENT INCOME                                                16,553,453
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Loss on Investment Securities                          (45,793,592)
Change in Net Appreciation/Depreciation of Investment Securities    (34,951,619)
================================================================================
NET LOSS ON INVESTMENT SECURITIES                                   (80,745,211)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                      $   (64,191,758)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
BALANCED FUND

                                                          YEAR ENDED MAY 31
--------------------------------------------------------------------------------
                                                     2003                  2002
                                                                        (Note 1)
OPERATIONS
Net Investment Income                     $    11,563,440        $   18,818,249
Net Realized Loss                            (115,948,604)         (139,683,855)
Change in Net Appreciation/Depreciation        44,906,678           (31,166,727)
================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                             (59,478,486)         (152,032,333)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Institutional Class                          (4,506,597)           (4,989,827)
  Investor Class                               (6,060,708)          (13,983,728)
  Class A                                         (10,306)               (1,242)
  Class B                                          (7,524)                 (511)
  Class C                                          (3,968)              (24,293)
  Class K                                         (63,377)             (248,610)
================================================================================
TOTAL DISTRIBUTIONS                           (10,652,480)          (19,248,211)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Institutional Class                          68,497,284           129,018,119
  Investor Class                              199,821,783           308,633,173
  Class A                                         455,606               128,640
  Class B                                         190,715                59,318
  Class C                                       6,934,087             8,474,793
  Class K                                       1,982,015            14,504,827
Reinvestment of Distributions
  Institutional Class                           4,506,597             4,989,827
  Investor Class                                5,972,502            13,828,226
  Class A                                           9,666                 1,242
  Class B                                           6,127                   511
  Class C                                           3,455                19,826
  Class K                                          63,378               248,610
================================================================================
                                              288,443,215           479,907,112
Amounts Paid for Repurchases of Shares
  Institutional Class                         (25,851,555)          (28,508,579)
  Investor Class                             (394,606,971)         (483,435,395)
  Class A                                        (210,703)                    0
  Class B                                          (2,096)                    0
  Class C                                      (8,047,522)          (11,537,947)
  Class K                                      (4,888,173)           (1,803,768)
================================================================================
                                             (433,607,020)         (525,285,689)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS               (145,163,805)          (45,378,577)
================================================================================
TOTAL DECREASE IN NET ASSETS                 (215,294,771)         (216,659,121)
NET ASSETS
Beginning of Period                         1,026,390,547         1,243,049,668
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Income
  (Loss) of $641,155 and ($26,898),
  respectively)                           $   811,095,776        $1,026,390,547
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
CORE EQUITY FUND

                                                         YEAR ENDED MAY 31
--------------------------------------------------------------------------------
                                                     2003                  2002
                                                                        (Note 1)
OPERATIONS
Net Investment Income                     $    24,807,474        $   44,815,277
Net Realized Loss                            (211,794,329)          (33,245,896)
Change in Net Appreciation/Depreciation      (136,219,795)         (511,535,308)
================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                            (323,206,650)         (499,965,927)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Investor Class                              (24,864,139)         (165,670,113)
  Class A                                         (52,765)               (2,047)
  Class B                                          (7,356)               (1,781)
  Class C                                               0              (359,720)
  Class K                                         (25,622)             (739,296)
================================================================================
TOTAL DISTRIBUTIONS                           (24,949,882)         (166,772,957)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                            1,296,519,272           603,172,593
  Class A                                       7,869,888               303,006
  Class B                                       1,058,736               262,620
  Class C                                       9,600,440            13,639,460
  Class K                                       8,695,901            29,970,996
Reinvestment of Distributions
  Investor Class                               22,900,224           154,372,395
  Class A                                          49,151                 1,436
  Class B                                           5,441                 1,309
  Class C                                               0               349,517
  Class K                                          25,622               739,271
================================================================================
                                            1,346,724,675           802,812,603
Amounts Paid for Repurchases of Shares
  Investor Class                           (1,642,243,200)       (1,028,601,609)
  Class A                                      (3,731,262)                  (46)
  Class B                                         (89,621)                    0
  Class C                                      (9,306,189)          (12,826,301)
  Class K                                     (10,996,919)           (1,534,657)
================================================================================
                                           (1,666,367,191)       (1,042,962,613)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS               (319,642,516)         (240,150,010)
================================================================================
TOTAL DECREASE IN NET ASSETS                 (667,799,048)         (906,888,894)
NET ASSETS
Beginning of Period                         3,223,540,970         4,130,429,864
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  ($288,750) and ($146,342),
  respectively)                           $ 2,555,741,922        $3,223,540,970
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
TOTAL RETURN FUND

                                                          YEAR ENDED MAY 31
--------------------------------------------------------------------------------
                                                     2003                  2002
                                                                        (Note 1)
OPERATIONS
Net Investment Income                     $    16,553,453        $   19,651,747
Net Realized Gain (Loss)                      (45,793,592)           40,509,373
Change in Net Appreciation/Depreciation       (34,951,619)         (129,974,628)
================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                             (64,191,758)          (69,813,508)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Investor Class                              (42,820,938)          (55,124,752)
  Class A                                         (25,176)               (1,067)
  Class B                                         (21,711)                 (973)
  Class C                                         (20,992)              (17,443)
================================================================================
TOTAL DISTRIBUTIONS                           (42,888,817)          (55,144,235)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                              196,083,892           312,906,719
  Class A                                       2,060,140                93,238
  Class B                                         495,653                91,181
  Class C                                       4,119,897             9,997,919
Reinvestment of Distributions
  Investor Class                               42,329,594            54,393,521
  Class A                                          22,066                 1,067
  Class B                                          15,749                   413
  Class C                                          20,775                17,443
================================================================================
                                              245,147,766           377,501,501
Amounts Paid for Repurchases of Shares
  Investor Class                             (400,808,650)         (624,755,474)
  Class A                                      (1,616,139)                    0
  Class B                                         (23,368)                    0
  Class C                                      (3,899,641)           (9,695,008)
================================================================================
                                             (406,347,798)         (634,450,482)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS               (161,200,032)         (256,948,981)
================================================================================
TOTAL DECREASE IN NET ASSETS                 (268,280,607)         (381,906,724)
NET ASSETS
Beginning of Period                         1,080,970,476         1,462,877,200
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  ($23,154) and ($107,081), respectively) $   812,689,869        $1,080,970,476
================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

INVESCO COMBINATION STOCK & BOND FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Combination Stock & Bond Funds, Inc. is incorporated in Maryland and presently consists of three separate funds: Balanced Fund, Core Equity Fund and Total Return Fund (individually the "Fund" and collectively, the "Funds"). The investment objectives of the Funds are: to achieve a high total return on investments through growth and current income. INVESCO Combination Stock & Bond Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

Effective April 1, 2002, the Funds began offering two additional classes of shares, referred to as Class A and Class B shares. Total Return Fund's Class K shares were effective September 30, 2001. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Class A shares are sold with a front-end sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. Class B shares and Class C shares are subject to a contingent deferred sales charge paid by the redeeming shareholder. Class B shares convert to Class A shares after eight years along with a pro rata portion of its reinvested dividends and distributions.

Effective April 1, 2002, the Investor Class shares are offered only to grandfathered investors who have established and maintained an account in any of the funds managed and distributed by INVESCO Funds Group, Inc. ("IFG") in Investor Class shares prior to April 1, 2002.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Domestic (U.S.) equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the closing bid price for the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign equity securities are valued at the closing price. The closing price is designated by the principal stock exchange in the country in which the securities are traded. In the event that closing prices are not available for foreign securities, a snapshot of prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Investments in shares of investment companies are valued at the net asset value of the respective fund as calculated each day.

If market quotations or pricing service valuations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time that the net asset value per share is determined, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Discounts or premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

Each Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the year ended May 31, 2003, Balanced and Core Equity Funds invested in INVESCO Treasurer's Series Money Market Reserve Fund. During that same period there were no such investments by Total Return Fund. The income from this investment is recorded in the Statement of Operations.

The Fund may have elements of risk due to investments in specific industries or foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Investments in securities of U.S. Government agencies or instrumentalities may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.

E. TAX INFORMATION -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of distributions from ordinary income, long-term capital gains and of the ordinary income distributions declared for the year ended May 31, 2003, and amounts qualifying for the dividends received deduction available to the Fund's corporate shareholders were as follows:

                        YEAR ENDED          YEAR ENDED     YEAR ENDED       YEAR ENDED           YEAR ENDED
                      MAY 31, 2003        MAY 31, 2003   MAY 31, 2003     MAY 31, 2002         MAY 31, 2002
                   ORDINARY INCOME   LONG-TERM CAPITAL     QUALIFYING  ORDINARY INCOME    LONG-TERM CAPITAL
FUND                 DISTRIBUTIONS  GAIN DISTRIBUTIONS     PERCENTAGE    DISTRIBUTIONS   GAIN DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------
Balanced Fund       $   10,652,480    $          0             57.99%     $ 19,248,211   $           0
Core Equity Fund        24,949,882               0             99.99%       44,706,262     122,066,695
Total Return Fund       23,578,246      19,310,571             48.13%       19,208,537      35,935,698

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting prinicples generally accepted in the United States.

The tax components of the Fund at May 31, 2003 include:

                                      COST OF      GROSS TAX      GROSS TAX          NET TAX
                              INVESTMENTS FOR     UNREALIZED     UNREALIZED     APPRECIATION
FUND                             TAX PURPOSES   APPRECIATION   DEPRECIATION   ON INVESTMENTS
--------------------------------------------------------------------------------------------
Balanced Fund                  $  751,920,751  $  64,047,494  $  27,600,987    $  36,446,507
Core Equity Fund                2,136,952,159    530,611,463    106,468,618      424,142,845
Total Return Fund                 822,453,903     89,100,523     74,258,883       14,841,640

                                                                ACCUMULATED    CUMULATIVE EFFECT
                                               UNDISTRIBUTED   CAPITAL LOSS             OF OTHER
FUND                                         ORDINARY INCOME     CARRYOVERS    TIMING DIFFERENCES
-------------------------------------------------------------------------------------------------
Balanced Fund                                     $  697,547  $(310,588,135)     $ (16,049,345)
Core Equity Fund                                     247,181   (240,170,249)        (3,554,435)
Total Return Fund                                    196,783    (48,378,800)          (239,862)

The primary difference between book and tax appreciation/depreciation is wash sale loss deferrals.

Capital loss carryovers expire in the years 2010 and 2011.

To the extent future capital gains and income are offset by capital and currency loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders. Deferred post-October 31 capital losses are:
Balanced Fund $15,992,953, Core Equity Fund $3,018,504 and Total Return Fund $23,290.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, certain Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses for Core Equity Fund are reduced by credits earned from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. IFG serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                                                AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                              $500       $700         $1         $2         $4         $6
                            $0 TO      $0 TO    $350 TO    MILLION    MILLION    BILLION    BILLION    BILLION    BILLION      OVER
                             $350       $500       $700      TO $1      TO $2      TO $2      TO $4      TO $6      TO $8        $8
FUND                      MILLION    MILLION    MILLION    BILLION    BILLION    BILLION    BILLION    BILLION    BILLION   BILLION
------------------------------------------------------------------------------------------------------------------------------------
Balanced Fund               0.60%         --      0.55%         --      0.50%         --      0.45%      0.40%     0.375%      0.35%
Core Equity Fund            0.60%         --      0.55%         --      0.50%         --      0.45%      0.40%     0.375%      0.35%
Total Return Fund              --      0.75%         --      0.65%         --      0.50%      0.45%      0.40%     0.375%      0.35%

A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, of 0.25% of annual average net assets of Investor Class shares. A master distribution plan and agreement for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Act provides for compensation of certain promotional and other sales related costs to IDI. Class A shares of the Fund pay compensation to IDI at a rate of 0.35% of annual average net assets. During any period that Class A shares of the Fund are closed to new investors, the Fund will reduce this payment for Class A shares from 0.35% to 0.25% per annum. Class B and Class C shares of the Fund pay compensation to IDI at a rate of 1.00% of annual average net assets. Of these amounts, IDI may pay a service fee of 0.25% of the average net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose caps on the total sales charges, including asset-based sales charges, that may be paid by the respective class. A plan of distribution pursuant to Rule 12b-1 of the Act provides for financing the distribution and continuing personal shareholder servicing of Class K shares of 0.45% of annual average net assets. Any unreimbursed expenses IDI incurs with respect to Investor Class, Class A, Class C and Class K shares in any fiscal year can not be recovered in subsequent years. Effective July 1, 2003, the distributor will change to AIM Distributors, Inc., an affiliate of IFG. For the year ended May 31, 2003, amounts paid to the Distributor were as follows:

                                        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                                       CLASS          A         B          C         K
--------------------------------------------------------------------------------------------
Balanced Fund                       $  1,540,443    $   797   $ 1,290   $ 29,887  $ 44,231
Core Equity Fund                       6,417,074      8,414     4,898     81,386    94,082
Total Return Fund                      2,234,883      1,373     2,316      6,790        --

If the Class B Plan is terminated, the Board of Directors may allow the Class B shares to continue payments of the asset-based sales charge to the Distributor for allowable unreimbursed expenses incurred for distributing shares before the Class B Plan was terminated. The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods. Distribution fees related to the Distributor for the year ended May 31, 2003, for Class B were as follows:

                                                             DISTRIBUTOR'S         DISTRIBUTOR'S
                                                                 AGGREGATE          UNREIMBURSED
                                                              UNREIMBURSED         EXPENSES AS %
                                     AMOUNT RETAINED              EXPENSES         OF NET ASSETS
FUND                                  BY DISTRIBUTOR            UNDER PLAN              OF CLASS
--------------------------------------------------------------------------------------------------
Balanced Fund - Class B Plan                $  1,394              $  5,168            2.02%
Core Equity Fund - Class B Plan                5,683                33,641            2.66%
Total Return Fund - Class B Plan               2,552                12,037            2.11%

Distribution Expenses for each class as presented in the Statement of Operations for the year ended May 31, 2003 were as follows:

                                        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                                       CLASS          A         B          C         K
--------------------------------------------------------------------------------------------
Balanced Fund                       $  1,482,411    $   892   $ 1,445  $  28,287  $ 42,740
Core Equity Fund                       6,246,126      9,676     5,727     80,264    91,180
Total Return Fund                      2,174,838      1,515     2,659      6,915        --

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. Aggregate fees collected for such omnibus accounts for the year ended May 31, 2003 amounted to $2,497,242 for Balanced Fund, $1,935,334 for Core Equity Fund and $3,535,279 for Total Return Fund, of which $764,686, $937,823 and $1,800,906, respectively, were retained by IFG. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. Transfer agent fees for each class as presented in the Statement of Operations for the year ended May 31, 2003 were as follows:


                           INSTITUTIONAL        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                               CLASS           CLASS          A         B          C         K
---------------------------------------------------------------------------------------------------
Balanced Fund                 $  690,836    $  2,305,641   $  1,058   $   660  $  22,286  $ 37,166
Core Equity Fund                      --       5,196,034      4,158     1,945     34,617   319,176
Total Return Fund                     --       3,868,389        739       714      6,950        --

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb and assume certain fees and expenses incurred by the Funds. IFG is entitled to reimbursement from a Fund share class that has fees and expenses voluntarily absorbed pursuant to this arrangement if such reimbursements do not cause a share class to exceed voluntary expense limitations and the reimbursement is made within three years after IFG incurred the expense. For the year ended May 31, 2003, total fees and expenses voluntarily absorbed were as follows:

                           INSTITUTIONAL        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                               CLASS           CLASS          A         B          C         K
---------------------------------------------------------------------------------------------------
Balanced Fund                 $        0    $    319,653   $  2,966   $ 3,523  $  20,720  $  5,723
Core Equity Fund                      --               0          0     2,300          0   130,653
Total Return Fund                     --       2,080,446      2,592     3,513      8,666        --

At May 31, 2003, the reimbursement that may potentially be made by the Funds to IFG and that will expire during the years ended May 31, 2005 and 2006, are as follows:

                           INSTITUTIONAL        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                               CLASS           CLASS          A         B          C         K
---------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31, 2005
Balanced Fund                 $       0     $          0   $      0   $     4  $   1,795  $      0
Core Equity Fund                     --                0          0         0          0         0
Total Return Fund                    --           25,734          0         1          0        --

YEAR ENDED MAY 31, 2006
Balanced Fund                 $       0     $    319,653   $  2,966   $ 3,519  $  18,925  $  5,723
Core Equity Fund                     --                0          0     2,300          0   130,653
Total Return Fund                    --        2,054,712      2,592     3,512      8,666        --

During the year ended May 31, 2003, the reimbursement that was made by the Funds to IFG were as follows:

                           INSTITUTIONAL        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                               CLASS           CLASS          A         B          C         K
---------------------------------------------------------------------------------------------------
Balanced Fund                $       0      $     22,888   $      0   $     0  $       0  $  2,519
Core Equity Fund                    --                 0          0       142          0    36,157
Total Return Fund                   --            42,386         49         0          0        --

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended May 31, 2003, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                                                PURCHASES              SALES
-------------------------------------------------------------------------------------------------
Balanced Fund                                                  $  587,041,076    $    641,523,064
Core Equity Fund                                                  864,586,087       1,056,606,424
Total Return Fund                                                 237,710,638         329,243,063

For the year ended May 31, 2003, the aggregate cost of purchases and proceeds from the sales of U.S. Government securities were as follows:


FUND                                                                PURCHASES              SALES
------------------------------------------------------------------------------------------------
Balanced Fund                                                  $  152,841,011    $   187,287,690
Core Equity Fund                                                   11,404,824         11,591,849
Total Return Fund                                                 148,624,215        172,857,771

NOTE 4 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Funds' officers and directors are also officers and directors of IFG or IDI.

Each Fund has adopted a retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001. Effective November 8, 2002, the plan provides that a director, prior to retirement, may elect to convert amounts accrued under this plan into a new deferred retirement plan.

Pension expenses for the year ended May 31, 2003, included in Directors' Fees and Expenses in the Statement of Operations and pension liability included in Accrued Expenses in the Statement of Assets and Liabilities were as follows:

                                                                    PENSION          PENSION
FUND                                                               EXPENSES        LIABILITY
--------------------------------------------------------------------------------------------
Balanced Fund                                                    $   31,006     $   36,275
Core Equity Fund                                                     92,034        327,640
Total Return Fund                                                    34,042        132,192

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

An affiliated company represents ownership by a Fund of at least 5% of the voting securities of the issuer or may be affiliated with other INVESCO investment companies during the period, as defined in the Act. A summary of the transactions during the year ended May 31, 2003, in which the issuer was an affiliate of the Fund, is as follows:

                                                                                   REALIZED
                                   PURCHASES                   SALES         GAIN (LOSS) ON
                      -------------------------------------------------------    INVESTMENT         VALUE AT
AFFILIATE                SHARES            COST       SHARES        PROCEEDS     SECURITIES        5/31/2003
-------------------------------------------------------------------------------------------------------------
BALANCED FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund               15,010,274    $ 15,010,274   15,010,274    $ 15,010,274       $      0             --
CORE EQUITY FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund               50,088,819      50,088,819  128,688,282     128,688,282              0             --
TOTAL RETURN FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund               14,888,550      14,888,550   14,888,550      14,888,550              0             --

Dividend income from INVESCO Treasurer's Series Money Market Reserve Fund is disclosed in the Statement of Operations.

NOTE 5 -- SECURITIES LOANED. The Funds have entered into a securities lending agreement with the custodian. Under the terms of the agreement, the Funds receive income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations. Of the securities lending income received for Total Return Fund $15,284 was received from INVESCO Treasurer's Series Money Market Reserve Fund. During the year ended May 31, 2003, there were no such securities lending arrangements for Balanced and Core Equity Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Funds may borrow up to 10% of its total net assets for temporary or emergency purposes. During the year ended May 31, 2003, Balanced and Total Return Funds borrowed cash at a weighted average rate ranging from 1.82% to 1.86% and interest expenses amounted to $1,456 and $4,049, respectively. During that same period, Balanced, Core Equity and Total Return Funds lent cash at a weighted average rate ranging from 1.49% to 2.01% and interest income amounted to $194, $101,513 and $229, respectively. At May 31, 2003 Core Equity Fund had lent to INVESCO Sector Funds, Inc. - Energy and Health Sciences Funds at an interest rate of 1.55%. The amount of the borrowing and the related accrued interest are presented in the Statement of Assets and Liabilities. On June 2, 2003, INVESCO Sector Funds, Inc. - Energy and Health Sciences Funds paid the borrowing back to Core Equity Fund in full including interest.

NOTE 7 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. During the year ended May 31, 2003, there were no such borrowings for any Fund.

NOTE 8 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). Class A shares may charge a 1.00% CDSC if a shareholder purchased $1,000,000 or more and redeemed these shares within 18 months from the date of purchase. Effective November 15, 2002, qualified plans investing in Class A shares may pay a 1.00% CDSC and Class K shares may pay a 0.70% CDSC if a shareholder redeemed these shares within 12 months from the date of purchase. A CDSC is charged by Class B shares on redemptions or exchanges of shares at a maximum of 5.00% beginning at the time of purchase to 0.00% at the beginning of the seventh year. A 1.00% CDSC is charged by Class C shares on redemptions or exchanges held thirteen months or less. Shares acquired through reinvestment of dividends or other distributions are not charged a CDSC. The CDSC may be reduced or certain sales charge exceptions may apply. The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the year ended May 31, 2003, the Distributor received the following CDSC from Class A, Class B, Class C and Class K shareholders:

FUND                                  CLASS A        CLASS B        CLASS C        CLASS K
--------------------------------------------------------------------------------------------
Balanced Fund                      $        0     $      106     $      434     $        0
Core Equity Fund                            0          2,357          1,456              0
Total Return Fund                           0             68            600             --

NOTE 9 -- SHARE INFORMATION. Changes in fund share transactions during the year ended May 31, 2003 and the year/period ended May 31, 2002 were as follows:

                                        BALANCED FUND                       CORE EQUITY FUND                     TOTAL RETURN FUND
                                      YEAR ENDED MAY 31                     YEAR ENDED MAY 31                    YEAR ENDED MAY 31
------------------------------------------------------------------------------------------------------------------------------------
                                  2003                2002               2003              2002                2003             2002
                                                   (Note 1)                             (Note 1)                            (Note 1)
Shares Sold
 Institutional Class         5,680,884           8,973,871                 --                --                  --              --
 Investor Class             16,284,641          21,274,949        134,487,016        49,562,641           9,129,088      12,363,324
 Class A                        37,589               9,197            811,049            25,586              97,195           3,811
 Class B                        15,990               4,186            109,624            22,265              23,446           3,742
 Class C                       567,151             580,104            977,548         1,126,894             195,554         404,057
 Class K                       161,720           1,006,617            900,319         2,553,975                  --              --
Shares Issued from
 Reinvestment of Distributions
   Institutional Class         368,173             354,117                 --                --                  --              --
   Investor Class              483,306             963,572          2,317,437        13,026,257           1,980,593       2,193,619
   Class A                         795                  90              5,018               124               1,053              44
   Class B                         509                  37                557               113                 754              17
   Class C                         280               1,369                  0            29,820               1,004             724
   Class K                       5,180              17,628              2,620            63,627                  --              --
====================================================================================================================================
                            23,606,218          33,185,737        139,611,188        66,411,302          11,428,687      14,969,338
Shares Repurchased
   Institutional Class      (2,147,935)         (1,992,029)                --                --                  --              --
   Investor Class          (32,252,465)        (33,417,240)      (169,909,141)      (84,345,529)        (18,683,127)    (24,729,012)
   Class A                     (17,859)                  0           (390,387)               (4)            (76,664)              0
   Class B                        (172)                  0             (9,405)                0              (1,218)              0
   Class C                    (657,617)           (801,596)          (962,681)       (1,065,563)           (184,935)       (392,568)
   Class K                    (406,441)           (126,023)        (1,199,935)         (130,138)                 --              --
====================================================================================================================================
                           (35,482,489)        (36,336,888)      (172,471,549)      (85,541,234)        (18,945,944)    (25,121,580)
NET DECREASE IN
  FUND SHARES              (11,876,271)         (3,151,151)       (32,860,361)      (19,129,932)         (7,517,257)    (10,152,242)
====================================================================================================================================

NOTE 10 --  SUBSEQUENT  EVENTS.  On June 9,  2003,  the Board of  Directors  for
Balanced Fund  ("Selling  Fund")  unanimously  approved an Agreement and Plan of
Reorganization (the "Plan") pursuant to which the Selling Fund, would transfer all of its assets and liabilities to Total Return Fund. The Plan is more fully described in a proxy statment to be presented for shareholder consideration on or around August 25, 2003.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of INVESCO Combination Stock & Bond Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Balanced Fund, INVESCO Core Equity Fund, and INVESCO Total Return Fund (constituting INVESCO Combination Stock & Bond Funds, Inc., hereafter referred to as the "Fund") at May 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2003 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
June 27, 2003

FINANCIAL HIGHLIGHTS

BALANCED FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                         PERIOD
                                                                          ENDED
                                             YEAR ENDED MAY 31           MAY 31
--------------------------------------------------------------------------------
                                             2003         2002           2001(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period   $  13.64     $  15.93       $  17.74
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                        0.21         0.29           0.35
Net Losses on Securities (Both Realized
  and Unrealized)                           (0.83)       (2.23)         (1.50)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS            (0.62)       (1.94)         (1.15)
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS             0.24         0.35(b)        0.66
================================================================================
Net Asset Value -- End of Period         $  12.78     $  13.64       $  15.93
================================================================================

TOTAL RETURN                                (4.52%)     (12.20%)      (6.59%)(c)

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                         $ 261,560    $ 226,167       $ 147,041
Ratio of Expenses to Average Net
  Assets(d)(e)                               0.97%        0.96%         1.01%(f)
Ratio of Net Investment Income to Average
  Net Assets(e)                              1.61%        1.85%         2.16%(f)
Portfolio Turnover Rate                        94%          87%           67%(g)

(a)  From July 3, 2000, inception of Class, to May 31, 2001.

(b) Dividends and Distributions included a tax return of capital which aggregated less than $0.01 on a per share basis.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(e) Various expenses of the Class were voluntarily absorbed by IFG for the period ended May 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.19% (annualized) and ratio of net investment income to average net assets would have 1.98% (annualized).

(f)  Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2001.

BALANCED FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                                            PERIOD           YEAR
                                                                                                             ENDED          ENDED
                                                                      YEAR ENDED MAY 31                     MAY 31        JULY 31
---------------------------------------------------------------------------------------------------------------------------------
                                                          2003         2002          2001         2000        1999(a)        1998
PER SHARE DATA
Net Asset Value -- Beginning of Period               $   13.79    $   15.99     $   17.18    $   16.78    $   15.71     $   15.86
==================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                     0.18         0.24          0.34         0.32         0.24          0.33
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                         (0.84)       (2.22)        (0.95)        0.92         1.73          1.50
==================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                         (0.66)       (1.98)        (0.61)        1.24         1.97          1.83
==================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                          0.12         0.22(b)       0.58         0.84         0.90          1.98
==================================================================================================================================
Net Asset Value -- End of Period                     $   13.01    $   13.79     $   15.99    $   17.18    $   16.78     $   15.71
==================================================================================================================================

TOTAL RETURN                                             (4.78%)     (12.37%)       (3.65%)       7.47%       13.12%(c)     12.90%

RATIOS
Net Assets -- End of Period ($000 Omitted)           $  537,543   $  784,095    $ 1,087,540  $  644,957   $  324,838    $  216,624
Ratio of Expenses to Average Net Assets(d)(e)             1.26%        1.22%          1.07%       1.15%        1.21%(f)      1.22%
Ratio of Net Investment Income to
  Average Net Assets(e)                                   1.32%        1.63%          2.07%       1.98%        1.94%(f)      2.18%
Portfolio Turnover Rate                                     94%          87%            67%         89%         100%(c)       108%

(a)  From August 1, 1998 to May 31, 1999.

(b)  Dividends  and  Distributions  included  a  tax  return  of  capital  which aggregated less than $0.01 on a per share basis.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser,  if  applicable,  which is before any  expense  offset arrangements (which may include custodian,  distribution and transfer agent fees).

(e)  Various expenses of the Class were voluntarily absorbed by IFG for the year ended May 31, 2003.  If such  expenses had not been  voluntarily  absorbed, ratio of expenses to average net assets  would have been 1.31% and ratio of net investment income to average net assets would have been 1.27%.

(f)  Annualized

FINANCIAL HIGHLIGHTS

BALANCED FUND -- CLASS A & CLASS B
----------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           CLASS A                         CLASS B
----------------------------------------------------------------------------------------------------------

                                                       YEAR       PERIOD                YEAR       PERIOD
                                                      ENDED        ENDED               ENDED        ENDED
                                                     MAY 31       MAY 31              MAY 31       MAY 31
----------------------------------------------------------------------------------------------------------
                                                       2003         2002(a)             2003       2002(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period             $  13.71     $  14.45            $  13.71   $  14.45
==========================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                  0.24         0.02                0.26       0.02
Net Losses on Securities (Both Realized and
  Unrealized)                                         (0.93)       (0.62)              (1.03)     (0.64)
==========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                      (0.69)       (0.60)              (0.77)     (0.62)
==========================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                       0.40         0.14                0.51       0.12
==========================================================================================================
Net Asset Value -- End of Period                   $  12.62     $  13.71            $  12.43   $  13.71
==========================================================================================================

TOTAL RETURN(b)                                      (4.88%)      (4.19%)(c)         (5.46%)    (4.28%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)         $    376     $    127            $   255    $    58
Ratio of Expenses to Average Net Assets(d)(e)         1.34%        1.04%(f)           2.01%      1.77%(f)
Ratio of Net Investment Income to Average
  Net Assets(e)                                       1.21%        1.56%(f)           0.55%      1.01%(f)
Portfolio Turnover Rate                                 94%          87%(g)             94%        87%(g)

(a)  From April 1, 2002, inception of Class, to May 31, 2002.

(b)  The  applicable  sales  charges  for  Class  A or CDSC  for  Class B is not included in the Total Return calculation.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment Adviser,  if applicable, which is before any  expense  offset arrangements (which may include custodian fees).

(e)  Various  expenses  of each Class were  voluntarily  absorbed by IFG for the year ended May 31,  2003.  If such  expenses  had  not  been  voluntarily absorbed, ratio of expenses to average net assets would have been 2.51% for Class A and 4.45% for Class B and ratio of net investment  income (loss) to average net assets  would have been 0.04% for Class A and (1.89%) for Class B.

(f)  Annualized

(g)  Portfolio  Turnover is  calculated at the Fund level.  Represents the year ended May 31, 2002.

FINANCIAL HIGHLIGHTS

BALANCED FUND -- CLASS C
--------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                           PERIOD
                                                                                            ENDED
                                                        YEAR ENDED MAY 31                  MAY 31
--------------------------------------------------------------------------------------------------
                                                 2003         2002          2001           2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period       $  13.81     $  15.94      $  17.05       $  17.38
==================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                            0.15         0.19          0.28           0.17
Net Losses on Securities (Both Realized
  and Unrealized)                               (0.91)       (2.27)        (0.99)         (0.25)
==================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                (0.76)       (2.08)        (0.71)         (0.08)
==================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                 0.02         0.05          0.40           0.25
==================================================================================================
Net Asset Value -- End of Period             $  13.03     $  13.81      $  15.94       $  17.05
==================================================================================================

TOTAL RETURN(b)                                (5.52%)     (13.08%)       (4.25%)       (0.46%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)   $  2,878     $  4,296      $  8,468       $ 2,134
Ratio of Expenses to Average Net
  Assets(d)(e)                                  2.01%        2.00%         1.81%         1.77%(f)
Ratio of Net Investment Income to Average
  Net Assets(e)                                 0.58%        0.89%         1.36%         1.57%(f)
Portfolio Turnover Rate                           94%          87%           67%           89%(g)

(a)  From February 15, 2000, inception of Class, to May 31, 2000.

(b)  The applicable CDSC is not included in the Total Return calculation.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser, if  applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(e)  Various  expenses  of the Class were  voluntarily  absorbed  by IFG for the years  ended  May 31,
     2003  and  2002.  If  such  expenses  had  not  been voluntarily  absorbed,  ratio of expenses to average net assets  would have been  2.74% and 2.07%,  respectively,  and ratio of net  investment income (loss) would have been (0.15%) and 0.82%, respectively.

(f)  Annualized

(g)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended May 31, 2000.

FINANCIAL HIGHLIGHTS

BALANCED FUND -- CLASS K
----------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                        PERIOD
                                                                                         ENDED
                                                            YEAR ENDED MAY 31           MAY 31
----------------------------------------------------------------------------------------------
                                                           2003           2002         2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                 $  13.64       $  15.96     $  17.36
==============================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                      0.08           0.17         0.13
Net Losses on Securities (Both Realized and Unrealized)   (0.76)         (2.16)       (1.39)
==============================================================================================
TOTAL FROM INVESTMENT OPERATIONS                          (0.68)         (1.99)       (1.26)
==============================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                           0.08           0.33(b)      0.14
==============================================================================================
Net Asset Value -- End of Period                       $  12.88       $  13.64     $  15.96
==============================================================================================

TOTAL RETURN                                             (4.96%)       (12.55%)     (7.25%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)             $  8,483       $ 12,257     $     1
Ratio of Expenses to Average Net Assets(d)(e)             1.46%          1.39%       1.47%(f)
Ratio of Net Investment Income to Average Net
  Assets(e)                                               1.12%          1.26%       1.65%(f)
Portfolio Turnover Rate                                     94%            87%         67%(g)

(a)  From December 14, 2000, inception of Class, to May 31, 2001.

(b)  Dividends  and  Distributions  included  a  tax  return  of  capital  which aggregated less than $0.01 on a per share basis.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser, if  applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(e)  Various expenses of the Class were voluntarily absorbed by IFG for the year ended May 31, 2003 and the period ended May 31, 2001.  If such expenses had not been  voluntarily  absorbed,  ratio of expenses  to average net assets would have been 1.52% and 3.09%  (annualized),  respectively,  and ratio of net investment income to average net assets would have been 1.06% and 0.03% (annualized), respectively.

(f)  Annualized

(g)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended May 31, 2001.

FINANCIAL HIGHLIGHTS

CORE EQUITY FUND -- INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                            PERIOD           YEAR
                                                                                                             ENDED          ENDED
                                                                      YEAR ENDED MAY 31                     MAY 31        JUNE 30
---------------------------------------------------------------------------------------------------------------------------------
                                                          2003         2002          2001         2000        1999(a)        1998
PER SHARE DATA
Net Asset Value -- Beginning of Period               $   11.60    $   13.91     $   15.45    $   15.85    $   16.18     $   15.31
==================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                     0.10         0.16          0.22         0.24         0.30          0.38
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                         (1.17)       (1.88)        (0.31)        1.05         1.19          2.54
==================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                         (1.07)       (1.72)        (0.09)        1.29         1.49          2.92
==================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                          0.10         0.59          1.45         1.69         1.82          2.05
==================================================================================================================================
Net Asset Value -- End of Period                     $   10.43    $   11.60     $   13.91    $   15.45    $   15.85     $   16.18
==================================================================================================================================

TOTAL RETURN                                            (9.18%)     (12.42%)       (0.45%)       8.46%       10.31%(b)     20.55%

RATIOS
Net Assets -- End of Period ($000 Omitted)           $2,518,441   $3,184,866    $4,120,025   $4,405,739   $4,845,036    $5,080,735
Ratio of Expenses to Average Net Assets(c)(d)             1.08%        1.02%         0.96%        0.93%        0.90%(e)     0.90%
Ratio of Net Investment Income to
  Average Net Assets(d)                                   0.99%        1.27%         1.47%        1.52%        2.10%(e)     2.35%
Portfolio Turnover Rate                                     36%          25%           36%          50%          47%(b)       58%

(a)  From July 1, 1998 to May 31, 1999.

(b)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(c)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser,  if applicable,  which is before any  expense  offset arrangements (which may include custodian,  distribution and transfer agent fees).

(d)  Various  expenses  of the Class were  voluntarily  absorbed  by IFG for the period  ended  May 31,  1999 and the year  ended  June  30,  1998.  If such expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets would have been 0.91% (annualized) and 0.90%, respectively,  and ratio of net investment  income to average net assets would have been 2.09% (annualized) and 2.35%, respectively.

(e)  Annualized

FINANCIAL HIGHLIGHTS

CORE EQUITY FUND -- CLASS A & CLASS B
----------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           CLASS A                         CLASS B
                                                       YEAR       PERIOD                YEAR       PERIOD
                                                      ENDED        ENDED               ENDED        ENDED
                                                     MAY 31       MAY 31              MAY 31       MAY 31
----------------------------------------------------------------------------------------------------------
                                                       2003         2002(a)             2003       2002(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period             $  11.56     $  12.34            $  11.54   $  12.34
==========================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                        0.15         0.01               (0.00)      0.01
Net Losses on Securities (Both Realized and
  Unrealized)                                         (1.21)       (0.71)              (1.17)     (0.73)
==========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                      (1.06)       (0.70)              (1.17)     (0.72)
==========================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                       0.15         0.08                0.10       0.08
==========================================================================================================
Net Asset Value -- End of Period                   $  10.35     $  11.56            $  10.27   $  11.54
==========================================================================================================

TOTAL RETURN(d)                                      (9.09%)      (5.67%)(e)         (10.11%)    (5.83%)(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)         $  4,674     $    297            $  1,264   $    258
Ratio of Expenses to Average Net Assets(f)(g)         1.23%        0.99%(h)            2.16%      1.62%(h)
Ratio of Net Investment Income (Loss) to Average
  Net Assets(g)                                       0.92%        1.41%(h)           (0.05%)     0.84%(h)
Portfolio Turnover Rate                                 36%          25%(i)              36%        25%(i)

(a)  From April 1, 2002, inception of Class, to May 31, 2002.

(b)  The per share  information for Class B was computed based on average shares for the year ended May 31,
     2003.

(c)  Net Investment  Loss for Class B aggregated  less than $0.01 on a per share basis for the year ended
     May 31, 2003.

(d)  The  applicable  sales  charges  for  Class  A or CDSC  for  Class B is not included in the Total
     Return calculation.

(e)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(f)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Advisor,  if applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(g)  Various expenses of Class B were  voluntarily  absorbed by IFG for the year ended May 31, 2003.  If such  expenses had not been  voluntarily  absorbed, ratio of expenses to average net assets would have been 2.57% and ratio of net investment loss to average net assets would have been (0.46%).

(h)  Annualized

(i)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended May 31, 2002.

FINANCIAL HIGHLIGHTS

CORE EQUITY FUND -- CLASS C
--------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                           PERIOD
                                                                                            ENDED
                                                        YEAR ENDED MAY 31                  MAY 31
--------------------------------------------------------------------------------------------------
                                                 2003         2002          2001           2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period       $  11.51     $  13.77      $  15.32       $  14.55
==================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                    (0.01)        0.05          0.18           0.12
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                      (1.16)       (1.86)        (0.38)          0.84
==================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                (1.17)       (1.81)        (0.20)          0.96
==================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                 0.00         0.45          1.35           0.19
==================================================================================================
Net Asset Value -- End of Period             $  10.34     $  11.51      $  13.77       $  15.32
==================================================================================================

TOTAL RETURN(b)                               (10.17%)     (13.17%)       (1.22%)         6.66%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)   $  8,912     $  9,747      $ 10,404       $  1,388
Ratio of Expenses to Average Net Assets(d)      2.20%        1.90%         1.73%          1.67%(e)
Ratio of Net Investment Income (Loss) to
  Average Net Assets                           (0.12%)       0.40%         0.75%          0.94%(e)
Portfolio Turnover Rate                           36%          25%           36%            50%(f)

(a)  From February 15, 2000, inception of Class, to May 31, 2000.

(b)  The applicable CDSC is not included in the Total Return calculation.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total Expenses of the Class,  which is before any expense offset arrangements
     (which may include custodian fees).

(e)  Annualized

(f)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended May 31, 2000.

FINANCIAL HIGHLIGHTS

CORE EQUITY FUND -- CLASS K
----------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                        PERIOD
                                                                                         ENDED
                                                            YEAR ENDED MAY 31           MAY 31
----------------------------------------------------------------------------------------------
                                                           2003           2002         2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                 $  11.41       $  13.84     $  14.38
==============================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                               0.01           0.20        (0.05)
Net Losses on Securities (Both Realized and Unrealized)   (1.16)         (1.98)       (0.48)
==============================================================================================
TOTAL FROM INVESTMENT OPERATIONS                          (1.15)         (1.78)       (0.53)
==============================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                           0.01           0.65         0.01
==============================================================================================
Net Asset Value -- End of Period                       $  10.25       $  11.41     $  13.84
==============================================================================================

TOTAL RETURN                                            (10.07%)       (12.91%)      (3.68%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)             $ 22,450       $ 28,372     $      1
Ratio of Expenses to Average Net Assets(d)(e)             1.98%          1.18%        3.00%(f)
Ratio of Net Investment Income (Loss) to Average
  Net Assets(e)                                           0.08%          1.08%       (0.71%)(f)
Portfolio Turnover Rate                                     36%            25%          36%(g)

(a)  From December 14, 2000, inception of Class, to May 31, 2001.

(b)  The per share information was computed based on average shares for the year ended May 31,
     2003.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment Adviser, if applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(e)  Various expenses of the Class were voluntarily absorbed by IFG for the year ended May 31, 2003.
     If such  expenses had not been  voluntarily  absorbed, ratio of expenses to average net assets would have been 2.63% and ratio of net investment loss to average net assets would have been
     (0.57%).

(f)  Annualized

(g)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended May 31, 2001.

FINANCIAL HIGHLIGHTS

TOTAL RETURN FUND -- INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                            PERIOD           YEAR
                                                                                                             ENDED          ENDED
                                                                      YEAR ENDED MAY 31                     MAY 31      AUGUST 31
---------------------------------------------------------------------------------------------------------------------------------
                                                          2003         2002          2001         2000        1999(a)        1998
PER SHARE DATA
Net Asset Value -- Beginning of Period               $   24.28    $   26.75     $   27.74    $   32.37    $   28.16     $   27.77
==================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                     0.40         0.39          0.55         0.81         0.60          0.83
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                         (1.63)       (1.74)        (0.29)       (3.47)        5.03          0.87
==================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                         (1.23)       (1.35)         0.26        (2.66)        5.63          1.70
==================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                          1.09         1.12          1.25         1.97         1.42          1.31
==================================================================================================================================
Net Asset Value -- End of Period                     $   21.96    $   24.28     $   26.75    $   27.74    $   32.37     $   28.16
==================================================================================================================================

TOTAL RETURN                                            (4.85%)      (5.13%)        1.08%       (8.29%)      20.27%(b)       6.02%

RATIOS
Net Assets -- End of Period ($000 Omitted)           $810,787     $1,080,197    $1,462,543   $2,326,899   $3,418,746    $2,561,016
Ratio of Expenses to Average Net Assets(c)(d)           1.26%          1.49%         1.27%        1.00%       0.83%(e)       0.79%
Ratio of Net Investment Income to
  Average Net Assets(d)                                 1.90%          1.57%         1.98%        2.60%       2.61%(e)       2.82%
Portfolio Turnover Rate                                   45%            54%           76%          49%          7%(b)         17%

(a)  From September 1, 1998 to May 31, 1999.

(b)  Based  on  operations  for  the  period  shown,  and  accordingly,  is  not representative of a full year.

(c)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment Adviser, if applicable, which is before any offset arrangements (which may include custodian, distribution and transfer agent fees).

(d)  Various expenses of the Class were voluntarily absorbed by IFG for the year ended May 31, 2003, the period ended May 31, 1999 and the year ended August 31,  1998.  If such  expenses  had not be  voluntarily  absorbed, ratio of expenses to average net assets  would have been 1.50%,  0.84%  (annualized) and 0.80%, respectively, and ratio of net investment income to average net assets would have been 1.66%, 2.60% (annualized) and 2.81%, respectively.

(e)  Annualized

FINANCIAL HIGHLIGHTS

TOTAL RETURN FUND-- CLASS A & CLASS B
----------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           CLASS A                         CLASS B
                                                       YEAR       PERIOD                YEAR       PERIOD
                                                      ENDED        ENDED               ENDED        ENDED
                                                     MAY 31       MAY 31              MAY 31       MAY 31
----------------------------------------------------------------------------------------------------------
                                                       2003         2002(a)             2003       2002(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period             $  24.08     $  25.28            $  24.08   $  25.28
==========================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                  0.63         0.03                0.54       0.02
Net Losses on Securities (Both Realized
  and Unrealized)                                     (1.89)       (0.95)              (1.94)     (0.96)
==========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                      (1.26)       (0.92)              (1.40)     (0.94)
==========================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                       1.35         0.28                1.37       0.26
==========================================================================================================
Net Asset Value -- End of Period                   $  21.47     $  24.08            $  21.31   $  24.08
==========================================================================================================

TOTAL RETURN(b)                                      (4.99%)      (3.64%)(c)          (5.54%)   (3.76%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)         $    546     $    93             $   570    $    91
Ratio of Expenses to Average Net Assets(d)(e)         1.34%       1.18%(f)             2.01%      1.86%(f)
Ratio of Net Investment Income to Average
  Net Assets(e)                                       1.76%       2.11%(f)             1.13%      1.27%(f)
Portfolio Turnover Rate                                 45%         54%(g)               45%        54%(g)

(a)  From April 1, 2002, inception of Class, to May 31, 2002.

(b)  The  applicable  sales  charges  for  Class  A or CDSC  for  Class B is not included in the Total
     Return calculation.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser, if  applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(e)  Various  expenses of each Class were absorbed by IFG for the year ended May 31, 2003.  If such expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets  would have been 1.94% for Class A and 3.33% for Class B and ratio of net investment income (loss) to average net assets would have been 1.16% for Class A and (0.19%) for Class B.

(f)  Annualized

(g)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended May 31, 2002.

FINANCIAL HIGHLIGHTS

TOTAL RETURN FUND -- CLASS C
--------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                           PERIOD
                                                                                            ENDED
                                                        YEAR ENDED MAY 31                  MAY 31
--------------------------------------------------------------------------------------------------
                                                 2003         2002          2001           2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period       $  23.60     $  26.07      $  27.30       $  26.71
==================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                            0.12         0.05          0.43           0.29
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                      (1.54)       (1.71)        (0.94)          0.87
==================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                (1.42)       (1.66)        (0.51)          1.16
==================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                 0.71         0.81          0.72           0.57
==================================================================================================
Net Asset Value -- End of Period             $  21.47     $  23.60      $  26.07       $  27.30
==================================================================================================

TOTAL RETURN(b)                                (5.91%)      (6.44%)       (1.78%)         4.40%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)   $   787      $   591       $    334       $     10
Ratio of Expenses to Average Net
  Assets(d)(e)                                  2.24%        2.59%         2.30%          2.94%(f)
Ratio of Net Investment Income to Average
  Net Assets(e)                                 0.89%        0.46%         0.84%          1.46%(f)
Portfolio Turnover Rate                           45%          54%           76%            49%(g)

(a)  From February 15, 2000, inception of Class, to May 31, 2000.

(b)  The applicable CDSC is not included in the Total Return calculation.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser, if  applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(e)  Various expenses of the Class were voluntarily absorbed by IFG for the year ended May 31, 2003.  If such  expenses had not been  voluntarily  absorbed, ratio of expenses to average net assets would have been 3.49%, and ratio of net investment loss to average net assets would have been (0.36%).

(f)  Annualized

(g)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended May 31, 2000.

OTHER INFORMATION

UNAUDITED

The table below provides information about each of the Independent and  Interested Directors.  Their affiliations represent their principal occupations.
                                                                                      NUMBER OF
                                                                                      FUNDS IN
                          POSITION(S) HELD WITH                                       FUND
                          COMPANY, TERM OF                                            COMPLEX         OTHER
                          OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)          OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE     OF TIME SERVED*            DURING PAST FIVE YEARS*          DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Bob A. Baker              Vice Chairman of           Consultant (2000-present).       48
37 Castle Pines Dr. N.    the Board                  Formerly, President and
Castle Rock, Colorado     (Since 2003)               Chief Executive Officer
                                                     (1988-2000) of AMC Cancer
Age: 66                                              Research Center, Denver,
                                                     Colorado. Until Mid-December
                                                     1988, Vice Chairman of the
                                                     Board of First Columbia
                                                     Financial Corporation,
                                                     Englewood, Colorado;
                                                     formerly, Chairman of the
                                                     Board and Chief Executive
                                                     Officer of First Columbia
                                                     Financial Corporation.

Sueann Ambron, Ph.D.      Director                   Dean of the Business School,     48
University of Colorado    (Since 2003)               College of Business,
at Denver                                            University of Colorado of
1250 14th Street                                     Denver (2000-present).
Denver, Colorado                                     Formerly, President and
                                                     Chief Executive Officer of
Age: 58                                              Avulet, Inc., Sunnyvale,
                                                     California (1998-1999), Vice
                                                     President and General
                                                     Manager, Multimedia Services
                                                     Division, Motorola, Inc.,
                                                     Schoumburg, Illinois
                                                     (1996-1998).

Victor L. Andrews, Ph.D.  Director                   Professor Emeritus, Chairman     48
34 Seawatch Drive                                    Emeritus and Chairman and
Savannah, Georgia                                    CFO of the Roundtable of the
                                                     Department of Finance of
Age: 72                                              Georgia State University;
                                                     and President, Andrews
                                                     Financial Associates, Inc.
                                                     (consulting firm). Formerly,
                                                     member of the faculties of
                                                     the Harvard Business School;
                                                     and the Sloan School of
                                                     Management of MIT.

Lawrence H. Budner        Director                   Trust Consultant. Formerly,      48
7608 Glen Albens Circle                              Senior Vice President and
Dallas, Texas                                        Senior Trust Officer of
                                                     InterFirst Bank, Dallas,
Age: 72                                              Texas.

OTHER INFORMATION

UNAUDITED

                                                                                      NUMBER OF
                                                                                      FUNDS IN
                          POSITION(S) HELD WITH                                       FUND
                          COMPANY, TERM OF                                            COMPLEX         OTHER
                          OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)          OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE     OF TIME SERVED*            DURING PAST FIVE YEARS*          DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
James T. Bunch            Director                   Co-President and Founder of       48
                                                     Green, Manning & Bunch,
3600 Republic Plaza       (since 2000)               Ltd., Denver, Colorado
370 Seventeenth Street                               (1988-present); Director and
Denver, Colorado                                     Vice President of Western
                                                     Golf Association and Evans
Age: 60                                              Scholars Foundation; and
                                                     Excutive Committee, United
                                                     States Golf Association.
                                                     Formerly, General Counsel
                                                     and Director of Boettcher &
                                                     Company, Denver, Colorado;
                                                     and formerly, Chairman and
                                                     Managing Partner of Davis,
                                                     Graham & Stubbs, Denver,
                                                     Colorado.

Gerald J. Lewis           Director                   Chairman of Lawsuit              48              Director of General Chemical
701 "B" Street            (since 2000)               Resolution Services, San                         Group, Inc., Hampdon, New
Suite 2100                                           Diego, California                                Hampshire (1996-present).
San Diego, California                                (1987-present). Formerly,                        Director of Wheelabrator
                                                     Associate Justice of the                         Technologies, Inc., Fisher
                                                     California Court of Appeals;                     Scientific, Inc., Henley
Age: 69                                              and of Counsel, Latham &                         Manufacturing, Inc., and
                                                     Watkins, San Diego,                              California Coastal Properties,
                                                     California (1987-1997).                          Inc.

John W. McIntyre          Director                   Retired. Trustee of Gables       48
7 Piedmont Center                                    Residential Trust.  Trustee
Suite 100                                            and Chairman of the J.M. Tull
Atlanta, Georgia                                     Charitable Foundation;
                                                     Director of Kaiser Foundation
Age: 72                                              Health Plans of Georgia, Inc.
                                                     Formerly, Vice Chairman of
                                                     the Board of Directors of The
                                                     Citizens and Southern
                                                     Corporation and Chairman of
                                                     the Board and Chief Executive
                                                     Officer of The Citizens and
                                                     Southern Georgia Corporation
                                                     and The Citizens and Southern
                                                     National Bank. Formerly,
                                                     Trustee of INVESCO Global
                                                     Health Sciences Fund and
                                                     Trustee of Employee's
                                                     Retirement System of Georgia,
                                                     Emory University.

Larry Soll, Ph. D.        Director                   Retired. Formerly, Chairman       48             Director of Synergen since
2358 Sunshine Canyon Dr.  (since 1997)               of the Board (1987-1994),                        incorporation in 1982;
Boulder, Colorado                                    Chief Executive Officer                          Director of Isis
                                                     (1982-1989 and 1993-1994) and                    Pharmaceuticals, Inc.
Age: 60                                              President (1982-1989) of
                                                     Synergen Inc.; and formerly,
                                                     Trustee of INVESCO Global
                                                     Health Sciences Fund.

OTHER INFORMATION

UNAUDITED

                                                                                      NUMBER OF
                                                                                      FUNDS IN
                          POSITION(S) HELD WITH                                       FUND
                          COMPANY, TERM OF                                            COMPLEX         OTHER
                          OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)          OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE     OF TIME SERVED*            DURING PAST FIVE YEARS*          DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS AND OFFICERS

These directors are "interested persons" of IFG as defined in the Act, and they are interested persons by virtue of the fact that he/she is an officer or director of IFG, IDI or an affiliate of IFG.

Mark H. Williamson        Chairman of the Board      President and Chief Executive    48
4350 South Monaco Street  (since 1999). Formerly,    Officer AIM Investment
Denver, Colorado          President (1998-2002);     Management and Chief
                          and Chief Executive        Executive Officer of the AIM
Age: 51                   Officer (1998-2002).       Division of AMVESCAP PLC
                                                     (2003-present). Formerly,
                                                     Chief Executive Officer,
                                                     Managed Products Division,
                                                     AMVESCAP PLC (2001-present).
                                                     Formerly, Chairman of the
                                                     Board (1998-2002), President
                                                     (1998-2002), and Chief
                                                     Executive Officer (1998-2002)
                                                     of INVESCO Funds Group, Inc.
                                                     and of INVESCO Distributors,
                                                     Inc. Formerly, Chief
                                                     Operating Officer and
                                                     Chairman of the Board of
                                                     INVESCO Global Health
                                                     Sciences Fund; formerly,
                                                     Chairman and Chief Executive
                                                     Officer of NationsBanc
                                                     Advisors, Inc.; and formerly,
                                                     Chairman of NationsBanc
                                                     Investments, Inc.

Raymond R. Cunningham     President (2003-present),  President (2003-present) and     48              Director of INVESCO Funds
4350 South Monaco Street  Chief Executive Officer    Chief Executive Officer                          Group, Inc. and Chairman of
Denver, Colorado          (2003-present) and         (2003-present) of INVESCO                        the Board of INVESCO
                          Director (2001-present).   Funds Group, Inc.;                               Distributors, Inc.
Age: 52                   Formerly, Vice President   Chairman of the Board (2003-
                          (2001-2002).               present), President
                                                     (2003-present), and Chief
                                                     Executive Officer
                                                     (2003-present) of INVESCO
                                                     Distributors, Inc. Formerly,
                                                     Chief Operating Officer
                                                     (2002-2003) and Senior Vice
                                                     President (1999-2002) of
                                                     INVESCO Funds Group, Inc. and
                                                     INVESCO Distributors, Inc.;
                                                     and Formerly, Senior Vice
                                                     President of GT Global -
                                                     North America (1992-1998).

Richard W. Healey         Director                   Senior Vice President of         40              Director of INVESCO Funds
4350 South Monaco Street  (since 2000)               INVESCO Funds Group, Inc.;                       Group, Inc. and INVESCO
Denver, Colorado                                     Senior Vice President of                         Distributors, Inc.
                                                     INVESCO Distributors, Inc.
Age: 48                                              Formerly, Senior Vice
                                                     President of GT Global -
                                                     North America (1996-1998) and
                                                     The Boston Company
                                                     (1993-1996).

OTHER INFORMATION

UNAUDITED

                                                                                      NUMBER OF
                                                                                      FUNDS IN
                          POSITION(S) HELD WITH                                       FUND
                          COMPANY, TERM OF                                            COMPLEX         OTHER
                          OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)          OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE     OF TIME SERVED*            DURING PAST FIVE YEARS*          DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Glen A. Payne             Secretary                  Senior Vice President,
4350 South Monaco Street                             General Counsel and Secretary
Denver, Colorado                                     of INVESCO Funds Group, Inc.;
                                                     Senior Vice President,
Age: 55                                              Secretary and General Counsel
                                                     of INVESCO Distributors, Inc.
                                                     Formerly, Secretary of
                                                     INVESCO Global Health
                                                     Sciences Fund; General
                                                     Counsel of INVESCO Trust
                                                     Company (1989-1998); and
                                                     employee of a U.S. regulatory
                                                     agency, Washington, D.C.
                                                     (1973-1989).

Ronald L. Grooms          Chief Accounting           Senior Vice President and                        Director of INVESCO Funds
4350 South Monaco Street  Officer, Chief             Treasurer of INVESCO Funds                       Group, Inc. and INVESCO
Denver, Colorado          Financial Officer          Group, Inc.; and Senior Vice                     Distributors, Inc.
                          and Treasurer              President and Treasurer of
Age: 56                                              INVESCO Distributors, Inc.
                                                     Formerly, Treasurer and
                                                     Principal Financial and
                                                     Accounting Officer of INVESCO
                                                     Global Health Sciences Fund;
                                                     and Senior Vice President and
                                                     Treasurer of INVESCO Trust
                                                     Company (1988-1998).

William J. Galvin, Jr.    Assistant Secretary        Senior Vice President and                        Director of INVESCO Funds
4350 South Monaco Street                             Assistant Secretary of                           Group, Inc. and INVESCO
Denver, Colorado                                     INVESCO Funds Group, Inc.;                       Distributors, Inc.
                                                     and Senior Vice President and
Age: 46                                              Assistant Secretary of
                                                     INVESCO Distributors, Inc.
                                                     Formerly, Trust Officer of
                                                     INVESCO Trust Company
                                                     (1995-1998).

Pamela J. Piro            Assistant Treasurer        Vice President and Assistant
4350 South Monaco Street                             Treasurer of INVESCO Funds
Denver, Colorado                                     Group, Inc.; and Assistant
                                                     Treasurer of INVESCO
Age: 42                                              Distributors, Inc. Formerly,
                                                     Assistant Vice President
                                                     (1996-1997).

Tane T. Tyler             Assistant Secretary        Vice President and Assistant
4350 South Monaco Street  (since 2002)               General Counsel of INVESCO
Denver, Colorado                                     Funds Group, Inc.

Age: 37

* Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available, without charge, upon request. To obtain a free copy of the current SAI, call 1-800-525-8085.

For dividends paid during the fiscal year ended May 31, 2003, the Funds designate qualified dividend income to the maximum extent allowable.

[INVESCO ICON] INVESCO(R)


1-800-525-8085
Personal Account Line: 1-800-424-8085
Advisor Services: 1-800-959-4246
invescofunds.com

INVESCO Distributors, Inc.,(SM)  Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

Effective 7/1/03 A I M Distributors, Inc.,(SM) became the distributor of the retail INVESCO funds
11 Greenway Plaza, Suite 100, Houston, Texas 77046

This information must be preceded or accompanied by a current prospectus.

AAW    900471   6/03

                                                                    APPENDIX III


Pro Forma Financial Statements
Pro Forma Statement of Investment Securities*
INVESCO Combination Stock & Bond Funds, Inc.
May 31, 2003
UNAUDITED


      SHARES OR PRINCIPAL AMOUNT                                                                            VALUE
-------------------------------------------                                             -------------------------------------------
                      TOTAL                                                                                  TOTAL
       BALANCED      RETURN       PRO FORMA                                                   BALANCED       RETURN      PRO FORMA
         FUND         FUND        COMBINED           DESCRIPTION                                FUND          FUND       COMBINED
-----------------------------------------------------------------------------------------------------------------------------------
                                            67.37% COMMON STOCKS
                                             2.05% AEROSPACE & DEFENSE
                     100,300       100,300         L-3 Communications Holdings(a)                        $  4,348,005 $    4,348,005
                     169,000       169,000         Lockheed Martin                                          7,844,980      7,844,980
        158,300      150,700       309,000         United Technologies                  $     10,803,975   10,285,275     21,089,250
====================================================================================================================================
                                                                                                                          33,282,235
                                             1.37% ALUMINUM
        426,400      476,700       903,100         Alcoa Inc                                  10,493,704   11,731,587     22,225,291
====================================================================================================================================
                                             1.04% APPLICATION SOFTWARE
                     176,300       176,300         PeopleSoft Inc(a)                                        2,884,268      2,884,268
        148,600                    148,600         SAP AG Sponsored ADR Representing
                                                    1/4 Ord Shr                                4,232,128                   4,232,128
        309,600                    309,600         Software HOLDRs Trust(b)                    9,755,496                   9,755,496
====================================================================================================================================
                                                                                                                          16,871,892
                                             0.50% AUTO PARTS & EQUIPMENT
                     136,800       136,800         Advance Auto Parts(a)                                    8,136,864      8,136,864
====================================================================================================================================
                                             4.67% BANKS
                     215,700       215,700         Bank of America                                         16,004,940     16,004,940
        348,300                    348,300         Bank of New York                           10,079,802                  10,079,802
                     364,200       364,200         Mellon Financial                                         9,895,314      9,895,314
                     228,700       228,700         Wachovia Corp                                            9,189,166      9,189,166
        255,000      380,000       635,000         Wells Fargo & Co                           12,316,500   18,354,000     30,670,500
====================================================================================================================================
                                                                                                                          75,839,722
                                             1.39% BIOTECHNOLOGY
        189,000                    189,000         Amgen Inc(a)                               12,230,190                  12,230,190
         86,300                     86,300         Biotech HOLDRs Trust(b)                    10,381,890                  10,381,890
====================================================================================================================================
                                                                                                                          22,612,080
                                             1.97% BREWERS
        240,400      367,300       607,700         Anheuser-Busch Cos                         12,652,252   19,330,999     31,983,251
====================================================================================================================================
                                             0.25% CABLE & SATELLITE OPERATORS
        121,600                    121,600         EchoStar Communications
                                                   Class A Shrs(a)                             4,083,328                   4,083,328
====================================================================================================================================
                                             0.26% CASINOS & GAMING
        105,000                    105,000         Harrah's Entertainment(a)                   4,209,450                   4,209,450
====================================================================================================================================
                                             1.26% COMPUTER HARDWARE
                     531,600       531,600         Hewlett-Packard Co                                      10,366,200     10,366,200
                     114,100       114,100         International Business Machines                         10,045,364     10,045,364
====================================================================================================================================
                                                                                                                          20,411,564
                                             0.47% COMPUTER STORAGE & PERIPHERALS
        711,100                    711,100         EMC Corp(a)                                 7,694,102                   7,694,102
====================================================================================================================================
                                             0.26% CONSTRUCTION MACHINERY, FARM
                                                   MACHINERY & HEAVY TRUCKS
                     134,700       134,700         Navistar International(a)                                4,151,454      4,151,454
====================================================================================================================================
                                             0.97% DATA PROCESSING SERVICES
        177,900                    177,900         First Data                                  7,368,618                   7,368,618
        254,400                    254,400         Fiserv Inc(a)                               8,418,096                   8,418,096
====================================================================================================================================
                                                                                                                          15,786,714
                                             0.99% DIVERSIFIED CHEMICALS
        222,000      284,800       506,800         Dow Chemical                                7,059,600    9,056,640     16,116,240
====================================================================================================================================
                                             4.24% DIVERSIFIED FINANCIAL SERVICES
        157,800                    157,800         American Express                            6,573,948                   6,573,948
        443,300      398,200       841,500         Citigroup Inc                              18,184,166   16,334,164     34,518,330
         62,600                     62,600         Goldman Sachs Group                         5,101,900                   5,101,900
        548,000      141,000       689,000         JP Morgan Chase & Co                       18,007,280    4,633,260     22,640,540
====================================================================================================================================
                                                                                                                          68,834,718
                                             0.71% ELECTRIC UTILITIES
                      44,200        44,200         Dominion Resources                                       2,784,600      2,784,600
                      34,600        34,600         Exelon Corp                                              1,982,580      1,982,580
                     101,000       101,000         FPL Group                                                6,713,470      6,713,470
====================================================================================================================================
                                                                                                                          11,480,650
                                             1.16% ELECTRICAL COMPONENTS & EQUIPMENT
        258,800      232,000       490,800         SPX Corp(a)                          $      9,971,564 $  8,938,960 $   18,910,524
====================================================================================================================================
                                             1.87% GENERAL MERCHANDISE STORES
        280,100      548,000       828,100         Target Corp                                10,260,063   20,073,240     30,333,303
====================================================================================================================================
                                             0.94% HEALTH CARE EQUIPMENT
        127,400                    127,400         Boston Scientific(a)                        6,637,540                   6,637,540
        176,600                    176,600         Medtronic Inc                               8,605,718                   8,605,718
====================================================================================================================================
                                                                                                                          15,243,258
                                             0.36% HOUSEHOLD PRODUCTS
                      64,200        64,200         Procter & Gamble                                         5,894,844      5,894,844
====================================================================================================================================
                                             0.71% HYPERMARKETS & SUPER CENTERS

        SHARES OR PRINCIPAL AMOUNT                                                                        VALUE
-------------------------------------------                                             --------------------------------------------
                      TOTAL                                                                                  TOTAL
       BALANCED      RETURN       PRO FORMA                                                   BALANCED       RETURN      PRO FORMA
         FUND         FUND        COMBINED           DESCRIPTION                                FUND          FUND       COMBINED
------------------------------------------------------------------------------------------------------------------------------------

        220,400                    220,400         Wal-Mart Stores                            11,595,244                  11,595,244
====================================================================================================================================
                                             1.82% INDUSTRIAL CONGLOMERATES
        425,000      606,100     1,031,100         General Electric                           12,197,500   17,395,070     29,592,570
====================================================================================================================================
                                             0.71% INDUSTRIAL GASES
                     193,200       193,200         Praxair Inc                                             11,590,068     11,590,068
====================================================================================================================================
                                             2.15% INDUSTRIAL MACHINERY
                     152,200       152,200         Danaher Corp                                            10,185,224     10,185,224
         92,900      193,100       286,000         Illinois Tool Works                         5,764,445   11,981,855     17,746,300
                     425,700       425,700         Timken Co                                                6,972,966      6,972,966
====================================================================================================================================
                                                                                                                          34,904,490
                                             0.66% INSURANCE BROKERS
                     214,400       214,400         Marsh & McLennan                                        10,747,872     10,747,872
====================================================================================================================================
                                             2.75% INTEGRATED OIL & GAS
        104,100      244,200       348,300         BP PLC Sponsored ADR Representing
                                                    6 Ord Shrs                                 4,360,749   10,229,538     14,590,287
        384,400      441,600       826,000         Exxon Mobil                                13,992,160   16,074,240     30,066,400
====================================================================================================================================
                                                                                                                          44,656,687
                                             2.43% INTEGRATED TELECOMMUNICATION SERVICES
        113,700      154,900       268,600         BellSouth Corp                              3,014,187    4,106,399      7,120,586
        134,500      332,700       467,200         SBC Communications                          3,424,370    8,470,542     11,894,912
         92,200      446,500       538,700         Verizon Communications                      3,489,770   16,900,025     20,389,795
====================================================================================================================================
                                                                                                                          39,405,293
                                             3.33% INVESTMENT ADVISER/BROKER
                                                   DEALER SERVICES
        407,900      408,700       816,600         Janus Capital Group                         6,342,845    6,355,285     12,698,130
                     253,700       253,700         Lehman Brothers Holdings                                18,172,531     18,172,531
        208,000      327,900       535,900         Merrill Lynch & Co                          9,006,400   14,198,070     23,204,470
====================================================================================================================================
                                                                                                                          54,075,131
                                             1.32% INVESTMENT COMPANIES
        117,900                    117,900         DIAMONDS Trust Series I Shrs               10,474,236                  10,474,236
        369,400                    369,400         Nasdaq-100 Trust Series 1 Shrs(a)          11,004,426                  11,004,426
====================================================================================================================================
                                                                                                                          21,478,662
                                             0.77% IT CONSULTING & SERVICES
                     408,000       408,000         Accenture Ltd(a)                                         7,148,160      7,148,160
        117,100                    117,100         Affiliated Computer Services
                                                    Class A Shrs(a)                            5,426,414                   5,426,414
====================================================================================================================================
                                                                                                                          12,574,574
                                             0.65% MOVIES & ENTERTAINMENT
        344,800                    344,800         AOL Time Warner(a)                          5,247,856                   5,247,856
        116,700                    116,700         Viacom Inc Class B Shrs(a)                  5,312,184                   5,312,184
====================================================================================================================================
                                                                                                                          10,560,040
                                             1.05% MULTI-LINE INSURANCE
        182,900      112,700       295,600         American International Group               10,586,252    6,523,076     17,109,328
====================================================================================================================================
                                             0.56% NETWORKING EQUIPMENT
        553,400                    553,400         Cisco Systems(a)                            9,009,352                   9,009,352
====================================================================================================================================
                                             0.68% OIL & GAS EQUIPMENT & SERVICES
        145,600      186,500       332,100         Baker Hughes                                4,812,080    6,163,825     10,975,905
====================================================================================================================================
                                             1.08% OIL & GAS EXPLORATION, PRODUCTION
                                                    & TRANSPORTATION
        133,845                    133,845         Apache Corp                                 8,823,062                   8,823,062
                     181,800       181,800         Kerr-McGee Corp                                          8,650,044      8,650,044
====================================================================================================================================
                                                                                                                          17,473,106
                                             0.88% PACKAGED FOODS & MEATS
                     200,000       200,000         H.J. Heinz                                               6,614,000      6,614,000
                     106,800       106,800         Hershey Foods                                            7,593,480      7,593,480
====================================================================================================================================
                                                                                                                          14,207,480

                                             1.64% PAPER PRODUCTS
                     246,000       246,000         Bowater Inc                                           $  9,640,740 $    9,640,740
        267,300      196,100       463,400         International Paper                  $      9,801,891    7,190,987     16,992,878
====================================================================================================================================
                                                                                                                          26,633,618
                                             0.32% PERSONAL PRODUCTS
         85,200                     85,200         Avon Products                               5,192,088                   5,192,088
====================================================================================================================================
                                             6.79% PHARMACEUTICALS
        239,500                    239,500         Abbott Laboratories                        10,669,725                  10,669,725
                     252,400       252,400         Bristol-Myers Squibb                                     6,461,440      6,461,440
                      81,700        81,700         Eli Lilly & Co                                           4,883,209      4,883,209
        117,600                    117,600         Forest Laboratories(a)                      5,938,800                   5,938,800
        171,900                    171,900         Johnson & Johnson                           9,342,765                   9,342,765
        179,900      263,500       443,400         Merck & Co                                  9,998,842   14,645,330     24,644,172
        411,800      624,000     1,035,800         Pfizer Inc                                 12,774,036   19,356,480     32,130,516
                                                   Teva Pharmaceutical Industries
                                                    Sponsored ADR
        114,200                    114,200         Representing Ord Shrs                       5,788,684                   5,788,684
        235,300                    235,300         Wyeth                                      10,317,905                  10,317,905
====================================================================================================================================
                                                                                                                         110,177,216
                                             0.52% PROPERTY & CASUALTY INSURANCE
        155,700                    155,700         Allstate Corp                               5,603,643                   5,603,643
                      79,300        79,300         St Paul                                                  2,900,794      2,900,794
====================================================================================================================================
                                                                                                                           8,504,437
                                             1.03% PUBLISHING & PRINTING

        SHARES OR PRINCIPAL AMOUNT                                                                        VALUE
-------------------------------------------                                             --------------------------------------------
                      TOTAL                                                                                  TOTAL
       BALANCED      RETURN       PRO FORMA                                                   BALANCED       RETURN      PRO FORMA
         FUND         FUND        COMBINED           DESCRIPTION                                FUND          FUND       COMBINED
------------------------------------------------------------------------------------------------------------------------------------

                      71,600        71,600         Knight-Ridder Inc                                        5,043,504      5,043,504
                     184,200       184,200         McGraw-Hill Cos                                         11,643,282     11,643,282
====================================================================================================================================
                                                                                                                          16,686,786
                                             1.02% RAILROADS

        365,500                    365,500         Norfolk Southern                            8,011,760                   8,011,760
                     139,900       139,900         Union Pacific                                            8,532,501      8,532,501
====================================================================================================================================
                                                                                                                          16,544,261
                                             0.82% RESTAURANTS
                     486,900       486,900         McDonald's Corp                                          9,119,637      9,119,637
        170,200                    170,200         Starbucks Corp(a)                           4,193,898                   4,193,898
====================================================================================================================================
                                                                                                                          13,313,535
                                             0.93% SEMICONDUCTOR EQUIPMENT
        643,700      325,000       968,700         Applied Materials(a)                       10,015,972    5,057,000     15,072,972
====================================================================================================================================
                                             2.90% SEMICONDUCTORS
        442,500      520,900       963,400         Intel Corp                                  9,221,700   10,855,556     20,077,256
        282,400                    282,400         Semiconductor HOLDRs Trust(b)               8,457,880                   8,457,880
        388,200      515,500       903,700         Texas Instruments                           7,958,100   10,567,750     18,525,850
====================================================================================================================================
                                                                                                                          47,060,986
                                             0.73% SOFT DRINKS
        260,800                    260,800         Coca-Cola Co                               11,884,656                  11,884,656
====================================================================================================================================
                                             1.80% SYSTEMS SOFTWARE
        534,100                    534,100         Microsoft Corp                             13,144,201                  13,144,201
        513,900                    513,900         Oracle Corp(a)                              6,685,839                   6,685,839
        337,400                    337,400         VERITAS Software(a)                         9,362,850                   9,362,850
====================================================================================================================================
                                                                                                                          29,192,890
                                             0.59% TELECOMMUNICATIONS EQUIPMENT
                                                   Nokia Corp Sponsored ADR
                     530,300       530,300          Representing Ord Shrs                                   9,566,612      9,566,612
====================================================================================================================================
                                                   TOTAL COMMON STOCKS (Cost
                                                   $488,841,979, $552,815,989 and
                                                   $1,041,657,968, respectively)                                       1,093,887,343
====================================================================================================================================
                                            29.44% FIXED INCOME SECURITIES
                                            10.11% US GOVERNMENT OBLIGATIONS
                                                   US Treasury Notes
 $   20,000,000              $  20,000,000           5.875%, 11/15/2004                       21,342,960                  21,342,960
 $   20,000,000              $  20,000,000           5.750%, 11/15/2005                       22,080,460                  22,080,460
 $   10,000,000 $  8,600,000 $  18,600,000           3.875%, 2/15/2013                        10,442,580    8,980,619     19,423,199
 $   10,000,000              $  10,000,000           3.000%, 11/15/2007                       10,375,390                  10,375,390
                $  7,500,000 $   7,500,000           2.875%, 6/30/2004                                      7,638,870      7,638,870
 $   25,000,000 $ 25,000,000 $  50,000,000           1.625%, 1/31/2005                        25,167,975   25,167,975     50,335,950
 $   20,000,000 $ 12,800,000 $  32,800,000           1.625%, 4/30/2005                        20,124,220   12,879,501     33,003,721
====================================================================================================================================
                                                   TOTAL US GOVERNMENT OBLIGATIONS
                                                   (Amortized Cost $106,510,241,
                                                   $54,296,787 and $160,807,028,
                                                   respectively)                                                         164,200,550
====================================================================================================================================
                                            13.16% US GOVERNMENT AGENCY OBLIGATIONS
                                                   Fannie Mae, Gtd Mortgage Pass-
                                                   Through Certificates
                $ 17,266,787 $  17,266,787              5.000%, 1/1/2017                                 $ 17,939,122 $   17,939,122
 $    7,964,993 $ 19,912,481 $  27,877,474              4.500%, 5/1/2018                $      8,179,223   20,448,058     28,627,281
 $   25,000,000 $ 10,000,000 $  35,000,000              4.500%, 6/1/2018                      25,672,414   10,268,966     35,941,380
                                                   Government National Mortgage
                                                    Association I
                                                   Gtd Mortgage Pass-Through
                                                    Certificates
                $  6,462,714 $   6,462,714           6.000%, 7/15/2028                                      6,783,902      6,783,902
                $  5,741,281 $   5,741,281           6.000%, 4/15/2029                                      6,023,807      6,023,807
                $ 16,181,359 $  16,181,359           5.500%, 1/15/2017                                     16,983,095     16,983,095
 $    9,548,440              $   9,548,440           5.500%, 11/15/2017                        9,986,281                   9,986,281
 $   12,269,305 $ 41,205,517 $  53,474,822           5.000%, 2/15/2018                        12,828,959   43,085,074     55,914,033
                $  2,832,411 $   2,832,411           5.000%, 3/15/2018                                      2,961,609      2,961,609
                                                   Government National Mortgage
                                                   Association I & II Single Issuer
 $    9,005,124              $   9,005,124           5.500%, 12/15/2031                        9,425,348                   9,425,348
                $  8,746,293 $   8,746,293           5.500%, 1/15/2032                                      9,153,427      9,153,427
 $   12,343,716              $  12,343,716           5.000%, 2/15/2018                        12,906,765                  12,906,765
 $      944,137              $     944,137           5.000%, 3/15/2018                           987,203                     987,203
====================================================================================================================================
                                                   TOTAL US GOVERNMENT AGENCY
                                                   OBLIGATIONS (Amortized Cost
                                                   $78,762,693, $129,509,646 and
                                                   $208,272,339, respectively)                                           213,633,253
====================================================================================================================================
                                             6.17% CORPORATE BONDS
                                             0.48% AUTOMOBILE MANUFACTURERS
                                                   General Motors Acceptance, Sr Notes,
                                                    6.125%
                $  5,000,000 $   5,000,000           2/1/2007                                               5,229,585      5,229,585
 $    2,500,000              $   2,500,000           8/28/2007                                 2,622,423                   2,622,423
====================================================================================================================================
                                                                                                                           7,852,008
                                             0.90% BANKS
                                                   SunTrust Banks, Sr Notes, 6.250%,
                   5,000,000 $   5,000,000          6/1/2008                                                5,853,410      5,853,410
                                                   Washington Mutual, Sr Notes, 4.375%,
 $    1,000,000 $  1,000,000 $   2,000,000          1/15/2008                                  1,062,219    1,062,219      2,124,438
                                                   Wells Fargo & Co, Notes, 5.250%,
 $    3,000,000 $  3,000,000 $   6,000,000          12/1/2007                                  3,316,668    3,316,668      6,633,336
====================================================================================================================================
                                                                                                                          14,611,184
                                             0.55% BREWERS

        SHARES OR PRINCIPAL AMOUNT                                                                        VALUE
-------------------------------------------                                             --------------------------------------------
                      TOTAL                                                                                  TOTAL
       BALANCED      RETURN       PRO FORMA                                                   BALANCED       RETURN      PRO FORMA
         FUND         FUND        COMBINED           DESCRIPTION                                FUND          FUND       COMBINED
------------------------------------------------------------------------------------------------------------------------------------

                                                   Anheuser-Busch Cos, Notes,
                $  8,000,000 $   8,000,000          5.375%, 9/15/2008                                       8,982,024      8,982,024
====================================================================================================================================
                                             0.19% CABLE & SATELLITE OPERATORS
                                                   Continental Cablevision, Sr Deb,
 $    2,500,000              $   2,500,000          9.500%, 8/1/2013                          3,004,920                    3,004,920
====================================================================================================================================
                                             0.39% DIVERSIFIED FINANCIAL SERVICES
                                                   Citigroup Inc, Notes, 4.125%,
 $    3,000,000 $  3,000,000 $   6,000,000          6/30/2005                                 3,146,271     3,146,271      6,292,542
====================================================================================================================================
                                             1.98% ELECTRIC UTILITIES
                                                   Cleveland Electric Illuminating,
                                                    Secured Notes, Series D, 7.880%,
 $    1,000,000              $   1,000,000          11/1/2017                                 1,282,432                    1,282,432
                                                   Commonwealth Edison, 1st Mortgage
 $    1,000,000              $   1,000,000          Notes, Series 76, 8.250%, 10/1/2006       1,185,528                    1,185,528
                                                   Consumers Energy, 1st & Refunding
 $    2,500,000              $   2,500,000          Mortgage Notes, 7.37%  9/15/2023          2,621,583                    2,621,583
                                                   El Paso Electric, 1st Mortgage Notes,
 $    2,000,000              $   2,000,000          Series E, 9.400%, 5/1/2011                2,329,506                    2,329,506
                                                   Jersey Central Power & Light, 1st
                                                    Mortgage Medium-Term Notes, Series C,
 $    2,000,000              $   2,000,000          7.980%, 2/16/2023                         2,092,926                    2,092,926
                                                   Niagara Mohawk Power, 1st Mortgage
                                                    Notes,
 $    4,000,000              $   4,000,000         7.750%, 5/15/2006                          4,577,608                    4,577,608
                                                   Pennsylvania Power, 1st Mortgage Notes,
 $    2,500,000              $   2,500,000          8.500%  7/15/2022                         2,609,110                    2,609,110
                                                   Public Service of New Mexico, Sr Notes
 $    5,000,000              $   5,000,000          Series A, 7.100%, 8/1/2005                5,440,935                    5,440,935
 $    5,000,000              $   5,000,000          Series B, 7.500%, 8/1/2018                5,818,520                    5,818,520
                                                   Texas Utilities Electric, 1st Mortgage
                                                    Notes & Collateral Trust, 7.875%,
 $    4,000,000              $   4,000,000          4/1/2024                                  4,182,412                    4,182,412
====================================================================================================================================
                                                                                                                          32,140,560
                                             0.10% FOREST PRODUCTS
                                                   Weyerhaeuser Co, Notes, 6.750%,
 $      695,000 $    760,000 $   1,455,000          3/15/2012                                   801,992       876,999      1,678,991
====================================================================================================================================
                                             0.20% HOUSEHOLD PRODUCTS
                                                   Procter & Gamble, Notes, 4.750%,
 $    1,500,000 $  1,500,000 $   3,000,000          6/15/2007                                 1,632,597     1,632,597      3,265,194
====================================================================================================================================

                                             0.42% INTEGRATED TELECOMMUNICATION SERVICES
                                                   Verizon Global Funding, Notes, 6.125%,
$    3,000,000  $  3,000,000 $   6,000,000          6/15/2007                                $3,393,066  $  3,393,066  $   6,786,132
====================================================================================================================================
                                             0.34% PACKAGED FOODS & MEATS
                                                   CPC International, Notes, Series C,
                $  5,000,000 $   5,000,000          6.150%, 1/15/2006                                       5,509,055      5,509,055
====================================================================================================================================
                                             0.10% PAPER PRODUCTS
                                                   International Paper, Notes, 5.850%,
$       670,000 $    730,000 $   1,400,000          10/30/2012                                  741,418       807,814      1,549,232
====================================================================================================================================
                                             0.37% RAILROADS
                                                   Burlington Northern Santa Fe, Notes,
$     1,100,000 $  3,000,000 $   4,100,000          6.125% , 3/15/2009                        1,270,888     3,466,059      4,736,947
$     1,100,000              $   1,100,000         Union Pacific, Notes, 6.650%, 1/15/2011    1,293,652                    1,293,652
====================================================================================================================================
                                                                                                                           6,030,599
                                             0.15% SOFT DRINKS
                                                   Coca-Cola Enterprises, Notes, 4.375%,
$    1,075,000  $  1,250,000 $   2,325,000          9/15/2009                                 1,151,025     1,338,401      2,489,426
====================================================================================================================================
                                                   TOTAL CORPORATE BONDS (Amortized Cost
                                                    $50,577,271, $40,808,634 and
                                                    $91,385,905, respectively)                                           100,191,867
====================================================================================================================================
                                                   TOTAL FIXED INCOME SECURITIES
                                                    (AMORTIZED COST $235,850,205,
                                                    $224,615,067 AND 460,465
                                                    RESPECTIVELY)                                                        478,025,670
====================================================================================================================================
                                             3.31% SHORT-TERM INVESTMENTS
                                             0.95% US GOVERNMENT AGENCY OBLIGATIONS
                                                   Fannie Mae, Benchmark Notes, 5.125%,
                                                    2/13/2004 (Amortized Cost $0,
                                                    $14,837,148, and $14,837148,
                $ 15,000,000 $  15,000,000          respectively)                                          15,409,425     15,409,425
====================================================================================================================================
                                             0.32% CORPORATE BONDS - DIVERSIFIED
                                                    FINANCIAL SERVICES
                                                   Associates Corp of North America,
                                                    Sr Notes, 5.500% 2/15/2004,
                                                    (Amortized Cost $0, $4,995,925 and
                $  5,000,000 $   5,000,000          4,995,925, respectively)                                5,150,515      5,150,515
====================================================================================================================================
                                             1.91% COMMERCIAL PAPER
                                             1.42% CONSUMER RECEIVABLES
                                                   New Center Asset Trust,
                $ 23,000,000 $  23,000,000          Series 1, Discount Notes, 1.340%,                      22,999,144     22,999,144
                                                     6/2/2003
====================================================================================================================================
                                             0.49% DIVERSIFIED FINANCIAL SERVICES
                                                   State Street Boston, Discount Notes,
 $    8,000,000              $   8,000,000          1.330%, 6/2/2003                          7,999,704                    7,999,704
====================================================================================================================================
                                                   TOTAL COMMERCIAL PAPER
                                                    (Amortized Cost $7,999,704, $22,999,144
                                                    and $30,998,848 respectively)                                         30,998,848
====================================================================================================================================
                                             0.13% REPURCHASE AGREEMENTS


        SHARES OR PRINCIPAL AMOUNT                                                                         VALUE
--------------------------------------                                                  -------------------------------------------
              TOTAL                                                                                          TOTAL
 BALANCED    RETURN       PRO FORMA                                                           BALANCED       RETURN      PRO FORMA
   FUND       FUND        COMBINED                   DESCRIPTION                                FUND          FUND       COMBINED
-----------------------------------------------------------------------------------------------------------------------------------


                                                  Repurchase Agreement with State
                                                  Street dated 5/30/2003 due 6/2/2003
                                                  at 1.220%, repurchased at $1,900,193,
                                                  $291,030 and $2,191,223, respectively
                                                  (Collateralized by Federal Farm Credit
                                                  Bank, Bonds, due 12/15/2004 at 3.875%,
                                                  value $1,944,099 and Federal Home Loan
                                                  Bank, Bonds, due 3/29/2004 at 1.400%,
                                                  value $301,003, and pro forma combined
                                                  valued at $2,245,102, respectively)
                                                  (Cost $1,900,000, $291,000 and
$  1,900,000 $  291,000   $  2,191,000            $2,191,000, respectively)                 1,900,000       291,000       2,191,000
===================================================================================================================================
                                                  TOTAL SHORT-TERM INVESTMENTS
                                                  (Amortized Cost $9,899,704, $43,123,217
                                                  and 53,749,788, respectively)                                          53,749,788
===================================================================================================================================
                                         100.12%  TOTAL INVESTMENTS AT VALUE
                                                  (COST $734,591,888, $820,554,273
                                                  AND $1,555,146, RESPECTIVELY            788,367,258   837,295,543   1,625,662,801
===================================================================================================================================
                                          -0.12%  OTHER ASSETS LESS LIABILITIES            22,728,518   (24,605,674)     (1,877,156)
===================================================================================================================================
                                         100.00%  NET ASSETS AT VALUE                    $811,095,776 $ 812,689,869  $1,623,785,645
===================================================================================================================================


(a) Security is non-income producing.

(b) HOLDRs - Holding Company Depositary Receipts.

* As of 5/31/03, all of the securities held by the INVESCO Balanced Fund would comply with the compliance guidelines and/or investment restrictions of the INVESCO Total Return Bond Fund.

See Notes to Financial Statements

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
INVESCO COMBINATION STOCK & BOND FUNDS, INC.
MAY 31, 2003
UNAUDITED


                                                                       TOTAL
                                                     BALANCED         RETURN          PRO FORMA               PRO FORMA
                                                       FUND            FUND          ADJUSTMENTS               COMBINED
                                                  ------------------------------------------------------------------------
ASSETS
Investment Securities:
At Cost(a)                                        $   734,591,888  $  820,554,273                       $    1,555,146,161
==========================================================================================================================
At Value(a)                                       $   788,367,258  $  837,295,543                       $    1,625,662,801
Cash                                                      558,787         661,095                                1,219,882
Receivables:
   Investment Securities Sold                          24,219,797       1,133,180                               25,352,977
   Fund Shares Sold                                       658,905       1,021,595                                1,680,500
   Dividends and Interest                               2,324,794       2,952,911                                5,277,705
   Due from Advisor                                            --              --  $   539,700                     539,700
Prepaid Expenses and Other Assets                          71,256         124,740                                  195,996
--------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                          816,200,797     843,189,064      539,700               1,659,929,561
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payables:
   Distributions to Shareholders                            3,808          82,497                                   86,305
   Investment Securities Purchased                      4,269,554      16,793,034                               21,062,588
   Fund Shares Repurchased                                631,812      13,271,979                               13,903,791
Accrued Distribution Expenses
   Investor Class                                         112,036         171,386                                  283,422
   Class A                                                    108             164                                      272
   Class B                                                    197             407                                      604
   Class C                                                  2,181             638                                    2,819
   Class K                                                  3,271              --                                    3,271
Accrued Merger Expenses                                        --              --      539,700                     539,700
Accrued Expenses and Other Payables                        82,054         179,090                                  261,144
--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                       5,105,021      30,499,195      539,700                  36,143,916
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                               $   811,095,776  $  812,689,869 $          0          $    1,623,785,645
==========================================================================================================================
NET ASSETS
Paid-in Capital                                   $ 1,100,589,202  $  846,270,108                       $    1,946,859,310
Accumulated Undistributed Net
 Investment Income (Loss)                                 641,155         (23,154)                                 618,001
Accumulated Undistributed Net Realized
 Loss on Investment                                  (343,909,951)     50,298,355                              394,208,306
Net Appreciation of Investment Securities              53,775,370      16,741,270                               70,516,640
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE, APPLICABLE TO SHARES
 OUTSTANDING                                          811,095,776  $  812,689,869                       $    1,623,785,645
==========================================================================================================================
NET ASSETS AT VALUE:
Institutional Class                               $   261,560,380              --                       $      261,560,380
==========================================================================================================================
Investor Class                                    $   537,542,996  $  810,787,002                       $    1,348,329,998
==========================================================================================================================
Class A                                           $       376,364  $      546,166    8,483,051          $        9,405,581
==========================================================================================================================
Class B                                           $       255,409  $      569,733                       $          825,142
==========================================================================================================================
Class C                                           $     2,877,576  $      786,968                       $        3,664,544
==========================================================================================================================
Class K                                           $     8,483,051  $           --   (8,483,051)$                         0
==========================================================================================================================
Shares Outstanding
Institutional Class                                    20,469,404              --   11,910,764 (b)(c)           11,910,764
Investor Class                                         41,332,600      36,923,936   24,478,279 (b)              61,402,215
Class A                                                    29,812          25,439      412,642 (b)                 438,081
Class B                                                    20,550          26,741       11,985 (b)                  38,726
Class C                                                   220,821          36,652      134,028 (b)                 170,680
Class K                                                   658,739              --     (658,739)(b)                       0
==========================================================================================================================
NET ASSET VALUE PER SHARE:
Institutional Class, Offering and Redemption
 Price per Share                                  $         12.78              --                       $            21.96
Investor Class, Offering and Redemption
 Price per share                                  $         13.01  $        21.96                       $            21.96
Class A
   Redemption Price per Share                     $         12.62  $        21.47                       $            21.47
   Offering Price per Share (Maximum sales
    charge of 5.50%, 13.35 and 5.50%,22.72
     respectively)                                $         13.35  $        22.72                       $            22.72
 lass B, Offering and Redemption Price per Share  $         12.43  $        21.31                       $            21.31
Class C, Offering and Redemption Price per Share  $         13.03  $        21.47                       $            21.47
Class K, Offering and Redemption Price per Share  $         12.88              --                                       --
==========================================================================================================================


(a) Investment securities at cost and value at May 31, 2003 include repurchase agreements of $1,900,000, $291,000 and $2,191,000, respectively, for
      Balanced Fund, Total Return Fund and Pro Forma Combined.

(b) Adjustment to reflect the exchange of shares of common stock outstanding from Balanced Fund to Total Return Fund and Balanced Fund - Class K shares of common stock outstanding to Total Return Fund - Class A shares.

(c) Conversion of Balanced Fund - Institutional Class shares at Total Return Fund - Investor Class shares net asset value per share.

See Notes to Financial Statements

PRO FORMA STATEMENT OF OPERATIONS
INVESCO COMBINATION STOCK & BOND FUNDS, INC.
YEAR ENDED MAY 31, 2003
UNAUDITED


                                                                                 TOTAL
                                                               BALANCED         RETURN         PRO FORMA        PRO FORMA
                                                                 FUND            FUND         ADJUSTMENTS       COMBINED
                                                            -------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                   $     6,876,181 $    12,122,216                      $  18,998,397
Dividends from Affiliated Investment Companies                       22,089               0                             22,089
Interest                                                         14,498,434      15,452,484                         29,950,918
Securities Loaned Income                                                  0          15,284                             15,284
   Foreign Taxes Withheld                                           (31,236)        (67,567)                           (98,803)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME                                                     21,365,468      27,522,417                         48,887,885
-------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees                                          4,664,989       6,156,885   $ (325,257)(a)        10,496,617
Distribution Expenses
   Investor Class                                                 1,482,411       2,174,838                          3,657,249
   Class A                                                              892           1,515       33,243 (a)(b)         35,650
   Class B                                                            1,445           2,659                              4,104
   Class C                                                           28,287           6,915                             35,202
   Class K                                                           42,740              --      (42,740)(b)                 0
Transfer Agent Fees
   Institutional Class                                              690,836              --                            690,836
   Investor Class                                                 2,305,641       3,868,389                          6,174,030
   Class A                                                            1,058             739                              1,797
   Class B                                                              660             714                              1,374
   Class C                                                           22,286           6,950                             29,236
   Class K                                                           37,166              --                             37,166
Administrative Services Fees                                        382,599         402,096      (10,000)(a)           774,695
Custodian Fees and Expenses                                         112,798         113,868                            226,666
Directors' Fees and Expenses                                         75,730          80,775       (8,000)(b)           148,505
Interest Expenses                                                     1,456           4,049                              5,505
Professional Fees and Expenses                                       73,033          79,210      (28,947)(b)           123,296
Registration Fees and Expenses
   Institutional Class                                               11,621              --                             11,621
   Investor Class                                                    22,485          24,273                             46,758
   Class A                                                              650             684        1,944 (b)             3,278
   Class B                                                              647             655                              1,302
   Class C                                                            1,581           1,537                              3,118
   Class K                                                            1,944              --       (1,944)(b)                 0
Reports to Shareholders                                             140,704          87,009                            227,713
Other Expenses                                                       52,387          51,128       21,380 (b)           124,895
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES                                                10,156,046      13,064,888     (360,321)           22,860,613
   Fees and Expenses Absorbed/Reimbursed by Investment Adviser
      Institutional Class                                                 0              --      (68,006)(c)           (68,006)
      Investor Class                                               (319,653)     (2,080,446)     215,867 (c)        (2,184,232)
      Class A                                                        (2,966)         (2,592)      (9,464)(c)           (15,022)
      Class B                                                        (3,523)         (3,513)       3,838 (c)            (3,198)
      Class C                                                       (20,720)         (8,666)      (3,122)(c)           (32,508)
      Class K                                                        (5,723)             --        5,723 (c)                 0
   Fees and Expenses Paid Indirectly                                 (1,433)           (707)                            (2,140)
-------------------------------------------------------------------------------------------------------------------------------
      NET EXPENSES                                                9,802,028      10,968,964     (215,485)           20,555,507
-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                            11,563,440      16,553,453      215,485            28,332,378
-------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Loss on Investment Securities                     (115,948,604)    (45,793,592)                      (161,742,196)
Change in Net Appreciation/Depreciation
 of Investment Securities                                        44,906,678     (34,951,619)                         9,955,059
-------------------------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENT SECURITIES                               (71,041,926)    (80,745,211)                      (151,787,137)
-------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                  $   (59,478,486)$   (64,191,758)  $  215,485         $(123,454,759)
===============================================================================================================================

(a) Reflects adjustments to Investment Advisory Fees, Distribution Expenses and Administrative Services Fees based on the surviving Fund's contractual fee obligation.

(b) Reflects elimination of duplicate services or fees and reflects adjustments for Balanced Fund - Class K moving to Total Return - Class A.

(c) Reflects adjustment to the level of the surviving Fund's voluntary expense reimbursement.

See Notes to Financial Statements

PRO FORMA NOTES TO FINANCIAL STATEMENTS
UNAUDITED



NOTE 1 --  BASIS OF COMBINATION

On June 9, 2003, the Board of Directors of INVESCO Combination Stock & Bond Funds, Inc. - Balanced Fund and Total Return Fund (collectively the "Funds", individually the "Fund"), approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to approval by the shareholders of Balanced Fund, Total Return Fund will acquire all of the assets of Balanced Fund subject to the liabilities of such Fund, in exchange for a number of shares of Total Return Fund equal in value to the net assets of Balanced Fund (the "Merger").

The Merger will be accounted for as a tax-free merger of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at May 31, 2003. The unaudited pro forma statement of investment securities and statement of assets and liabilities reflect the financial position of the Funds at May 31, 2003. The unaudited pro forma statement of operations reflects the results of operations of the Funds for the year ended May 31, 2003. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the date indicated above for each Fund under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Total Return Fund for pre-combination periods will not be restated.

The unaudited pro forma statement of investment securities, unaudited statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Fund which are incorporated by reference in the Statement of Additional Information.

NOTE 2 -- SECURITY VALUATION

Domestic (U.S.) equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the closing bid price for the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Investments in shares of investment companies are valued at the net asset value of the respective fund as calculated each day.

If market quotations or pricing service valuations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time that the net asset value per share is determined, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

NOTE 3 -- CAPITAL SHARES

The unaudited pro forma net asset value per share assumes additional shares of common stock of Total Return Fund issued in connection with the proposed acquisition of Balanced Fund by Total Return Fund as of May 31, 2003. The number of additional shares issued was calculated by dividing the net asset value of each Class of Balanced Fund by the respective Class' net asset value per share of Total Return Fund.

NOTE 4 -- UNAUDITED PRO FORMA ADJUSTMENTS

The accompanying unaudited pro forma financial statements reflect changes in fund shares as if the merger had taken place on May 31, 2003. Balanced Fund expenses were adjusted assuming Total Return Fund's fee structure was in effect for the entire year ended May 31, 2003.

NOTE 5 -- MERGER COSTS

Merger costs are estimated at approximately $539,700 and are not included in the unaudited pro forma statement of operations since these costs are not recurring. These costs represent the estimated expense of both Funds carrying out their obligations under the Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger. INVESCO Funds Group, Inc., Investment Adviser to the Funds, will bear all of the cost of the Reorganization. The Funds will bear no expenses relating to the proposed Reorganization.

NOTE 6 -- FEDERAL INCOME TAXES

The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The Fund intends to offset any net capital gains with any available capital loss carry forward until each carry forward has been fully utilized or expires. The amount of capital loss carry forward, which may offset Total Return Fund's capital gains in any given year may be limited as a result of previous reorganizations. In addition, no capital gain distribution shall be made until the capital loss carry forward has been fully utilized or expires.

                  INVESCO COMBINATION STOCK & BOND FUNDS, INC.


                            PART C. OTHER INFORMATION


ITEM 15. Indemnification provisions for officers, directors, and employees of the Company are set forth in Article VII of the Articles of Amendment and Restatement of the Articles of Incorporation, and are hereby incorporated by reference. See Item 16(1) below. Under these Articles, directors, and officers will be indemnified to the fullest extent permitted to directors by the Maryland General Corporation Law, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended, and the rules thereunder. Under the Investment Company Act of 1940, directors and officers of the Company cannot be protected against liability to the Fund or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of their office. The Company also maintains liability insurance policies covering its directors and officers.

ITEM 16. EXHIBITS

         (1) Articles of Amendment and Restatement of Articles of Incorporation filed December 2, 1999.(7)

                  (a) Articles of Amendment to the Articles of Amendment and Restatement of the Articles of Incorporation filed May 17, 2000.(8)

                  (b) Articles Supplementary to the Articles of Amendment and Restatements of Articles of Incorporation filed December 8, 2000.(9)

                  (c) Articles Supplementary to the Articles of Amendment and Restatement of Articles of Incorporation filed August 20, 2001.(11)

                  (d) Certificate of Correction to the Articles of Amendment and Restatement of the Articles of Incorporation filed January 28, 2002.(13)

                  (e) Articles Supplementary to the Articles of Amendment and Restatement of Articles of Incorporation filed January 29, 2002.(13)

                  (f) Articles Amendment of the Articles of Amendment and Restatement of the Articles of Incorporation filed March 25, 2002.(14)

                  (g) Articles Supplementary to the Articles of Amendment and Restatement filed July 11, 2003.(15)

                  (h) Certificate of Correction to the Articles Supplementary filed on July 31, 2003.(16)

         (2)      Bylaws.(2)

         (3)      Voting Trust Agreement - none

         (4) Agreement and Plan of Reorganization is filed herewith as Appendix I to the Combined Proxy Statement and Prospectus contained in this Registration Statement and is incorporated herein by reference.

         (5) Provisions of instruments defining the rights of holders of Registrant's securities are contained in Articles III, IV, and VII of the Articles of Amendment and Restatement of the Articles of Incorporation and Articles II, VI, VII, VIII, and IX of the Bylaws of the Registrant.

         (6) Investment Advisory Agreement between Registrant and INVESCO Funds Group, Inc. dated February 28, 1997.(3)

                  (a)      Amendment to Advisory Agreement dated June 30,
                           1998.(4)

                  (b)      Amendment to Advisory Agreement dated May 13,
                           1999.(5)

         (7) Underwriting Agreement between Registrant and A I M Distributors, Inc. dated July 1, 2003.(16)

         (8) (a) INVESCO Funds Retirement Plan for Independent Directors dated October 30, 2001.(13)

              (b) Deferred Retirement Plan Account Agreement for
                  Independent Directors.(16)

         (9) Custody Agreement between Registrant and State Street Bank and Trust Company dated May 8, 2001, as amended September 28, 2001, October 5, 2001, October 19, 2001, March 29, 2002, April
                  30, 2002, July 31, 2002, August 30, 2002, October 21, 2002,
                  November 1, 2002, November 30, 2002, December 26, 2002, January 31, 2003 and February 10, 2003.(16)

         (10) (a) Amended and Restated Master Plan and Agreement of
                  Distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated July 1, 2003 with respect to the Funds' Investor Class shares.(16)

              (b) Amended and Restated Master Distribution Plan and Agreement
                  adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated July 1, 2003 with respect to the Funds' Class A shares.(16)

              (c) Amended and Restated Master Distribution Plan and Agreement
                  adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated July 1, 2003 with respect to the Funds' Class B shares.(16)

              (d) Amended and Restated Master Distribution Plan and Agreement
                  adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated July 1, 2003 with respect to the Funds' Class C shares.(16)

              (e) Amended and Restated Master Distribution Plan and Agreement
                  adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated July 1, 2003 with respect to the Funds' Class K shares.(16)

              (f) Multiple Class Plan pursuant to Rule 18f-3 under the
                  Investment Company Act of 1940 adopted July 1, 2003.(16)

         (11) Opinion and Consent of Kirkpatrick & Lockhart LLP regarding the legality of the securities being registered (filed herewith).

         (12) Opinion and Consent of Kirkpatrick & Lockhart LLP regarding certain tax matters and consequences to shareholders discussed in the Combined Proxy Statement and Prospectus (to be filed).

         (13) (a) Transfer Agency Agreement between Registrant and INVESCO
                  Funds Group, Inc. dated June 1, 2000, as amended August 23, 2000, November 8, 2000, November 28, 2000, November 29, 2000,
                  May 15, 2001, September 28, 2001, October 5, 2001, October 19, 2001, March 29, 2002, April 30, 2002, July 31, 2002, August
                  30, 2002, October 21, 2002, November 1, 2002, November 30,
                  2002, December 26, 2002, January 31, 2003, and February 10, 2003.(16)

              (b) Administrative Services Agreement between Registrant and
                  INVESCO Funds Group, Inc. dated June 1, 2000, as amended August 23, 2000, November 8, 2000, November 28, 2000, November 29, 2000, May 15, 2001, September 28, 2001, October 5, 2001,
                  October 19, 2001, March 29, 2002, April 30, 2002, July 31,
                  2002, August 30, 2002, October 21, 2002, November 1, 2002,
                  November 30, 2002, December 26, 2002, January 31, 2003, and February 10, 2003.(16)

         (14)     Consent of Independent Accountants (filed herewith).

         (15)     Financial Statements omitted pursuant to Item 14(a)(1) - None.

         (16) Powers of Attorney - Previously filed on August 12, 2003 in Post-Effective Amendment No 23 to the Registrant's Registration Statement on Form N-1A and incorporated herein by reference.

         (17)     Proxy Card (filed herewith).


(1) Previously filed with Post-Effective Amendment No. 3 to the Registration Statement on September 21, 1995, and incorporated by reference herein.

(2) Previously filed with Post-Effective Amendment No. 4 to the Registration Statement on November 27, 1996 and incorporated by reference herein.

(3) Previously filed with Post-Effective Amendment No. 5 to the Registration Statement on November 24, 1997, and incorporated by reference herein.

(4) Previously filed with Post-Effective Amendment No. 6 to the Registration Statement on September 29, 1998, and incorporated by reference herein.

(5) Previously filed with Post-Effective Amendment No. 9 to the Registration Statement on September 28, 1999, and incorporated by reference herein.

(6) Previously filed with Post-Effective Amendment No. 10 to the Registration Statement on November 1, 1999, and incorporated by reference herein.

(7) Previously filed with Post-Effective Amendment No. 11 to the Registration Statement on December 31, 1999, and incorporated by reference herein.

(8) Previously filed with Post-Effective Amendment No. 12 to the Registration Statement on September 26, 2000, and is incorporated by reference herein.

(9) Previously filed with Post-Effective Amendment No. 14 to the Registration Statement on December 11, 2000 and incorporated by reference herein.

(10) Previously filed with Post-Effective Amendment No. 15 to the Registration Statement on July 2, 2001, and incorporated by reference herein.

(11) Previously filed with Post-Effective Amendment No. 16 to the Registration Statement on August 30, 2001, and incorporated by reference herein.

(12) Previously filed with Post-Effective Amendment No. 17 to the Registration Statement on December 5, 2001, and incorporated by reference herein.

(13) Previously filed with Post-Effective Amendment No. 18 to the Registration Statement on January 30, 2002, and incorporated by reference herein.

(14) Previously filed with Post-Effective Amendment No. 20 to the Registration Statement on September 6, 2002 and incorporated by reference herein.

(15) Previously filed with Post-Effective Amendment No. 22 to the Registration Statement on July 25, 2003.

(16) Previously filed with Post-Effective Amendment No. 23 to the Registration Statement on August 12, 2003.




ITEM 17. UNDERTAKINGS

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended ("1933 Act") the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         As required by the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver and the State of Colorado, on this 13th day of August, 2003.

ATTEST:                                     INVESCO Combination Stock & Bond
                                            Funds, Inc.


/s/ GLEN A. PAYNE                           By: /s/ RAYMOND R. CUNNINGHAM
------------------------------------           ---------------------------------
Glen A. Payne                                  Raymond R. Cunningham
Secretary                                      President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated:

Signature                                                   Title                          Date
---------                                                   -----                          ----
/s/ RAYMOND R. CUNNINGHAM                       President, Director and Chief          August 13, 2003
---------------------------------------         Executive Officer
Raymond R. Cunningham

/s/ RONALD L. GROOMS                            Treasurer and Chief Financial          August 13, 2003
---------------------------------------         and Accounting Officer
Ronald L. Grooms

*                                               Director                               August 13, 2003
---------------------------------------
Sueann Ambron

*                                               Director                               August 13, 2003
---------------------------------------
Victor L. Andrews

*                                               Director                               August 13, 2003
---------------------------------------
Bob R. Baker

*                                               Director                               August 13, 2003
---------------------------------------
Lawrence H. Budner

*                                               Director                               August 13, 2003
---------------------------------------
James T. Bunch

*                                               Director                               August 13, 2003
---------------------------------------
Richard W. Healey

*                                               Director                               August 13, 2003
---------------------------------------
Gerald J. Lewis

*                                               Director                               August 13, 2003
---------------------------------------
John W. McIntyre

*                                               Director                               August 13, 2003
---------------------------------------
Larry Soll


By: *                                                                                  August 13, 2003
    ----------------------------------
    Edward F. O'Keefe
    Attorney in Fact


By: /s/ GLEN A. PAYNE                                                                  August 13, 2003
    ----------------------------------
    Glen A. Payne
    Attorney in Fact

----------------------
* Original Powers of Attorney authorizing Edward F. O'Keefe and Glen A. Payne, and each of them, to execute this Registration Statement of the Registrant on behalf of the above-named directors and officers of the Registrant have been filed with the Securities and Exchange Commission on July 28, 2003.

                                  Exhibit Index


     Exhibit
     Number       Exhibit
     -------      -------
         11       Opinion and Consent of Kirkpatrick & Lockhart LLP

         14       Consent of Independent Accountants

         17       Proxy Card